UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21774

First Trust Exchange-Traded Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)   The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE(R) Arca(R) Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)

Annual Report
December 31, 2021

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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview

Portfolio of Investments

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1

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SHAREHOLDER LETTER
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                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2021.

Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in
2021 were clearly the ongoing fight against the coronavirus ("COVID-19")
pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.

The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the
U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the
Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The
U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index ("CPI"). The standard definition for inflation is "too many dollars chasing too few goods."
The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S.
Bureau of Labor Statistics. The last time inflation was this elevated was in
1982.

Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron's magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500(R) Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500(R) Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note ("T-Note"). The
10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


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MARKET OVERVIEW
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                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                         DECEMBER 31, 2021 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

Inflation surged in 2021 and it looks as though it is here to stay. Federal
Reserve (the "Fed") Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of
December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month. At that pace, it should be done buying bonds in the open market by the end of March 2022. They also foresee hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price
Index rate stood at 7.0% in December 2021, according to the U.S. Bureau of Labor
Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.

The global growth forecast from the International Monetary Fund ("IMF") released in October 2021 sees real gross domestic product growth rising by 4.9% worldwide in 2022, down from its 5.9% projection for 2021. The IMF is calling for a 5.2%
growth rate for the U.S. in 2022, down from its 6.0% estimate for 2021. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2022 growth rate estimates are 5.1% and 4.5%, respectively.

The exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs")
industry grew significantly in 2021. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the
U.S. stood at an all-time high of $7.21 trillion as of year-end, up 31.81% from the $5.47 trillion at the end of 2020, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. hit a record high of $919.78 billion in 2021, topping the prior record of $490.19 billion in 2020. U.S. ETF/ETP assets represent approximately 72% of total global ETF/ETP assets.

U.S. STOCKS AND BONDS

In 2021, three of the major U.S. stock indices posted substantial double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R)
Index posted total returns of 28.71%, 24.76%, and 26.82%, respectively, according to Bloomberg. All 11 major sectors that comprise the S&P 500(R) Index posted positive double-digit total returns. The top-performing sectors were
Energy, Real Estate, Financials and Information Technology, up 54.64%, 46.14%,
35.04% and 34.53%, respectively, while the worst-performing sector was
Utilities, up 17.67%. As we have noted often, we believe that when the major stock indices are trading at or near their record highs in maturing bull markets, corporate earnings need to continue to grow to drive the market higher.
Bloomberg's consensus year-over-year earnings growth rate estimates for the S&P
500(R) Index for 2022 and 2023 were 8.74% and 9.97%, respectively, as of
December 31, 2021. These projections, while positive, are more typical than
Bloomberg's 2021 growth estimate of 47.26%, which reflects a robust rebound from the coronavirus-induced -12.44% earnings growth rate posted in 2020.

The yield on the benchmark 10-Year Treasury Note closed trading on December 31,
2021, at 1.51%, according to Bloomberg. The 1.51% yield stood 52 basis points
("bps") below its 2.03% average for the 10-year period ended December 31, 2021.
Its yield rose 59 bps in 2021. The more than half-point rise was enough of a headwind to push the returns of taxable investment-grade bonds into negative territory. It was risk-on for investors in 2021. The top performing fixed-income bond category we track was high yield corporates. The Bloomberg U.S. Corporate
High Yield Index posted a total return of 5.28% for the year. Investors were willing to accept more risk to garner a higher return. The good news is that the default rate on speculative-grade (high yield) debt is low by historical standards. Moody's reported that its global speculative-grade default rate stood at 1.7% in December. Moody's puts the historical average default rate at 4.1%
(1983-2021). Its baseline scenario sees the default rate increasing to 2.4% by
December 2022 but staying well below its average.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 6.37% against a basket of major currencies in
2021, as measured by the U.S. Dollar Index ("DXY"), according to Bloomberg. The
DXY closed 2021 at a reading of 95.67, above its 20-year average of 88.89. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.

The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -2.57% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 4.71% (USD). With respect to equities, the MSCI
Emerging Markets Index of stocks posted a total return of -2.54% (USD), while the MSCI World ex USA Index rose by 12.62% (USD) on a total return basis, according to Bloomberg.

                                                                          Page 3

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Dow Jones Select
MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks of U.S.
micro-capitalization companies which are publicly traded in the United States.
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of micro-cap stocks issued by U.S.
companies that are comparatively liquid and have strong fundamentals relative to the micro-cap segment as a whole. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (9/27/05)      Ended       Ended       (9/27/05)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            34.71%       9.22%      13.74%        8.52%        55.41%     262.28%       278.08%
Market Value                                   34.58%       9.19%      13.82%        8.53%        55.21%     264.95%       278.23%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)            35.60%      10.03%      14.52%        9.28%        61.30%     287.95%       323.16%
Russell 2000(R) Index                          14.82%      12.02%      13.23%        9.29%        76.39%     246.52%       323.65%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 34.71% during the
12-month period covered by this report. During the same period, the Russell
2000(R) Index (the "Benchmark") generated a return of 14.82%. The Financials sector received the largest allocation in the Fund during the period at 32.4%
while also providing the Fund's largest contribution to the Fund's return at
13.5%. The Health Care sector provided the largest negative contribution to the
Fund's return with a contribution of -0.6%. On a relative basis, the Fund outperformed the Benchmark. The greatest source of relative outperformance was found in the Financials sector where the Fund earned 7.1% of outperformance versus the Benchmark. The Fund outperformed the Benchmark in every sector during the 12-month period covered by this report.

-----------------------------
The Dow Jones Select MicroCap Index(SM) ("Index") is a product of S&P Dow Jones
Indices LLC or its affiliates ("SPDJI") and has been licensed for use by First
Trust. S&P(R) is a registered trademark of Standard & Poor's Financial Services
LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones Trademark
Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by
SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such products nor do they have any liability for any errors, omissions, or interruptions of the Index.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                     34.1%
Industrials                                    14.9
Consumer Discretionary                         14.5
Information Technology                          9.3
Health Care                                     7.7
Real Estate                                     6.6
Materials                                       5.1
Consumer Staples                                4.2
Energy                                          2.3
Communication Services                          0.7
Utilities                                       0.6
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AdvanSix, Inc.                                  1.1%
Alpha & Omega Semiconductor Ltd.                1.1
Ingles Markets, Inc., Class A                   1.1
Andersons (The), Inc.                           1.0
Photronics, Inc.                                1.0
Federal Agricultural Mortgage Corp., Class C    1.0
Plymouth Industrial REIT, Inc.                  1.0
Metropolitan Bank Holding Corp.                 0.9
HomeStreet, Inc.                                0.9
Banc of California, Inc.                        0.9
                                             -------
   Total                                       10.0%
                                             =======


                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2011 - DECEMBER 31, 2021

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/11              $10,000                   $10,000                 $10,000
06/12               10,644                    10,679                  10,853
12/12               11,587                    11,669                  11,634
06/13               13,469                    13,605                  13,479
12/13               16,606                    16,832                  16,151
06/14               16,495                    16,771                  16,666
12/14               17,117                    17,449                  16,941
06/15               18,007                    18,409                  17,746
12/15               17,213                    17,660                  16,193
06/16               17,643                    18,151                  16,552
12/16               23,315                    24,050                  19,644
06/17               23,460                    24,254                  20,624
12/17               25,285                    26,223                  22,521
06/18               27,341                    28,436                  24,246
12/18               22,072                    23,025                  20,038
06/19               24,648                    25,802                  23,440
12/19               28,089                    29,478                  25,152
06/20               21,729                    22,846                  21,888
12/20               26,895                    28,611                  30,176
06/21               34,754                    37,080                  35,469
12/21               36,228                    38,795                  34,652


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend
Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of the 100 highest-yielding stocks that have a consistent record of dividend payment and have the ability to sustain their dividend payments. The securities comprising the Morningstar(R) US Market Index(SM) serve as the Fund's selection universe.
The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (3/9/06)       Ended       Ended       (3/9/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            24.76%       9.34%      11.35%        7.80%        56.31%     193.15%       227.81%
Market Value                                   24.83%       9.33%      11.36%        7.80%        56.18%     193.23%       227.80%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders Index(SM)      25.55%       9.94%      11.95%        8.35%        60.61%     209.15%       255.39%
S&P 500(R) Index                               28.71%      18.47%      16.55%       10.95%       133.41%     362.57%       416.98%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 24.76% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of 28.71%. The Fund's greatest allocation was to the
Communication Services sector, with an average weight of 17.8%. This sector contributed -0.7% to the Fund's return, which was the worst contribution to return of any sector. The greatest contribution to the Fund's return was the
6.5% from investments in the Financials sector. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance for the
Fund was investments in the Communication Services sector. The Fund's investments in this sector underperformed those in the Benchmark and caused
-5.8% of underperformance versus the Benchmark during the period. The sector with the greatest outperformance for the Fund versus the Benchmark was the
Financials sector. Investments in the Financials sector caused 2.3% of outperformance for the Fund versus the Benchmark during the period covered by this report.

-----------------------------
Morningstar(R) and Morningstar(R) Dividend Leaders Index(SM) are registered trademarks and service marks of Morningstar, Inc. ("Morningstar") and have been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar and Morningstar makes no representation regarding the advisability of investing in the Fund.


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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                   20.1%
Consumer Staples                              17.7
Communication Services                        17.7
Utilities                                     13.9
Energy                                         9.6
Information Technology                         9.2
Financials                                     8.5
Materials                                      2.7
Consumer Discretionary                         0.5
Industrials                                    0.1
                                            -------
   Total                                     100.0%
                                            =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                    10.1%
Verizon Communications, Inc.                   7.0
Chevron Corp.                                  6.6
AbbVie, Inc.                                   6.5
Pfizer, Inc.                                   6.4
Philip Morris International, Inc.              5.3
Altria Group, Inc.                             4.5
Coca-Cola (The) Co.                            4.5
Merck & Co., Inc.                              4.4
Broadcom, Inc.                                 4.3
                                            -------
   Total                                      59.6%
                                            =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2011 - DECEMBER 31, 2021

            First Trust Morningstar
               Dividend Leaders         Morningstar(R) Dividend     S&P 500(R)
                  Index Fund               Leaders Index(SM)          Index
12/11               $10,000                     $10,000              $10,000
06/12                10,827                      10,864               10,949
12/12                10,914                      10,976               11,600
06/13                12,438                      12,542               13,203
12/13                13,394                      13,540               15,356
06/14                14,772                      14,977               16,452
12/14                15,129                      15,375               17,459
06/15                14,671                      14,941               17,674
12/15                15,542                      15,863               17,701
06/16                17,830                      18,252               18,381
12/16                18,763                      19,247               19,821
06/17                19,311                      19,863               21,675
12/17                21,003                      21,657               24,153
06/18                20,306                      20,992               24,796
12/18                19,769                      20,470               23,092
06/19                22,592                      23,465               27,373
12/19                24,590                      25,611               30,355
06/20                19,686                      20,559               29,421
12/20                23,502                      24,621               35,940
06/21                26,807                      28,175               41,416
12/21                29,315                      30,915               46,257


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R)-100 U.S. Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks that comprise the Index.
The Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid initial public offerings ("IPOs") (including spin-offs and equity carve-outs) of U.S. companies. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/12/06)      Ended       Ended       (4/12/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                             3.67%      18.42%      18.51%       13.07%       132.85%     446.63%       589.27%
Market Value                                    3.63%      18.39%      18.52%       13.07%       132.55%     446.85%       589.28%

INDEX PERFORMANCE
IPOX(R)-100 U.S. Index                          4.19%      18.97%      19.14%       13.70%       138.34%     475.98%       652.76%
S&P 500(R) Index                               28.71%      18.47%      16.55%       10.92%       133.41%     362.57%       409.92%
Russell 3000(R) Index                          25.66%      17.97%      16.30%       10.79%       128.45%     352.85%       400.71%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 3.67% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index (the "Benchmark")
generated a return of 25.66%. The Information Technology sector was the largest sector allocation for the Fund at 34.7% and provided the second largest contribution to the Fund's return at 4.2%. The Consumer Discretionary sector contributed -1.5% to the Fund's return, the worst of any sector. On a relative basis, the Fund underperformed the Benchmark. The largest source of relative underperformance came from the Information Technology sector where the Fund underperformed the Benchmark by -5.0%. The Fund underperformed the Benchmark in most sectors; however, the Fund's investments in the Consumer Staples sector significantly outperformed the Benchmark allocations in this sector and earned
0.4% of outperformance for the Fund versus the Benchmark.

-----------------------------
IPOX(R) and IPOX(R)-100 U.S. Index are registered international trademarks and service marks of IPOX(R) Schuster LLC ("IPOX") and have been licensed for use by
First Trust. The Fund is not sponsored, endorsed, sold or promoted by IPOX, and
IPOX makes no representation regarding the advisability of trading in such Fund.
IPOX(R) is an international trademark of IPOX Schuster LLC. Index of Initial
Public Offerings (IPOX) and IPOX Derivatives Patent No. 7,698,197.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         33.7%
Industrials                                    13.3
Health Care                                    10.6
Consumer Discretionary                         10.6
Financials                                      7.4
Communication Services                          7.0
Real Estate                                     4.5
Consumer Staples                                4.3
Energy                                          3.9
Materials                                       3.8
Utilities                                       0.9
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Marvell Technology, Inc.                       10.0%
Airbnb, Inc., Class A                           4.1
Tradeweb Markets, Inc., Class A                 2.8
Avantor, Inc.                                   2.8
Uber Technologies, Inc.                         2.7
ROBLOX Corp., Class A                           2.6
Alcon, Inc.                                     2.5
Keysight Technologies, Inc.                     2.3
General Dynamics Corp.                          2.3
Datadog, Inc., Class A                          2.2
                                             -------
   Total                                       34.3%
                                             =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2011 - DECEMBER 31, 2021

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/11            $10,000               $10,000           $10,000              $10,000
06/12             11,354                11,388            10,949               10,932
12/12             13,001                13,077            11,600               11,641
06/13             15,184                15,311            13,203               13,278
12/13             19,240                19,469            15,356               15,547
06/14             20,512                20,822            16,452               16,626
12/14             21,531                21,921            17,459               17,499
06/15             23,391                23,885            17,674               17,838
12/15             22,002                22,533            17,701               17,583
06/16             21,859                22,438            18,381               18,220
12/16             23,477                24,163            19,818               19,822
06/17             25,987                26,811            21,669               21,592
12/17             29,807                30,833            24,144               24,010
06/18             31,366                32,513            24,784               24,783
12/18             27,357                28,433            23,086               22,751
06/19             34,418                35,867            27,366               27,015
12/19             35,695                37,243            30,354               29,809
06/20             37,376                39,066            29,421               28,773
12/20             52,729                55,285            35,943               36,037
06/21             56,825                59,725            41,422               41,481
12/21             54,663                57,598            46,257               45,285


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE(R) Arca(R) Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the NYSE(R) Arca
Biotechnology Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of small, mid and large capitalization companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant
DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The
Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            -3.64%      12.25%      17.38%       14.51%        78.19%     396.40%       720.83%
Market Value                                   -3.61%      12.24%      17.38%       14.51%        78.10%     396.68%       721.02%

INDEX PERFORMANCE
NYSE(R) Arca Biotechnology Index               -3.52%      12.75%      17.91%       15.10%        82.18%     419.27%       788.26%
S&P Composite 1500(R) Health Care Index        24.85%      17.70%      17.44%       12.85%       125.88%     399.07%       553.90%
NASDAQ(R) Biotechnology Index                   0.02%      11.89%      16.36%       13.26%        75.37%     354.94%       592.23%
S&P 500(R) Index                               28.71%      18.47%      16.55%       11.30%       133.41%     362.57%       427.80%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -3.64% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Health Care Index
(the "Benchmark") returned 24.85%. The Fund's allocation to the Biotechnology industry was its largest at 79.9%, while also providing the worst contribution to the Fund's return at -8.3%. The industry providing the greatest contribution to return was the Life Sciences Tools & Services industry with a 5.2%
contribution to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. The largest source of relative underperformance was found in the
Biotechnology industry, which caused -26.7% of underperformance for the Fund versus the Benchmark. The Fund did outperform the Benchmark in the Life Sciences
Tools & Services industry, reducing a portion of the Fund's overall relative underperformance.

-----------------------------
Source ICE Data Indices, LLC, is used with permission. "NYSE(R)" is a service/trade mark of ICE Data Indices, LLC or its affiliates. This trademark has been licensed, along with the NYSE(R) Arca Biotechnology Index (the "Index")
for use by First Trust Portfolios L.P. in connection with the First Trust
NYSE(R) Arca(R) Biotechnology Index Fund (the "Product"). Neither First Trust
Portfolios L.P., First Trust Exchange-Traded Fund (the "Trust") nor the Product,
as applicable, is sponsored, endorsed, sold or promoted by ICE Data Indices,
LLC, its affiliates or its Third Party Suppliers ("ICE Data and its Suppliers").
ICE Data and its Suppliers make no representations or warranties regarding the advisability of investing in securities generally, in the Product particularly, the Trust or the ability of the Index to track general market performance. Past performance of an Index is not an indicator of or a guarantee of future results.

ICE DATA AND ITS SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS,
EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS
FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY
INFORMATION INCLUDED IN, RELATED TO, OR DERIVED THEREFROM ("INDEX DATA"). ICE
DATA AND ITS SUPPLIERS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH
RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES AND
THE INDEX DATA, WHICH ARE PROVIDED ON AN "AS IS" BASIS AND YOUR USE IS AT YOUR
OWN RISK.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                  79.9%
Life Sciences Tools & Services                 17.4
Pharmaceuticals                                 2.7
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
ACADIA Pharmaceuticals, Inc.                    4.5%
FibroGen, Inc.                                  4.3
Vertex Pharmaceuticals, Inc.                    4.1
BioMarin Pharmaceutical, Inc.                   4.0
United Therapeutics Corp.                       3.9
Regeneron Pharmaceuticals, Inc.                 3.9
IQVIA Holdings, Inc.                            3.9
Incyte Corp.                                    3.8
Amgen, Inc.                                     3.7
QIAGEN N.V.                                     3.7
                                             -------
   Total                                       39.8%
                                             =======


                                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             DECEMBER 31, 2011 - DECEMBER 31, 2021

             First Trust NYSE(R)         NYSE(R) Arca           NASDAQ(R)                            S&P Composite
            Arca(R) Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                 Index Fund                  Index                Index              Index             Care Index
12/11              $10,000                  $10,000              $10,000            $10,000             $10,000
06/12               13,418                   13,461               12,482             10,949              11,149
12/12               14,092                   14,174               13,229             11,600              11,836
06/13               17,788                   17,932               16,785             13,203              14,275
12/13               21,152                   21,375               21,957             15,356              16,829
06/14               25,192                   25,485               24,923             16,452              18,546
12/14               31,228                   31,617               29,510             17,459              21,001
06/15               37,998                   38,535               35,941             17,674              23,143
12/15               34,650                   35,217               32,982             17,701              22,557
06/16               27,436                   27,969               25,149             18,381              22,688
12/16               27,859                   28,472               25,941             19,818              22,094
06/17               34,930                   35,786               30,439             21,669              25,733
12/17               38,165                   39,204               31,553             24,144              27,058
06/18               42,928                   44,187               32,544             24,784              27,946
12/18               38,086                   39,309               28,756             23,086              28,874
06/19               43,165                   44,663               32,480             27,366              31,299
12/19               45,625                   47,338               35,978             30,354              34,898
06/20               51,407                   53,482               40,968             29,419              34,682
12/20               51,520                   53,760               45,487             35,938              39,978
06/21               52,933                   55,394               49,376             41,419              44,699
12/21               49,640                   51,927               45,494             46,257              49,907


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite
Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the
Index. The Index is designed to measure the performance of the largest and most actively traded securities issued by U.S. companies in the Internet industry.
The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/19/06)      Ended       Ended       (6/19/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                             6.43%      23.15%      21.48%       16.93%       183.27%     600.19%      1,034.99%
Market Value                                    6.47%      23.14%      21.49%       16.93%       183.18%     600.31%      1,035.18%

INDEX PERFORMANCE
Dow Jones Internet Composite Index(SM)          6.97%      23.84%      22.15%       17.56%       191.28%     639.38%      1,134.95%
S&P Composite 1500(R) Information
   Technology Index                            33.76%      31.35%      23.63%       17.11%       290.95%     734.38%      1,062.31%
S&P 500(R) Index                               28.71%      18.47%      16.55%       11.30%       133.41%     362.57%        427.80%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 6.43% during the 12-month period covering this report. During the same period, the S&P Composite 1500(R) Information
Technology Index (the "Benchmark") returned 33.76%. The Fund allocated the largest weight to holdings in the Interactive Media & Services industry. This industry received a 28.9% allocation and generated a 3.8% return for the Fund, which was the largest positive contribution to the Fund's return. The Health
Care Technology industry provided the worst contribution to the Fund's return at
1.3%. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance came from the Application Software industry where the
Fund underperformed the Benchmark by -6.9%. A portion of the Fund's underperformance was reduced by investments in the Data Processing & Outsourced
Services industry which provided a 2.4% return versus the Benchmark.

-----------------------------
The Dow Jones Internet Composite Index(SM) ("Index") is a product of S&P Dow
Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by
First Trust. S&P(R) is a registered trademark of Standard & Poor's Financial
Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones
Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         44.9%
Communication Services                         31.8
Consumer Discretionary                         18.7
Health Care                                     3.3
Real Estate                                     1.3
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                                9.2%
Meta Platforms, Inc., Class A                   7.5
Cisco Systems, Inc.                             5.2
Alphabet, Inc., Class A                         5.2
Netflix, Inc.                                   4.8
Alphabet, Inc., Class C                         4.8
salesforce.com, Inc.                            4.6
PayPal Holdings, Inc.                           4.4
Snowflake, Inc., Class A                        2.9
Airbnb, Inc., Class A                           2.5
                                             -------
   Total                                       51.1%
                                             =======


                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2011 - DECEMBER 31, 2021

               First Trust                Dow Jones                               S&P Composite 1500(R)
            Dow Jones Internet        Internet Composite        S&P 500(R)        Information Technology
                Index Fund                Index(SM)               Index                   Index
12/11            $10,000                   $10,000               $10,000                 $10,000
06/12             10,945                    10,978                10,949                  11,272
12/12             12,085                    12,163                11,600                  11,475
06/13             14,052                    14,183                13,203                  12,247
12/13             18,537                    18,775                15,356                  14,802
06/14             18,448                    18,718                16,452                  16,053
12/14             18,987                    19,300                17,459                  17,607
06/15             20,808                    21,209                17,674                  17,836
12/15             23,120                    23,623                17,701                  18,592
06/16             22,339                    22,881                18,381                  18,603
12/16             24,718                    25,382                19,818                  21,341
06/17             29,345                    30,215                21,669                  24,888
12/17             34,017                    35,116                24,144                  29,298
06/18             42,640                    44,127                24,784                  32,386
12/18             36,133                    37,495                23,086                  29,079
06/19             44,509                    46,374                27,366                  36,930
12/19             43,094                    45,025                30,354                  43,544
06/20             52,820                    55,363                29,419                  49,518
12/20             65,782                    69,115                35,938                  62,368
06/21             75,840                    79,869                41,419                  70,887
12/21             70,019                    73,938                46,257                  83,438


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on The
Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was July 11, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (7/6/06)       Ended       Ended       (7/6/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            26.61%      17.09%      16.17%       11.36%       120.05%     347.51%       429.35%
Market Value                                   26.68%      17.08%      16.18%       11.36%       119.97%     347.96%       429.41%

INDEX PERFORMANCE
The Capital Strength Index(SM)*                27.37%      17.82%       N/A           N/A        127.04%       N/A           N/A
S&P 500(R) Index                               28.71%      18.47%      16.55%       11.14%       133.41%     362.57%       413.22%
------------------------------------------------------------------------------------------------------------------------------------


*     On June 4, 2013, the Fund's underlying index changed from the Credit
      Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength
      Index(SM). On June 18, 2010, the Fund's underlying index changed from the
      Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value
      Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 26.61% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of 28.71%. The Industrials sector received the greatest allocation of any of the sectors in the Fund during the period, carrying an average weight of 20.7%. Investments in the Industrials sector returned 21.0%
and contributed 4.4% to the Fund's overall return. Stock selections from the
Real Estate sector in the Fund returned -6.9% during the period, which was the only sector with a negative return. This sector received a very low weight of
0.6% in the Fund and contributed -0.2% to the Fund's total return. On a relative basis, the Fund slightly underperformed the Benchmark. The bulk of the underperformance came from investments in the Consumer Staples sector. This sector caused -2.1% of underperformance versus the Benchmark during the period.
The sector with the largest negative contribution to the Fund's underperformance was the Information Technology sector. Investments in the Information Technology sector outperformed the Benchmark by 2.0%.

-----------------------------
Nasdaq(R) and The Capital Strength Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The
Fund is not issued, endorsed, sold or promoted by the Corporations. THE
CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         25.4%
Health Care                                    18.3
Industrials                                    17.2
Consumer Staples                               16.5
Financials                                     11.3
Consumer Discretionary                          5.5
Materials                                       3.9
Communication Services                          1.9
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Broadcom, Inc.                                  2.4%
Costco Wholesale Corp.                          2.3
Keysight Technologies, Inc.                     2.3
Accenture PLC, Class A                          2.2
Zoetis, Inc.                                    2.2
Abbott Laboratories                             2.2
Home Depot (The), Inc.                          2.2
UnitedHealth Group, Inc.                        2.2
Intuit, Inc.                                    2.1
Automatic Data Processing, Inc.                 2.1
                                             -------
   Total                                       22.2%
                                             =======


    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
       DECEMBER 31, 2011 - DECEMBER 31, 2021

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/11             $10,000               $10,000
06/12              10,543                10,949
12/12              11,745                11,600
06/13              13,701                13,203
12/13              15,962                15,356
06/14              16,853                16,452
12/14              18,430                17,459
06/15              18,399                17,674
12/15              18,734                17,701
06/16              19,734                18,381
12/16              20,340                19,818
06/17              22,860                21,669
12/17              25,727                24,144
06/18              25,941                24,784
12/18              24,672                23,086
06/19              29,007                27,366
12/19              31,271                30,354
06/20              30,464                29,420
12/20              35,352                35,942
06/21              39,792                41,421
12/21              44,751                46,257


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the securities ranked #1 or #2 according to Value Line Publishing, LLC's proprietary
Value Line(R) Safety(SM) Ranking System that are also still expected to provide above-average dividend yield. The Index is rebalanced and reconstituted monthly, and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on the
NYSE Arca.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (8/19/03)      Ended       Ended       (8/19/03)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            24.86%      11.41%      13.02%       10.33%        71.63%     240.05%       508.25%
Market Value                                   24.86%      11.39%      13.02%       10.33%        71.48%     240.12%       508.39%

INDEX PERFORMANCE
Value Line(R) Dividend Index*                  25.85%      12.32%      13.95%         N/A         78.78%     269.07%         N/A
S&P 500(R) Index                               28.71%      18.47%      16.55%       11.06%       133.41%     362.57%       587.10%
Dow Jones U.S. Select Dividend Index(SM)*      32.24%      11.02%      12.82%         N/A         68.69%     234.01%         N/A
------------------------------------------------------------------------------------------------------------------------------------


      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend
      Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the
      Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are
      only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (December 31,
      2021) were 276.05% and 277.93% at NAV and Market Value, respectively. That compares to an Index return of 324.04% for the same period. The average annual total returns for the period from the reorganization date (December
      15, 2006) through period end (December 31, 2021) were 9.20% and 9.24% at
      NAV and Market Value, respectively. That compares to an Index return of
      10.08% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to
      December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend
      Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE
      American) closing market price of the Predecessor FVD Fund.

      * Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 18.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 24.86% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of 28.71%. The Utilities sector received a 19.8% allocation within the Fund during the period, which was the Fund's largest allocation. The
Fund's investments in the Financials sector generated a 5.3% contribution to the
Fund's return, which was the largest sector return for the period. No sector in the Fund generated a negative contribution to the Fund's return during the period, however, investments in the Energy sector generated a 0.1% contribution, which was the smallest for the period covered by this report. On a relative basis, the Fund underperformed the Benchmark. The largest source of relative underperformance came from the Utilities sector where the Fund underperformed the Benchmark by -1.8% during the period. A portion of the Fund's overall underperformance was partially reduced by investments in the Real Estate sector where the Fund outperformed the Benchmark by 0.8% during the period.

-----------------------------
Value Line(R) and Value Line(R) Dividend Index are trademarks or registered trademarks of Value Line, Inc. ("Value Line") and have been licensed for use for certain purposes by First Trust. The Fund is not sponsored, endorsed, recommended, sold or promoted by Value Line and Value Line makes no representation regarding the advisability of investing in products utilizing such strategy.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                      19.5%
Industrials                                    16.9
Financials                                     14.8
Consumer Staples                               11.2
Health Care                                    10.1
Information Technology                         10.0
Materials                                       5.3
Real Estate                                     4.4
Consumer Discretionary                          4.4
Communication Services                          2.9
Energy                                          0.5
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Exelon Corp.                                    0.5%
Otter Tail Corp.                                0.5
International Flavors & Fragrances, Inc.        0.5
MGE Energy, Inc.                                0.5
Rollins, Inc.                                   0.5
Target Corp.                                    0.5
Campbell Soup Co.                               0.5
Axis Capital Holdings Ltd.                      0.5
C.H. Robinson Worldwide, Inc.                   0.5
Avangrid, Inc.                                  0.5
                                             -------
   Total                                        5.0%
                                             =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2011 - DECEMBER 31, 2021

                First Trust
               Value Line(R)           Value Line(R)          S&P 500(R)        Dow Jones U.S. Select
            Dividend Index Fund        Dividend Index           Index            Dividend Index(SM)
12/11             $10,000                 $10,000              $10,000                 $10,000
06/12              10,633                  10,685               10,949                  10,654
12/12              11,117                  11,209               11,600                  11,084
06/13              12,661                  12,822               13,203                  12,619
12/13              14,070                  14,302               15,356                  14,305
06/14              15,269                  15,592               16,452                  15,716
12/14              16,313                  16,722               17,459                  16,502
06/15              15,974                  16,438               17,674                  15,913
12/15              16,517                  17,073               17,701                  16,233
06/16              18,843                  19,562               18,381                  18,757
12/16              19,812                  20,646               19,818                  19,802
06/17              20,890                  21,854               21,669                  21,008
12/17              22,285                  23,397               24,144                  22,859
06/18              22,111                  23,306               24,784                  23,092
12/18              21,512                  22,756               23,088                  21,492
06/19              25,186                  26,760               27,368                  24,424
12/19              27,235                  29,036               30,354                  26,467
06/20              23,276                  24,950               29,420                  20,730
12/20              27,231                  29,326               35,942                  25,258
06/21              31,146                  33,679               41,421                  31,242
12/21              34,005                  36,907               46,257                  33,401


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First
Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity
Opportunities ETF, First Trust NYSE(R) Arca(R) Biotechnology Index Fund, First
Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF or First
Trust Value Line(R) Dividend Index Fund (each a "Fund" and collectively, the
"Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2021      DECEMBER 31, 2021      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $1,042.60             0.60%             $3.09
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18             0.60%             $3.06

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $1,093.80             0.45%             $2.37
Hypothetical (5% return before expenses)             $1,000.00           $1,022.94             0.45%             $2.29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $  961.90             0.57%             $2.82
Hypothetical (5% return before expenses)             $1,000.00           $1,022.33             0.57%             $2.91

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $  937.90             0.55%             $2.69
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $  923.20             0.51%             $2.47
Hypothetical (5% return before expenses)             $1,000.00           $1,022.63             0.51%             $2.60

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $1,124.80             0.55%             $2.95
Hypothetical (5% return before expenses)             $1,000.00           $1,022.43             0.55%             $2.80


                                                                         Page 19


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2021 (UNAUDITED)


--------------------------------------------------------------------------------------------------------------------------
                                                                                            ANNUALIZED
                                                                                           EXPENSE RATIO     EXPENSES PAID
                                                     BEGINNING            ENDING           BASED ON THE       DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE         SIX-MONTH         SIX-MONTH
                                                   JULY 1, 2021      DECEMBER 31, 2021      PERIOD (a)        PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $1,091.70             0.67%             $3.53
Hypothetical (5% return before expenses)             $1,000.00           $1,021.83             0.67%             $3.41


(a)   These expense ratios reflect expense caps for certain Funds. See Note 3 in
      Notes to Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.4%
      17,600 Ducommun, Inc. (a)                $       823,152
     101,205 PAE, Inc. (a)                           1,004,966
      19,025 Vectrus, Inc. (a)                         870,774
                                               ---------------
                                                     2,698,892
                                               ---------------
             AIRLINES -- 0.2%
      51,235 Mesa Air Group, Inc. (a)                  286,916
                                               ---------------
             AUTO COMPONENTS -- 1.1%
      31,154 Motorcar Parts of America,
                Inc. (a)                               531,799
      31,047 Standard Motor Products, Inc.           1,626,552
                                               ---------------
                                                     2,158,351
                                               ---------------
             BANKS -- 23.8%
      30,551 Allegiance Bancshares, Inc.             1,289,558
      41,478 Amerant Bancorp, Inc.                   1,433,065
      32,938 Atlantic Capital Bancshares,
                Inc. (a)                               947,626
      87,754 Banc of California, Inc.                1,721,733
      25,976 Bank of Marin Bancorp                     967,086
      24,365 Blue Ridge Bankshares, Inc.               436,134
      37,928 Byline Bancorp, Inc.                    1,037,331
      24,088 Camden National Corp.                   1,160,078
      30,565 Capstar Financial Holdings, Inc.          642,782
      45,367 Central Pacific Financial Corp.         1,277,988
      16,335 Central Valley Community
                Bancorp                                339,278
      24,603 Community Trust Bancorp, Inc.           1,072,937
      34,098 First Bancshares (The), Inc.            1,316,865
      18,375 First Financial Corp.                     832,204
      36,012 First of Long Island (The) Corp.          777,499
      10,058 Five Star Bancorp                         301,740
      49,762 Flushing Financial Corp.                1,209,217
      16,661 Great Southern Bancorp, Inc.              987,164
      49,327 Hanmi Financial Corp.                   1,168,063
      77,716 HarborOne Bancorp, Inc.                 1,153,305
      97,768 Heritage Commerce Corp.                 1,167,350
      57,047 Heritage Financial Corp.                1,394,229
      33,173 HomeStreet, Inc.                        1,724,996
      62,833 Horizon Bancorp, Inc.                   1,310,068
      34,515 Independent Bank Corp.                    823,873
      14,261 Investar Holding Corp.                    262,545
      82,092 Lakeland Bancorp, Inc.                  1,558,927
      16,403 Metropolitan Bank Holding
                Corp. (a)                            1,747,412
      20,960 Mid Penn Bancorp, Inc.                    665,270
      33,571 Midland States Bancorp, Inc.              832,225
      17,187 MVB Financial Corp.                       713,604
      19,905 Nicolet Bankshares, Inc. (a)            1,706,854
      12,048 Northeast Bank                            430,475
      35,446 Origin Bancorp, Inc.                    1,521,342
      19,983 PCB Bancorp                               438,827
      39,901 Peoples Bancorp, Inc.                   1,269,251
      22,240 Preferred Bank                          1,596,610
      23,784 QCR Holdings, Inc.                      1,331,904
      45,176 TriState Capital Holdings,
                Inc. (a)                             1,367,026
      47,771 Univest Financial Corp.                 1,429,308

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             BANKS (CONTINUED)
      28,109 Washington Trust Bancorp, Inc.    $     1,584,504
                                               ---------------
                                                    44,948,253
                                               ---------------
             BIOTECHNOLOGY -- 3.0%
     155,566 Catalyst Pharmaceuticals,
                Inc. (a)                             1,053,182
      40,122 Dyne Therapeutics, Inc. (a) (b)           477,051
      18,435 Eagle Pharmaceuticals, Inc. (a)           938,710
      24,566 Enochian Biosciences,
                Inc. (a) (b)                           179,086
      33,696 KalVista Pharmaceuticals,
                Inc. (a)                               445,798
      60,068 Magenta Therapeutics, Inc. (a)            266,101
      84,852 Ovid therapeutics, Inc. (a)               272,375
     173,196 Tyme Technologies, Inc. (a) (b)           104,455
      90,374 Vanda Pharmaceuticals, Inc. (a)         1,417,968
     112,950 Viking Therapeutics, Inc. (a)             519,570
                                               ---------------
                                                     5,674,296
                                               ---------------
             BUILDING PRODUCTS -- 1.9%
      31,483 Insteel Industries, Inc.                1,253,338
      54,378 Quanex Building Products Corp.          1,347,487
      34,028 Tecnoglass, Inc. (b)                      891,193
                                               ---------------
                                                     3,492,018
                                               ---------------
             CAPITAL MARKETS -- 2.0%
       5,146 Diamond Hill Investment Group,
                Inc.                                   999,507
      22,500 Greenhill & Co., Inc.                     403,425
      14,821 Oppenheimer Holdings, Inc.,
                Class A                                687,250
      31,505 Sculptor Capital Management, Inc.         672,632
      26,503 Victory Capital Holdings, Inc.,
                Class A                                968,155
                                               ---------------
                                                     3,730,969
                                               ---------------
             CHEMICALS -- 3.0%
      45,635 AdvanSix, Inc.                          2,156,254
      43,657 American Vanguard Corp.                   715,538
      30,482 Hawkins, Inc.                           1,202,515
      34,562 Koppers Holdings, Inc. (a)              1,081,791
      41,599 Tredegar Corp.                            491,700
                                               ---------------
                                                     5,647,798
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.3%
     155,292 ACCO Brands Corp.                       1,282,712
      42,373 Ennis, Inc.                               827,545
      95,797 Interface, Inc.                         1,527,962
      59,316 Kimball International, Inc.,
                Class B                                606,802
                                               ---------------
                                                     4,245,021
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 2.2%
      15,418 Aviat Networks, Inc. (a)                  494,610
      57,202 Casa Systems, Inc. (a)                    324,335
      18,489 Clearfield, Inc. (a)                    1,560,842
      55,334 Digi International, Inc. (a)            1,359,556
      55,047 EMCORE Corp. (a)                          384,228
                                               ---------------
                                                     4,123,571
                                               ---------------

                        See Notes to Financial Statements                Page 21


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSTRUCTION & ENGINEERING
                -- 1.9%
      25,580 Argan, Inc.                       $       989,690
      47,472 Infrastructure and Energy
                Alternatives, Inc. (a) (b)             436,743
      46,710 Sterling Construction Co.,
                Inc. (a)                             1,228,473
      67,935 Tutor Perini Corp. (a)                    840,356
                                               ---------------
                                                     3,495,262
                                               ---------------
             CONSUMER FINANCE -- 1.1%
       8,815 Atlanticus Holdings Corp. (a)             628,686
      34,122 Curo Group Holdings Corp.                 546,293
      14,953 Regional Management Corp.                 859,199
                                               ---------------
                                                     2,034,178
                                               ---------------
             CONTAINERS & PACKAGING -- 0.6%
      58,786 Myers Industries, Inc.                  1,176,308
                                               ---------------
             DISTRIBUTORS -- 0.4%
      42,171 Funko, Inc., Class A (a)                  792,815
                                               ---------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.7%
     113,724 Perdoceo Education Corp. (a)            1,337,394
                                               ---------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.4%
      13,443 A-Mark Precious Metals, Inc.              821,367
                                               ---------------
             ELECTRICAL EQUIPMENT -- 0.4%
      89,098 Babcock & Wilcox Enterprises,
                Inc. (a)                               803,664
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.7%
      57,139 Benchmark Electronics, Inc.             1,548,467
      40,718 Kimball Electronics, Inc. (a)             886,024
      20,444 Vishay Precision Group, Inc. (a)          758,881
                                               ---------------
                                                     3,193,372
                                               ---------------
             ENTERTAINMENT -- 0.3%
      39,803 Sciplay Corp., Class A (a)                548,485
                                               ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 5.6%
      42,616 Bluerock Residential Growth
                REIT, Inc. (b)                       1,124,636
      70,652 City Office REIT, Inc.                  1,393,258
       9,671 CTO Realty Growth, Inc.                   593,993
      46,053 Farmland Partners, Inc.                   550,333
     154,219 Franklin Street Properties Corp.          917,603
     198,773 GEO Group (The), Inc. (b)               1,540,491
      26,119 One Liberty Properties, Inc.              921,478
      56,135 Plymouth Industrial REIT, Inc.          1,796,320
      48,798 Urstadt Biddle Properties, Inc.,
                Class A                              1,039,397
      74,889 Whitestone REIT                           758,626
                                               ---------------
                                                    10,636,135
                                               ---------------
             FOOD & STAPLES RETAILING -- 2.9%
      50,216 Andersons (The), Inc.                   1,943,862
      23,135 Ingles Markets, Inc., Class A           1,997,476
      58,307 SpartanNash Co.                         1,501,988
                                               ---------------
                                                     5,443,326
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             FOOD PRODUCTS -- 0.8%
       7,081 Alico, Inc.                       $       262,209
      14,392 John B Sanfilippo & Son, Inc.           1,297,583
                                               ---------------
                                                     1,559,792
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.2%
      33,746 Bioventus, Inc., Class A (a)              488,980
      44,053 Co-Diagnostics, Inc. (a) (b)              393,393
      70,328 Meridian Bioscience, Inc. (a)           1,434,691
                                               ---------------
                                                     2,317,064
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.1%
      57,334 Cross Country Healthcare,
                Inc. (a)                             1,591,592
      29,695 InfuSystem Holdings, Inc. (a)             505,706
                                               ---------------
                                                     2,097,298
                                               ---------------
             HEALTH CARE TECHNOLOGY -- 0.4%
      23,762 Computer Programs and Systems,
                Inc. (a)                               696,227
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.6%
      32,122 Chuy's Holdings, Inc. (a)                 967,515
      54,902 Del Taco Restaurants, Inc.                683,530
      31,433 El Pollo Loco Holdings, Inc. (a)          446,034
      12,945 RCI Hospitality Holdings, Inc.          1,008,156
                                               ---------------
                                                     3,105,235
                                               ---------------
             HOUSEHOLD DURABLES -- 4.0%
      47,718 Beazer Homes USA, Inc. (a)              1,108,012
      58,843 Cricut, Inc., Class A (a) (b)           1,299,842
      29,337 Dream Finders Homes, Inc.,
                Class A (a) (b)                        570,605
      35,649 Ethan Allen Interiors, Inc.               937,212
      10,207 Flexsteel Industries, Inc.                274,160
       7,716 Hovnanian Enterprises, Inc.,
                Class A (a)                            982,170
      21,828 Lovesac (The) Co. (a)                   1,446,323
      21,254 Universal Electronics, Inc. (a)           866,100
                                               ---------------
                                                     7,484,424
                                               ---------------
             HOUSEHOLD PRODUCTS -- 0.4%
      15,814 Central Garden & Pet Co. (a)              832,291
                                               ---------------
             INSURANCE -- 1.2%
       3,679 National Western Life Group,
                Inc., Class A                          788,925
      34,645 Tiptree, Inc.                             479,140
      29,055 Trean Insurance Group, Inc. (a)           258,880
      45,504 Universal Insurance Holdings,
                Inc.                                   773,568
                                               ---------------
                                                     2,300,513
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.1%
      21,193 Duluth Holdings, Inc.,
                Class B (a)                            321,710
      43,117 Liquidity Services, Inc. (a)              952,023
      33,973 PetMed Express, Inc. (b)                  858,158
                                               ---------------
                                                     2,131,891
                                               ---------------

Page 22                 See Notes to Financial Statements


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES -- 1.1%
      19,090 Cass Information Systems, Inc.    $       750,619
      57,222 Information Services Group, Inc.          436,032
      53,869 International Money Express,
                Inc. (a)                               859,749
                                               ---------------
                                                     2,046,400
                                               ---------------
             LEISURE PRODUCTS -- 0.7%
      22,879 American Outdoor Brands, Inc. (a)         455,979
      30,734 MasterCraft Boat Holdings,
                Inc. (a)                               870,694
                                               ---------------
                                                     1,326,673
                                               ---------------
             MACHINERY -- 2.3%
      25,595 Blue Bird Corp. (a)                       400,306
      36,873 Gorman-Rupp (The) Co.                   1,642,692
      15,806 Hyster-Yale Materials Handling,
                Inc.                                   649,627
      80,260 Wabash National Corp.                   1,566,675
                                               ---------------
                                                     4,259,300
                                               ---------------
             MARINE -- 0.1%
      39,217 Pangaea Logistics Solutions Ltd.          148,240
                                               ---------------
             MEDIA -- 0.4%
     100,163 Entravision Communications
                Corp., Class A                         679,105
                                               ---------------
             METALS & MINING -- 0.2%
      15,094 Olympic Steel, Inc.                       354,709
                                               ---------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 2.5%
      76,245 Ares Commercial Real Estate
                Corp.                                1,108,603
      88,500 Ellington Financial, Inc.               1,512,465
      71,296 Franklin BSP Realty Trust, Inc.         1,065,162
      87,255 Granite Point Mortgage Trust,
                Inc.                                 1,021,756
                                               ---------------
                                                     4,707,986
                                               ---------------
             MULTI-UTILITIES -- 0.6%
      25,911 Unitil Corp.                            1,191,647
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.3%
       5,226 Altus Midstream Co., Class A (b)          320,406
      51,458 CONSOL Energy, Inc. (a)                 1,168,611
      44,929 Dorian LPG Ltd.                           570,149
      42,183 NextDecade Corp. (a)                      120,222
       8,524 REX American Resources
                Corp. (a)                              818,304
     420,121 Uranium Energy Corp. (a)                1,407,405
                                               ---------------
                                                     4,405,097
                                               ---------------
             PAPER & FOREST PRODUCTS -- 1.3%
      72,227 Glatfelter Corp.                        1,242,304
      77,103 Resolute Forest Products, Inc.          1,177,363
                                               ---------------
                                                     2,419,667
                                               ---------------
             PHARMACEUTICALS -- 2.0%
     275,837 Antares Pharma, Inc. (a)                  984,738

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
     160,264 BioDelivery Sciences
                International, Inc. (a)        $       496,819
      56,077 Collegium Pharmaceutical,
                Inc. (a)                             1,047,518
      39,277 Harrow Health, Inc. (a) (b)               339,353
      32,992 Phibro Animal Health Corp.,
                Class A                                673,697
      12,159 Rain Therapeutics, Inc. (a) (b)           156,608
                                               ---------------
                                                     3,698,733
                                               ---------------
             PROFESSIONAL SERVICES -- 2.0%
      12,174 Barrett Business Services, Inc.           840,737
      12,048 CRA International, Inc.                 1,124,801
      58,448 Kelly Services, Inc., Class A             980,173
      50,605 Resources Connection, Inc.                902,793
                                               ---------------
                                                     3,848,504
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.0%
       2,358 American Realty Investors,
                Inc. (a)                                29,829
      30,644 RE/MAX Holdings, Inc., Class A            934,335
      24,994 RMR Group (The), Inc., Class A            866,792
                                               ---------------
                                                     1,830,956
                                               ---------------
             ROAD & RAIL -- 0.6%
      96,299 Daseke, Inc. (a)                          966,842
      40,091 US Xpress Enterprises, Inc.,
                Class A (a)                            235,334
                                               ---------------
                                                     1,202,176
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.7%
      34,223 Alpha & Omega Semiconductor
                Ltd. (a)                             2,072,545
      64,525 AXT, Inc. (a)                             568,465
      11,933 CyberOptics Corp. (a)                     554,885
      99,197 Photronics, Inc. (a)                    1,869,863
                                               ---------------
                                                     5,065,758
                                               ---------------
             SOFTWARE -- 1.3%
      48,745 ChannelAdvisor Corp. (a)                1,203,027
      10,162 CoreCard Corp. (a) (b)                    394,286
      34,623 eGain Corp. (a)                           345,537
      50,684 Rimini Street, Inc. (a)                   302,583
      21,872 Viant Technology, Inc.,
                Class A (a)                            212,268
                                               ---------------
                                                     2,457,701
                                               ---------------
             SPECIALTY RETAIL -- 3.6%
      34,021 Big 5 Sporting Goods Corp. (b)            646,739
      14,724 Citi Trends, Inc. (a)                   1,395,099
      31,087 Conn's, Inc. (a)                          731,166
      24,136 Haverty Furniture Cos., Inc.              737,837
      18,465 JOANN, Inc. (b)                           191,667
      13,045 Lazydays Holdings, Inc. (a)               280,989
      15,513 OneWater Marine, Inc., Class A            945,828
      28,400 Shoe Carnival, Inc.                     1,109,872
      70,921 Sportsman's Warehouse Holdings,
                Inc. (a)                               836,868
                                               ---------------
                                                     6,876,065
                                               ---------------

                        See Notes to Financial Statements                Page 23


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.3%
      26,029 Turtle Beach Corp. (a)            $       579,405
                                               ---------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.2%
      12,663 Lakeland Industries, Inc. (a)             274,787
      26,776 Movado Group, Inc.                      1,120,040
      11,124 Rocky Brands, Inc.                        442,735
      41,391 Vera Bradley, Inc. (a)                    352,238
                                               ---------------
                                                     2,189,800
                                               ---------------
             THRIFTS & MORTGAGE FINANCE
                -- 3.1%
      14,981 Federal Agricultural Mortgage
                Corp., Class C                       1,856,595
      33,462 Finance Of America Cos., Inc.,
                Class A (a) (b)                        132,844
     121,744 Kearny Financial Corp.                  1,613,108
      70,742 Northfield Bancorp, Inc.                1,143,191
      31,176 TrustCo Bank Corp.                      1,038,473
                                               ---------------
                                                     5,784,211
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.9%
      15,746 BlueLinx Holdings, Inc. (a)             1,507,837
      32,623 Titan Machinery, Inc. (a)               1,099,069
      11,343 Transcat, Inc. (a)                      1,048,433
                                               ---------------
                                                     3,655,339
                                               ---------------
             TOTAL COMMON STOCKS -- 99.9%          188,540,598
             (Cost $163,899,975)               ---------------

             MONEY MARKET FUNDS -- 2.6%
   4,807,787 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (c) (d)                        4,807,787
             (Cost $4,807,787)                 ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.1%
$  2,134,740 BNP Paribas S.A., 0.03% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $2,134,746. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest is
                $2,176,498. (d)                      2,134,740
             (Cost $2,134,740)                 ---------------

             TOTAL INVESTMENTS -- 103.6%           195,483,125
             (Cost $170,842,502) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (3.6)%               (6,746,523)
                                               ---------------
             NET ASSETS -- 100.0%              $   188,736,602
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $6,687,020 and the total value of the collateral held by the Fund is $6,942,527.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   This security serves as collateral for securities on loan.

(e)   Aggregate cost for federal income tax purposes is $172,198,053. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $29,890,266 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,605,194. The net unrealized appreciation was $23,285,072.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                    LEVEL 2       LEVEL 3
                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                  VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                 12/31/2021         PRICES          INPUTS         INPUTS
               -------------------------------------------------------------
Common
  Stocks*      $   188,540,598  $   188,540,598  $          --  $         --
Money Market
  Funds              4,807,787        4,807,787             --            --
Repurchase
  Agreements         2,134,740               --      2,134,740            --
               -------------------------------------------------------------
Total
  Investments  $   195,483,125  $   193,348,385  $   2,134,740  $         --
               =============================================================

* See Portfolio of Investments for industry breakout.

Page 24                 See Notes to Financial Statements


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     6,687,020
Non-cash Collateral(2)                              (6,687,020)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     2,134,740
Non-cash Collateral(4)                              (2,134,740)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 25


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             BANKS -- 3.0%
      61,625 Associated Banc-Corp.             $     1,392,109
      15,366 Bank of Hawaii Corp.                    1,287,056
     156,744 Citizens Financial Group, Inc.          7,406,154
      48,343 Comerica, Inc.                          4,205,841
      49,826 CVB Financial Corp.                     1,066,775
     142,629 F.N.B. Corp.                            1,730,090
      41,094 First Financial Bancorp                 1,001,872
     220,877 First Horizon Corp.                     3,606,921
      63,158 Fulton Financial Corp.                  1,073,686
     644,905 Huntington Bancshares, Inc.             9,944,435
      93,926 Investors Bancorp, Inc.                 1,422,979
     362,483 KeyCorp                                 8,384,232
     198,231 People's United Financial, Inc.         3,532,476
     105,253 Umpqua Holdings Corp.                   2,025,068
      55,888 United Bankshares, Inc.                 2,027,616
     142,225 Valley National Bancorp                 1,955,594
      28,552 WesBanco, Inc.                            999,034
                                               ---------------
                                                    53,061,938
                                               ---------------
             BEVERAGES -- 4.5%
   1,332,022 Coca-Cola (The) Co.                    78,869,023
                                               ---------------
             BIOTECHNOLOGY -- 8.9%
     846,380 AbbVie, Inc.                          114,599,852
     573,368 Gilead Sciences, Inc.                  41,632,251
                                               ---------------
                                                   156,232,103
                                               ---------------
             CAPITAL MARKETS -- 2.9%
      66,232 Apollo Global Management, Inc.          4,797,184
      42,984 Ares Management Corp., Class A          3,493,310
      68,027 Artisan Partners Asset Management,
                Inc., Class A                        3,240,806
     248,045 Blackstone, Inc.                       32,094,543
      32,688 Federated Hermes, Inc.                  1,228,415
     106,153 Franklin Resources, Inc.                3,555,064
      26,628 Moelis & Co., Class A                   1,664,516
      34,371 Virtu Financial, Inc., Class A            990,916
                                               ---------------
                                                    51,064,754
                                               ---------------
             CHEMICALS -- 0.8%
     148,154 LyondellBasell Industries N.V.,
                Class A                             13,664,243
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 0.2%
      90,034 Juniper Networks, Inc.                  3,215,114
                                               ---------------
             CONSUMER FINANCE -- 0.1%
      58,025 Navient Corp.                           1,231,291
                                               ---------------
             CONTAINERS & PACKAGING -- 0.5%
     174,915 International Paper Co.                 8,217,507
                                               ---------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
      89,048 H&R Block, Inc.                         2,097,971
                                               ---------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 17.0%
   7,194,722 AT&T, Inc.                            176,990,161

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES (CONTINUED)
   2,356,273 Verizon Communications, Inc.      $   122,431,945
                                               ---------------
                                                   299,422,106
                                               ---------------
             ELECTRIC UTILITIES -- 10.0%
      23,516 ALLETE, Inc.                            1,560,287
     208,515 American Electric Power Co., Inc.      18,551,580
      27,014 Avangrid, Inc.                          1,347,458
     337,377 Duke Energy Corp.                      35,390,847
     168,904 Edison International                   11,527,698
      86,371 Entergy Corp.                           9,729,693
      88,076 Evergy, Inc.                            6,042,894
     314,304 Exelon Corp.                           18,154,199
     241,858 FirstEnergy Corp.                      10,058,874
      41,243 Hawaiian Electric Industries,
                Inc.                                 1,711,585
      92,034 NRG Energy, Inc.                        3,964,825
     102,161 OGE Energy Corp.                        3,920,939
      64,573 Pinnacle West Capital Corp.             4,558,208
      33,752 Portland General Electric Co.           1,786,156
     491,607 PPL Corp.                              14,777,706
     484,582 Southern (The) Co.                     33,232,634
                                               ---------------
                                                   176,315,583
                                               ---------------
             FOOD & STAPLES RETAILING -- 0.9%
     317,364 Walgreens Boots Alliance, Inc.         16,553,706
                                               ---------------
             FOOD PRODUCTS -- 1.5%
      80,639 Campbell Soup Co.                       3,504,571
      72,184 Flowers Foods, Inc.                     1,982,894
     216,211 General Mills, Inc.                    14,568,297
     107,349 Kellogg Co.                             6,915,423
                                               ---------------
                                                    26,971,185
                                               ---------------
             GAS UTILITIES -- 0.5%
      29,785 National Fuel Gas Co.                   1,904,453
      35,750 New Jersey Resources Corp.              1,467,895
      19,751 ONE Gas, Inc.                           1,532,480
      61,090 South Jersey Industries, Inc.           1,595,671
      22,514 Southwest Gas Holdings, Inc.            1,577,105
      23,709 Spire, Inc.                             1,546,301
                                               ---------------
                                                     9,623,905
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
     132,515 Cardinal Health, Inc.                   6,823,197
      33,994 Patterson Cos., Inc.                      997,724
                                               ---------------
                                                     7,820,921
                                               ---------------
             HOUSEHOLD DURABLES -- 0.2%
     171,181 Newell Brands, Inc.                     3,738,593
                                               ---------------
             HOUSEHOLD PRODUCTS -- 1.0%
     125,920 Kimberly-Clark Corp.                   17,996,486
                                               ---------------
             INSURANCE -- 2.3%
      27,867 Axis Capital Holdings Ltd.              1,517,915
     100,198 Fidelity National Financial, Inc.       5,228,332
      14,457 Mercury General Corp.                     767,088
     114,218 Old Republic International Corp.        2,807,478
     100,147 Principal Financial Group, Inc.         7,243,633
     188,933 Prudential Financial, Inc.             20,450,108

Page 26                 See Notes to Financial Statements


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
     114,572 Unum Group                        $     2,815,034
                                               ---------------
                                                    40,829,588
                                               ---------------
             IT SERVICES -- 4.3%
     536,500 International Business Machines
                Corp.                               71,708,590
     242,232 Western Union (The) Co.                 4,321,419
                                               ---------------
                                                    76,030,009
                                               ---------------
             MEDIA -- 0.7%
     131,671 Interpublic Group of (The) Cos.,
                Inc.                                 4,931,079
      96,295 Omnicom Group, Inc.                     7,055,535
                                               ---------------
                                                    11,986,614
                                               ---------------
             METALS & MINING -- 1.5%
     350,143 Newmont Corp.                          21,715,869
      63,309 Southern Copper Corp.                   3,906,798
                                               ---------------
                                                    25,622,667
                                               ---------------
             MULTI-UTILITIES -- 3.3%
      32,664 Avista Corp.                            1,387,893
      25,244 Black Hills Corp.                       1,781,469
     150,823 Consolidated Edison, Inc.              12,868,218
      62,670 DTE Energy Co.                          7,491,572
     150,181 NiSource, Inc.                          4,146,498
      25,337 NorthWestern Corp.                      1,448,263
     181,145 Public Service Enterprise Group,
                Inc.                                12,087,806
     125,050 Sempra Energy                          16,541,614
                                               ---------------
                                                    57,753,333
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 9.5%
     982,302 Chevron Corp.                         115,273,140
     373,188 ConocoPhillips                         26,936,710
      69,240 Devon Energy Corp.                      3,050,022
   1,455,038 Kinder Morgan, Inc.                    23,076,902
                                               ---------------
                                                   168,336,774
                                               ---------------
             PHARMACEUTICALS -- 10.8%
   1,009,109 Merck & Co., Inc.                      77,338,114
   1,910,058 Pfizer, Inc.                          112,788,925
                                               ---------------
                                                   190,127,039
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.3%
     112,670 Broadcom, Inc.                         74,971,745
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 0.4%
     451,619 Hewlett Packard Enterprise Co.          7,122,032
                                               ---------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.1%
     133,381 Hanesbrands, Inc.                       2,230,130
                                               ---------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.2%
     288,345 New York Community Bancorp,
                Inc.                                 3,520,692
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TOBACCO -- 9.7%
   1,673,807 Altria Group, Inc.                $    79,321,714
     973,095 Philip Morris International, Inc.      92,444,025
                                               ---------------
                                                   171,765,739
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.1%
      19,082 MSC Industrial Direct Co., Inc.,
                Class A                              1,604,033
                                               ---------------

             TOTAL INVESTMENTS -- 99.7%          1,757,996,824
             (Cost $1,527,933,885) (a)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                  4,912,790
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,762,909,614
                                               ===============

(a)   Aggregate cost for federal income tax purposes is $1,567,952,333. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $270,798,552 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $80,754,061. The net unrealized appreciation was $190,044,491.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                    LEVEL 2         LEVEL 3
                   LEVEL 1        SIGNIFICANT     SIGNIFICANT
                   QUOTED         OBSERVABLE     UNOBSERVABLE
                   PRICES           INPUTS          INPUTS
               -----------------------------------------------
Common Stocks* $ 1,757,996,824  $            --  $          --
               ===============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 27


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.3%
     201,244 General Dynamics Corp.            $    41,953,337
                                               ---------------
             AIR FREIGHT & LOGISTICS -- 0.4%
      82,625 GXO Logistics, Inc. (a)                 7,504,829
                                               ---------------
             AUTOMOBILES -- 1.8%
     321,166 Rivian Automotive, Inc.,
                Class A (a) (b)                     33,301,703
                                               ---------------
             BANKS -- 1.1%
     838,800 KeyCorp                                19,401,444
                                               ---------------
             BEVERAGES -- 2.0%
   1,021,963 Keurig Dr Pepper, Inc.                 37,669,556
                                               ---------------
             BIOTECHNOLOGY -- 2.5%
     106,118 Cerevel Therapeutics Holdings,
                Inc. (a)                             3,440,345
     204,347 Horizon Therapeutics PLC (a)           22,020,433
      53,637 Intellia Therapeutics, Inc. (a)         6,342,039
     104,300 Legend Biotech Corp., ADR (a)           4,861,423
      32,459 United Therapeutics Corp. (a)           7,013,741
      32,653 Zentalis Pharmaceuticals,
                Inc. (a)                             2,744,811
                                               ---------------
                                                    46,422,792
                                               ---------------
             BUILDING PRODUCTS -- 2.5%
     138,019 Builders FirstSource, Inc. (a)         11,829,608
     624,573 Carrier Global Corp.                   33,876,840
                                               ---------------
                                                    45,706,448
                                               ---------------
             CAPITAL MARKETS -- 4.8%
     116,327 Coinbase Global, Inc.,
                Class A (a)                         29,357,445
     130,943 Focus Financial Partners, Inc.,
                Class A (a)                          7,819,916
     519,677 Tradeweb Markets, Inc., Class A        52,040,455
                                               ---------------
                                                    89,217,816
                                               ---------------
             CHEMICALS -- 3.3%
     763,168 Corteva, Inc.                          36,082,583
     399,797 Dow, Inc.                              22,676,486
     116,453 Livent Corp. (a)                        2,839,124
                                               ---------------
                                                    61,598,193
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.2%
     120,636 Driven Brands Holdings, Inc. (a)        4,055,782
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 0.3%
      52,109 Lumentum Holdings, Inc. (a)             5,511,569
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 0.5%
     241,250 WillScot Mobile Mini Holdings
                Corp. (a)                            9,852,650
                                               ---------------
             CONSUMER FINANCE -- 0.5%
      59,069 Upstart Holdings, Inc. (a)              8,937,140
                                               ---------------
             CONTAINERS & PACKAGING -- 0.1%
      58,666 Ranpak Holdings Corp. (a)               2,204,668
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
     291,727 Equitable Holdings, Inc.          $     9,565,728
                                               ---------------
             ELECTRIC UTILITIES -- 0.9%
     245,401 Evergy, Inc.                           16,836,963
                                               ---------------
             ELECTRICAL EQUIPMENT -- 0.6%
      41,758 Atkore, Inc. (a)                        4,643,072
     270,757 Vertiv Holdings Co.                     6,760,802
                                               ---------------
                                                    11,403,874
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.3%
     209,762 Keysight Technologies, Inc. (a)        43,317,951
                                               ---------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.2%
     218,456 ChampionX Corp. (a)                     4,414,996
                                               ---------------
             ENTERTAINMENT -- 4.1%
     496,958 Endeavor Group Holdings, Inc.,
                Class A (a) (b)                     17,338,864
     458,900 ROBLOX Corp., Class A (a)              47,340,124
     259,587 Warner Music Group Corp.,
                Class A                             11,208,967
                                               ---------------
                                                    75,887,955
                                               ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.1%
     157,214 Digital Realty Trust, Inc.             27,806,440
      92,329 Phillips Edison & Co., Inc.             3,050,550
     313,716 Welltower, Inc.                        26,907,422
                                               ---------------
                                                    57,764,412
                                               ---------------
             FOOD & STAPLES RETAILING -- 1.6%
     336,670 Albertsons Cos., Inc., Class A         10,164,067
     293,981 BJ's Wholesale Club Holdings,
                Inc. (a)                            19,687,908
                                               ---------------
                                                    29,851,975
                                               ---------------
             FOOD PRODUCTS -- 0.4%
     166,112 Simply Good Foods (The) Co. (a)         6,905,276
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.3%
     522,216 Alcon, Inc. (b)                        45,495,458
     145,378 Envista Holdings Corp. (a)              6,550,733
     170,734 Ortho Clinical Diagnostics
                Holdings PLC (a)                     3,652,000
      25,445 Shockwave Medical, Inc. (a)             4,537,607
                                               ---------------
                                                    60,235,798
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.2%
      65,176 Progyny, Inc. (a)                       3,281,612
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 5.6%
     457,943 Airbnb, Inc., Class A (a)              76,242,930
     109,212 Expedia Group, Inc. (a)                19,736,793
     139,144 Life Time Group Holdings,
                Inc. (a)                             2,394,668
      67,155 Wyndham Hotels & Resorts, Inc.          6,020,446
                                               ---------------
                                                   104,394,837
                                               ---------------

Page 28                 See Notes to Financial Statements


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES -- 0.2%
     146,600 Sonos, Inc. (a)                   $     4,368,680
                                               ---------------
             INSURANCE -- 0.6%
      80,876 BRP Group, Inc., Class A (a)            2,920,432
     186,717 Ryan Specialty Group Holdings,
                Inc., Class A (a)                    7,534,031
                                               ---------------
                                                    10,454,463
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 2.9%
     754,147 Snap, Inc., Class A (a)                35,467,533
     290,610 ZoomInfo Technologies, Inc. (a)        18,657,162
                                               ---------------
                                                    54,124,695
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.4%
     148,349 DoorDash, Inc., Class A (a)            22,089,166
      52,542 Revolve Group, Inc. (a)                 2,944,454
                                               ---------------
                                                    25,033,620
                                               ---------------
             IT SERVICES -- 3.1%
     231,892 Cloudflare, Inc., Class A (a)          30,493,798
     157,359 DigitalOcean Holdings, Inc. (a)        12,640,649
      58,787 Grid Dynamics Holdings, Inc. (a)        2,232,142
     436,056 Switch, Inc., Class A                  12,488,644
                                               ---------------
                                                    57,855,233
                                               ---------------
             LEISURE PRODUCTS -- 0.6%
     167,265 Hayward Holdings, Inc. (a)              4,387,361
      85,275 YETI Holdings, Inc. (a)                 7,063,328
                                               ---------------
                                                    11,450,689
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.7%
      80,510 10X Genomics, Inc., Class A (a)        11,992,770
   1,229,898 Avantor, Inc. (a)                      51,827,902
     185,730 Maravai LifeSciences Holdings,
                Inc., Class A (a)                    7,782,087
      71,232 Medpace Holdings, Inc. (a)             15,502,932
                                               ---------------
                                                    87,105,691
                                               ---------------
             MACHINERY -- 1.7%
      52,061 Hillenbrand, Inc.                       2,706,651
     336,758 Otis Worldwide Corp.                   29,321,519
                                               ---------------
                                                    32,028,170
                                               ---------------
             METALS & MINING -- 0.3%
     128,107 MP Materials Corp. (a)                  5,818,620
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.6%
     182,769 Cheniere Energy, Inc.                  18,536,432
     166,555 Magnolia Oil & Gas Corp.,
                Class A                              3,142,893
     175,953 Pioneer Natural Resources Co.          32,002,331
     748,965 Range Resources Corp. (a)              13,354,046
                                               ---------------
                                                    67,035,702
                                               ---------------
             PERSONAL PRODUCTS -- 0.3%
     215,698 Beauty Health (The) Co. (a)             5,211,264
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             PROFESSIONAL SERVICES -- 1.9%
     256,576 Jacobs Engineering Group, Inc.    $    35,723,076
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.4%
     161,059 Cushman & Wakefield PLC (a)             3,581,952
      81,842 Jones Lang LaSalle, Inc. (a)           22,043,324
                                               ---------------
                                                    25,625,276
                                               ---------------
             ROAD & RAIL -- 3.1%
     333,789 Hertz Global Holdings,
                Inc. (a) (b)                         8,341,387
   1,188,551 Uber Technologies, Inc. (a)            49,835,943
                                               ---------------
                                                    58,177,330
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 11.7%
     136,724 Allegro MicroSystems, Inc. (a)          4,946,675
   2,122,270 Marvell Technology, Inc.              185,677,402
     310,513 ON Semiconductor Corp. (a)             21,090,043
      14,813 SiTime Corp. (a)                        4,333,395
                                               ---------------
                                                   216,047,515
                                               ---------------
             SOFTWARE -- 14.6%
     269,293 AppLovin Corp., Class A (a) (b)        25,383,558
     134,366 Asana, Inc., Class A (a)               10,016,985
      73,913 Bill.com Holdings, Inc. (a)            18,415,424
     190,614 Confluent, Inc., Class A (a) (b)       14,532,411
     165,290 Crowdstrike Holdings, Inc.,
                Class A (a)                         33,843,128
     224,879 Datadog, Inc., Class A (a)             40,053,199
      71,308 DocuSign, Inc. (a)                     10,860,922
     256,822 Dynatrace, Inc. (a)                    15,499,208
   1,083,696 Palantir Technologies, Inc.,
                Class A (a)                         19,734,104
      95,093 Procore Technologies, Inc. (a)          7,604,587
      68,115 Sprout Social, Inc., Class A (a)        6,177,349
      94,707 Verint Systems, Inc. (a)                4,973,065
     171,819 Zoom Video Communications,
                Inc., Class A (a)                   31,599,232
     100,962 Zscaler, Inc. (a)                      32,442,119
                                               ---------------
                                                   271,135,291
                                               ---------------
             SPECIALTY RETAIL -- 0.5%
     191,428 Academy Sports & Outdoors,
                Inc. (a)                             8,403,689
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.7%
     550,552 Dell Technologies, Inc.,
                Class C (a)                         30,924,506
                                               ---------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 0.5%
      41,311 Kontoor Brands, Inc.                    2,117,189
     289,758 Levi Strauss & Co., Class A             7,252,642
                                               ---------------
                                                     9,369,831
                                               ---------------
             TOTAL COMMON STOCKS -- 99.9%        1,853,092,645
             (Cost $1,506,472,415)             ---------------

                        See Notes to Financial Statements                Page 29


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 2.3%
$  2,969,375 Bank of America Corp., 0.05% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $2,969,379. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                0.88%, due 07/15/2027 to
                11/15/2045. The value of the
                collateral including accrued
                interest is $3,028,763. (d)    $     2,969,375
  20,293,609 Citigroup, Inc., 0.05% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $20,293,637. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                2.38%, due 01/04/2022 to
                11/15/2051. The value of the
                collateral including accrued
                interest is $20,699,482. (d)        20,293,609
  20,293,609 JPMorgan Chase & Co., 0.05% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $20,293,637. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                4.38%, due 01/18/2022 to
                05/15/2040. The value of the
                collateral including accrued
                interest is $20,699,481. (d)        20,293,609
                                               ---------------
             TOTAL REPURCHASE AGREEMENTS
                -- 2.3%                             43,556,593
             (Cost $43,556,593)                ---------------

             TOTAL INVESTMENTS -- 102.2%         1,896,649,238
             (Cost $1,550,029,008) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (2.2)%              (40,944,220)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,855,705,018
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $42,850,919 and the total value of the collateral held by the Fund is $43,556,593.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   This security serves as collateral for securities on loan.

(e)   Aggregate cost for federal income tax purposes is $1,553,300,522. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $389,481,914 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $46,133,198. The net unrealized appreciation was $343,348,716.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                    LEVEL 2       LEVEL 3
                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                  VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                 12/31/2021         PRICES          INPUTS         INPUTS
               -------------------------------------------------------------
Common
  Stocks*      $ 1,853,092,645  $ 1,853,092,645  $          --  $         --
Repurchase
  Agreements        43,556,593               --     43,556,593            --
               -------------------------------------------------------------
Total
  Investments  $ 1,896,649,238  $ 1,853,092,645  $  43,556,593  $         --
               =============================================================

* See Portfolio of Investments for industry breakout.

Page 30                 See Notes to Financial Statements


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    42,850,919
Non-cash Collateral(2)                             (42,850,919)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    43,556,593
Non-cash Collateral(4)                             (43,556,593)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 31


FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 79.9%
   3,322,115 ACADIA Pharmaceuticals,
                Inc. (a)                       $    77,538,164
   1,256,829 Agios Pharmaceuticals, Inc. (a)        41,311,969
   1,836,772 Alkermes PLC (a)                       42,723,317
     278,718 Alnylam Pharmaceuticals, Inc. (a)      47,264,998
     280,017 Amgen, Inc.                            62,995,425
     206,875 Biogen, Inc. (a)                       49,633,450
     766,475 BioMarin Pharmaceutical, Inc. (a)      67,718,066
     235,006 BioNTech SE, ADR (a)                   60,584,547
   5,157,063 Bluebird Bio, Inc. (a)                 51,519,059
     587,733 Exact Sciences Corp. (a)               45,743,259
   2,666,002 Exelixis, Inc. (a)                     48,734,517
   5,268,816 FibroGen, Inc. (a)                     74,290,306
     859,958 Gilead Sciences, Inc.                  62,441,550
   4,090,756 Grifols S.A., ADR                      45,939,190
     887,225 Incyte Corp. (a)                       65,122,315
   1,657,163 Ionis Pharmaceuticals, Inc. (a)        50,427,470
     179,609 Moderna, Inc. (a)                      45,617,094
     556,571 Neurocrine Biosciences, Inc. (a)       47,403,152
     105,169 Regeneron Pharmaceuticals,
                Inc. (a)                            66,416,327
     690,737 Sarepta Therapeutics, Inc. (a)         62,200,867
     336,712 Seagen, Inc. (a)                       52,055,675
     727,091 Ultragenyx Pharmaceutical,
                Inc. (a)                            61,141,082
     310,745 United Therapeutics Corp. (a)          67,145,780
     319,833 Vertex Pharmaceuticals, Inc. (a)       70,235,327
                                               ---------------
                                                 1,366,202,906
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 17.4%
     116,854 Bio-Techne Corp.                       60,453,248
     144,120 Charles River Laboratories
                International, Inc. (a)             54,301,534
     141,956 Illumina, Inc. (a)                     54,005,741
     233,708 IQVIA Holdings, Inc. (a)               65,938,375
   1,126,559 QIAGEN N.V. (a)                        62,614,149
                                               ---------------
                                                   297,313,047
                                               ---------------
             PHARMACEUTICALS -- 2.7%
   3,360,634 Nektar Therapeutics (a)                45,402,165
                                               ---------------
             TOTAL INVESTMENTS -- 100.0%         1,708,918,118
             (Cost $1,749,071,411) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (161,570)
                                               ---------------
             NET ASSETS -- 100.0%               $1,708,756,548
                                               ===============

(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $1,797,732,834. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $289,638,816 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $378,453,532. The net unrealized depreciation was $88,814,716.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                    LEVEL 2         LEVEL 3
                   LEVEL 1        SIGNIFICANT     SIGNIFICANT
                   QUOTED         OBSERVABLE     UNOBSERVABLE
                   PRICES           INPUTS          INPUTS
               -----------------------------------------------
Common Stocks* $ 1,708,918,118  $            --  $          --
               ===============================================

* See Portfolio of Investments for industry breakout.

Page 32                 See Notes to Financial Statements


FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT
                -- 10.6%
   1,483,365 Arista Networks, Inc. (a)         $   213,233,719
   1,792,320 Ciena Corp. (a)                       137,954,870
   8,182,333 Cisco Systems, Inc.                   518,514,442
   5,254,644 CommScope Holding Co., Inc. (a)        58,011,270
   3,591,420 Juniper Networks, Inc.                128,249,608
                                               ---------------
                                                 1,055,963,909
                                               ---------------
             ENTERTAINMENT -- 4.8%
     797,035 Netflix, Inc. (a)                     480,165,766
                                               ---------------
             HEALTH CARE TECHNOLOGY -- 3.3%
   1,405,193 Teladoc Health, Inc. (a)              129,024,821
     786,794 Veeva Systems, Inc., Class A (a)      201,010,131
                                               ---------------
                                                   330,034,952
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.3%
   1,489,438 Airbnb, Inc., Class A (a)             247,976,533
   1,023,452 Expedia Group, Inc. (a)               184,958,245
                                               ---------------
                                                   432,934,778
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 27.0%
     178,376 Alphabet, Inc., Class A (a)           516,762,407
     165,804 Alphabet, Inc., Class C (a)           479,768,796
   1,594,386 Match Group, Inc. (a)                 210,857,549
   2,218,586 Meta Platforms, Inc., Class A (a)     746,221,401
   4,152,326 Pinterest, Inc., Class A (a)          150,937,050
   4,903,634 Snap, Inc., Class A (a)               230,617,907
   4,617,242 Twitter, Inc. (a)                     199,557,199
   2,393,762 ZoomInfo Technologies, Inc. (a)       153,679,521
                                               ---------------
                                                 2,688,401,830
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 14.4%
     274,563 Amazon.com, Inc. (a)                  915,486,393
   3,363,237 eBay, Inc.                            223,655,261
     795,248 Etsy, Inc. (a)                        174,111,597
     640,657 Wayfair, Inc., Class A (a) (b)        121,705,610
                                               ---------------
                                                 1,434,958,861
                                               ---------------
             IT SERVICES -- 14.8%
   1,348,082 Akamai Technologies, Inc. (a)         157,779,517
   1,438,537 Cloudflare, Inc., Class A (a)         189,167,615
   1,836,644 Fastly, Inc., Class A (a) (b)          65,109,030
   1,711,242 GoDaddy, Inc., Class A (a)            145,215,996
     866,054 Okta, Inc. (a)                        194,143,325
   2,322,381 PayPal Holdings, Inc. (a)             437,954,609
     853,630 Snowflake, Inc., Class A (a)          289,167,163
                                               ---------------
                                                 1,478,537,255
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 1.3%
     357,934 Zillow Group, Inc., Class A (a)        22,270,654
   1,655,937 Zillow Group, Inc., Class C (a)       105,731,577
                                               ---------------
                                                   128,002,231
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             SOFTWARE -- 19.5%
   2,815,723 Box, Inc., Class A (a)            $    73,743,786
   1,393,056 Citrix Systems, Inc.                  131,769,167
     739,137 Coupa Software, Inc. (a)              116,820,603
   1,303,246 Datadog, Inc., Class A (a)            232,121,145
   1,253,494 DocuSign, Inc. (a)                    190,919,671
   3,891,508 Dropbox, Inc., Class A (a)             95,497,606
   2,855,998 Nutanix, Inc., Class A (a)             90,992,096
   1,821,551 salesforce.com, Inc. (a)              462,910,756
   4,054,539 Vonage Holdings Corp. (a)              84,293,866
     901,672 Workday, Inc., Class A (a)            246,318,757
   1,161,578 Zoom Video Communications,
                Inc., Class A (a)                  213,625,810
                                               ---------------
                                                 1,939,013,263
                                               ---------------
             TOTAL COMMON STOCKS
                -- 100.0%                        9,968,012,845
             (Cost $8,071,072,721)             ---------------

             MONEY MARKET FUNDS -- 0.2%
  15,988,251 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (c) (d)                       15,988,251
   6,346,598 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (c)                    6,346,598
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 0.2%                             22,334,849
             (Cost $22,334,849)                ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$  7,099,059 BNP Paribas S.A., 0.03% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $7,099,077. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $7,237,923. (d)                   7,099,059
             (Cost $7,099,059)                 ---------------

             TOTAL INVESTMENTS -- 100.3%         9,997,446,753
             (Cost $8,100,506,629) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.3)%              (29,873,498)
                                               ---------------
             NET ASSETS -- 100.0%              $ 9,967,573,255
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $19,577,306 and the total value of the collateral held by the Fund is $23,087,310.

                        See Notes to Financial Statements                Page 33


FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   This security serves as collateral for securities on loan.

(e)   Aggregate cost for federal income tax purposes is $8,218,804,824. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,593,782,461 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $815,140,532. The net unrealized appreciation was $1,778,641,929.

------------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                    LEVEL 2       LEVEL 3
                    TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                  VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                 12/31/2021         PRICES          INPUTS         INPUTS
               -------------------------------------------------------------
Common
  Stocks*      $ 9,968,012,845  $ 9,968,012,845  $          --  $         --
Money Market
  Funds             22,334,849       22,334,849             --            --
Repurchase
  Agreements         7,099,059               --      7,099,059            --
               -------------------------------------------------------------
Total
  Investments  $ 9,997,446,753  $ 9,990,347,694  $   7,099,059  $         --
               =============================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    19,577,306
Non-cash Collateral(2)                             (19,577,306)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     7,099,059
Non-cash Collateral(4)                              (7,099,059)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 34                 See Notes to Financial Statements


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 5.4%
     840,771 General Dynamics Corp.            $   175,275,530
     478,450 Lockheed Martin Corp.                 170,045,915
     442,460 Northrop Grumman Corp.                171,262,992
                                               ---------------
                                                   516,584,437
                                               ---------------
             AIR FREIGHT & LOGISTICS -- 2.1%
   1,507,248 Expeditors International of
                Washington, Inc.                   202,408,334
                                               ---------------
             BEVERAGES -- 8.1%
   2,559,770 Brown-Forman Corp., Class B           186,504,842
   3,210,931 Coca-Cola (The) Co.                   190,119,224
   2,044,066 Monster Beverage Corp. (a)            196,312,099
   1,101,508 PepsiCo, Inc.                         191,342,955
                                               ---------------
                                                   764,279,120
                                               ---------------
             BIOTECHNOLOGY -- 2.0%
     841,665 Amgen, Inc.                           189,349,375
                                               ---------------
             CAPITAL MARKETS -- 5.8%
     471,286 Moody's Corp.                         184,074,886
     861,649 Nasdaq, Inc.                          180,954,906
     394,057 S&P Global, Inc.                      185,967,320
                                               ---------------
                                                   550,997,112
                                               ---------------
             CHEMICALS -- 3.9%
     597,645 Air Products and Chemicals, Inc.      181,839,468
     794,387 Ecolab, Inc.                          186,355,246
                                               ---------------
                                                   368,194,714
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 2.1%
   3,166,181 Cisco Systems, Inc.                   200,640,890
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 6.4%
   2,269,779 Amphenol Corp., Class A               198,514,871
   1,036,879 Keysight Technologies, Inc. (a)       214,125,882
   1,187,587 TE Connectivity Ltd.                  191,605,287
                                               ---------------
                                                   604,246,040
                                               ---------------
             FOOD & STAPLES RETAILING -- 2.3%
     386,678 Costco Wholesale Corp.                219,517,101
                                               ---------------
             FOOD PRODUCTS -- 2.0%
   2,908,251 Mondelez International, Inc.,
                Class A                            192,846,124
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.1%
   1,488,906 Abbott Laboratories                   209,548,630
     656,842 Stryker Corp.                         175,652,688
                                               ---------------
                                                   385,201,318
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 4.3%
     644,080 Laboratory Corp. of America
                Holdings (a)                       202,376,377
     408,652 UnitedHealth Group, Inc.              205,200,515
                                               ---------------
                                                   407,576,892
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HOUSEHOLD DURABLES -- 1.6%
   1,120,421 Garmin Ltd.                       $   152,567,728
                                               ---------------
             HOUSEHOLD PRODUCTS -- 4.1%
   2,294,177 Colgate-Palmolive Co.                 195,785,065
   1,211,265 Procter & Gamble (The) Co.            198,138,729
                                               ---------------
                                                   393,923,794
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 3.5%
     961,480 3M Co.                                170,787,692
     792,549 Honeywell International, Inc.         165,254,392
                                               ---------------
                                                   336,042,084
                                               ---------------
             INSURANCE -- 5.5%
   1,380,013 Allstate (The) Corp.                  162,358,529
     132,578 Markel Corp. (a)                      163,601,252
   1,917,063 Progressive (The) Corp.               196,786,517
                                               ---------------
                                                   522,746,298
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 1.9%
      61,879 Alphabet, Inc., Class A (a)           179,265,938
                                               ---------------
             IT SERVICES -- 10.3%
     511,766 Accenture PLC, Class A                212,152,595
     821,355 Automatic Data Processing, Inc.       202,529,716
   2,219,096 Cognizant Technology Solutions
                Corp., Class A                     196,878,197
   1,468,162 Paychex, Inc.                         200,404,113
     757,311 Visa, Inc., Class A                   164,116,867
                                               ---------------
                                                   976,081,488
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.9%
   1,141,327 Agilent Technologies, Inc.            182,212,856
                                               ---------------
             MACHINERY -- 4.0%
   2,407,533 Fortive Corp.                         183,670,692
     782,801 Illinois Tool Works, Inc.             193,195,287
                                               ---------------
                                                   376,865,979
                                               ---------------
             MULTILINE RETAIL -- 1.7%
     711,941 Target Corp.                          164,771,625
                                               ---------------
             PHARMACEUTICALS -- 6.0%
   1,084,509 Johnson & Johnson                     185,526,955
   2,233,260 Merck & Co., Inc.                     171,157,046
     865,055 Zoetis, Inc.                          211,099,372
                                               ---------------
                                                   567,783,373
                                               ---------------
             ROAD & RAIL -- 2.1%
     776,920 Union Pacific Corp.                   195,729,456
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.4%
     347,606 Broadcom, Inc.                        231,300,508
                                               ---------------
             SOFTWARE -- 4.2%
     316,811 Intuit, Inc.                          203,779,172
     575,032 Microsoft Corp.                       193,394,762
                                               ---------------
                                                   397,173,934
                                               ---------------
             SPECIALTY RETAIL -- 2.2%
     499,218 Home Depot (The), Inc.                207,180,462
                                               ---------------

                        See Notes to Financial Statements                Page 35


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

             DESCRIPTION                            VALUE
--------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%        $ 9,485,486,980
             (Cost $7,936,675,780) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                  6,445,218
                                               ---------------
             NET ASSETS -- 100.0%              $ 9,491,932,198
                                               ===============

(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $7,963,288,538. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,605,196,189 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $82,997,747. The net unrealized appreciation was $1,522,198,442.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                    LEVEL 2         LEVEL 3
                   LEVEL 1        SIGNIFICANT     SIGNIFICANT
                   QUOTED         OBSERVABLE     UNOBSERVABLE
                   PRICES           INPUTS          INPUTS
               -----------------------------------------------
Common Stocks* $ 9,485,486,980  $            --  $          --
               ===============================================

* See Portfolio of Investments for industry breakout.

Page 36                 See Notes to Financial Statements


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 2.9%
     363,069 Elbit Systems Ltd.                $    63,221,205
     298,922 General Dynamics Corp.                 62,316,269
     294,369 L3Harris Technologies, Inc.            62,771,246
     176,755 Lockheed Martin Corp.                  62,820,494
     161,153 Northrop Grumman Corp.                 62,377,492
     726,363 Raytheon Technologies Corp.            62,510,800
                                               ---------------
                                                   376,017,506
                                               ---------------
             AIR FREIGHT & LOGISTICS -- 1.0%
     592,595 C.H. Robinson Worldwide, Inc.          63,781,000
     287,830 United Parcel Service, Inc.,
                Class B                             61,693,482
                                               ---------------
                                                   125,474,482
                                               ---------------
             AUTO COMPONENTS -- 0.5%
   1,777,121 Gentex Corp.                           61,932,667
                                               ---------------
             AUTOMOBILES -- 0.5%
     333,050 Toyota Motor Corp., ADR                61,714,165
                                               ---------------
             BANKS -- 3.8%
     575,092 Bank of Montreal                       61,948,910
     873,146 Bank of Nova Scotia (The)              62,595,837
     527,066 Canadian Imperial Bank of
                Commerce                            61,434,813
     906,112 Commerce Bancshares, Inc.              62,286,139
     391,471 JPMorgan Chase & Co.                   61,989,433
     586,366 Royal Bank of Canada                   62,236,887
     809,658 Toronto-Dominion (The) Bank            62,084,575
   1,091,200 U.S. Bancorp                           61,292,704
                                               ---------------
                                                   495,869,298
                                               ---------------
             BEVERAGES -- 1.9%
   1,055,664 Coca-Cola (The) Co.                    62,505,865
     250,874 Constellation Brands, Inc.,
                Class A                             62,961,848
     281,435 Diageo PLC, ADR                        61,955,101
     361,082 PepsiCo, Inc.                          62,723,554
                                               ---------------
                                                   250,146,368
                                               ---------------
             BIOTECHNOLOGY -- 0.9%
     274,976 Amgen, Inc.                            61,861,351
     849,661 Gilead Sciences, Inc.                  61,693,885
                                               ---------------
                                                   123,555,236
                                               ---------------
             BUILDING PRODUCTS -- 1.0%
     730,986 A.O. Smith Corp.                       62,755,148
     776,462 Johnson Controls International
                PLC                                 63,134,125
                                               ---------------
                                                   125,889,273
                                               ---------------
             CAPITAL MARKETS -- 4.2%
   1,058,015 Bank of New York Mellon (The)
                Corp.                               61,449,511
      67,109 BlackRock, Inc.                        61,442,316
     476,999 Cboe Global Markets, Inc.              62,200,670
     269,866 CME Group, Inc.                        61,653,586
     159,552 Goldman Sachs Group (The), Inc.        61,036,618
     586,977 Houlihan Lokey, Inc.                   60,763,859
     616,681 Morgan Stanley                         60,533,407

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             CAPITAL MARKETS (CONTINUED)
     998,629 SEI Investments Co.               $    60,856,451
     310,635 T. Rowe Price Group, Inc.              61,083,267
                                               ---------------
                                                   551,019,685
                                               ---------------
             CHEMICALS -- 2.9%
     204,867 Air Products and Chemicals, Inc.       62,332,833
     426,386 International Flavors &
                Fragrances, Inc.                    64,235,051
     180,289 Linde PLC                              62,457,518
     178,698 NewMarket Corp.                        61,243,379
     364,767 PPG Industries, Inc.                   62,900,422
     624,650 Sensient Technologies Corp.            62,502,479
                                               ---------------
                                                   375,671,682
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
     451,012 Republic Services, Inc.                62,893,624
   1,870,533 Rollins, Inc.                          63,990,934
     378,017 Waste Management, Inc.                 63,091,037
                                               ---------------
                                                   189,975,595
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     976,268 Cisco Systems, Inc.                    61,866,103
   1,763,458 Juniper Networks, Inc.                 62,973,085
                                               ---------------
                                                   124,839,188
                                               ---------------
             CONTAINERS & PACKAGING -- 2.4%
     516,434 AptarGroup, Inc.                       63,252,836
     291,360 Avery Dennison Corp.                   63,099,835
     465,522 Packaging Corp. of America             63,380,820
   1,478,381 Silgan Holdings, Inc.                  63,333,842
   1,085,651 Sonoco Products Co.                    62,848,337
                                               ---------------
                                                   315,915,670
                                               ---------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.9%
   2,498,583 AT&T, Inc.                             61,465,142
   1,196,196 BCE, Inc.                              62,250,040
   2,638,045 TELUS Corp.                            62,178,720
   1,175,303 Verizon Communications, Inc.           61,068,744
                                               ---------------
                                                   246,962,646
                                               ---------------
             ELECTRIC UTILITIES -- 10.8%
     953,415 ALLETE, Inc.                           63,259,085
   1,032,082 Alliant Energy Corp.                   63,442,081
     711,013 American Electric Power Co., Inc.      63,258,827
   1,277,648 Avangrid, Inc.                         63,729,082
     599,424 Duke Energy Corp.                      62,879,578
     558,649 Entergy Corp.                          62,931,810
     917,525 Evergy, Inc.                           62,951,390
     693,955 Eversource Energy                      63,136,026
   1,129,623 Exelon Corp.                           65,247,024
   1,301,825 Fortis, Inc.                           62,839,093
   1,521,629 Hawaiian Electric Industries,
                Inc.                                63,147,603
     561,633 IDACORP, Inc.                          63,638,635
     780,479 MGE Energy, Inc.                       64,194,398
     678,005 NextEra Energy, Inc.                   63,298,547
   1,650,626 OGE Energy Corp.                       63,351,026
     899,792 Otter Tail Corp.                       64,263,145

                        See Notes to Financial Statements                Page 37


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRIC UTILITIES (CONTINUED)
     898,747 Pinnacle West Capital Corp.       $    63,442,551
   1,371,017 PNM Resources, Inc.                    62,532,085
   1,197,353 Portland General Electric Co.          63,363,921
   2,096,679 PPL Corp.                              63,026,171
     924,649 Southern (The) Co.                     63,412,428
     926,592 Xcel Energy, Inc.                      62,730,278
                                               ---------------
                                                 1,394,074,784
                                               ---------------
             ELECTRICAL EQUIPMENT -- 1.9%
   1,617,845 ABB Ltd., ADR                          61,753,143
     671,739 Emerson Electric Co.                   62,451,575
     297,096 Hubbell, Inc.                          61,876,184
     177,761 Rockwell Automation, Inc.              62,011,925
                                               ---------------
                                                   248,092,827
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
   1,499,151 Avnet, Inc.                            61,809,996
   1,656,807 Corning, Inc.                          61,682,925
     380,337 TE Connectivity Ltd.                   61,363,571
                                               ---------------
                                                   184,856,492
                                               ---------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.4%
     281,306 Alexandria Real Estate Equities,
                Inc.                                62,719,986
     216,666 American Tower Corp.                   63,374,805
     350,670 Camden Property Trust                  62,657,716
     302,393 Crown Castle International Corp.       63,121,515
     962,910 Duke Realty Corp.                      63,205,412
     275,634 Mid-America Apartment
                Communities, Inc.                   63,241,465
     373,229 Prologis, Inc.                         62,836,834
     167,885 Public Storage                         62,883,006
     872,782 Realty Income Corp.                    62,482,463
                                               ---------------
                                                   566,523,202
                                               ---------------
             FOOD & STAPLES RETAILING -- 0.5%
     439,862 Walmart, Inc.                          63,643,633
                                               ---------------
             FOOD PRODUCTS -- 5.8%
     937,116 Archer-Daniels-Midland Co.             63,339,670
   1,467,878 Campbell Soup Co.                      63,793,978
     937,256 General Mills, Inc.                    63,152,309
     326,071 Hershey (The) Co.                      63,084,956
   1,290,428 Hormel Foods Corp.                     62,985,791
     646,224 Ingredion, Inc.                        62,451,087
     393,459 J & J Snack Foods Corp.                62,150,784
     462,570 J.M. Smucker (The) Co.                 62,826,257
     978,732 Kellogg Co.                            63,049,915
     380,733 Lancaster Colony Corp.                 63,049,385
     657,760 McCormick & Co., Inc.                  63,546,194
     944,979 Mondelez International, Inc.,
                Class A                             62,661,558
                                               ---------------
                                                   756,091,884
                                               ---------------
             GAS UTILITIES -- 2.9%
     594,994 Atmos Energy Corp.                     62,337,521
     433,365 Chesapeake Utilities Corp.             63,188,951

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             GAS UTILITIES (CONTINUED)
   1,516,408 New Jersey Resources Corp.        $    62,263,712
     811,896 ONE Gas, Inc.                          62,995,011
     959,622 Spire, Inc.                            62,586,547
   1,354,810 UGI Corp.                              62,199,327
                                               ---------------
                                                   375,571,069
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 1.9%
     437,687 Abbott Laboratories                    61,600,068
     714,955 Baxter International, Inc.             61,371,737
     246,359 Becton, Dickinson and Co.              61,954,361
     592,879 Medtronic PLC                          61,333,333
                                               ---------------
                                                   246,259,499
                                               ---------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.4%
     469,410 AmerisourceBergen Corp.                62,379,895
     604,635 CVS Health Corp.                       62,374,147
   1,918,055 Fresenius Medical Care AG &
                Co. KGaA, ADR                       62,260,065
   1,516,782 Premier, Inc., Class A                 62,445,915
     365,608 Quest Diagnostics, Inc.                63,253,840
                                               ---------------
                                                   312,713,862
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.4%
     230,817 McDonald's Corp.                       61,875,113
     542,068 Starbucks Corp.                        63,405,694
     448,619 Yum! Brands, Inc.                      62,295,235
                                               ---------------
                                                   187,576,042
                                               ---------------
             HOUSEHOLD DURABLES -- 0.5%
     455,463 Garmin Ltd.                            62,020,397
                                               ---------------
             HOUSEHOLD PRODUCTS -- 2.4%
     362,309 Clorox (The) Co.                       63,172,197
     737,868 Colgate-Palmolive Co.                  62,969,655
     442,887 Kimberly-Clark Corp.                   63,297,410
     382,260 Procter & Gamble (The) Co.             62,530,091
     254,570 WD-40 Co.                              62,278,005
                                               ---------------
                                                   314,247,358
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
     350,392 3M Co.                                 62,240,131
     299,934 Honeywell International, Inc.          62,539,238
                                               ---------------
                                                   124,779,369
                                               ---------------
             INSURANCE -- 6.7%
   1,063,836 Aflac, Inc.                            62,117,384
     533,385 Allstate (The) Corp.                   62,752,745
     403,720 Assurant, Inc.                         62,923,799
   1,171,072 Axis Capital Holdings Ltd.             63,788,292
     320,008 Chubb Ltd.                             61,860,747
   1,403,329 CNA Financial Corp.                    61,858,742
     321,363 Erie Indemnity Co., Class A            61,913,796
     228,283 Everest Re Group Ltd.                  62,531,279
     472,774 Hanover Insurance Group (The),
                Inc.                                61,961,760
     899,401 Hartford Financial Services Group
                (The), Inc.                         62,094,645
     356,058 Marsh & McLennan Cos., Inc.            61,890,002

Page 38                 See Notes to Financial Statements


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
   1,114,380 Sun Life Financial, Inc.          $    62,059,822
     396,790 Travelers (The) Cos., Inc.             62,069,860
     258,994 Willis Towers Watson PLC               61,508,485
                                               ---------------
                                                   871,331,358
                                               ---------------
             IT SERVICES -- 3.8%
     825,200 Amdocs Ltd.                            61,757,968
     251,394 Automatic Data Processing, Inc.        61,988,733
     335,620 Broadridge Financial Solutions,
                Inc.                                61,358,048
     570,962 Fidelity National Information
                Services, Inc.                      62,320,502
   2,444,334 Infosys Ltd., ADR                      61,866,094
     470,406 International Business Machines
                Corp.                               62,874,466
     785,123 Maximus, Inc.                          62,550,749
     456,465 Paychex, Inc.                          62,307,473
                                               ---------------
                                                   497,024,033
                                               ---------------
             MACHINERY -- 3.4%
     300,009 Caterpillar, Inc.                      62,023,861
     286,367 Cummins, Inc.                          62,468,097
   1,068,598 Donaldson Co., Inc.                    63,325,117
     254,029 Illinois Tool Works, Inc.              62,694,357
     443,712 Lincoln Electric Holdings, Inc.        61,884,513
     721,623 PACCAR, Inc.                           63,690,446
     289,362 Snap-on, Inc.                          62,322,788
                                               ---------------
                                                   438,409,179
                                               ---------------
             MEDIA -- 0.5%
   1,226,767 Comcast Corp., Class A                 61,743,183
                                               ---------------
             MULTILINE RETAIL -- 0.5%
     276,283 Target Corp.                           63,942,938
                                               ---------------
             MULTI-UTILITIES -- 5.4%
     707,189 Ameren Corp.                           62,946,893
   1,498,428 Avista Corp.                           63,668,206
     895,373 Black Hills Corp.                      63,186,473
     968,786 CMS Energy Corp.                       63,019,529
     739,463 Consolidated Edison, Inc.              63,090,983
     799,626 Dominion Energy, Inc.                  62,818,619
     525,368 DTE Energy Co.                         62,802,491
   1,109,983 NorthWestern Corp.                     63,446,628
     951,658 Public Service Enterprise Group,
                Inc.                                63,504,138
     475,682 Sempra Energy                          62,923,215
     649,822 WEC Energy Group, Inc.                 63,078,221
                                               ---------------
                                                   694,485,396
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.5%
   1,610,687 Enbridge, Inc.                         62,945,648
                                               ---------------
             PERSONAL PRODUCTS -- 0.5%
   1,162,722 Unilever PLC, ADR                      62,542,816
                                               ---------------
             PHARMACEUTICALS -- 4.8%
   1,066,397 AstraZeneca PLC, ADR                   62,117,625
     993,980 Bristol-Myers Squibb Co.               61,974,653

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
     222,386 Eli Lilly & Co.                   $    61,427,461
   1,404,283 GlaxoSmithKline PLC, ADR               61,928,880
     364,917 Johnson & Johnson                      62,426,351
     808,603 Merck & Co., Inc.                      61,971,334
     706,707 Novartis AG, ADR                       61,815,661
     554,643 Novo Nordisk A/S, ADR                  62,120,016
   1,045,862 Pfizer, Inc.                           61,758,151
   1,226,034 Sanofi, ADR                            61,424,304
                                               ---------------
                                                   618,964,436
                                               ---------------
             PROFESSIONAL SERVICES -- 1.0%
     555,388 Robert Half International, Inc.        61,936,870
     522,577 Thomson Reuters Corp.                  62,510,661
                                               ---------------
                                                   124,447,531
                                               ---------------
             ROAD & RAIL -- 1.4%
     506,462 Canadian National Railway Co.          62,223,921
     212,377 Norfolk Southern Corp.                 63,226,757
     249,702 Union Pacific Corp.                    62,907,425
                                               ---------------
                                                   188,358,103
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.9%
     352,855 Analog Devices, Inc.                   62,021,323
   1,192,045 Intel Corp.                            61,390,317
     504,609 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR        60,709,509
     322,744 Texas Instruments, Inc.                60,827,562
                                               ---------------
                                                   244,948,711
                                               ---------------
             SOFTWARE -- 1.4%
   1,290,160 Open Text Corp.                        61,256,797
     691,480 Oracle Corp.                           60,303,971
     438,212 SAP SE, ADR                            61,397,883
                                               ---------------
                                                   182,958,651
                                               ---------------
             SPECIALTY RETAIL -- 1.0%
     153,216 Home Depot (The), Inc.                 63,586,172
     244,051 Lowe's Cos., Inc.                      63,082,303
                                               ---------------
                                                   126,668,475
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 0.5%
   2,452,073 Canon, Inc., ADR                       59,904,143
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.9%
     973,815 Fastenal Co.                           62,382,589
     732,640 MSC Industrial Direct Co., Inc.,
                Class A                             61,585,718
     119,955 W.W. Grainger, Inc.                    62,165,479
     202,527 Watsco, Inc.                           63,366,648
                                               ---------------
                                                   249,500,434
                                               ---------------
             WATER UTILITIES -- 0.5%
     613,263 American States Water Co.              63,435,925
                                               ---------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.5%
   1,322,691 Rogers Communications, Inc.,
                Class B                             62,999,772
                                               ---------------

                        See Notes to Financial Statements                Page 39


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.9%        $12,936,044,611
             (Cost $10,323,373,814) (a)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                 18,142,110
                                               ---------------
             NET ASSETS -- 100.0%              $12,954,186,721
                                               ===============

(a)   Aggregate cost for federal income tax purposes is $10,630,699,450. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $2,563,308,042 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $257,962,881. The net unrealized appreciation was $2,305,345,161.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                    LEVEL 2         LEVEL 3
                   LEVEL 1        SIGNIFICANT     SIGNIFICANT
                   QUOTED         OBSERVABLE     UNOBSERVABLE
                   PRICES           INPUTS          INPUTS
               -----------------------------------------------
Common
  Stocks*      $12,936,044,611  $            --  $          --
               ===============================================

* See Portfolio of Investments for industry breakout.

Page 40                 See Notes to Financial Statements


                      This page intentionally left blank.


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021


                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         DOW JONES SELECT      MORNINGSTAR          US EQUITY
                                                                             MICROCAP        DIVIDEND LEADERS     OPPORTUNITIES
                                                                            INDEX FUND          INDEX FUND             ETF
                                                                              (FDM)               (FDL)               (FPX)
                                                                        ------------------  ------------------  ------------------

ASSETS:
Investments, at value...............................................     $    195,483,125    $  1,757,996,824    $  1,896,649,238
Cash................................................................               87,944           1,300,567           3,970,511
Due from authorized participant.....................................                5,482                  --                  --
Receivables:
      Investment securities sold....................................            1,441,974                  --                  --
      Dividends.....................................................              283,988           4,768,259             203,704
      Securities lending income.....................................               15,445                  --              14,779
      Capital shares sold...........................................                   --                  --                  --
      Reclaims......................................................                   --                  --               1,135
Prepaid expenses....................................................                1,139              11,448              13,570
                                                                         ----------------    ----------------    ----------------
      Total Assets..................................................          197,319,097       1,764,077,098       1,900,852,937
                                                                         ----------------    ----------------    ----------------
LIABILITIES:
Payables:
      Collateral for securities on loan.............................            6,942,527                  --          43,556,593
      Investment securities purchased...............................            1,453,724                  --                  --
      Licensing fees................................................               40,832             340,405             486,923
      Investment advisory fees......................................               64,782             417,005             631,847
      Audit and tax fees............................................               30,319              30,318              30,318
      Shareholder reporting fees....................................                9,284              45,604              59,210
Other liabilities...................................................               41,027             334,152             383,028
                                                                         ----------------    ----------------    ----------------
      Total Liabilities.............................................            8,582,495           1,167,484          45,147,919
                                                                         ----------------    ----------------    ----------------
NET ASSETS..........................................................     $    188,736,602    $  1,762,909,614    $  1,855,705,018
                                                                         ================    ================    ================
NET ASSETS CONSIST OF:
Paid-in capital.....................................................     $    205,727,928    $  1,889,928,526    $  1,851,572,512
Par value...........................................................               29,550             496,000             151,500
Accumulated distributable earnings (loss)...........................          (17,020,876)       (127,514,912)          3,981,006
                                                                         ----------------    ----------------    ----------------
NET ASSETS..........................................................     $    188,736,602    $  1,762,909,614    $  1,855,705,018
                                                                         ================    ================    ================
NET ASSET VALUE, per share..........................................     $          63.87    $          35.54    $         122.49
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            2,955,000          49,600,002          15,150,002
                                                                         ================    ================    ================
Investments, at cost................................................     $    170,842,502    $  1,527,933,885    $  1,550,029,008
                                                                         ================    ================    ================
Securities on loan, at value........................................     $      6,687,020    $             --    $     42,850,919
                                                                         ================    ================    ================


Page 42                 See Notes to Financial Statements



   FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
 NYSE(R) ARCA(R)        DOW JONES            CAPITAL          VALUE LINE(R)
  BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND
    INDEX FUND          INDEX FUND             ETF              INDEX FUND
      (FBT)               (FDN)               (FTCS)              (FVD)
------------------  ------------------  ------------------  ------------------


 $  1,708,918,118    $  9,997,446,753    $  9,485,486,980    $ 12,936,044,611
        1,206,957                  --           2,935,983          20,049,830
               --                  --                  --                  --

               --                  --                  --                  --
               --                  39           8,774,070          21,145,319
               18               7,016                  --                  --
               --          11,300,783           4,226,023          15,014,377
            1,830                  --                  --           1,289,946
           11,454              69,184              71,528              82,479
 ----------------    ----------------    ----------------    ----------------
    1,710,138,377      10,008,823,775       9,501,494,584      12,993,626,562
 ----------------    ----------------    ----------------    ----------------

               --          23,087,310                  --                  --
               --          11,299,848           4,224,683          26,411,355
          350,601           1,589,363                  --           5,726,409
          572,545           3,420,830           3,844,616           5,327,065
           30,318              30,318              30,318              30,319
           72,238             321,147             218,021             306,580
          356,127           1,501,704           1,244,748           1,638,113
 ----------------    ----------------    ----------------    ----------------
        1,381,829          41,250,520           9,562,386          39,439,841
 ----------------    ----------------    ----------------    ----------------
 $  1,708,756,548    $  9,967,573,255    $  9,491,932,198    $ 12,954,186,721
 ================    ================    ================    ================

 $  2,122,679,628    $  8,629,977,749    $  8,292,458,704    $ 11,082,370,663
          105,500             441,000           1,123,000           3,012,409
     (414,028,580)      1,337,154,506       1,198,350,494       1,868,803,649
 ----------------    ----------------    ----------------    ----------------
 $  1,708,756,548    $  9,967,573,255    $  9,491,932,198    $ 12,954,186,721
 ================    ================    ================    ================
 $         161.97    $         226.02    $          84.52    $          43.00
 ================    ================    ================    ================

       10,550,002          44,100,002         112,300,002         301,240,884
 ================    ================    ================    ================
 $  1,749,071,411    $  8,100,506,629    $  7,936,675,780    $ 10,323,373,814
 ================    ================    ================    ================
 $             --    $     19,577,306    $             --    $             --
 ================    ================    ================    ================


                        See Notes to Financial Statements               Page 43


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021


                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         DOW JONES SELECT      MORNINGSTAR          US EQUITY
                                                                             MICROCAP        DIVIDEND LEADERS     OPPORTUNITIES
                                                                            INDEX FUND          INDEX FUND             ETF
                                                                              (FDM)               (FDL)               (FPX)
                                                                        ------------------  ------------------  ------------------

INVESTMENT INCOME:
Dividends...........................................................     $      2,613,675    $     70,731,356    $     11,578,090
Securities lending income (net of fees).............................              139,278                  --           1,335,814
Foreign withholding tax.............................................                   --                  --              (4,031)
                                                                         ----------------    ----------------    ----------------
      Total investment income.......................................            2,752,953          70,731,356          12,909,873
                                                                         ----------------    ----------------    ----------------
EXPENSES:
Investment advisory fees............................................              808,478           4,876,050           8,100,111
Licensing fees......................................................              112,035           1,425,974           2,021,593
Accounting and administration fees..................................               84,543             751,568             911,747
Audit and tax fees..................................................               30,996              30,952              30,564
Shareholder reporting fees..........................................               26,942              97,431             137,767
Custodian fees......................................................               17,084             127,076             155,824
Transfer agent fees.................................................                8,085              65,634              75,626
Listing fees........................................................                7,812               9,750               7,812
Trustees' fees and expenses.........................................                6,385               7,159               7,496
Legal fees..........................................................                3,032              29,750              32,800
Registration and filing fees........................................                  321               2,824             (12,517)
Expenses previously waived or reimbursed............................                   --                  --                  --
Other expenses......................................................                3,523              21,418              28,175
                                                                         ----------------    ----------------    ----------------
      Total expenses................................................            1,109,236           7,445,586          11,496,998
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................             (139,062)           (131,819)                 --
                                                                         ----------------    ----------------    ----------------
      Net expenses..................................................              970,174           7,313,767          11,496,998
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS)........................................            1,782,779          63,417,589           1,412,875
                                                                         ----------------    ----------------    ----------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................            5,471,316          32,339,197         (80,836,577)
      In-kind redemptions...........................................           27,687,937         159,168,671         379,628,954
      Foreign currency transactions.................................                   --                  --                  --
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)............................................           33,159,253         191,507,868         298,792,377
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................            8,369,281          87,772,838        (231,648,485)
      Foreign currency translation..................................                   --                  --                  --
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation)................            8,369,281          87,772,838        (231,648,485)
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           41,528,534         279,280,706          67,143,892
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................     $     43,311,313    $    342,698,295    $     68,556,767
                                                                         ================    ================    ================


Page 44                 See Notes to Financial Statements



   FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
 NYSE(R) ARCA(R)        DOW JONES            CAPITAL          VALUE LINE(R)
  BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND
    INDEX FUND          INDEX FUND             ETF              INDEX FUND
      (FBT)               (FDN)               (FTCS)              (FVD)
------------------  ------------------  ------------------  ------------------


 $      6,324,032    $     21,565,140    $    144,008,827    $    307,151,894
            2,592             156,668                  --                  --
         (270,687)                 --                  --          (6,833,737)
 ----------------    ----------------    ----------------    ----------------
        6,055,937          21,721,808         144,008,827         300,318,157
 ----------------    ----------------    ----------------    ----------------

        7,639,573          42,311,230          40,507,949          58,233,975
        1,527,877           6,275,430              54,916          14,302,348
          865,320           3,106,270           2,554,281           3,347,640
           30,920              30,887              30,532              35,225
          147,967             664,719             479,696             626,121
          154,406             820,029             606,043             868,902
           72,747             289,445             227,540             316,170
            7,812              13,625               5,031              66,250
            7,300              12,359              11,132              12,723
           31,099             172,556             139,027             211,375
           (7,401)            (22,151)            (48,989)            (13,469)
               --                  --                  --             255,932
           33,897             196,731              99,538             166,828
 ----------------    ----------------    ----------------    ----------------
       10,511,517          53,871,130          44,666,696          78,430,020

               --                  --                  --                  --
 ----------------    ----------------    ----------------    ----------------
       10,511,517          53,871,130          44,666,696          78,430,020
 ----------------    ----------------    ----------------    ----------------
       (4,455,580)        (32,149,322)         99,342,131         221,888,137
 ----------------    ----------------    ----------------    ----------------

      (78,651,815)        (56,762,078)        (80,353,710)        238,508,839
       69,859,393       2,203,064,027       1,158,492,293         602,944,856
               --                  --                  --              (2,702)
 ----------------    ----------------    ----------------    ----------------
       (8,792,422)      2,146,301,949       1,078,138,583         841,450,993
 ----------------    ----------------    ----------------    ----------------

      (58,114,526)     (1,439,319,817)        761,114,952       1,485,603,869
               --                  --                  --                 101
 ----------------    ----------------    ----------------    ----------------
      (58,114,526)     (1,439,319,817)        761,114,952       1,485,603,970
 ----------------    ----------------    ----------------    ----------------
      (66,906,948)        706,982,132       1,839,253,535       2,327,054,963
 ----------------    ----------------    ----------------    ----------------

 $    (71,362,528)   $    674,832,810    $  1,938,595,666    $  2,548,943,100
 ================    ================    ================    ================


                        See Notes to Financial Statements                Page 45


FIRST TRUST EXCHANGE-TRADED FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                        FIRST TRUST                         FIRST TRUST
                                                                     DOW JONES SELECT                       MORNINGSTAR
                                                                         MICROCAP                        DIVIDEND LEADERS
                                                                        INDEX FUND                          INDEX FUND
                                                                           (FDM)                               (FDL)
                                                             ---------------------------------   ---------------------------------
                                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                               12/31/2021        12/31/2020        12/31/2021        12/31/2020
                                                             ---------------   ---------------   ---------------   ---------------

OPERATIONS:
Net investment income (loss).............................    $     1,782,779   $     2,111,719   $    63,417,589   $    66,323,992
Net realized gain (loss).................................         33,159,253       (29,360,877)      191,507,868      (263,732,972)
Net change in unrealized appreciation (depreciation).....          8,369,281         7,286,636        87,772,838        33,378,185
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................         43,311,313       (19,962,522)      342,698,295      (164,030,795)
                                                             ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................         (1,928,374)       (2,126,197)      (63,399,697)      (66,635,153)
                                                             ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................         86,724,692        29,127,047       644,763,236        83,773,486
Proceeds from shares acquired through reorganization.....                 --                --                --                --
Cost of shares redeemed..................................        (61,853,301)      (40,623,522)     (560,634,737)     (294,624,818)
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................         24,871,391       (11,496,475)       84,128,499      (210,851,332)
                                                             ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets..................         66,254,330       (33,585,194)      363,427,097      (441,517,280)

NET ASSETS:
Beginning of period......................................        122,482,272       156,067,466     1,399,482,517     1,840,999,797
                                                             ---------------   ---------------   ---------------   ---------------
End of period............................................    $   188,736,602   $   122,482,272   $ 1,762,909,614   $ 1,399,482,517
                                                             ===============   ===============   ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................          2,555,000         3,055,000        47,300,002        56,500,002
Shares sold..............................................          1,450,000           700,000        19,250,000         2,750,000
Shares issued through reorganization.....................                 --                --                --                --
Shares redeemed..........................................         (1,050,000)       (1,200,000)      (16,950,000)      (11,950,000)
                                                             ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period........................          2,955,000         2,555,000        49,600,002        47,300,002
                                                             ===============   ===============   ===============   ===============


Page 46                 See Notes to Financial Statements



           FIRST TRUST                         FIRST TRUST                         FIRST TRUST
            US EQUITY                        NYSE(R) ARCA(R)                        DOW JONES
          OPPORTUNITIES                       BIOTECHNOLOGY                         INTERNET
               ETF                             INDEX FUND                          INDEX FUND
              (FPX)                               (FBT)                               (FDN)
---------------------------------   ---------------------------------   ---------------------------------
  Year Ended        Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
  12/31/2021        12/31/2020        12/31/2021        12/31/2020        12/31/2021        12/31/2020
---------------   ---------------   ---------------   ---------------   ---------------   ---------------


$     1,412,875   $     3,650,043   $    (4,455,580)  $    (5,453,767)  $   (32,149,322)  $   (17,892,891)
    298,792,377       181,468,921        (8,792,422)       56,195,268     2,146,301,949     1,460,876,048
   (231,648,485)      391,055,130       (58,114,526)      153,873,484    (1,439,319,817)    2,472,751,255
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

     68,556,767       576,174,094       (71,362,528)      204,614,985       674,832,810     3,915,734,412
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

     (2,739,625)       (5,290,041)               --                --                --                --
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

    991,605,700       978,879,034        52,174,778       403,631,644     3,348,838,868     3,121,562,471
             --                --                --                --                --                --
 (1,148,090,496)     (934,225,504)     (314,229,031)     (367,000,398)   (5,131,127,308)   (3,815,634,985)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------

   (156,484,796)       44,653,530      (262,054,253)       36,631,246    (1,782,288,440)     (694,072,514)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
    (90,667,654)      615,537,583      (333,416,781)      241,246,231    (1,107,455,630)    3,221,661,898

  1,946,372,672     1,330,835,089     2,042,173,329     1,800,927,098    11,075,028,885     7,853,366,987
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
$ 1,855,705,018   $ 1,946,372,672   $ 1,708,756,548   $ 2,042,173,329   $ 9,967,573,255   $11,075,028,885
===============   ===============   ===============   ===============   ===============   ===============

     16,450,002        16,550,002        12,150,002        12,100,002        52,150,002        56,450,002
      8,000,000        10,100,000           300,000         2,550,000        14,450,000        18,050,000
             --                --                --                --                --                --
     (9,300,000)      (10,200,000)       (1,900,000)       (2,500,000)      (22,500,000)      (22,350,000)
---------------   ---------------   ---------------   ---------------   ---------------   ---------------
     15,150,002        16,450,002        10,550,002        12,150,002        44,100,002        52,150,002
===============   ===============   ===============   ===============   ===============   ===============


                        See Notes to Financial Statements                Page 47


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                        FIRST TRUST                         FIRST TRUST
                                                                     CAPITAL STRENGTH                 VALUE LINE(R) DIVIDEND
                                                                            ETF                             INDEX FUND
                                                                          (FTCS)                               (FVD)
                                                             ---------------------------------   ---------------------------------
                                                               Year Ended        Year Ended        Year Ended        Year Ended
                                                               12/31/2021        12/31/2020        12/31/2021        12/31/2020
                                                             ---------------   ---------------   ---------------   ---------------

OPERATIONS:
Net investment income (loss).............................    $    99,342,131   $    55,537,289   $   221,888,137   $   225,598,348
Net realized gain (loss).................................      1,078,138,583       471,532,595       841,450,993      (446,982,237)
Net change in unrealized appreciation (depreciation).....        761,114,952       416,336,797     1,485,603,970        94,895,748
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from operations.......................................      1,938,595,666       943,406,681     2,548,943,100      (126,488,141)
                                                             ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................        (96,596,007)      (55,671,376)     (223,826,833)     (231,083,030)
                                                             ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................      7,347,607,864     6,487,496,472     2,745,034,380     3,432,557,406
Proceeds from shares acquired through reorganization.....                 --                --                --        36,820,323
Cost of shares redeemed..................................     (6,719,583,961)   (3,745,945,946)   (2,265,168,318)   (2,627,820,910)
                                                             ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................        628,023,903     2,741,550,526       479,866,062       841,556,819
                                                             ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets..................      2,470,023,562     3,629,285,831     2,804,982,329       483,985,648

NET ASSETS:
Beginning of period......................................      7,021,908,636     3,392,622,805    10,149,204,392     9,665,218,744
                                                             ---------------   ---------------   ---------------   ---------------
End of period............................................    $ 9,491,932,198   $ 7,021,908,636   $12,954,186,721   $10,149,204,392
                                                             ===============   ===============   ===============   ===============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................        103,950,002        56,200,002       289,190,884       268,287,986
Shares sold..............................................         98,850,000       107,300,000        68,500,000       100,550,000
Shares issued through reorganization.....................                 --                --                --         1,052,898
Shares redeemed..........................................        (90,500,000)      (59,550,000)      (56,450,000)      (80,700,000)
                                                             ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period........................        112,300,002       103,950,002       301,240,884       289,190,884
                                                             ===============   ===============   ===============   ===============


Page 48                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      47.94   $      51.09   $      40.76   $      47.21   $      43.98
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.64           0.80           0.66           0.56           0.42
Net realized and unrealized gain (loss)              15.98          (3.15)         10.37          (6.50)          3.27
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     16.62          (2.35)         11.03          (5.94)          3.69
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.69)         (0.80)         (0.70)         (0.51)         (0.46)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      63.87   $      47.94   $      51.09   $      40.76   $      47.21
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     34.71%         (4.25)%        27.25%        (12.68)%         8.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    188,737   $    122,482   $    156,067   $    138,777   $     97,012
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.69%          0.71%          0.70%          0.73%          0.71%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.10%          1.88%          1.42%          1.29%          0.89%
Portfolio turnover rate (b)                             95%            95%            64%            75%            55%

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      29.59   $      32.58   $      27.24   $      30.06   $      27.75
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.29           1.32           1.22           1.09           0.93
Net realized and unrealized gain (loss)               5.95          (2.98)          5.34          (2.83)          2.34
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      7.24          (1.66)          6.56          (1.74)          3.27
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (1.29)         (1.33)         (1.22)         (1.08)         (0.96)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      35.54   $      29.59   $      32.58   $      27.24   $      30.06
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     24.76%         (4.42)%        24.36%         (5.87)%        11.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,762,910   $  1,399,483   $  1,841,000   $  1,386,483   $  1,719,299
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.46%          0.46%          0.46%          0.47%          0.47%
Ratio of net expenses to average net assets           0.45%          0.45%          0.45%          0.45%          0.45%
Ratio of net investment income (loss) to
   average net assets                                 3.90%          4.73%          4.06%          3.70%          3.18%
Portfolio turnover rate (b)                             59%            63%            39%            39%            43%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 49


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     118.32   $      80.41   $      62.07   $      68.18   $      54.10
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.08           0.24           0.58           0.52           0.43
Net realized and unrealized gain (loss)               4.26          38.01          18.30          (6.08)         14.12
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      4.34          38.25          18.88          (5.56)         14.55
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.17)         (0.34)         (0.54)         (0.55)         (0.47)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     122.49   $     118.32   $      80.41   $      62.07   $      68.18
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      3.67%         47.76%         30.45%         (8.22)%        26.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,855,705   $  1,946,373   $  1,330,835   $    912,479   $    981,732
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.57%          0.57%          0.58%          0.59%          0.59%
Ratio of net expenses to average net assets           0.57%          0.57%          0.58%          0.59%          0.59%
Ratio of net investment income (loss) to
   average net assets                                 0.07%          0.26%          0.79%          0.74%          0.71%
Portfolio turnover rate (b)                             85%            75%            81%            57%            31%

FIRST TRUST NYSE(R) ARCA(R) BIOTECHNOLOGY INDEX FUND (FBT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     168.08   $     148.84   $     124.26   $     124.52   $      90.89
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.42)         (0.45)         (0.51)         (0.22)         (0.08)
Net realized and unrealized gain (loss)              (5.69)         19.69          25.09          (0.04)         33.71
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (6.11)         19.24          24.58          (0.26)         33.63
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     161.97   $     168.08   $     148.84   $     124.26   $     124.52
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (3.64)%        12.93%         19.78%         (0.21)%        36.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,708,757   $  2,042,173   $  1,800,927   $  2,342,213   $  1,207,811
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.55%          0.55%          0.55%          0.57%          0.56%
Ratio of net expenses to average net assets           0.55%          0.55%          0.55%          0.57%          0.56%
Ratio of net investment income (loss) to
   average net assets                                (0.23)%        (0.28)%        (0.25)%        (0.21)%        (0.08)%
Portfolio turnover rate (b)                             39%            26%            31%            37%            36%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 50                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     212.37   $     139.12   $     116.66   $     109.82   $      79.79
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.73)         (0.34)         (0.14)         (0.35)         (0.28)
Net realized and unrealized gain (loss)              14.38          73.59          22.60           7.19          30.31
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     13.65          73.25          22.46           6.84          30.03
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --             --             --             --             --
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     226.02   $     212.37   $     139.12   $     116.66   $     109.82
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                      6.43%         52.65%         19.26%          6.23%         37.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  9,967,573   $ 11,075,029   $  7,853,367   $  7,016,807   $  5,490,820
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.51%          0.51%          0.52%          0.52%          0.53%
Ratio of net expenses to average net assets           0.51%          0.51%          0.52%          0.52%          0.53%
Ratio of net investment income (loss) to
   average net assets                                (0.30)%        (0.20)%        (0.10)%        (0.27)%        (0.32)%
Portfolio turnover rate (b)                             19%            39%            28%            21%            22%

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      67.55   $      60.37   $      48.29   $      50.95   $      40.79
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.91           0.63           0.76           0.60           0.59
Net realized and unrealized gain (loss)              16.95           7.18          12.08          (2.65)         10.16
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     17.86           7.81          12.84          (2.05)         10.75
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.89)         (0.63)         (0.76)         (0.61)         (0.59)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      84.52   $      67.55   $      60.37   $      48.29   $      50.95
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     26.61%         13.07%         26.72%         (4.09)%        26.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  9,491,932   $  7,021,909   $  3,392,623   $  1,376,131   $    624,099
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.55%          0.56%          0.58%          0.60%          0.61%
Ratio of net expenses to average net assets           0.55%          0.56%          0.58%          0.60%          0.61%
Ratio of net investment income (loss) to
   average net assets                                 1.23%          1.10%          1.46%          1.30%          1.33%
Portfolio turnover rate (b)                            117%           133%           125%           117%            85%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 51


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      35.10   $      36.03   $      29.07   $      30.84   $      28.02
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.74           0.79           0.73           0.73           0.63
Net realized and unrealized gain (loss)               7.91          (0.91)          6.96          (1.77)          2.84
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      8.65          (0.12)          7.69          (1.04)          3.47
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.75)         (0.81)         (0.73)         (0.73)         (0.65)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      43.00   $      35.10   $      36.03   $      29.07   $      30.84
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     24.86%         (0.04)%        26.60%         (3.44)%        12.48%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $ 12,954,187   $ 10,149,204   $  9,665,219   $  4,374,483   $  4,194,830
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.67%          0.70%          0.71%          0.72%          0.72%
Ratio of net expenses to average net assets           0.67%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.91%          2.47%          2.36%          2.40%          2.19%
Portfolio turnover rate (b)                             47%            86%            53%            58%            50%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 52


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-two exchange-traded funds. This report covers the seven funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc.
           ("NYSE Arca") ticker "FDM")
        First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
           "FDL")
        First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
        First Trust NYSE(R) Arca(R) Biotechnology Index Fund - (NYSE Arca ticker
           "FBT")
        First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
        First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC
           ("Nasdaq") ticker "FTCS")
        First Trust Value Line(R) Dividend Index Fund -- (NYSE Arca ticker
           "FVD")

Each Fund represents a separate series of beneficial interest in the Trust.
Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis at net asset value ("NAV"), only in large blocks of shares known as "Creation Units." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of the following indices:


FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R)-100 U.S. Index
First Trust NYSE(R) Arca(R) Biotechnology Index Fund            NYSE(R) Arca Biotechnology Index
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

                                                                         Page 53


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available.
The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FPX.
The Bank of New York Mellon ("BNYM") acts as FPX's securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, only FDM, FPX and FDN had securities in the securities lending program. During the fiscal year ended December 31,
2021, FDM, FPX, FBT and FDN participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.

                                                                         Page 55


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a
Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2021, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                     $        1,928,374    $             --    $              --
First Trust Morningstar Dividend Leaders Index Fund                          63,399,697                  --                   --
First Trust US Equity Opportunities ETF                                       2,739,625                  --                   --
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                 --                  --                   --
First Trust Dow Jones Internet Index Fund                                            --                  --                   --
First Trust Capital Strength ETF                                             96,596,007                  --                   --
First Trust Value Line(R) Dividend Index Fund                               223,826,833                  --                   --


The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                     $        2,126,197    $             --    $              --
First Trust Morningstar Dividend Leaders Index Fund                          66,635,153                  --                   --
First Trust US Equity Opportunities ETF                                       5,290,041                  --                   --
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                 --                  --                   --
First Trust Dow Jones Internet Index Fund                                            --                  --                   --
First Trust Capital Strength ETF                                             55,671,376                  --                   --
First Trust Value Line(R) Dividend Index Fund                               231,083,030                  --                   --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

As of December 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                     $               --    $    (40,305,948)   $      23,285,072
First Trust Morningstar Dividend Leaders Index Fund                             443,847        (318,003,250)         190,044,491
First Trust US Equity Opportunities ETF                                              --        (339,367,710)         343,348,716
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                 --        (325,213,864)         (88,814,716)
First Trust Dow Jones Internet Index Fund                                            --        (441,487,423)       1,778,641,929
First Trust Capital Strength ETF                                              2,812,383        (326,660,331)       1,522,198,442
First Trust Value Line(R) Dividend Index Fund                                        --        (436,542,343)       2,305,345,992


G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of December 31,
2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


                                                          Non-Expiring Capital
                                                           Loss Carryforwards
                                                          ---------------------
First Trust Dow Jones Select MicroCap Index Fund            $      40,305,948
First Trust Morningstar Dividend Leaders Index Fund               318,003,250
First Trust US Equity Opportunities ETF                           339,367,710
First Trust NYSE(R) Arca(R) Biotechnology Index Fund              325,213,864
First Trust Dow Jones Internet Index Fund                         441,487,423
First Trust Capital Strength ETF                                  326,660,331
First Trust Value Line(R) Dividend Index Fund*                    436,542,343


* $11,007,161 of First Trust Value Line(R) Dividend Index Fund's non-expiring net capital losses is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $364,521 per year.

During the taxable year ended December 31, 2021, the following Funds utilized non-expiring capital loss carryforwards in the following amount:


                                                              Capital Loss
                                                          Carryforward Utilized
                                                          ---------------------
First Trust Dow Jones Select MicroCap Index Fund            $       5,893,625
First Trust Morningstar Dividend Leaders Index Fund                44,628,469
First Trust Value Line(R) Dividend Index Fund                     262,677,258


                                                                         Page 57


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2021, the adjustments for each Fund were as follows:


                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)
                                                                       Income (Loss)        on Investments      Paid-in Capital
                                                                     ------------------    ----------------    -----------------

First Trust Dow Jones Select MicroCap Index Fund                     $           54,904    $    (26,376,605)   $      26,321,701
First Trust Morningstar Dividend Leaders Index Fund                                  --        (152,201,849)         152,201,849
First Trust US Equity Opportunities ETF                                       1,326,750        (367,904,669)         366,577,919
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                          4,455,580         (55,878,429)          51,422,849
First Trust Dow Jones Internet Index Fund                                    32,149,322      (2,114,501,671)       2,082,352,349
First Trust Capital Strength ETF                                                     --      (1,147,719,691)       1,147,719,691
First Trust Value Line(R) Dividend Index Fund                                 1,938,696        (550,352,866)         548,414,170


H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the
Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE(R) Arca(R) Biotechnology Index Fund            ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

For these services, First Trust is entitled to receive monthly fees from each
Fund calculated at the following annual rates:


                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                 0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%


The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least
April 30, 2023.


                                                                  Expense Cap
                                                                ----------------

First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                 0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%


Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund's expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived or expenses were reimbursed, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended
December 31, 2021 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:


                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                            Subject to Recovery
                                                                             -------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended         Ended
                                                  Waivers    Reimbursement   12/31/2019   12/31/2020   12/31/2021     Total
                                                 ---------   -------------   ----------   ----------   ----------   ----------
First Trust Dow Jones Select MicroCap
   Index Fund                                    $ 139,062   $          --   $  149,166   $  127,387   $  139,062   $  415,615
First Trust Morningstar Dividend Leaders
   Index Fund                                      131,819              --      178,254      162,827      131,819      472,900


During the fiscal year ended December 31, 2021, First Trust recovered fees that were previously waived from First Trust Value Line(R) Dividend Index Fund of
$255,932.

The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each
Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

                                                                         Page 59


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                               4. REORGANIZATION

On January 30, 2020, the Board of Trustees of First Trust Value Line(R) 100
Exchange-Traded Fund ("FVL") and FVD approved a reorganization of FVD with FVL.
The reorganization was completed on December 14, 2020. FVD was the surviving fund.

Under the terms of the reorganization, which was tax-free, the assets of FVL were transferred to, and the liabilities of FVL were assumed by, FVD in exchange for shares of FVD. The cost of the investments received from FVL was carried forward to FVD for U.S. GAAP and tax purposes. The FVD shares were then distributed to FVL shareholders and the separate existence of FVD ceased. The reorganization was subject to certain conditions, including that the reorganization was approved on November 16, 2020, by the shareholders of FVL.
When the reorganization occurred, the transactions were based on the relative
NAVs of FVL and FVD.

The following table summarizes the asset transfers and conversion ratios for the reorganization.


                             Net Assets on     Unrealized    Accumulated     Shares     Acquiring                   Net Assets on
  Acquired       Shares       December 11,    Appreciation   Net Realized  Conversion  (Surviving)     Shares       December 11,
    Fund        Redeemed          2020       (Depreciation)  Gain (Loss)     Ratio        Fund         Issued*         2020**
----------------------------------------------------------------------------------------------------------------------------------
    FVL           1,589,982  $   36,820,323  $     (118,448) $ (8,573,998)   0.662214     FVD           1,052,908  $10,030,756,341


*  Amount includes 10 shares that were distributed cash in lieu.
** Amount reflects net assets of FVD prior to the reorganization.

The following table summarizes the operations of the Acquired Fund for the period January 1, 2020 to December 11, 2020, and the operations of FVD, the
Acquiring (Surviving) Fund, for the fiscal year ended December 31, 2020, as presented in the Statements of Operations and the combined Acquired and
Acquiring (Surviving) Funds' pro-forma results of operations for the fiscal year ended December 31, 2020, assuming the acquisition had been completed on January
1, 2020.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FVL that have been included in FVD's Statement of Operations since December 11, 2020.


                                                                                      Net Realized and
                                                                                         Change in
                                                                                         Unrealized      Net Increase
                                                                    Net Investment      Gain (Loss)     (Decrease) from
                                                                        Income         on Investments     Operations
                                                                    ---------------   ----------------  ---------------
Acquired Fund for the period January 1, 2020 to December 11, 2020
   FVL                                                              $       300,669   $        (36,518) $       264,151
Acquiring Fund for the fiscal year ended December 31, 2020
   FVD                                                                  229,162,401       (355,768,990)    (126,606,589)
                                                                    ---------------   ----------------  ---------------
Combined Total                                                      $   229,463,070   $   (355,805,508) $  (126,342,438)
                                                                    ===============   ================  ===============



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                       Purchases           Sales
                                                                    ---------------   ----------------
First Trust Dow Jones Select MicroCap Index Fund                    $   151,425,829   $    150,843,816
First Trust Morningstar Dividend Leaders Index Fund                     942,805,851        936,013,501
First Trust US Equity Opportunities ETF                               1,698,513,575      1,699,291,760
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                    732,799,368        737,902,246
First Trust Dow Jones Internet Index Fund                             1,988,049,155      2,025,580,717
First Trust Capital Strength ETF                                      9,444,928,981      9,401,204,136
First Trust Value Line(R) Dividend Index Fund                         5,406,139,606      5,388,778,063


For the fiscal year ended December 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                       Purchases           Sales
                                                                    ---------------   ----------------
First Trust Dow Jones Select MicroCap Index Fund                    $    86,636,298   $     62,269,726
First Trust Morningstar Dividend Leaders Index Fund                     640,917,176        559,245,159
First Trust US Equity Opportunities ETF                                 990,070,036      1,145,574,219
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                     52,157,372        313,685,975
First Trust Dow Jones Internet Index Fund                             3,348,788,042      5,123,986,490
First Trust Capital Strength ETF                                      7,317,538,948      6,735,390,237
First Trust Value Line(R) Dividend Index Fund                         2,730,249,660      2,269,625,819


                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various facts-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                                                                         Page 61


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend
Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE(R)
Arca(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund,
First Trust Capital Strength ETF, and First Trust Value Line(R) Dividend Index
Fund (the "Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of
December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the
United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 63


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2021, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                    100.00%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                  0.00%
First Trust Dow Jones Internet Index Fund                                             0.00%
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%


For the taxable year ended December 31, 2021, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:


                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust Dow Jones Select MicroCap Index Fund                                    100.00%
First Trust Morningstar Dividend Leaders Index Fund                                 100.00%
First Trust US Equity Opportunities ETF                                             100.00%
First Trust NYSE(R) Arca(R) Biotechnology Index Fund                                  0.00%
First Trust Dow Jones Internet Index Fund                                             0.00%
First Trust Capital Strength ETF                                                    100.00%
First Trust Value Line(R) Dividend Index Fund                                       100.00%


A portion of each of the Funds' 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December
31, 2021, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or

                                                                         Page 65


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $18,874,484.
This figure is comprised of $726,302 paid (or to be paid) in fixed compensation and $18,148,182 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include $9,692,694 paid (or to be paid) to senior management of First Trust
Advisors L.P. and $9,181,790 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First
Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 67


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                DURING PAST 5 YEARS                 TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Officer, Wheaton Orthopedics;        216        None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.         216        Director of ADM Investor
(1957)                                           (Futures Commission Merchant)                              Services, Inc., ADM
                              o Since Inception                                                             Investor Services
                                                                                                            International, Futures
                                                                                                            Industry Association,
                                                                                                            and National Futures
                                                                                                            Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       216        Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                      of Advocate Home Health
                                                                                                            Services, Advocate Home
                              o Since 2021       Continuing Health Division (Integrated                     Care Products and
                                                 Healthcare System)                                         Advocate Hospice;
                                                                                                            Director and Board Chair
                                                                                                            of Aurora At Home
                                                                                                            (since 2018); Director
                                                                                                            of Advocate
                                                                                                            Physician Partners
                                                                                                            Accountable Care
                                                                                                            Organization; Director
                                                                                                            and Board Chair of
                                                                                                            RML Long Term
                                                                                                            Acute Care Hospitals;
                                                                                                            and Director of Senior
                                                                                                            Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          216        Director of Trust
(1956)                                           and Management Consulting)                                 Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        216        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust
Chairman of the Board                            Advisors L.P. and First Trust Portfolios        216        None
(1955)                                           L.P., Chairman of the Board of
                              o Since Inception  Directors, BondWave LLC (Software
                                                 Development Company) and Stonebridge
                                                 Advisors LLC (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                           to January 2016), First Trust Advisors L.P. and First
                                                                           Trust Portfolios L.P.; Chief Financial Officer (January
                                                                           2016 to Present), BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 69


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


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

                      This page intentionally left blank.


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN)
First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Annual Report
December 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2021.

Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in
2021 were clearly the ongoing fight against the coronavirus ("COVID-19")
pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.

The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the
U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the
Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The
U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index ("CPI"). The standard definition for inflation is "too many dollars chasing too few goods."
The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S.
Bureau of Labor Statistics. The last time inflation was this elevated was in
1982.

Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron's magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500(R) Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500(R) Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note ("T-Note"). The
10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

Inflation surged in 2021 and it looks as though it is here to stay. Federal
Reserve (the "Fed") Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of
December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month. At that pace, it should be done buying bonds in the open market by the end of March 2022. They also foresee hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price
Index rate stood at 7.0% in December 2021, according to the U.S. Bureau of Labor
Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.

The global growth forecast from the International Monetary Fund ("IMF") released in October 2021 sees real gross domestic product growth rising by 4.9% worldwide in 2022, down from its 5.9% projection for 2021. The IMF is calling for a 5.2%
growth rate for the U.S. in 2022, down from its 6.0% estimate for 2021. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2022 growth rate estimates are 5.1% and 4.5%, respectively.

The exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs")
industry grew significantly in 2021. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the
U.S. stood at an all-time high of $7.21 trillion as of year-end, up 31.81% from the $5.47 trillion at the end of 2020, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. hit a record high of $919.78 billion in 2021, topping the prior record of $490.19 billion in 2020. U.S. ETF/ETP assets represent approximately 72% of total global ETF/ETP assets.

U.S. STOCKS AND BONDS

In 2021, three of the major U.S. stock indices posted substantial double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R)
Index posted total returns of 28.71%, 24.76%, and 26.82%, respectively, according to Bloomberg. All 11 major sectors that comprise the S&P 500(R) Index posted positive double-digit total returns. The top-performing sectors were
Energy, Real Estate, Financials and Information Technology, up 54.64%, 46.14%,
35.04% and 34.53%, respectively, while the worst-performing sector was
Utilities, up 17.67%. As we have noted often, we believe that when the major stock indices are trading at or near their record highs in maturing bull markets, corporate earnings need to continue to grow to drive the market higher.
Bloomberg's consensus year-over-year earnings growth rate estimates for the S&P
500(R) Index for 2022 and 2023 were 8.74% and 9.97%, respectively, as of
December 31, 2021. These projections, while positive, are more typical than
Bloomberg's 2021 growth estimate of 47.26%, which reflects a robust rebound from the coronavirus-induced -12.44% earnings growth rate posted in 2020.

The yield on the benchmark 10-Year Treasury Note closed trading on December 31,
2021, at 1.51%, according to Bloomberg. The 1.51% yield stood 52 basis points
("bps") below its 2.03% average for the 10-year period ended December 31, 2021.
Its yield rose 59 bps in 2021. The more than half-point rise was enough of a headwind to push the returns of taxable investment-grade bonds into negative territory. It was risk-on for investors in 2021. The top performing fixed-income bond category we track was high yield corporates. The Bloomberg U.S. Corporate
High Yield Index posted a total return of 5.28% for the year. Investors were willing to accept more risk to garner a higher return. The good news is that the default rate on speculative-grade (high yield) debt is low by historical standards. Moody's reported that its global speculative-grade default rate stood at 1.7% in December. Moody's puts the historical average default rate at 4.1%
(1983-2021). Its baseline scenario sees the default rate increasing to 2.4% by
December 2022 but staying well below its average.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 6.37% against a basket of major currencies in
2021, as measured by the U.S. Dollar Index ("DXY"), according to Bloomberg. The
DXY closed 2021 at a reading of 95.67, above its 20-year average of 88.89. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.

The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -2.57% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 4.71% (USD). With respect to equities, the MSCI
Emerging Markets Index of stocks posted a total return of -2.54% (USD), while the MSCI World ex USA Index rose by 12.62% (USD) on a total return basis, according to Bloomberg.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal
Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is the equal-weighted version of the
NASDAQ-100 Index(R), which includes 100 of the largest U.S. and international non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            17.67%      21.27%      18.57%       12.54%       162.27%     449.39%       539.32%
Market Value                                   17.75%      21.26%      18.58%       12.54%       162.22%     449.76%       539.48%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted Index(SM)            18.45%      22.02%      19.31%       13.24%       170.49%     484.43%       604.89%
S&P 500(R) Index                               28.71%      18.47%      16.55%       10.81%       133.41%     362.57%       401.38%
NASDAQ-100 Index(R)                            27.51%      28.63%      23.15%       16.46%       252.19%     702.29%       994.29%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 17.67% during the
12-month period covered by this report. During the same period, the NASDAQ-100
Index(R) (the "Benchmark") generated a return of 27.51%. The Information
Technology sector received the greatest allocation in the Fund over the period with an average weight of 41.4%. This sector returned 28.6% as the strongest performing allocated sector, contributing 11.3% to the Fund's total return. All invested sectors experienced positive returns during the period except for the
Consumer Discretionary investments, which contributed -0.5% to the Fund's return. On a relative basis, the Fund underperformed the Benchmark. Investments in the Information Technology sector were the greatest drivers of this underperformance. The Fund slightly underweighted this sector in comparison to the Benchmark and the investments in the Fund slightly underperformed those in the Benchmark. Thus, due to both allocation effect and selection effect, investments in the Information Technology sector caused -4.2% underperformance versus the Benchmark. The only sector which contributed outperformance for the
Fund versus the Benchmark were the investments in the Health Care sector, which contributed 0.2% of outperformance for the Fund.

-----------------------------
Nasdaq(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted
Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         43.3%
Consumer Discretionary                         16.0
Communication Services                         12.0
Health Care                                    11.7
Industrials                                     7.0
Consumer Staples                                7.0
Utilities                                       3.0
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
MercadoLibre, Inc.                              1.1%
Tesla, Inc.                                     1.1
Micron Technology, Inc.                         1.1
Paychex, Inc.                                   1.1
Marriott International, Inc., Class A           1.1
KLA Corp.                                       1.1
Atlassian Corp. PLC, Class A                    1.1
NetEase, Inc., ADR                              1.1
Booking Holdings, Inc.                          1.0
Activision Blizzard, Inc.                       1.0
                                             -------
   Total                                       10.8%
                                             =======


                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 DECEMBER 31, 2011 - DECEMBER 31, 2021

                 First Trust
              NASDAQ-100 Equal          NASDAQ-100 Equal        S&P 500(R)       NASDAQ-100
             Weighted Index Fund       Weighted Index(SM)         Index           Index(R)
12/11              $10,000                  $10,000              $10,000          $10,000
06/12               10,918                   10,945               10,949           11,544
12/12               11,486                   11,545               11,600           11,835
06/13               13,278                   13,406               13,203           13,029
12/13               16,074                   16,278               15,356           16,204
06/14               17,357                   17,631               16,452           17,479
12/14               19,150                   19,507               17,459           19,349
06/15               19,604                   20,028               17,674           20,204
12/15               19,577                   20,070               17,701           21,236
06/16               19,013                   19,542               18,381           20,563
12/16               20,950                   21,606               19,818           22,782
06/17               24,266                   25,100               21,669           26,605
12/17               26,399                   27,394               24,144           30,298
06/18               27,645                   28,766               24,784           33,525
12/18               25,038                   26,131               23,086           30,310
06/19               30,636                   32,078               27,366           36,933
12/19               33,997                   35,706               30,354           42,270
06/20               36,900                   38,873               29,419           49,409
12/20               46,693                   49,341               35,938           62,927
06/21               51,974                   55,104               41,419           71,321
12/21               54,939                   58,443               46,257           80,229


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology
Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are classified as
"technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on the
Nasdaq. The first day of secondary market trading in shares of the Fund was
April 25, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (4/19/06)      Ended       Ended       (4/19/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            26.94%      27.99%      22.96%       15.51%       243.47%     690.33%       861.46%
Market Value                                   27.03%      27.98%      22.97%       15.51%       243.31%     690.87%       861.71%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector Index(SM)         27.71%      28.78%      23.74%       16.23%       254.15%     741.60%       961.04%
S&P 500(R) Index                               28.71%      18.47%      16.55%       10.81%       133.41%     362.57%       401.38%
S&P 500 Information Technology Index           34.53%      32.13%      24.01%       16.29%       302.73%     760.29%       968.96%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 26.94% during the 12-month period covered by this report. During the same period, the S&P 500 Information Technology Index
(the "Benchmark") generated a return of 34.53%. Semiconductors & Semiconductor
Equipment received an allocation of 44.7%, a greater allocation than any other industry for the Fund during this reporting period. Investments in this industry returned 48.5% and contributed 19.7% to the Fund's total return. All industries yielded positive returns for the Fund. On a relative basis, the Fund underperformed the Benchmark. The industry that caused the most underperformance for the Fund was Software, which caused -10.4% of underperformance versus the
Benchmark. The IT Services industry caused 3.4% of outperformance versus the
Benchmark, the greatest degree of outperformance by an industry in the Fund.

-----------------------------
Nasdaq(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector
Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION(1)              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         90.6%
Communication Services                          9.4
                                             -------
   Total                                      100.0%
                                             =======

(1)   The above sector classification is based on Standard & Poor's Global
      Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Micron Technology, Inc.                         2.6%
KLA Corp.                                       2.5
Atlassian Corp. PLC, Class A                    2.5
Applied Materials, Inc.                         2.5
Fortinet, Inc.                                  2.5
Lam Research Corp.                              2.5
ASML Holding N.V.                               2.4
Xilinx, Inc.                                    2.4
Synopsys, Inc.                                  2.4
NVIDIA Corp.                                    2.4
                                             -------
   Total                                       24.7%
                                             =======


                                PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2011 - DECEMBER 31, 2021

               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500(R)       S&P 500 Information
               Index Fund               Index(SM)             Index           Technology Index
12/11            $10,000                 $10,000             $10,000               $10,000
06/12             10,456                  10,489              10,949                11,334
12/12             10,802                  10,870              11,600                11,482
06/13             12,068                  12,183              13,203                12,211
12/13             14,920                  15,111              15,356                14,746
06/14             16,878                  17,148              16,452                16,064
12/14             18,625                  18,985              17,459                17,712
06/15             18,165                  18,567              17,674                17,847
12/15             18,368                  18,834              17,701                18,763
06/16             18,906                  19,456              18,381                18,703
12/16             23,009                  23,766              19,818                21,361
06/17             27,392                  28,374              21,669                25,042
12/17             31,720                  32,959              24,144                29,657
06/18             34,048                  35,480              24,784                32,881
12/18             30,228                  31,591              23,086                29,573
06/19             38,166                  40,010              27,366                37,596
12/19             44,849                  47,168              30,354                44,446
06/20             49,123                  51,833              29,419                51,091
12/20             62,258                  65,890              35,938                63,951
06/21             71,684                  76,077              41,419                72,751
12/21             79,033                  84,160              46,257                86,029


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech
Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are not classified as
"technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The Fund's shares are listed for trading on the
Nasdaq. The first day of secondary market trading in shares of the Fund was
February 15, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            11.80%      17.36%      16.16%       10.99%       122.66%     347.44%       372.43%
Market Value                                   11.84%      17.38%      16.17%       10.99%       122.82%     347.77%       372.55%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector Index(SM)            12.53%      18.08%      16.87%       11.68%       129.58%     375.35%       418.07%
Russell 1000(R) Index                          26.45%      18.43%      16.54%       10.61%       132.93%     362.24%       348.88%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 11.80% during the 12-month period covered by this report. During the same period, the Russell 1000(R) Index (the "Benchmark")
generated a return of 26.45%. The Consumer Discretionary sector was the Fund's largest allocation during the period at 24.9% and generated the largest negative contribution to the Fund's return at -0.9%. The largest positive contribution to the Fund's return came from investments in the Health Care sector, which returned 5.9% during the period. On a relative basis, the Fund underperformed the Benchmark. The Consumer Discretionary sector's -7.5% drag on return compared to the Benchmark's performance for the same sector was the largest source of relative underperformance during the period. The Health Care sector's 0.3% of outperformance marginally reduced the Fund's relative underperformance versus the Benchmark.

-----------------------------
Nasdaq(R), NASDAQ-100(R), NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector
Index(SM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                         27.7%
Health Care                                    20.3
Communication Services                         13.8
Industrials                                    12.1
Consumer Staples                               12.1
Information Technology                          8.8
Utilities                                       5.2
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
MercadoLibre, Inc.                              1.9%
Tesla, Inc.                                     1.9
Paychex, Inc.                                   1.8
Marriott International, Inc., Class A           1.8
NetEase, Inc., ADR                              1.8
Booking Holdings, Inc.                          1.8
Activision Blizzard, Inc.                       1.8
Exelon Corp.                                    1.8
Align Technology, Inc.                          1.8
Starbucks Corp.                                 1.8
                                             -------
   Total                                       18.2%
                                             =======


                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2011 - DECEMBER 31, 2021

                First Trust
                 NASDAQ-100               NASDAQ-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/11             $10,000                  $10,000                $10,000
06/12              11,277                   11,306                 10,938
12/12              12,031                   12,091                 11,642
06/13              14,290                   14,431                 13,261
12/13              16,992                   17,206                 15,497
06/14              17,770                   18,054                 16,624
12/14              19,600                   19,964                 17,550
06/15              20,664                   21,118                 17,850
12/15              20,530                   21,055                 17,711
06/16              19,288                   19,821                 18,373
12/16              20,092                   20,705                 19,845
06/17              22,961                   23,736                 21,685
12/17              24,192                   25,079                 24,148
06/18              24,954                   25,939                 24,836
12/18              22,843                   23,809                 22,993
06/19              27,396                   28,652                 27,325
12/19              29,319                   30,752                 30,219
06/20              31,612                   33,255                 29,370
12/20              40,018                   42,231                 36,554
06/21              43,568                   46,125                 42,019
12/21              44,744                   47,535                 46,224


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund")
seeks investment results that correspond generally to the price and yield
(before the Fund's fees and expenses) of an equity index called the NASDAQ(R)
Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization clean-energy companies that are publicly traded in the United States. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (2/8/07)       Ended       Ended       (2/8/07)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            -3.14%      35.28%      22.48%        9.11%       353.12%     659.78%       266.59%
Market Value                                   -3.18%      35.26%      22.52%        9.11%       352.76%     662.12%       266.58%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green Energy
   Index(SM)                                   -2.64%      35.64%      22.44%        9.34%       359.13%     657.36%       278.11%
Russell 2000(R) Index                          14.82%      12.02%      13.23%        8.49%        76.39%     246.52%       236.55%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -3.14% during the 12-month period covered by this report. During the same period, the Russell 2000(R) Index (the "Benchmark")
generated a return of 14.82%. The Fund's 36.7% weight in the Information
Technology sector was the largest allocation. The largest positive contribution to the Fund of 3.9% came from investments in the Materials sector. The largest negative contribution to the Fund during the period was the -6.2% contribution from the Industrials sector. On a relative basis, the Fund underperformed the
Benchmark. The Fund's allocation in the Industrials sector caused -11.1% of underperformance for the Fund versus the Benchmark, which was the largest source of underperformance from any sector during the period. The Fund did not have an allocation to the Health Care sector, and this resulted in 6.9% of outperformance for the Fund versus the Benchmark during the period.

-----------------------------
Nasdaq(R), Clean Edge(R), and NASDAQ(R) Clean Edge(R) Green Energy Index(SM) are
registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively (together with its affiliates hereinafter referred to as the
"Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         36.5%
Consumer Discretionary                         20.2
Industrials                                    19.3
Materials                                      12.2
Utilities                                       9.7
Financials                                      1.4
Energy                                          0.7
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                     8.3%
ON Semiconductor Corp.                          8.2
Albemarle Corp.                                 7.6
NIO, Inc., ADR                                  7.3
Enphase Energy, Inc.                            6.6
XPeng, Inc., ADR                                4.1
Wolfspeed, Inc.                                 3.9
SolarEdge Technologies, Inc.                    3.9
Plug Power, Inc.                                3.2
Brookfield Renewable Partners, L.P.             3.0
                                             -------
   Total                                       56.1%
                                             =======


                        PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           DECEMBER 31, 2011 - DECEMBER 31, 2021

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/11             $10,000                   $10,000                  $10,000
06/12               9,679                     9,659                   10,853
12/12               9,950                     9,869                   11,634
06/13              14,874                    14,714                   13,479
12/13              18,883                    18,685                   16,151
06/14              21,717                    21,495                   16,666
12/14              18,307                    18,101                   16,941
06/15              19,647                    19,430                   17,746
12/15              17,128                    16,947                   16,193
06/16              15,449                    15,247                   16,552
12/16              16,764                    16,497                   19,644
06/17              19,599                    19,310                   20,624
12/17              22,084                    21,784                   22,521
06/18              21,262                    20,993                   24,246
12/18              19,385                    19,146                   20,039
06/19              23,355                    23,073                   23,442
12/19              27,659                    27,314                   25,153
06/20              33,122                    32,719                   21,888
12/20              78,420                    77,799                   30,178
06/21              77,369                    76,912                   35,471
12/21              75,978                    75,736                   34,652


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the real estate investment trusts ("REITs")
that comprise the Index. The Index seeks to measure the performance of publicly traded REITs domiciled in the U.S. that meet certain eligibility requirements.
The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            42.52%      10.00%      10.63%        6.15%        61.06%     174.58%       139.64%
Market Value                                   42.56%      10.00%      10.63%        6.15%        61.05%     174.67%       139.73%

INDEX PERFORMANCE
S&P United States REIT Index*                  43.05%      10.57%      11.21%         N/A         65.24%     189.31%         N/A
FTSE EPRA/NAREIT North America Index           42.60%      10.00%      10.52%        6.27%        61.05%     171.96%       143.83%
Russell 3000(R) Index                          25.66%      17.97%      16.30%       10.33%       128.45%     352.85%       322.00%
------------------------------------------------------------------------------------------------------------------------------------


*     On November 6, 2008, the Fund's underlying index changed from the S&P REIT
      Composite Index to the S&P United States REIT Index. Effective December
      31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the
      Fund's performance and historical returns shown for the periods prior to
      November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 42.52% during the 12-month period covered by this report. During the same period, the Benchmark Russell 3000(R) Index (the
"Benchmark") generated a return of 25.66%. Prologis, Inc. was the largest holding in the Fund during the period at an 8.3% weight and generated the largest contribution to the Fund's return at 5.5%. The largest drag on the
Fund's return came from Americold Realty Trust with a -0.1% contribution to the
Fund's return during the period. On a relative basis, the Fund outperformed the
Benchmark. The largest outperformance was the allocation to Prologis, Inc. which generated 3.6% of relative outperformance during the period. The Benchmark had an allocation to Microsoft Corp. while the Fund did not, resulting in a -1.3%
drag on the Fund's performance versus the Benchmark.

-----------------------------
S&P United States REIT Index ("Index") is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by First Trust. S&P(R)
is a registered trademark of Standard & Poor's Financial Services LLC ("S&P");
Dow Jones(R) is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow
Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Specialized                                    23.8%
Residential                                    19.8
Industrial                                     16.9
Retail                                         14.2
Health Care                                     9.8
Office                                          8.4
Diversified                                     3.9
Hotel & Resort                                  3.2
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Prologis, Inc.                                  9.6%
Equinix, Inc.                                   5.9
Public Storage                                  4.4
Simon Property Group, Inc.                      4.0
Digital Realty Trust, Inc.                      3.9
Realty Income Corp.                             3.1
Welltower, Inc.                                 2.9
AvalonBay Communities, Inc.                     2.7
Alexandria Real Estate Equities, Inc.           2.4
Equity Residential                              2.4
                                             -------
   Total                                       41.3%
                                             =======


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     DECEMBER 31, 2011 - DECEMBER 31, 2021

                First Trust          S&P United States       FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund         REIT Index          North America Index           Index
12/11             $10,000                 $10,000                 $10,000                $10,000
06/12              11,464                  11,493                  11,462                 10,932
12/12              11,739                  11,799                  11,815                 11,641
06/13              12,454                  12,558                  12,370                 13,278
12/13              11,953                  12,082                  11,966                 15,547
06/14              14,028                  14,213                  14,010                 16,626
12/14              15,493                  15,739                  15,335                 17,499
06/15              14,512                  14,779                  14,406                 17,838
12/15              15,798                  16,139                  15,613                 17,583
06/16              17,845                  18,284                  17,661                 18,220
12/16              17,049                  17,511                  16,889                 19,822
06/17              17,352                  17,873                  17,195                 21,592
12/17              17,694                  18,270                  17,661                 24,010
06/18              17,890                  18,520                  17,945                 24,783
12/18              16,948                  17,576                  16,970                 22,756
06/19              19,722                  20,518                  19,824                 27,014
12/19              20,959                  21,872                  21,128                 29,815
06/20              17,061                  17,861                  16,695                 28,777
12/20              19,266                  20,225                  19,069                 36,036
06/21              23,385                  24,614                  23,293                 41,481
12/21              27,458                  28,931                  27,196                 45,285


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 13


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings)
in the common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that derive a substantial portion of their revenues from the potable water and wastewater industries. The Fund's shares are listed for trading on the
NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the changes are made public. The first day of secondary market trading in shares of the Fund was
May 11, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            31.89%      19.93%      17.30%       12.05%       148.10%     392.95%       429.36%
Market Value                                   31.87%      19.92%      17.32%       12.05%       148.00%     394.16%       429.39%

INDEX PERFORMANCE
ISE Clean Edge Water Index                     33.30%      20.68%      18.05%       12.78%       155.96%     425.78%       482.35%
Russell 3000(R) Index                          25.66%      17.97%      16.30%       10.33%       128.45%     352.85%       322.00%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 31.89% during the 12-month period covered by this report. During the same period, the Russell 3000(R) Index (the "Benchmark")
generated a return of 25.66%. The Industrials sector received the largest allocation to the Fund during the period covered by this report with a 57.2%
weight and generated the largest contribution to the Fund's return at 23.5%.
Investments in the Information Technology sector caused a small drag on the
Fund's performance with a -0.5% contribution to the Fund's return during the period. On a relative basis, the Fund outperformed the Benchmark. The
Industrials sector was where the Fund outperformed the Benchmark by the largest amount, with 10.1% of relative outperformance during the period. A portion of the Fund's outperformance compared to the Benchmark was reduced by the -2.9% of relative underperformance in the Information Technology sector.

-----------------------------
Nasdaq(R), Clean Edge(R), and ISE Clean Edge Water Index are registered trademarks and service marks of Nasdaq, Inc. and Clean Edge, Inc., respectively
(together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the
Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                    59.8%
Utilities                                      20.0
Health Care                                    11.0
Materials                                       3.9
Information Technology                          3.4
Consumer Staples                                1.9
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Essential Utilities, Inc.                       4.1%
IDEX Corp.                                      4.0
Advanced Drainage Systems, Inc.                 4.0
Ecolab, Inc.                                    3.9
American Water Works Co., Inc.                  3.9
A.O. Smith Corp.                                3.9
Tetra Tech, Inc.                                3.9
AECOM                                           3.9
Roper Technologies, Inc.                        3.9
Danaher Corp.                                   3.9
                                             -------
   Total                                       39.4%
                                             =======


             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                DECEMBER 31, 2011 - DECEMBER 31, 2021

             First Trust     ISE Clean Edge     Russell 3000(R)
              Water ETF       Water Index            Index
12/11          $10,000          $10,000             $10,000
06/12           10,992           11,037              10,932
12/12           12,684           12,778              11,641
06/13           13,583           13,741              13,278
12/13           16,605           16,853              15,547
06/14           17,078           17,380              16,626
12/14           16,665           17,015              17,499
06/15           15,562           15,936              17,838
12/15           15,030           15,440              17,583
06/16           17,644           18,188              18,220
12/16           19,871           20,538              19,822
06/17           21,695           22,434              21,592
12/17           24,689           25,604              24,010
06/18           24,491           25,420              24,783
12/18           22,493           23,404              22,751
06/19           28,118           29,349              27,008
12/19           30,840           32,281              29,809
06/20           28,768           30,257              28,772
12/20           37,378           39,434              36,034
06/21           43,344           45,854              41,485
12/21           49,295           52,578              45,285


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 15


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the
"Index"). The Fund will normally invest at least 90% of its net assets
(including investment borrowings) in the common stocks, depositary receipts and master limited partnership ("MLP") units that comprise the Index. The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenue from mid-stream activities and/or the exploration and production of natural gas. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the
Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            98.69%      -5.82%     -13.77%       -10.06%      -25.92%     -77.28%       -78.86%
Market Value                                   98.57%      -5.84%     -13.77%       -10.07%      -25.99%     -77.28%       -78.87%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index              100.25%      -6.16%     -13.94%        -9.97%      -27.24%     -77.70%       -78.55%
S&P Composite 1500(R) Energy Index             55.15%      -2.23%       0.52%         1.30%      -10.66%       5.33%        20.80%
Russell 3000(R) Index                          25.66%      17.97%      16.30%        10.33%      128.45%     352.85%       322.00%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 98.69% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Energy Index (the
"Benchmark") generated a return of 55.15%. The Oil & Gas Exploration &
Production sub-industry was the largest weight for the Fund during the period at
83.9% and generated the largest contribution to the Fund's return at 88.3%. The smallest contribution to the Fund's return came from investments in the
Integrated Oil & Gas sub-industry which was also the Fund's smallest allocation during the period. On a relative basis, the Fund outperformed the Benchmark. The largest source of outperformance came from the Fund's substantial weighting to the Oil & Gas Exploration & Production sub-industry where the Fund outperformed the Benchmark by 35.1% on a relative basis. The Fund did not have any investments in the Coal & Consumable Fuels sub-industry which generated a minimal drag of -0.1% on the Fund's performance compared to the Benchmark.

-----------------------------
Nasdaq(R) and ISE-Revere Natural Gas(TM) Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The
Fund is not issued, endorsed, sold or promoted by the Corporations. THE
CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production             82.8%
Oil & Gas Storage & Transportation             13.1
Integrated Oil & Gas                            4.1
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Western Midstream Partners, L.P.                5.1%
DCP Midstream, L.P.                             4.6
ConocoPhillips                                  4.4
Pioneer Natural Resources Co.                   4.1
Occidental Petroleum Corp.                      4.1
EOG Resources, Inc.                             4.0
Devon Energy Corp.                              4.0
Marathon Oil Corp.                              3.8
Diamondback Energy, Inc.                        3.8
EQT Corp.                                       3.6
                                             -------
   Total                                       41.5%
                                             =======


                                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                            DECEMBER 31, 2011 - DECEMBER 31, 2021

              First Trust             ISE-Revere Natural           Russell 3000(R)           S&P Composite 1500(R)
            Natural Gas ETF             Gas(TM) Index                   Index                    Energy Index
12/11           $10,000                    $10,000                     $10,000                      $10,000
06/12             9,052                      9,080                      10,932                        9,706
12/12             8,649                      8,706                      11,641                       10,434
06/13             8,906                      8,980                      13,278                       11,448
12/13           110,823                     10,946                      15,547                       13,084
06/14           113,116                     13,295                      16,626                       14,780
12/14             6,276                      6,346                      17,499                       11,885
06/15             5,350                      5,363                      17,838                       11,328
12/15             2,567                      2,559                      17,583                        9,262
06/16             2,847                      2,831                      18,220                       10,704
12/16             3,067                      3,065                      19,822                       11,790
06/17             2,443                      2,450                      21,592                       10,161
12/17             2,713                      2,732                      24,010                       11,549
06/18             2,800                      2,828                      24,783                       12,407
12/18             1,770                      1,788                      22,751                        9,319
06/19             1,767                      1,791                      27,008                       10,464
12/19             1,490                      1,516                      29,809                       10,255
06/20               945                        922                      28,772                        6,542
12/20             1,144                      1,114                      36,034                        6,789
06/21             2,141                      2,093                      41,485                        9,990
12/21             2,272                      2,230                      45,285                       10,533


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 17


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The
Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index.
The Index is a modified market capitalization weighted index designed to track the performance of U.S. listed securities issued by small, mid and large capitalization companies domiciled in China or India. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (5/8/07)       Ended       Ended       (5/8/07)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                           -19.38%      12.64%      11.16%        7.11%        81.37%     188.01%       173.51%
Market Value                                  -19.41%      12.66%      11.18%        7.10%        81.45%     188.46%       173.33%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                         -18.94%      13.25%      11.71%        7.68%        86.26%     202.58%       195.60%
Russell 3000(R) Index                          25.66%      17.97%      16.30%       10.33%       128.45%     352.85%       322.00%
MSCI Emerging Markets Index                    -2.54%       9.87%       5.49%        3.91%        60.14%      70.62%        75.29%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of -19.38% during the 12-month period covered by this report. During the same period, the MSCI Emerging Markets Index (the
"Benchmark") generated a return of -2.54%. The Consumer Discretionary sector had the largest allocation in the Fund during the period at 38.6%. The Fund's investments in the Information Technology Sector generated a 3.9% contribution to the Fund's return, the largest for the period. Investments in the Consumer
Discretionary sector generated the largest negative contribution to the Fund's return at -15.3%. On a relative basis, the Fund underperformed the Benchmark.
The largest source of underperformance came from investments in the Consumer
Discretionary sector where the Fund underperformed the Benchmark by -10.5% on a relative basis. The Fund's investments in the Information Technology sector generated a small relative outperformance of 1.9% when compared to the
Benchmark.

-----------------------------
Nasdaq(R) and ISE ChIndia Index(TM) are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the
"Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                         37.5%
Information Technology                         20.4
Financials                                     17.3
Communication Services                         13.4
Health Care                                     4.0
Utilities                                       2.8
Industrials                                     2.5
Energy                                          0.7
Real Estate                                     0.7
Consumer Staples                                0.7
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION(1)                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
China                                          54.6%
India                                          44.6
Hong Kong                                       0.8
                                             -------
   Total                                      100.0%
                                             =======

(1) Calculated based on country of risk.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Infosys Ltd., ADR                               8.3%
ICICI Bank Ltd., ADR                            7.9
HDFC Bank Ltd., ADR                             7.3
Alibaba Group Holding Ltd., ADR                 6.9
Pinduoduo, Inc., ADR                            6.5
JD.com, Inc., ADR                               6.1
Wipro Ltd., ADR                                 4.8
Tata Motors Ltd., ADR                           4.4
WNS (Holdings) Ltd., ADR                        4.4
Baidu, Inc., ADR                                4.2
                                             -------
   Total                                       60.8%
                                             =======


                                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      DECEMBER 31, 2011 - DECEMBER 31, 2021

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/11         $10,000                  $10,000                    $10,000                   $10,000
06/12          10,602                   10,618                     10,932                    10,393
12/12          11,710                   11,752                     11,641                    11,822
06/13          11,854                   11,932                     13,278                    10,691
12/13          15,902                   16,032                     15,547                    11,514
06/14          16,896                   17,071                     16,626                    12,221
12/14          16,279                   16,474                     17,499                    11,263
06/15          17,436                   17,678                     17,838                    11,595
12/15          16,226                   16,499                     17,583                     9,582
06/16          15,635                   15,941                     18,220                    10,196
12/16          15,877                   16,247                     19,822                    10,654
06/17          20,381                   20,908                     21,592                    12,618
12/17          23,395                   24,044                     24,010                    14,627
06/18          22,943                   23,633                     24,783                    13,653
12/18          18,556                   19,171                     22,751                    12,494
06/19          21,562                   22,332                     27,008                    13,818
12/19          23,930                   24,838                     29,809                    14,798
06/20          24,511                   25,521                     28,772                    13,351
12/20          35,715                   37,332                     36,034                    17,509
06/21          37,826                   39,620                     41,485                    18,813
12/21          28,801                   30,258                     45,285                    17,062


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 19


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA
Community Bank Index(SM) (the "Index"). The Fund will normally invest at least
90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that comprise the community banking industry. The Fund's shares are listed for trading on the Nasdaq. The
Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was
July 1, 2009.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (6/29/09)      Ended       Ended       (6/29/09)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            34.08%       4.32%      11.82%       10.87%        23.56%     205.56%       263.51%
Market Value                                   34.02%       4.29%      11.89%       10.87%        23.40%     207.65%       263.61%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community Bank
   Index(SM)                                   35.01%       5.00%      12.53%       11.59%        27.61%     225.68%       293.94%
S&P Composite 1500(R) Financials Index         34.55%      12.73%      15.97%       13.97%        82.09%     340.01%       413.14%
Russell 3000(R) Index                          25.66%      17.97%      16.30%       16.20%       128.45%     352.85%       533.94%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 34.08% during the 12-month period covered by this report. During the same period, the S&P Composite 1500(R) Financials Index
(the "Benchmark") generated a return of 34.55%. The Fund allocated 90.2% to the
Banks industry group within the Financials Sector and 9.0% to the Thrifts and
Mortgage Finance industry, within the same sector. The Benchmark allocated 99.9%
to the Financials sector but spread more evenly across seven industries with
39.5% in Banks and only 0.9% in Thrifts and Mortgage Finance. The Banks industry, by far the greatest allocation in the Fund, accounted for 32.2% of the
Fund's overall return. No industry in the Fund had a negative contribution to the Fund's return during the period covered by this report. On a relative basis, the Fund underperformed the Benchmark. The greatest source of underperformance came from the Fund's lack of allocation to the Capital Markets industry. The
Benchmark allocated 24.9% to this industry, which caused -1.2% of relative underperformance for the Fund versus the Benchmark. The allocation to Banks, to which the Fund allocated 90.2% and the Benchmark allocated only 39.5%, earned
0.8% of relative outperformance for the Fund versus the Benchmark.

-----------------------------
Nasdaq(R), NASDAQ OMX(R), OMX(R), American Bankers Association(R), ABA(R) and
the NASDAQ OMX(R) ABA(R) Community Bank Index(SM) are registered trademarks and service marks of Nasdaq, Inc. and American Bankers Association (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO
LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                          90.6%
Thrifts & Mortgage Finance                      9.2
IT Services                                     0.2
                                             -------
   Total                                      100.0%
                                             =======

(1) Calculated based on country of risk.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Commerce Bancshares, Inc.                       3.3%
Pinnacle Financial Partners, Inc.               2.9
First Financial Bankshares, Inc.                2.9
BOK Financial Corp.                             2.8
Bank OZK                                        2.4
Valley National Bancorp                         2.2
SouthState Corp.                                2.2
PacWest Bancorp                                 2.1
Wintrust Financial Corp.                        2.0
UMB Financial Corp.                             2.0
                                             -------
   Total                                       24.8%
                                             =======


                                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2011 - DECEMBER 31, 2021

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
12/11          $10,000                $10,000                    $10,000                    $10,000
06/12           10,994                 11,032                     11,342                     10,932
12/12           11,352                 11,424                     12,696                     11,641
06/13           13,452                 13,582                     15,078                     13,278
12/13           16,222                 16,432                     17,046                     15,547
06/14           16,217                 16,478                     17,927                     16,626
12/14           16,663                 16,981                     19,583                     17,499
06/15           18,184                 18,591                     19,628                     17,838
12/15           17,977                 18,429                     19,443                     17,583
06/16           17,671                 18,171                     19,128                     18,220
12/16           24,731                 25,521                     24,164                     19,822
06/17           23,870                 24,709                     25,669                     21,592
12/17           24,868                 25,826                     29,214                     24,010
06/18           26,139                 27,226                     28,227                     24,783
12/18           20,854                 21,775                     25,407                     22,751
06/19           23,402                 24,516                     29,772                     27,008
12/19           25,609                 26,911                     33,339                     29,809
06/20           17,762                 18,730                     25,398                     28,772
12/20           22,786                 24,123                     32,703                     36,039
06/21           28,355                 30,122                     40,931                     41,484
12/21           30,556                 32,568                     44,001                     45,285


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 21


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First
Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100
Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green
Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First
Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R) ABA
Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2021     DECEMBER 31, 2021     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00          $1,057.10            0.57%            $2.96
Hypothetical (5% return before expenses)             $1,000.00          $1,022.33            0.57%            $2.91

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00          $1,102.40            0.56%            $2.97
Hypothetical (5% return before expenses)             $1,000.00          $1,022.38            0.56%            $2.85

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00          $1,026.90            0.60%            $3.07
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00          $  982.20            0.58%            $2.90
Hypothetical (5% return before expenses)             $1,000.00          $1,022.28            0.58%            $2.96

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00          $1,174.20            0.50%            $2.74
Hypothetical (5% return before expenses)             $1,000.00          $1,022.68            0.50%            $2.55

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00          $1,137.30            0.53%            $2.86
Hypothetical (5% return before expenses)             $1,000.00          $1,022.53            0.53%            $2.70


                                                                         Page 23


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
DECEMBER 31, 2021 (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2021     DECEMBER 31, 2021     PERIOD (a)       PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00          $1,061.80            0.60%            $3.12
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00          $ 761.20             0.61%            $2.71
Hypothetical (5% return before expenses)             $1,000.00          $1,022.13            0.61%            $3.11

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00          $1,077.50            0.60%            $3.14
Hypothetical (5% return before expenses)             $1,000.00          $1,022.18            0.60%            $3.06


(a)   These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 2.0%
     336,380 Lucid Group, Inc. (a)             $    12,799,259
      14,434 Tesla, Inc. (a)                        15,253,563
                                               ---------------
                                                    28,052,822
                                               ---------------
             BEVERAGES -- 3.0%
     377,253 Keurig Dr Pepper, Inc.                 13,905,546
     146,919 Monster Beverage Corp. (a)             14,110,101
      79,981 PepsiCo, Inc.                          13,893,499
                                               ---------------
                                                    41,909,146
                                               ---------------
             BIOTECHNOLOGY -- 6.7%
      60,492 Amgen, Inc.                            13,608,885
      56,691 Biogen, Inc. (a)                       13,601,305
     186,402 Gilead Sciences, Inc.                  13,534,649
      45,655 Moderna, Inc. (a)                      11,595,457
      21,735 Regeneron Pharmaceuticals,
                Inc. (a)                            13,726,087
      89,646 Seagen, Inc. (a)                       13,859,272
      62,742 Vertex Pharmaceuticals, Inc. (a)       13,778,143
                                               ---------------
                                                    93,703,798
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
      30,698 Cintas Corp.                           13,604,432
      94,048 Copart, Inc. (a)                       14,259,558
                                               ---------------
                                                    27,863,990
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     222,621 Cisco Systems, Inc.                    14,107,493
                                               ---------------
             ELECTRIC UTILITIES -- 3.0%
     155,540 American Electric Power Co., Inc.      13,838,394
     251,505 Exelon Corp.                           14,526,929
     200,906 Xcel Energy, Inc.                      13,601,336
                                               ---------------
                                                    41,966,659
                                               ---------------
             ENTERTAINMENT -- 4.1%
     219,369 Activision Blizzard, Inc.              14,594,620
     105,559 Electronic Arts, Inc.                  13,923,232
     143,572 NetEase, Inc., ADR                     14,612,758
      22,942 Netflix, Inc. (a)                      13,821,178
                                               ---------------
                                                    56,951,788
                                               ---------------
             FOOD & STAPLES RETAILING -- 2.0%
      24,580 Costco Wholesale Corp.                 13,954,066
     275,539 Walgreens Boots Alliance, Inc.         14,372,114
                                               ---------------
                                                    28,326,180
                                               ---------------
             FOOD PRODUCTS -- 2.0%
     379,068 Kraft Heinz (The) Co.                  13,608,541
     207,212 Mondelez International, Inc.,
                Class A                             13,740,228
                                               ---------------
                                                    27,348,769
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.1%
      22,101 Align Technology, Inc. (a)             14,524,335
      24,238 Dexcom, Inc. (a)                       13,014,594
      21,821 IDEXX Laboratories, Inc. (a)           14,368,256

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
      39,895 Intuitive Surgical, Inc. (a)      $    14,334,273
                                               ---------------
                                                    56,241,458
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 4.2%
      85,235 Airbnb, Inc., Class A (a)              14,190,775
       6,089 Booking Holdings, Inc. (a)             14,608,911
      89,621 Marriott International, Inc.,
                Class A (a)                         14,808,974
     123,908 Starbucks Corp.                        14,493,519
                                               ---------------
                                                    58,102,179
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
      65,607 Honeywell International, Inc.          13,679,716
                                               ---------------
             INTERACTIVE MEDIA & SERVICES
                -- 4.0%
       2,374 Alphabet, Inc., Class A (a)             6,877,573
       2,356 Alphabet, Inc., Class C (a)             6,817,298
      94,726 Baidu, Inc., ADR (a)                   14,094,281
     106,279 Match Group, Inc. (a)                  14,055,398
      40,326 Meta Platforms, Inc., Class A (a)      13,563,650
                                               ---------------
                                                    55,408,200
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 5.0%
       3,958 Amazon.com, Inc. (a)                   13,197,318
     210,211 eBay, Inc.                             13,979,032
     189,478 JD.com, Inc., ADR (a)                  13,276,723
      11,335 MercadoLibre, Inc. (a)                 15,284,114
     231,824 Pinduoduo, Inc., ADR (a)               13,515,339
                                               ---------------
                                                    69,252,526
                                               ---------------
             IT SERVICES -- 7.1%
      58,675 Automatic Data Processing, Inc.        14,468,082
     158,696 Cognizant Technology Solutions
                Corp., Class A                      14,079,509
     129,865 Fiserv, Inc. (a)                       13,478,688
      61,765 Okta, Inc. (a)                         13,845,860
     108,649 Paychex, Inc.                          14,830,589
      72,288 PayPal Holdings, Inc. (a)              13,632,071
      55,594 VeriSign, Inc. (a)                     14,110,869
                                               ---------------
                                                    98,445,668
                                               ---------------
             LEISURE PRODUCTS -- 0.8%
     317,056 Peloton Interactive, Inc.,
                Class A (a)                         11,337,923
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      34,969 Illumina, Inc. (a)                     13,303,606
                                               ---------------
             MACHINERY -- 1.0%
     161,202 PACCAR, Inc.                           14,227,689
                                               ---------------
             MEDIA -- 2.9%
      20,707 Charter Communications, Inc.,
                Class A (a)                         13,500,343
     276,112 Comcast Corp., Class A                 13,896,717
   2,109,759 Sirius XM Holdings, Inc. (b)           13,396,969
                                               ---------------
                                                    40,794,029
                                               ---------------

                        See Notes to Financial Statements                Page 25


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL -- 1.0%
      98,738 Dollar Tree, Inc. (a)             $    13,874,664
                                               ---------------
             PROFESSIONAL SERVICES -- 1.0%
      60,597 Verisk Analytics, Inc.                 13,860,352
                                               ---------------
             ROAD & RAIL -- 1.0%
     376,831 CSX Corp.                              14,168,846
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 17.3%
      97,712 Advanced Micro Devices, Inc. (a)       14,060,757
      79,127 Analog Devices, Inc.                   13,908,153
      92,099 Applied Materials, Inc.                14,492,698
      17,949 ASML Holding N.V.                      14,289,917
      21,198 Broadcom, Inc.                         14,105,361
     265,906 Intel Corp.                            13,694,159
      34,377 KLA Corp.                              14,785,891
      20,114 Lam Research Corp.                     14,464,983
     160,181 Marvell Technology, Inc.               14,014,236
     159,562 Microchip Technology, Inc.             13,891,468
     162,162 Micron Technology, Inc.                15,105,390
      48,418 NVIDIA Corp.                           14,240,218
      61,542 NXP Semiconductors N.V.                14,018,037
      76,132 QUALCOMM, Inc.                         13,922,259
      88,728 Skyworks Solutions, Inc.               13,765,262
      72,251 Texas Instruments, Inc.                13,617,146
      67,256 Xilinx, Inc.                           14,260,290
                                               ---------------
                                                   240,636,225
                                               ---------------
             SOFTWARE -- 16.9%
      24,180 Adobe, Inc. (a)                        13,711,511
      33,917 ANSYS, Inc. (a)                        13,604,787
      38,352 Atlassian Corp. PLC, Class A (a)       14,623,234
      48,477 Autodesk, Inc. (a)                     13,631,248
      75,135 Cadence Design Systems, Inc. (a)       14,001,407
      65,620 Crowdstrike Holdings, Inc.,
                Class A (a)                         13,435,695
      79,097 Datadog, Inc., Class A (a)             14,087,967
      86,626 DocuSign, Inc. (a)                     13,194,006
      40,320 Fortinet, Inc. (a)                     14,491,008
      21,701 Intuit, Inc.                           13,958,517
      41,568 Microsoft Corp.                        13,980,150
      25,389 Palo Alto Networks, Inc. (a)           14,135,580
     120,891 Splunk, Inc. (a)                       13,989,506
      38,675 Synopsys, Inc. (a)                     14,251,737
      49,145 Workday, Inc., Class A (a)             13,425,431
      67,383 Zoom Video Communications,
                Inc., Class A (a)                   12,392,408
      44,149 Zscaler, Inc. (a)                      14,186,398
                                               ---------------
                                                   235,100,590
                                               ---------------
             SPECIALTY RETAIL -- 2.0%
      19,910 O'Reilly Automotive, Inc. (a)          14,061,039
     124,554 Ross Stores, Inc.                      14,234,031
                                               ---------------
                                                    28,295,070
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
      78,648 Apple, Inc.                            13,965,525
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.0%
      34,991 Lululemon Athletica, Inc. (a)     $    13,697,227
                                               ---------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
     216,931 Fastenal Co.                           13,896,600
                                               ---------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.9%
     112,347 T-Mobile US, Inc. (a)                  13,030,005
                                               ---------------
             TOTAL COMMON STOCKS
                -- 100.0%                        1,391,548,743
             (Cost $1,102,188,453)             ---------------

             MONEY MARKET FUNDS -- 0.6%
   8,451,460 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (c) (d)                        8,451,460
             (Cost $8,451,460)                 ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.3%
$  3,752,594 BNP Paribas S.A., 0.03% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $3,752,604. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $3,825,998. (d)                   3,752,594
             (Cost $3,752,594)                 ---------------

             TOTAL INVESTMENTS -- 100.9%         1,403,752,797
             (Cost $1,114,392,507) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%              (12,338,538)
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,391,414,259
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $11,592,002 and the total value of the collateral held by the Fund is $12,204,054.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   This security serves as collateral for securities on loan.

(e)   Aggregate cost for federal income tax purposes is $1,129,004,495. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $334,073,224 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $59,324,922. The net unrealized appreciation was $274,748,302.

ADR   - American Depositary Receipt

Page 26                 See Notes to Financial Statements


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                   LEVEL 2        LEVEL 3
                   TOTAL           LEVEL 1       SIGNIFICANT   SIGNIFICANT
                 VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                12/31/2021         PRICES          INPUTS          INPUTS
              --------------------------------------------------------------
Common
  Stocks*     $ 1,391,548,743  $ 1,391,548,743  $          --  $          --
Money Market
  Funds             8,451,460        8,451,460             --             --
Repurchase
  Agreements        3,752,594               --      3,752,594             --
              --------------------------------------------------------------
Total
  Investments $ 1,403,752,797  $ 1,400,000,203  $   3,752,594  $          --
              ==============================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    11,592,002
Non-cash Collateral(2)                             (11,592,002)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     3,752,594
Non-cash Collateral(4)                              (3,752,594)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 27


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             INTERACTIVE MEDIA & SERVICES
                -- 9.4%
      16,379 Alphabet, Inc., Class A (a)       $    47,450,618
      16,256 Alphabet, Inc., Class C (a)            47,038,199
     653,461 Baidu, Inc., ADR (a)                   97,228,462
     733,135 Match Group, Inc. (a)                  96,957,104
     278,176 Meta Platforms, Inc., Class A (a)      93,564,498
                                               ---------------
                                                   382,238,881
                                               ---------------
             IT SERVICES -- 7.2%
   1,094,707 Cognizant Technology Solutions
                Corp., Class A                      97,122,405
     426,086 Okta, Inc. (a)                         95,515,698
     383,507 VeriSign, Inc. (a)                     97,341,747
                                               ---------------
                                                   289,979,850
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 41.0%
     674,056 Advanced Micro Devices, Inc. (a)       96,996,659
     545,841 Analog Devices, Inc.                   95,942,473
     635,323 Applied Materials, Inc.                99,974,427
     123,823 ASML Holding N.V.                      98,580,443
     146,230 Broadcom, Inc.                         97,302,904
   1,834,302 Intel Corp.                            94,466,553
     237,140 KLA Corp.                             101,996,286
     138,756 Lam Research Corp.                     99,786,377
   1,104,984 Marvell Technology, Inc.               96,675,050
   1,100,683 Microchip Technology, Inc.             95,825,462
   1,118,672 Micron Technology, Inc.               104,204,297
     333,995 NVIDIA Corp.                           98,231,270
     424,541 NXP Semiconductors N.V.                96,701,949
     525,179 QUALCOMM, Inc.                         96,039,484
     612,073 Skyworks Solutions, Inc.               94,957,005
     498,407 Texas Instruments, Inc.                93,934,767
     463,946 Xilinx, Inc.                           98,370,470
                                               ---------------
                                                 1,659,985,876
                                               ---------------
             SOFTWARE -- 40.0%
     166,804 Adobe, Inc. (a)                        94,587,876
     233,967 ANSYS, Inc. (a)                        93,848,843
     264,562 Atlassian Corp. PLC, Class A (a)      100,874,845
     334,416 Autodesk, Inc. (a)                     94,034,435
     518,295 Cadence Design Systems, Inc. (a)       96,584,273
     452,692 Crowdstrike Holdings, Inc.,
                Class A (a)                         92,688,687
     545,646 Datadog, Inc., Class A (a)             97,185,009
     597,601 DocuSign, Inc. (a)                     91,020,608
     278,137 Fortinet, Inc. (a)                     99,962,438
     149,696 Intuit, Inc.                           96,287,461
     286,752 Microsoft Corp.                        96,440,433
     175,143 Palo Alto Networks, Inc. (a)           97,512,617
     833,942 Splunk, Inc. (a)                       96,503,768
     266,787 Synopsys, Inc. (a)                     98,311,009
     339,020 Workday, Inc., Class A (a)             92,613,484
     464,846 Zoom Video Communications,
                Inc., Class A (a)                   85,489,828
     304,558 Zscaler, Inc. (a)                      97,863,622
                                               ---------------
                                                 1,621,809,236
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.4%
     542,546 Apple, Inc.                       $    96,339,893
                                               ---------------
             TOTAL INVESTMENTS -- 100.0%         4,050,353,736
             (Cost $3,019,067,209) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (546,674)
                                               ---------------
             NET ASSETS -- 100.0%              $ 4,049,807,062
                                               ===============

(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $3,064,214,172. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $1,171,671,085 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $185,531,521. The net unrealized appreciation was $986,139,564.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                       LEVEL 2        LEVEL 3
                       LEVEL 1       SIGNIFICANT    SIGNIFICANT
                       QUOTED        OBSERVABLE    UNOBSERVABLE
                       PRICES          INPUTS         INPUTS
                   ---------------------------------------------
Common Stocks*     $ 4,050,353,736  $          --  $          --
                   =============================================

* See Portfolio of Investments for industry breakout.

Page 28                 See Notes to Financial Statements


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AUTOMOBILES -- 3.5%
      57,357 Lucid Group, Inc. (b)             $     2,182,434
       2,461 Tesla, Inc. (b)                         2,600,735
                                               ---------------
                                                     4,783,169
                                               ---------------
             BEVERAGES -- 5.2%
      64,318 Keurig Dr Pepper, Inc.                  2,370,761
      25,047 Monster Beverage Corp. (b)              2,405,514
      13,635 PepsiCo, Inc.                           2,368,536
                                               ---------------
                                                     7,144,811
                                               ---------------
             BIOTECHNOLOGY -- 11.6%
      10,314 Amgen, Inc.                             2,320,341
       9,665 Biogen, Inc. (b)                        2,318,827
      31,780 Gilead Sciences, Inc.                   2,307,546
       7,784 Moderna, Inc. (b)                       1,976,980
       3,706 Regeneron Pharmaceuticals,
                Inc. (b)                             2,340,413
      15,284 Seagen, Inc. (b)                        2,362,906
      10,697 Vertex Pharmaceuticals, Inc. (b)        2,349,061
                                               ---------------
                                                    15,976,074
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.5%
       5,233 Cintas Corp.                            2,319,109
      16,034 Copart, Inc. (b)                        2,431,075
                                               ---------------
                                                     4,750,184
                                               ---------------
             COMMUNICATIONS EQUIPMENT
                -- 1.8%
      37,956 Cisco Systems, Inc.                     2,405,272
                                               ---------------
             ELECTRIC UTILITIES -- 5.2%
      26,518 American Electric Power Co., Inc.       2,359,306
      42,878 Exelon Corp.                            2,476,633
      34,251 Xcel Energy, Inc.                       2,318,793
                                               ---------------
                                                     7,154,732
                                               ---------------
             ENTERTAINMENT -- 7.1%
      37,400 Activision Blizzard, Inc.               2,488,222
      17,996 Electronic Arts, Inc.                   2,373,672
      24,478 NetEase, Inc., ADR                      2,491,371
       3,911 Netflix, Inc. (b)                       2,356,143
                                               ---------------
                                                     9,709,408
                                               ---------------
             FOOD & STAPLES RETAILING -- 3.5%
       4,191 Costco Wholesale Corp.                  2,379,231
      46,977 Walgreens Boots Alliance, Inc.          2,450,320
                                               ---------------
                                                     4,829,551
                                               ---------------
             FOOD PRODUCTS -- 3.4%
      64,625 Kraft Heinz (The) Co.                   2,320,038
      35,327 Mondelez International, Inc.,
                Class A                              2,342,533
                                               ---------------
                                                     4,662,571
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 7.0%
       3,768 Align Technology, Inc. (b)              2,476,254
       4,132 Dexcom, Inc. (b)                        2,218,678
       3,720 IDEXX Laboratories, Inc. (b)            2,449,471

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
       6,802 Intuitive Surgical, Inc. (b)      $     2,443,959
                                               ---------------
                                                     9,588,362
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 7.2%
      14,533 Airbnb, Inc., Class A (b)               2,419,599
       1,038 Booking Holdings, Inc. (b)              2,490,401
      15,280 Marriott International, Inc.,
                Class A (b)                          2,524,867
      21,125 Starbucks Corp.                         2,470,991
                                               ---------------
                                                     9,905,858
                                               ---------------
             INDUSTRIAL CONGLOMERATES -- 1.7%
      11,185 Honeywell International, Inc.           2,332,184
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 8.6%
         675 Amazon.com, Inc. (b)                    2,250,679
      35,840 eBay, Inc.                              2,383,360
      32,304 JD.com, Inc., ADR (b)                   2,263,541
       1,932 MercadoLibre, Inc. (b)                  2,605,109
      39,525 Pinduoduo, Inc., ADR (b)                2,304,308
                                               ---------------
                                                    11,806,997
                                               ---------------
             IT SERVICES -- 7.0%
      10,003 Automatic Data Processing, Inc.         2,466,540
      22,140 Fiserv, Inc. (b)                        2,297,911
      18,523 Paychex, Inc.                           2,528,389
      12,325 PayPal Holdings, Inc. (b)               2,324,248
                                               ---------------
                                                     9,617,088
                                               ---------------
             LEISURE PRODUCTS -- 1.4%
      54,060 Peloton Interactive, Inc.,
                Class A (b)                          1,933,186
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.7%
       5,962 Illumina, Inc. (b)                      2,268,183
                                               ---------------
             MACHINERY -- 1.8%
      27,483 PACCAR, Inc.                            2,425,650
                                               ---------------
             MEDIA -- 5.1%
       3,531 Charter Communications, Inc.,
                Class A (b)                          2,302,106
      47,074 Comcast Corp., Class A                  2,369,234
     359,694 Sirius XM Holdings, Inc. (c)            2,284,057
                                               ---------------
                                                     6,955,397
                                               ---------------
             MULTILINE RETAIL -- 1.7%
      16,834 Dollar Tree, Inc. (b)                   2,365,514
                                               ---------------
             PROFESSIONAL SERVICES -- 1.7%
      10,331 Verisk Analytics, Inc.                  2,363,010
                                               ---------------
             ROAD & RAIL -- 1.8%
      64,246 CSX Corp.                               2,415,650
                                               ---------------
             SPECIALTY RETAIL -- 3.5%
       3,394 O'Reilly Automotive, Inc. (b)           2,396,944
      21,235 Ross Stores, Inc.                       2,426,736
                                               ---------------
                                                     4,823,680
                                               ---------------

                        See Notes to Financial Statements                Page 29


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             TEXTILES, APPAREL & LUXURY GOODS
                -- 1.7%
       5,966 Lululemon Athletica, Inc. (b)     $     2,335,391
                                               ---------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.7%
      36,984 Fastenal Co.                            2,369,195
                                               ---------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.6%
      19,154 T-Mobile US, Inc. (b)                   2,221,481
                                               ---------------
             TOTAL COMMON STOCKS
                -- 100.0%                          137,142,598
             (Cost $106,287,829)               ---------------

             MONEY MARKET FUNDS -- 1.1%
   1,450,062 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (d) (e)                        1,450,062
      38,640 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (d)                       38,640
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 1.1%                              1,488,702
             (Cost $1,488,702)                 ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.5%
$    643,852 BNP Paribas S.A., 0.03% (d),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $643,854. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $656,447. (e)                       643,852
             (Cost $643,852)                   ---------------

             TOTAL INVESTMENTS -- 101.6%           139,275,152
             (Cost $108,420,383) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (1.6)%               (2,140,107)
                                               ---------------
             NET ASSETS -- 100.0%              $   137,135,045
                                               ===============

(a)   The industry allocation is based on Standard & Poor's Global Industry
      Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the
      Industry Classification Benchmark (ICB) system, which is maintained by
      FTSE International Limited.

(b)   Non-income producing security.

(c)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $2,011,782 and the total value of the collateral held by the Fund is $2,093,914.

(d)   Rate shown reflects yield as of December 31, 2021.

(e)   This security serves as collateral for securities on loan.

(f)   Aggregate cost for federal income tax purposes is $109,616,772. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $35,157,146 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $5,498,766. The net unrealized appreciation was $29,658,380.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                   LEVEL 2        LEVEL 3
                   TOTAL           LEVEL 1       SIGNIFICANT    SIGNIFICANT
                 VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                12/31/2021         PRICES          INPUTS         INPUTS
              --------------------------------------------------------------
Common
  Stocks*     $   137,142,598  $   137,142,598  $          --  $          --
Money Market
  Funds             1,488,702        1,488,702             --             --
Repurchase
  Agreements          643,852               --        643,852             --
              --------------------------------------------------------------
Total
  Investments $   139,275,152  $   138,631,300  $     643,852  $          --
              ==============================================================

* See Portfolio of Investments for industry breakout.

Page 30                 See Notes to Financial Statements


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     2,011,782
Non-cash Collateral(2)                              (2,011,782)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       643,852
Non-cash Collateral(4)                                (643,852)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 31


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 20.2%
   6,518,662 NIO, Inc., ADR (a)                $   206,511,212
     426,670 Niu Technologies, ADR (a) (b)           6,873,654
     222,822 Tesla, Inc. (a)                       235,473,833
   1,321,213 Workhorse Group, Inc. (a) (b)           5,760,488
   2,318,872 XPeng, Inc., ADR (a)                  116,708,828
                                               ---------------
                                                   571,328,015
                                               ---------------
             CHEMICALS -- 9.8%
     921,617 Albemarle Corp.                       215,446,406
   1,368,550 Livent Corp. (a)                       33,365,249
     550,117 Sociedad Quimica y Minera de
                Chile S.A., ADR                     27,742,400
                                               ---------------
                                                   276,554,055
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 1.0%
     284,252 Ameresco, Inc., Class A (a)            23,149,483
     406,350 Infrastructure and Energy
                Alternatives, Inc. (a) (b)           3,738,420
     404,127 ReneSola Ltd., ADR (a) (b)              2,408,597
                                               ---------------
                                                    29,296,500
                                               ---------------
             ELECTRICAL EQUIPMENT -- 17.7%
     296,335 Acuity Brands, Inc.                    62,740,046
     434,131 Advent Technologies Holdings,
                Inc. (a) (b)                         3,043,258
     240,521 American Superconductor
                Corp. (a)                            2,616,868
   1,143,695 Array Technologies, Inc. (a)           17,944,575
   2,520,854 Ballard Power Systems,
                Inc. (a) (b)                        31,661,926
     357,440 Blink Charging Co. (a) (b)              9,475,734
   1,251,286 Bloom Energy Corp., Class A (a)        27,440,702
     751,341 CBAK Energy Technology,
                Inc. (a) (b)                         1,172,092
   2,751,960 ChargePoint Holdings,
                Inc. (a) (b)                        52,424,838
     354,822 EnerSys                                28,052,227
     719,832 FTC Solar, Inc. (a)                     5,441,930
   3,105,243 FuelCell Energy, Inc. (a) (b)          16,147,264
     228,024 LSI Industries, Inc.                    1,564,245
   3,200,446 Plug Power, Inc. (a)                   90,348,591
   1,136,164 Romeo Power, Inc. (a) (b)               4,146,999
     882,410 Shoals Technologies Group, Inc.,
                Class A (a)                         21,442,563
   1,223,829 Stem, Inc. (a)                         23,216,036
   1,753,347 Sunrun, Inc. (a)                       60,139,802
     246,350 Sunworks, Inc. (a) (b)                    756,295
     313,989 TPI Composites, Inc. (a)                4,697,275
     271,135 Vicor Corp. (a)                        34,428,722
                                               ---------------
                                                   498,901,988
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
     319,064 Advanced Energy Industries, Inc.       29,053,968
     383,469 Itron, Inc. (a)                        26,275,296
                                               ---------------
                                                    55,329,264
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 9.7%
     944,227 Atlantica Sustainable
                Infrastructure PLC             $    33,765,558
     408,228 Azure Power Global Ltd. (a) (b)         7,409,338
   2,329,351 Brookfield Renewable Partners,
                L.P. (c)                            83,367,472
     692,655 Clearway Energy, Inc., Class C         24,956,360
     710,408 NextEra Energy Partners,
                L.P. (c) (d)                        59,958,435
     474,333 Ormat Technologies, Inc. (b)           37,614,607
     950,912 Sunnova Energy International,
                Inc. (a)                            26,549,463
                                               ---------------
                                                   273,621,233
                                               ---------------
             MACHINERY -- 0.6%
     188,153 GreenPower Motor Co.,
                Inc. (a) (b)                         1,783,691
   1,604,810 Lion Electric (The) Co. (a) (b)        15,951,811
                                               ---------------
                                                    17,735,502
                                               ---------------
             METALS & MINING -- 2.4%
   1,505,530 MP Materials Corp. (a) (b)             68,381,173
                                               ---------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.4%
     717,369 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.        38,106,641
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.6%
     425,804 Renewable Energy Group, Inc. (a)       18,071,122
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 34.6%
   1,606,787 Allegro MicroSystems, Inc. (a)         58,133,554
     539,008 Canadian Solar, Inc. (a)               16,865,560
     495,615 Daqo New Energy Corp., ADR (a)         19,983,197
   1,020,295 Enphase Energy, Inc. (a)              186,652,767
     900,590 First Solar, Inc. (a)                  78,495,425
     337,494 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                         15,511,224
     374,649 Maxeon Solar Technologies
                Ltd. (a) (b)                         5,207,621
     282,688 O2Micro International Ltd.,
                ADR (a)                              1,280,577
   3,394,386 ON Semiconductor Corp. (a)            230,546,697
     511,013 Power Integrations, Inc.               47,467,998
     389,123 SolarEdge Technologies,Inc. (a)       109,176,240
   1,465,229 SunPower Corp. (a) (b)                 30,579,329
     399,165 Universal Display Corp.                65,874,200
     984,360 Wolfspeed, Inc. (a)                   110,021,917
                                               ---------------
                                                   975,796,306
                                               ---------------
             TOTAL COMMON STOCKS
                -- 100.0%                        2,823,121,799
             (Cost $2,623,974,610)             ---------------

Page 32                 See Notes to Financial Statements


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             MONEY MARKET FUNDS -- 2.4%
  68,705,243 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (e) (f)                  $    68,705,243
             (Cost $68,705,243)                ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 1.1%
$ 30,506,314 BNP Paribas S.A, 0.03% (e),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $30,506,390. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $31,103,044. (f)                 30,506,314
             (Cost $30,506,314)                ---------------

             TOTAL INVESTMENTS -- 103.5%         2,922,333,356
             (Cost $2,723,186,167) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (3.5)%              (98,671,884)
                                               ---------------
             NET ASSETS -- 100.0%               $2,823,661,472
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $95,587,796 and the total value of the collateral held by the Fund is $99,211,557.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   This security is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of December 31, 2021.

(f)   This security serves as collateral for securities on loan.

(g)   Aggregate cost for federal income tax purposes is $2,802,336,970. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $531,885,558 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $411,889,172. The net unrealized appreciation was $119,996,386.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                   LEVEL 2        LEVEL 3
                   TOTAL           LEVEL 1       SIGNIFICANT    SIGNIFICANT
                 VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                12/31/2021         PRICES          INPUTS         INPUTS
              --------------------------------------------------------------
Common
  Stocks*     $ 2,823,121,799  $ 2,823,121,799  $          --  $          --
Money Market
  Funds            68,705,243       68,705,243             --             --
Repurchase
  Agreements       30,506,314               --     30,506,314             --
              --------------------------------------------------------------
Total
  Investments $ 2,922,333,356  $ 2,891,827,042  $  30,506,314  $          --
              ==============================================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 33


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    95,587,796
Non-cash Collateral(2)                             (95,587,796)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $    30,506,314
Non-cash Collateral(4)                             (30,506,314)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 34                 See Notes to Financial Statements


FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             DIVERSIFIED REITS -- 3.9%
      13,117 Alexander & Baldwin, Inc.         $       329,106
       1,881 Alpine Income Property Trust,
                Inc.                                    37,695
       9,519 American Assets Trust, Inc.               357,248
      11,127 Armada Hoffler Properties, Inc.           169,353
      29,169 Broadstone Net Lease, Inc.                723,975
       1,076 CTO Realty Growth, Inc.                    66,088
      92,883 DigitalBridge Group, Inc. (a)             773,715
      25,579 Empire State Realty Trust, Inc.,
                Class A                                227,653
      21,993 Essential Properties Realty
                Trust, Inc.                            634,058
       6,738 Gladstone Commercial Corp.                173,638
      18,739 Global Net Lease, Inc.                    286,332
       2,912 One Liberty Properties, Inc.              102,735
       3,637 PS Business Parks, Inc.                   669,826
      44,389 STORE Capital Corp.                     1,526,982
      15,312 Washington Real Estate
                Investment Trust                       395,815
      33,693 WP Carey, Inc.                          2,764,511
                                               ---------------
                                                     9,238,730
                                               ---------------
             HEALTH CARE REITS -- 9.8%
      17,551 CareTrust REIT, Inc.                      400,689
       4,246 Community Healthcare Trust, Inc.          200,708
      43,229 Diversified Healthcare Trust              133,578
      10,916 Global Medical REIT, Inc.                 193,759
      26,687 Healthcare Realty Trust, Inc.             844,377
      39,943 Healthcare Trust of America,
                Inc., Class A                        1,333,697
      97,506 Healthpeak Properties, Inc.             3,518,992
       7,121 LTC Properties, Inc.                      243,111
     107,861 Medical Properties Trust, Inc.          2,548,755
       8,292 National Health Investors, Inc.           476,541
      43,226 Omega Healthcare Investors, Inc.        1,279,057
      39,848 Physicians Realty Trust                   750,338
      41,362 Sabra Health Care REIT, Inc.              560,042
       2,319 Universal Health Realty Income
                Trust                                  137,911
      72,203 Ventas, Inc.                            3,691,017
      78,734 Welltower, Inc.                         6,753,015
                                               ---------------
                                                    23,065,587
                                               ---------------
             HOTEL & RESORT REITS -- 3.2%
      38,414 Apple Hospitality REIT, Inc.              620,386
       5,891 Ashford Hospitality Trust,
                Inc. (a)                                56,554
      10,269 Braemar Hotels & Resorts,
                Inc. (a)                                52,372
       8,822 Chatham Lodging Trust (a)                 121,038
       7,191 CorePoint Lodging, Inc. (a)               112,899
      38,099 DiamondRock Hospitality Co. (a)           366,131
       5,973 Hersha Hospitality Trust (a)               54,772
     129,158 Host Hotels & Resorts, Inc. (a)         2,246,058
      42,775 Park Hotels & Resorts, Inc. (a)           807,592
      23,766 Pebblebrook Hotel Trust                   531,645
      30,133 RLJ Lodging Trust                         419,753
       9,963 Ryman Hospitality Properties,
                Inc. (a)                               916,197
      29,863 Service Properties Trust                  262,496

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      19,256 Summit Hotel Properties, Inc. (a) $       187,939
      39,676 Sunstone Hotel Investors,
                Inc. (a)                               465,399
      20,656 Xenia Hotels & Resorts, Inc. (a)          374,080
                                               ---------------
                                                     7,595,311
                                               ---------------
             INDUSTRIAL REITS -- 16.8%
      48,255 Americold Realty Trust                  1,582,281
      68,889 Duke Realty Corp.                       4,521,874
       7,361 EastGroup Properties, Inc.              1,677,204
      23,570 First Industrial Realty Trust,
                Inc.                                 1,560,334
       1,162 Indus Realty Trust, Inc.                   94,192
      11,833 Industrial Logistics Properties
                Trust                                  296,417
       4,329 Innovative Industrial Properties,
                Inc.                                 1,138,137
      51,158 LXP Industrial Trust                      799,088
      17,790 Monmouth Real Estate
                Investment Corp.                       373,768
       6,258 Plymouth Industrial REIT, Inc.            200,256
     133,730 Prologis, Inc.                         22,514,783
      27,402 Rexford Industrial Realty, Inc.         2,222,576
      31,656 STAG Industrial, Inc.                   1,518,222
      13,531 Terreno Realty Corp.                    1,154,059
                                               ---------------
                                                    39,653,191
                                               ---------------
             OFFICE REITS -- 8.4%
      25,508 Alexandria Real Estate Equities,
                Inc.                                 5,687,264
      25,710 Boston Properties, Inc.                 2,961,278
      30,951 Brandywine Realty Trust                   415,362
       2,748 CIM Commercial Trust Corp.                 20,198
       7,876 City Office REIT, Inc.                    155,315
      20,317 Corporate Office Properties Trust         568,266
      26,892 Cousins Properties, Inc.                1,083,210
      31,743 Douglas Emmett, Inc.                    1,063,390
      15,578 Easterly Government Properties,
                Inc.                                   357,048
      21,871 Equity Commonwealth (a)                   566,459
      17,199 Franklin Street Properties Corp.          102,334
      18,880 Highwoods Properties, Inc.                841,859
      27,579 Hudson Pacific Properties, Inc.           681,477
      20,647 JBG SMITH Properties                      592,775
      18,961 Kilroy Realty Corp.                     1,260,148
       8,757 Office Properties Income Trust            217,524
       9,801 Orion Office REIT, Inc. (a)               182,985
      29,705 Paramount Group, Inc.                     247,740
      22,455 Piedmont Office Realty Trust,
                Inc., Class A                          412,723
       2,279 Postal Realty Trust, Inc.,
                Class A                                 45,124
      12,068 SL Green Realty Corp.                     865,276
      14,477 Veris Residential, Inc. (a)               266,087
      28,758 Vornado Realty Trust                    1,203,810
                                               ---------------
                                                    19,797,652
                                               ---------------
             RESIDENTIAL REITS -- 19.7%
      25,174 American Campus Communities,
                Inc.                                 1,442,218
      51,316 American Homes 4 Rent, Class A          2,237,891
      28,397 Apartment Income REIT Corp.             1,552,464

                        See Notes to Financial Statements                Page 35


FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS (CONTINUED)
      27,538 Apartment Investment and
                Management Co., Class A (a)    $       212,593
      25,275 AvalonBay Communities, Inc.             6,384,212
       4,753 Bluerock Residential Growth
                REIT, Inc.                             125,432
       2,076 BRT Apartments Corp.                       49,803
      18,483 Camden Property Trust                   3,302,542
       2,584 Centerspace                               286,566
       2,442 Clipper Realty, Inc.                       24,273
      30,922 Equity LifeStyle Properties, Inc.       2,710,623
      61,731 Equity Residential                      5,586,656
      11,772 Essex Property Trust, Inc.              4,146,452
      18,910 Independence Realty Trust, Inc.           488,445
     107,943 Invitation Homes, Inc.                  4,894,136
      20,829 Mid-America Apartment
                Communities, Inc.                    4,779,006
       4,109 NexPoint Residential Trust, Inc.          344,457
       9,577 Preferred Apartment Communities,
                Inc.                                   172,961
      20,979 Sun Communities, Inc.                   4,404,961
      52,573 UDR, Inc.                               3,153,854
       8,246 UMH Properties, Inc.                      225,363
                                               ---------------
                                                    46,524,908
                                               ---------------
             RETAIL REITS -- 14.1%
      15,998 Acadia Realty Trust                       349,236
      12,622 Agree Realty Corp.                        900,706
         390 Alexander's, Inc.                         101,517
      22,340 American Finance Trust, Inc.              203,964
      53,717 Brixmor Property Group, Inc.            1,364,949
       2,222 Cedar Realty Trust, Inc.                   55,794
      12,662 Federal Realty Investment Trust         1,726,084
       7,134 Getty Realty Corp.                        228,930
     111,501 Kimco Realty Corp.                      2,748,500
      39,615 Kite Realty Group Trust                   862,815
      38,536 Macerich (The) Co.                        665,902
      31,766 National Retail Properties, Inc.        1,526,992
       7,165 NETSTREIT Corp.                           164,079
      11,315 Pennsylvania Real Estate
                Investment Trust (a)                    11,541
       3,543 Phillips Edison & Co., Inc.               117,061
     102,339 Realty Income Corp.                     7,326,449
      27,871 Regency Centers Corp.                   2,100,080
      21,961 Retail Opportunity Investments
                Corp.                                  430,436
       3,135 Retail Value, Inc.                         20,127
      15,246 RPT Realty                                203,991
       2,356 Saul Centers, Inc.                        124,915
       6,549 Seritage Growth Properties,
                Class A (a)                             86,905
      59,440 Simon Property Group, Inc.              9,496,729
      32,475 SITE Centers Corp.                        514,079
      22,307 Spirit Realty Capital, Inc.             1,074,974
      18,811 Tanger Factory Outlet Centers,
                Inc.                                   362,676
      19,915 Urban Edge Properties                     378,385

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             RETAIL REITS (CONTINUED)
       5,444 Urstadt Biddle Properties, Inc.,
                Class A                        $       115,957
       8,353 Whitestone REIT                            84,616
                                               ---------------
                                                    33,348,389
                                               ---------------
             SPECIALIZED REITS -- 23.7%
      39,210 CubeSmart                               2,231,441
      22,954 CyrusOne, Inc.                          2,059,433
      51,332 Digital Realty Trust, Inc.              9,079,091
      13,529 EPR Properties                            642,492
      16,285 Equinix, Inc.                          13,774,504
      24,219 Extra Space Storage, Inc.               5,491,174
       5,133 Farmland Partners, Inc.                    61,339
      13,989 Four Corners Property Trust, Inc.         411,417
      40,955 Gaming and Leisure Properties,
                Inc.                                 1,992,870
      22,165 GEO Group (The), Inc.                     171,779
       5,632 Gladstone Land Corp.                      190,136
      52,373 Iron Mountain, Inc.                     2,740,679
      14,834 Life Storage, Inc.                      2,272,272
      14,821 National Storage Affiliates Trust       1,025,613
      27,593 Public Storage                         10,335,234
       2,560 Safehold, Inc.                            204,416
     113,768 VICI Properties, Inc.                   3,425,555
                                               ---------------
                                                    56,109,445
                                               ---------------

             TOTAL INVESTMENTS -- 99.6%            235,333,213
             (Cost $211,814,331) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                    975,898
                                               ---------------
             NET ASSETS -- 100.0%              $   236,309,111
                                               ===============

(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $212,990,282. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $33,884,150 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $11,541,219. The net unrealized appreciation was $22,342,931.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                       LEVEL 2        LEVEL 3
                       LEVEL 1       SIGNIFICANT    SIGNIFICANT
                       QUOTED        OBSERVABLE    UNOBSERVABLE
                       PRICES          INPUTS         INPUTS
                   ---------------------------------------------
Common Stocks*     $   235,333,213  $          --  $          --
                   =============================================

* See Portfolio of Investments for subindustry breakout.

Page 36                 See Notes to Financial Statements


FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BEVERAGES -- 1.9%
   1,714,419 Primo Water Corp.                 $    30,225,207
                                               ---------------
             BUILDING PRODUCTS -- 11.4%
     732,729 A.O. Smith Corp.                       62,904,785
     466,791 Advanced Drainage Systems, Inc.        63,544,259
   1,560,653 Zurn Water Solutions Corp.             56,807,769
                                               ---------------
                                                   183,256,813
                                               ---------------
             CHEMICALS -- 3.9%
     270,217 Ecolab, Inc.                           63,390,206
                                               ---------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 5.6%
     380,602 Montrose Environmental Group,
                Inc. (a)                            26,836,247
     370,442 Tetra Tech, Inc.                       62,901,052
                                               ---------------
                                                    89,737,299
                                               ---------------
             CONSTRUCTION & ENGINEERING
                -- 6.8%
     812,756 AECOM (a)                              62,866,677
     183,524 Valmont Industries, Inc.               45,972,762
                                               ---------------
                                                   108,839,439
                                               ---------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 3.4%
     284,324 Badger Meter, Inc.                     30,297,565
     362,434 Itron, Inc. (a)                        24,833,978
                                               ---------------
                                                    55,131,543
                                               ---------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.7%
      90,384 IDEXX Laboratories, Inc. (a)           59,514,249
                                               ---------------
             INDUSTRIAL CONGLOMERATES
                -- 3.9%
     126,007 Roper Technologies, Inc.               61,977,803
                                               ---------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 7.3%
     347,047 Agilent Technologies, Inc.             55,406,053
     187,858 Danaher Corp.                          61,807,161
                                               ---------------
                                                   117,213,214
                                               ---------------
             MACHINERY -- 28.8%
     931,478 Energy Recovery, Inc. (a)              20,017,462
     782,326 Evoqua Water Technologies
                Corp. (a)                           36,573,740
   1,174,997 Flowserve Corp.                        35,954,908
     358,298 Franklin Electric Co., Inc.            33,880,659
     542,632 Gorman-Rupp (The) Co.                  24,174,256
     271,858 IDEX Corp.                             64,245,482
     115,510 Lindsay Corp.                          17,557,520
     682,538 Mueller Industries, Inc.               40,515,456
   1,832,015 Mueller Water Products, Inc.,
                Class A                             26,381,016
     789,220 Pentair PLC                            57,636,737
     266,200 Watts Water Technologies, Inc.,
                Class A                             51,688,054
     446,748 Xylem, Inc.                            53,574,020
                                               ---------------
                                                   462,199,310
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             MULTI-UTILITIES -- 3.1%
   3,431,047 Algonquin Power & Utilities
                Corp.                          $    49,578,629
                                               ---------------
             PROFESSIONAL SERVICES -- 3.3%
     945,398 Stantec, Inc.                          53,178,637
                                               ---------------
             WATER UTILITIES -- 16.9%
     330,203 American States Water Co.              34,156,198
     334,137 American Water Works Co., Inc.         63,105,114
     479,119 California Water Service Group         34,429,491
   2,750,008 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            20,185,059
   1,227,002 Essential Utilities, Inc.              65,877,737
     173,933 Middlesex Water Co.                    20,924,140
     439,178 SJW Group                              32,147,830
                                               ---------------
                                                   270,825,569
                                               ---------------
             TOTAL COMMON STOCKS
                -- 100.0%                        1,605,067,918
             (Cost $1,221,532,310)             ---------------

             MONEY MARKET FUNDS -- 0.0%
     537,861 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (b)                      537,861
             (Cost $537,861)                   ---------------

             TOTAL INVESTMENTS -- 100.0%         1,605,605,779
             (Cost $1,222,070,171) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    185,151
                                               ---------------
             NET ASSETS -- 100.0%              $ 1,605,790,930
                                               ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $1,232,686,598. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $396,664,027 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $23,744,846. The net unrealized appreciation was $372,919,181.

ADR   - American Depositary Receipt

                        See Notes to Financial Statements                Page 37


FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                       LEVEL 2        LEVEL 3
                       LEVEL 1       SIGNIFICANT    SIGNIFICANT
                       QUOTED        OBSERVABLE    UNOBSERVABLE
                       PRICES          INPUTS         INPUTS
                   ---------------------------------------------
Common Stocks*     $ 1,605,067,918  $          --  $          --
Money Market
   Funds                   537,861             --             --
                   ---------------------------------------------
Total Investments  $ 1,605,605,779  $          --  $          --
                   =============================================

* See Portfolio of Investments for industry breakout.

Page 38                 See Notes to Financial Statements


FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             OIL, GAS & CONSUMABLE FUELS
                -- 99.8%
     716,520 Antero Resources Corp. (a)        $    12,539,100
     540,550 APA Corp.                              14,535,389
     194,457 Callon Petroleum Co. (a)                9,188,093
   4,531,619 Camber Energy, Inc. (a) (b)             3,851,876
     937,669 Centennial Resource
                Development, Inc., Class A (a)       5,607,261
     196,227 Chesapeake Energy Corp.                12,660,566
      79,127 Civitas Resources, Inc.                 3,874,849
     592,995 CNX Resources Corp. (a)                 8,153,681
     444,356 Comstock Resources, Inc. (a)            3,594,840
     256,301 ConocoPhillips                         18,499,806
     738,489 Coterra Energy, Inc.                   14,031,291
      77,474 Crescent Energy, Inc.,
                Class A (a)                            982,370
     710,197 DCP Midstream, L.P. (c)                19,516,214
     384,616 Devon Energy Corp.                     16,942,335
     147,357 Diamondback Energy, Inc.               15,892,452
      43,970 Earthstone Energy, Inc.,
                Class A (a)                            481,032
     571,212 Enerplus Corp.                          6,043,423
     191,101 EOG Resources, Inc.                    16,975,502
     693,809 EQT Corp. (a)                          15,131,974
      43,099 Gulfport Energy Corp. (a)               3,104,421
     192,966 Hess Corp.                             14,285,273
     517,614 Hess Midstream, L.P.,
                Class A (c) (d)                     14,301,675
     106,806 Laredo Petroleum, Inc. (a)              6,422,245
     402,694 Magnolia Oil & Gas Corp.,
                Class A                              7,598,836
     986,325 Marathon Oil Corp.                     16,195,457
     274,625 Matador Resources Co.                  10,139,155
     338,115 Murphy Oil Corp.                        8,828,183
      37,476 Oasis Petroleum, Inc.                   4,721,601
     591,062 Occidental Petroleum Corp.             17,134,887
     374,900 Ovintiv, Inc.                          12,634,130
     187,123 PDC Energy, Inc.                        9,127,860
      95,761 Pioneer Natural Resources Co.          17,417,011
     620,281 Range Resources Corp. (a)              11,059,610
     169,086 SandRidge Energy, Inc. (a)              1,768,640
      38,132 SilverBow Resources, Inc. (a)             830,134
     356,390 SM Energy Co.                          10,506,377
   2,507,579 Southwestern Energy Co. (a)            11,685,318
     270,426 Talos Energy, Inc. (a)                  2,650,175
   2,205,439 Tellurian, Inc. (a)                     6,792,752
     495,282 Vermilion Energy, Inc. (a)              6,235,600
     653,139 W&T Offshore, Inc. (a)                  2,109,639
     972,405 Western Midstream Partners,
                L.P. (c)                            21,655,459
     104,201 Whiting Petroleum Corp. (a)             6,739,721
                                               ---------------
             TOTAL COMMON STOCKS -- 99.8%          422,446,213
             (Cost $379,433,995)               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.8%
   2,363,081 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (e) (f)                  $     2,363,081
   1,023,795 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (e)                    1,023,795
                                               ---------------
             TOTAL MONEY MARKET FUNDS
                -- 0.8%                              3,386,876
              (Cost $3,386,876)                ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.3%
$  1,049,249 BNP Paribas S.A., 0.03% (e),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $1,049,251. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $1,069,773. (f)                   1,049,249
             (Cost $1,049,249)                 ---------------

             TOTAL INVESTMENTS -- 100.9%           426,882,338
             (Cost $383,870,120) (g)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.9)%               (3,657,084)
                                               ---------------
             NET ASSETS -- 100.0%              $   423,225,254
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $2,944,570 and the total value of the collateral held by the Fund is $3,412,330.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   This security is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of December 31, 2021.

(f)   This security serves as collateral for securities on loan.

(g)   Aggregate cost for federal income tax purposes is $394,482,486. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $50,129,300 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $17,729,448. The net unrealized appreciation was $32,399,852.

                        See Notes to Financial Statements                Page 39


FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                   LEVEL 2        LEVEL 3
                   TOTAL           LEVEL 1       SIGNIFICANT    SIGNIFICANT
                 VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                12/31/2021         PRICES          INPUTS         INPUTS
              --------------------------------------------------------------
Common
  Stocks*     $   422,446,213  $   422,446,213  $          --  $          --
Money Market
  Funds             3,386,876        3,386,876             --             --
Repurchase
  Agreements        1,049,249               --      1,049,249             --
              --------------------------------------------------------------
Total
  Investments $   426,882,338  $   425,833,089  $   1,049,249  $          --
              ==============================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     2,944,570
Non-cash Collateral(2)                              (2,944,570)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     1,049,249
Non-cash Collateral(4)                              (1,049,249)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 40                 See Notes to Financial Statements


FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AIR FREIGHT & LOGISTICS -- 0.7%
      24,560 ZTO Express Cayman, Inc., ADR     $       693,083
                                               ---------------
             AUTOMOBILES -- 10.4%
      21,906 Li Auto, Inc., ADR (a)                    703,183
     115,434 NIO, Inc., ADR (a)                      3,656,949
     147,903 Tata Motors Ltd., ADR (a) (b)           4,746,207
      41,063 XPeng, Inc., ADR (a)                    2,066,701
                                               ---------------
                                                    11,173,040
                                               ---------------
             BANKS -- 15.2%
     120,737 HDFC Bank Ltd., ADR                     7,856,357
     428,205 ICICI Bank Ltd., ADR                    8,474,177
                                               ---------------
                                                    16,330,534
                                               ---------------
             BIOTECHNOLOGY -- 1.8%
       2,234 BeiGene Ltd., ADR (a)                     605,258
      12,841 I-Mab, ADR (a)                            608,535
      11,211 Zai Lab Ltd., ADR (a)                     704,611
                                               ---------------
                                                     1,918,404
                                               ---------------
             CAPITAL MARKETS -- 0.7%
      16,348 Futu Holdings Ltd., ADR (a)               707,868
                                               ---------------
             CONSUMER FINANCE -- 1.4%
      33,348 360 DigiTech, Inc., ADR                   764,670
     121,685 Lufax Holding Ltd., ADR (a)               685,086
                                               ---------------
                                                     1,449,756
                                               ---------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.2%
     351,290 New Oriental Education &
                Technology Group, Inc.,
                ADR (a)                                737,709
     149,875 TAL Education Group, ADR (a)              589,009
                                               ---------------
                                                     1,326,718
                                               ---------------
             ENTERTAINMENT -- 6.7%
      34,214 Bilibili, Inc., ADR (a)                 1,587,529
     124,415 iQIYI, Inc., ADR (a)                      567,332
      41,928 NetEase, Inc., ADR                      4,267,432
     107,976 Tencent Music Entertainment
                Group, ADR (a)                         739,636
                                               ---------------
                                                     7,161,929
                                               ---------------
             HOTELS, RESTAURANTS & LEISURE
                -- 5.2%
      19,644 Huazhu Group Ltd., ADR (a)                733,507
      92,750 MakeMyTrip Ltd. (a)                     2,570,102
      79,544 Melco Resorts & Entertainment
                Ltd., ADR (a)                          809,758
      28,231 Trip.com Group Ltd., ADR (a)              695,047
      15,496 Yum China Holdings, Inc.                  772,321
                                               ---------------
                                                     5,580,735
                                               ---------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 2.8%
      37,687 Azure Power Global Ltd. (a) (b)           684,019
     293,690 ReNew Energy Global PLC,
                Class A (a) (b)                      2,284,908
                                               ---------------
                                                     2,968,927
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             INTERACTIVE MEDIA & SERVICES
                -- 6.7%
      22,720 Autohome, Inc., ADR               $       669,786
      30,145 Baidu, Inc., ADR (a)                    4,485,274
      24,276 Kanzhun Ltd., ADR (a)                     846,747
      19,501 Weibo Corp., ADR (a)                      604,141
     106,204 Zhihu, Inc., ADR (a)                      588,370
                                               ---------------
                                                     7,194,318
                                               ---------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 20.6%
      61,983 Alibaba Group Holding Ltd.,
                ADR (a)                              7,362,961
      42,963 Dada Nexus Ltd., ADR (a)                  565,393
      93,980 JD.com, Inc., ADR (a)                   6,585,179
     118,867 Pinduoduo, Inc., ADR (a)                6,929,946
      79,463 Vipshop Holdings Ltd., ADR (a)            667,489
                                               ---------------
                                                    22,110,968
                                               ---------------
             IT SERVICES -- 18.8%
      13,854 GDS Holdings Ltd., ADR (a)                653,355
     350,073 Infosys Ltd., ADR                       8,860,348
      44,928 Kingsoft Cloud Holdings Ltd.,
                ADR (a) (b)                            707,616
     528,916 Wipro Ltd., ADR                         5,162,220
      53,728 WNS (Holdings) Ltd., ADR (a)            4,739,884
                                               ---------------
                                                    20,123,423
                                               ---------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.7%
      17,872 PetroChina Co., Ltd., ADR                 790,121
                                               ---------------
             PHARMACEUTICALS -- 2.2%
      36,170 Dr. Reddy's Laboratories Ltd.,
                ADR                                  2,365,880
                                               ---------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.7%
      38,798 KE Holdings, Inc., ADR (a)                780,616
                                               ---------------
             ROAD & RAIL -- 1.9%
     295,999 DiDi Global, Inc., ADR (a) (b)          1,474,075
      62,058 Full Truck Alliance Co. Ltd.,
                ADR (a)                                519,426
                                               ---------------
                                                     1,993,501
                                               ---------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.1%
      13,539 Daqo New Energy Corp., ADR (a)            545,892
      14,850 JinkoSolar Holding Co., Ltd.,
                ADR (a)                                682,506
                                               ---------------
                                                     1,228,398
                                               ---------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.4%
      88,322 Canaan, Inc., ADR (a) (b)                 454,858
                                               ---------------
             TOBACCO -- 0.7%
     188,893 RLX Technology, Inc.,
                ADR (a) (b)                            736,683
                                               ---------------
             TOTAL COMMON STOCKS -- 99.9%          107,089,760
             (Cost $120,220,556)               ---------------

                        See Notes to Financial Statements                Page 41


FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 5.6%
$    205,766 Bank of America Corp., 0.05% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $205,766. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                0.88%, due 07/15/27 to
                11/15/45. The value of the
                collateral including accrued
                interest is $209,881. (d)              205,766
   2,923,695 Citigroup, Inc., 0.05% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $2,923,699. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                2.38%, due 01/04/22 to
                11/15/51. The value of the
                collateral including accrued
                interest is $2,982,169.(d)           2,923,695
   2,904,988 JPMorgan Chase & Co., 0.05% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $2,904,992. Collateralized by
                U.S. Treasury Securities,
                interest rates of 0.00% to
                4.38%, due 01/18/22 to
                05/15/40. The value of the
                collateral including accrued
                interest is $2,963,088.(d)           2,904,988
                                               ---------------
             TOTAL REPURCHASE AGREEMENTS
                -- 5.6%                              6,034,449
             (Cost $6,034,449)                 ---------------

             TOTAL INVESTMENTS -- 105.5%           113,124,209
             (Cost $126,255,005) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (5.5)%               (5,977,525)
                                               ---------------
             NET ASSETS -- 100.0%              $   107,146,684
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $5,918,600 and the total value of the collateral held by the Fund is $6,034,449.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   This security serves as collateral for securities on loan.

(e)   Aggregate cost for federal income tax purposes is $126,854,159. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $19,991,456 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $33,721,406. The net unrealized depreciation was $13,729,950.

ADR   - American Depositary Receipt

------------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                   LEVEL 2        LEVEL 3
                   TOTAL           LEVEL 1       SIGNIFICANT    SIGNIFICANT
                 VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                12/31/2021         PRICES          INPUTS         INPUTS
              --------------------------------------------------------------
Common
  Stocks*     $   107,089,760  $   107,089,760  $          --  $          --
Repurchase
  Agreements        6,034,449               --      6,034,449             --
              --------------------------------------------------------------
Total
  Investments $   113,124,209  $   107,089,760  $   6,034,449  $          --
              ==============================================================

* See Portfolio of Investments for industry breakout.

Page 42                 See Notes to Financial Statements


FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $     5,918,600
Non-cash Collateral(2)                              (5,918,600)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $     6,034,449
Non-cash Collateral(4)                              (6,034,449)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

                        See Notes to Financial Statements                Page 43


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 90.5%
      11,508 1st Source Corp.                  $       570,797
      14,431 Amalgamated Financial Corp.               242,008
      13,484 Amerant Bancorp, Inc.                     465,872
       5,002 American National Bankshares,
                Inc.                                   188,475
      32,315 Ameris Bancorp                          1,605,409
       7,436 Arrow Financial Corp.                     261,970
      35,108 Atlantic Union Bankshares Corp.         1,309,177
      15,116 BancFirst Corp.                         1,066,585
      26,442 Bancorp (The), Inc. (a)                   669,247
       3,540 Bank First Corp. (b)                      255,730
       7,431 Bank of Marin Bancorp                     276,656
      59,730 Bank OZK                                2,779,237
      15,895 Banner Corp.                              964,350
      31,833 BOK Financial Corp.                     3,358,063
      36,030 Brookline Bancorp, Inc.                   583,326
       9,466 Business First Bancshares, Inc.           267,982
       3,232 Cambridge Bancorp                         302,483
       6,891 Camden National Corp.                     331,871
       6,436 Capital Bancorp, Inc.                     168,623
       7,833 Capital City Bank Group, Inc.             206,791
      10,287 Capstar Financial Holdings, Inc.          216,336
      12,280 Carter Bankshares, Inc. (a)               188,989
      35,836 Cathay General Bancorp                  1,540,590
      11,406 CBTX, Inc.                                330,774
       7,309 Citizens & Northern Corp.                 190,911
       7,016 City Holding Co.                          573,839
       6,973 Civista Bancshares, Inc.                  170,141
       7,839 CNB Financial Corp.                       207,733
       5,574 Coastal Financial Corp. (a)               282,156
      36,440 Columbia Banking System, Inc.           1,192,317
      56,606 Commerce Bancshares, Inc.               3,891,096
       8,280 Community Trust Bancorp, Inc.             361,091
      18,378 ConnectOne Bancorp, Inc.                  601,144
      23,629 CrossFirst Bankshares, Inc. (a)           368,849
      62,890 CVB Financial Corp.                     1,346,475
      18,773 Dime Community Bancshares, Inc.           660,059
      14,827 Eagle Bancorp, Inc.                       865,007
       5,581 Enterprise Bancorp, Inc.                  250,699
      17,807 Enterprise Financial Services
                Corp.                                  838,532
       7,820 Equity Bancshares, Inc., Class A          265,333
       3,642 Esquire Financial Holdings,
                Inc. (a)                               115,160
      15,698 Farmers National Banc Corp.               291,198
       7,350 Financial Institutions, Inc.              233,730
      16,518 First Bancorp                             755,203
       5,103 First Bancorp (The), Inc.                 160,234
       9,754 First Bancshares (The), Inc.              376,699
      25,834 First Busey Corp.                         700,618
       7,897 First Community Bankshares, Inc.          263,918
      43,506 First Financial Bancorp                 1,060,676
      66,116 First Financial Bankshares, Inc.        3,361,337
       5,973 First Financial Corp.                     270,517
      20,916 First Foundation, Inc.                    519,972
      59,780 First Hawaiian, Inc.                    1,633,787

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             BANKS (CONTINUED)
       4,573 First Internet Bancorp            $       215,114
      19,359 First Interstate BancSystem,
                Inc., Class A                          787,331
      25,021 First Merchants Corp.                   1,048,130
       8,394 First Mid Bancshares, Inc.                359,179
      10,960 First of Long Island (The) Corp.          236,626
       7,993 Five Star Bancorp                         239,790
      14,236 Flushing Financial Corp.                  345,935
      74,855 Fulton Financial Corp.                  1,272,535
      12,319 German American Bancorp, Inc.             480,195
       6,190 Great Southern Bancorp, Inc.              366,757
      40,293 Hancock Whitney Corp.                   2,015,456
      14,111 Hanmi Financial Corp.                     334,148
      24,701 HarborOne Bancorp, Inc.                   366,563
      19,607 Heartland Financial USA, Inc.             992,310
      27,969 Heritage Commerce Corp.                   333,950
      16,319 Heritage Financial Corp.                  398,836
       9,490 HomeStreet, Inc.                          493,480
       7,572 HomeTrust Bancshares, Inc.                234,581
      55,780 Hope Bancorp, Inc.                        820,524
      20,196 Horizon Bancorp, Inc.                     421,087
      21,973 Independent Bank Corp.                  1,791,459
       9,874 Independent Bank Corp./MI                 235,692
      19,925 Independent Bank Group, Inc.            1,437,589
      29,406 International Bancshares Corp.          1,246,520
      23,484 Lakeland Bancorp, Inc.                    445,961
      11,740 Lakeland Financial Corp.                  940,844
      20,002 Live Oak Bancshares, Inc.               1,745,975
      15,866 Macatawa Bank Corp.                       139,938
       7,272 Mercantile Bank Corp.                     254,738
      14,176 Meta Financial Group, Inc.                845,740
      11,817 Metrocity Bankshares, Inc.                325,322
       5,306 Mid Penn Bancorp, Inc.                    168,412
      10,217 Midland States Bancorp, Inc.              253,279
       7,282 MidWestOne Financial Group,
                Inc.                                   235,718
       5,587 MVB Financial Corp.                       231,972
      20,117 NBT Bancorp, Inc.                         774,907
       5,547 Nicolet Bankshares, Inc. (a)              475,655
       3,789 Northeast Bank                            135,381
       2,849 Northrim BanCorp, Inc.                    123,818
      27,576 OceanFirst Financial Corp.                612,187
      76,948 Old National Bancorp                    1,394,298
      13,322 Old Second Bancorp, Inc.                  167,724
      10,904 Origin Bancorp, Inc.                      468,000
      43,787 Pacific Premier Bancorp, Inc.           1,752,794
      54,415 PacWest Bancorp                         2,457,926
       6,887 PCB Bancorp                               151,239
       8,648 Peapack-Gladstone Financial
                Corp.                                  306,139
      13,120 Peoples Bancorp, Inc.                     417,347
      35,332 Pinnacle Financial Partners, Inc.       3,374,206
       6,812 Preferred Bank                            489,033
      11,404 Primis Financial Corp.                    171,516
       7,238 QCR Holdings, Inc.                        405,328
       9,057 RBB Bancorp                               237,293
      25,870 Renasant Corp.                            981,766

Page 44                 See Notes to Financial Statements


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
       8,373 Republic Bancorp, Inc., Class A   $       425,683
      18,261 S&T Bancorp, Inc.                         575,587
      21,170 Sandy Spring Bancorp, Inc.              1,017,854
      27,078 Seacoast Banking Corp. of Florida         958,290
       9,191 Shore Bancshares, Inc.                    191,632
       7,152 Sierra Bancorp                            194,177
      53,288 Simmons First National Corp.,
                Class A                              1,576,259
       7,797 SmartFinancial, Inc.                      213,326
       8,255 South Plains Financial, Inc.              229,572
       3,672 Southern First Bancshares,
                Inc. (a)                               229,463
      14,978 Southside Bancshares, Inc.                626,380
      32,401 SouthState Corp.                        2,595,644
      12,337 Stock Yards Bancorp, Inc.                 788,088
      23,485 Texas Capital Bancshares,
                Inc. (a)                             1,414,971
      33,729 TowneBank                               1,065,499
      13,789 TriCo Bancshares                          592,375
      11,659 Triumph Bancorp, Inc. (a)               1,388,354
      28,981 Trustmark Corp.                           940,723
      22,441 UMB Financial Corp.                     2,381,215
      59,958 United Bankshares, Inc.                 2,175,276
      41,437 United Community Banks, Inc.            1,489,246
      13,666 Univest Financial Corp.                   408,887
     188,851 Valley National Bancorp                 2,596,701
      22,877 Veritex Holdings, Inc.                    910,047
       8,041 Washington Trust Bancorp, Inc.            453,271
      29,343 WesBanco, Inc.                          1,026,712
       7,682 West BanCorp, Inc.                        238,680
      12,468 Westamerica BanCorp                       719,778
      26,455 Wintrust Financial Corp.                2,402,643
                                               ---------------
                                                   106,744,348
                                               ---------------
             IT SERVICES -- 0.2%
       6,502 Cass Information Systems, Inc.            255,659
                                               ---------------
             THRIFTS & MORTGAGE FINANCE
                -- 9.2%
      13,025 Bridgewater Bancshares, Inc. (a)          230,412
      64,433 Capitol Federal Financial, Inc.           730,026
      49,321 Columbia Financial, Inc. (a)            1,028,836
       3,799 FS Bancorp, Inc.                          127,760
         994 Hingham Institution for Savings           417,361
       3,955 Home Bancorp, Inc.                        164,172
      34,828 Kearny Financial Corp.                    461,471
      13,358 Merchants Bancorp                         632,234
      23,026 Northfield Bancorp, Inc.                  372,100
      58,733 Northwest Bancshares, Inc.                831,659
      17,160 Premier Financial Corp.                   530,416
       8,319 Provident Bancorp, Inc.                   154,733
       4,125 Southern Missouri Bancorp, Inc.           215,201
     130,293 TFS Financial Corp.                     2,328,336
       8,919 TrustCo Bank Corp.                        297,092
      30,268 Washington Federal, Inc.                1,010,346
      11,567 Waterstone Financial, Inc.                252,855
      22,074 WSFS Financial Corp.                    1,106,349
                                               ---------------
                                                    10,891,359
                                               ---------------

SHARES       DESCRIPTION                            VALUE
--------------------------------------------------------------
             TOTAL COMMON STOCKS -- 99.9%      $   117,891,366
             (Cost $112,671,620)               ---------------

             MONEY MARKET FUNDS -- 0.1%
     144,458 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (c) (d)                          144,458
             (Cost $144,458)                   ---------------

 PRINCIPAL
   VALUE     DESCRIPTION                            VALUE
--------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$     64,142 BNP Paribas S.A., 0.03% (c),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $64,142. Collateralized by
                U.S. Treasury Note, interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $65,397. (d)                         64,142
             (Cost $64,142)                    ---------------

             TOTAL INVESTMENTS -- 100.1%           118,099,966
             (Cost $112,880,220) (e)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                 (153,342)
                                               ---------------
             NET ASSETS -- 100.0%              $   117,946,624
                                               ===============

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $202,272 and the total value of the collateral held by the Fund is $208,600.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   This security serves as collateral for securities on loan.

(e)   Aggregate cost for federal income tax purposes is $114,097,680. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $10,326,155 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $6,323,869. The net unrealized appreciation was $4,002,286.

                        See Notes to Financial Statements                Page 45


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

------------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                                   LEVEL 2        LEVEL 3
                   TOTAL           LEVEL 1       SIGNIFICANT    SIGNIFICANT
                 VALUE AT          QUOTED        OBSERVABLE    UNOBSERVABLE
                12/31/2021         PRICES          INPUTS         INPUTS
              --------------------------------------------------------------
Common
  Stocks*     $   117,891,366  $   117,891,366  $          --  $          --
Money Market
  Funds               144,458          144,458             --             --
Repurchase
  Agreements           64,142               --         64,142             --
              --------------------------------------------------------------
Total
  Investments $   118,099,966  $   118,035,824  $      64,142  $          --
              ==============================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       202,272
Non-cash Collateral(2)                                (202,272)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $        64,142
Non-cash Collateral(4)                                 (64,142)
                                               ---------------
Net Amount                                     $            --
                                               ===============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 46                 See Notes to Financial Statements


                      This page intentionally left blank.


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021


                                                                            FIRST TRUST                            FIRST TRUST
                                                                            NASDAQ-100         FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-        EX-TECHNOLOGY
                                                                             WEIGHTED       TECHNOLOGY SECTOR        SECTOR
                                                                            INDEX FUND          INDEX FUND         INDEX FUND
                                                                              (QQEW)              (QTEC)             (QQXT)
                                                                         -----------------  ------------------  -----------------

ASSETS:
Investments, at value..................................................   $ 1,403,752,797    $  4,050,353,736    $   139,275,152
Cash...................................................................           355,213           2,048,234                 --
Receivables:
      Capital shares sold..............................................                --                  --                 --
      Dividends........................................................           660,564             559,380            104,940
      Securities lending income........................................             7,198                  --              1,549
      Investment securities sold.......................................                --                  --                 --
      Reclaims.........................................................                --                  --                 --
Prepaid expenses.......................................................             9,299              25,732              1,004
                                                                          ---------------    ----------------    ---------------
      Total Assets.....................................................     1,404,785,071       4,052,987,082        139,382,645
                                                                          ---------------    ----------------    ---------------
LIABILITIES:
Due to custodian.......................................................                --                  --                 --
Payables:
      Collateral for securities on loan................................        12,204,054                  --          2,093,914
      Investment securities purchased..................................                --                  --                 --
      Investment advisory fees.........................................           468,777           1,373,609             45,792
      Licensing fees...................................................           345,154             996,403             36,961
      Shareholder reporting fees.......................................            44,575             115,907              7,192
      Audit and tax fees...............................................            30,318              30,318             30,318
      Capital shares redeemed..........................................                --                  --                 --
Other liabilities......................................................           277,934             663,783             33,423
                                                                          ---------------    ----------------    ---------------
      Total Liabilities................................................        13,370,812           3,180,020          2,247,600
                                                                          ---------------    ----------------    ---------------
NET ASSETS.............................................................   $ 1,391,414,259    $  4,049,807,062    $   137,135,045
                                                                          ===============    ================    ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................   $ 1,158,205,968    $  3,150,469,480    $   119,850,674
Par value..............................................................           117,500             231,000             15,500
Accumulated distributable earnings (loss)..............................       233,090,791         899,106,582         17,268,871
                                                                          ---------------    ----------------    ---------------
NET ASSETS.............................................................   $ 1,391,414,259    $  4,049,807,062    $   137,135,045
                                                                          ===============    ================    ===============
NET ASSET VALUE, per share.............................................   $        118.42    $         175.32    $         88.47
                                                                          ===============    ================    ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................        11,750,002          23,100,002          1,550,002
                                                                          ===============    ================    ===============
Investments, at cost...................................................   $ 1,114,392,507    $  3,019,067,209    $   108,420,383
                                                                          ===============    ================    ===============
Securities on loan, at value...........................................   $    11,592,002    $             --    $     2,011,782
                                                                          ===============    ================    ===============


Page 48                 See Notes to Financial Statements



  FIRST TRUST                                                                                      FIRST TRUST
   NASDAQ(R)         FIRST TRUST                                                                  NASDAQ(R) ABA
 CLEAN EDGE(R)           S&P             FIRST TRUST        FIRST TRUST        FIRST TRUST          COMMUNITY
  GREEN ENERGY           REIT               WATER           NATURAL GAS          CHINDIA               BANK
   INDEX FUND         INDEX FUND             ETF                ETF                ETF              INDEX FUND
     (QCLN)             (FRI)               (FIW)              (FCG)              (FNI)               (QABA)
----------------  ------------------  -----------------  -----------------  ------------------  ------------------


 $2,922,333,356    $    235,333,213    $ 1,605,605,779    $   426,882,338    $    113,124,209    $    118,099,966
      1,746,564                  --                 --             51,226             162,646              25,296

             --           1,629,674          9,449,758                 --                  --                  --
      1,121,317             740,926          1,095,411            117,057               9,335             161,662
        139,388                  --                 --                312              23,722                  42
      3,409,924           1,291,330                 --                 --                  --                  --
             --                  --            169,819                 --                  --                  --
         20,569               1,506             10,226              3,158                 697                 915
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
  2,928,771,118         238,996,649      1,616,330,993        427,054,091         113,320,609         118,287,881
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

             --             878,912                 --                 --                  --                  --

     99,211,557                  --                 --          3,412,330           6,034,449             208,600
             --           1,622,278          9,446,414                 --                  --                  --
        993,105              55,116            519,302            143,136              37,088              31,668
        742,700              30,399            183,458            119,303              24,504              27,085
        163,048               8,967             50,318             17,033              11,888              10,266
         30,318              35,818             30,318             32,318              32,318              30,318
      3,410,374                  --                 --                 --                  --                  --
        558,544              56,048            310,253            104,717              33,678              33,320
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
    105,109,646           2,687,538         10,540,063          3,828,837           6,173,925             341,257
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
 $2,823,661,472    $    236,309,111    $ 1,605,790,930    $   423,225,254    $    107,146,684    $    117,946,624
 ==============    ================    ===============    ===============    ================    ================

 $2,805,800,777    $    214,547,341    $ 1,239,634,228    $   904,775,424    $    205,589,683    $    125,470,815
        415,500              72,500            169,500            246,484              22,500              20,000
     17,445,195          21,689,270        365,987,202       (481,796,654)        (98,465,499)         (7,544,191)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
 $2,823,661,472    $    236,309,111    $ 1,605,790,930    $   423,225,254    $    107,146,684    $    117,946,624
 ==============    ================    ===============    ===============    ================    ================
 $        67.96    $          32.59    $         94.74    $         17.17    $          47.62    $          58.97
 ==============    ================    ===============    ===============    ================    ================

     41,550,002           7,250,002         16,950,002         24,648,365           2,250,002           2,000,002
 ==============    ================    ===============    ===============    ================    ================
 $2,723,186,167    $    211,814,331    $ 1,222,070,171    $   383,870,120    $    126,255,005    $    112,880,220
 ==============    ================    ===============    ===============    ================    ================
 $   95,587,796    $             --    $            --    $     2,944,570    $      5,918,600    $        202,272
 ==============    ================    ===============    ===============    ================    ================


                        See Notes to Financial Statements               Page 49


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021


                                                                            FIRST TRUST                            FIRST TRUST
                                                                            NASDAQ-100         FIRST TRUST         NASDAQ-100
                                                                               EQUAL           NASDAQ-100-        EX-TECHNOLOGY
                                                                             WEIGHTED       TECHNOLOGY SECTOR        SECTOR
                                                                            INDEX FUND          INDEX FUND         INDEX FUND
                                                                              (QQEW)              (QTEC)             (QQXT)
                                                                         -----------------  ------------------  -----------------

INVESTMENT INCOME:
Dividends..............................................................   $    10,659,979    $     21,046,608    $     1,448,154
Securities lending income (net of fees)................................            38,481                  --              6,900
Foreign withholding tax................................................           (33,353)           (230,304)                --
                                                                          ---------------    ----------------    ---------------
      Total investment income..........................................        10,665,107          20,816,304          1,455,054
                                                                          ---------------    ----------------    ---------------
EXPENSES:
Investment advisory fees...............................................         5,172,645          14,476,626            584,594
Licensing fees.........................................................         1,294,119           3,621,799            146,259
Accounting and administration fees.....................................           618,680           1,436,995             74,383
Shareholder reporting fees.............................................           103,308             240,998             26,571
Custodian fees.........................................................            98,553             271,499             12,085
Transfer agent fees....................................................            57,329             115,479              7,307
Audit and tax fees.....................................................            31,040              30,963             30,974
Legal fees.............................................................            22,779              62,214              2,581
Trustees' fees and expenses............................................             7,056               8,372              6,383
Listing fees...........................................................             6,521               7,067              6,096
Registration and filing fees...........................................            (4,833)                 --               (656)
Expenses previously waived or reimbursed...............................                --                  --                 --
Excise Tax.............................................................                --                  --                 --
Other expenses.........................................................            18,081              47,761              3,849
                                                                          ---------------    ----------------    ---------------
      Total expenses...................................................         7,425,278          20,319,773            900,426
      Less fees waived and expenses reimbursed by the investment
         advisor.......................................................                --                  --            (23,534)
                                                                          ---------------    ----------------    ---------------
      Net expenses.....................................................         7,425,278          20,319,773            876,892
                                                                          ---------------    ----------------    ---------------
NET INVESTMENT INCOME (LOSS)...........................................         3,239,829             496,531            578,162
                                                                          ---------------    ----------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments......................................................        (8,749,701)        (22,614,962)         1,662,168
      In-kind redemptions..............................................       191,453,959         817,151,358         16,205,765
                                                                          ---------------    ----------------    ---------------
Net realized gain (loss)...............................................       182,704,258         794,536,396         17,867,933
                                                                          ---------------    ----------------    ---------------
Net change in unrealized appreciation (depreciation) on investments....        16,405,196          57,064,938        (2,765,567)
                                                                          ---------------    ----------------    ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................       199,109,454         851,601,334         15,102,366
                                                                          ---------------    ----------------    ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................   $   202,349,283    $    852,097,865    $    15,680,528
                                                                          ===============    ================    ===============


Page 50                 See Notes to Financial Statements



  FIRST TRUST                                                                                      FIRST TRUST
   NASDAQ(R)         FIRST TRUST                                                                  NASDAQ(R) ABA
 CLEAN EDGE(R)           S&P             FIRST TRUST        FIRST TRUST        FIRST TRUST          COMMUNITY
  GREEN ENERGY           REIT               WATER           NATURAL GAS          CHINDIA               BANK
   INDEX FUND         INDEX FUND             ETF                ETF                ETF              INDEX FUND
     (QCLN)             (FRI)               (FIW)              (FCG)              (FNI)               (QABA)
----------------  ------------------  -----------------  -----------------  ------------------  ------------------


 $    7,046,120    $      3,634,982    $    11,285,810    $     5,601,176    $        989,641    $      2,998,089
      3,029,991                  --              1,456             11,347             342,290                 927
       (836,623)                 --           (343,673)            (9,144)           (122,248)                 --
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
      9,239,488           3,634,982         10,943,593          5,603,379           1,209,683           2,999,016
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

     11,048,556             428,766          4,392,266          1,108,751             873,345             496,626
      2,765,565             114,341            549,180            277,379             174,972             111,759
      1,177,971              73,632            533,616            140,077             110,875              65,203
        409,324              25,203            112,947             42,231              36,268              29,181
        209,252              18,872             82,888             22,287              17,293              15,924
         94,054               7,146             50,707             13,859              10,917               6,208
         31,105              36,409             30,931             32,920              33,639              30,887
         50,924               1,723             21,229              5,894               3,594               6,259
          8,168               6,369              6,949              6,451               6,434               6,362
          7,252               9,812             12,336             12,336              12,336               6,098
         40,870               3,974             20,188              7,293              (1,375)                102
         78,177                  --                 --                 --                  --                  --
             --                  --                 --             34,748                  --                  --
         19,713               2,698             12,123              3,298               4,451               2,677
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
     15,940,931             728,945          5,825,360          1,707,524           1,282,749             777,286

             --             (14,335)                --             (9,649)                 --             (32,356)
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
     15,940,931             714,610          5,825,360          1,697,875           1,282,749             744,930
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
     (6,701,443)          2,920,372          5,118,233          3,905,504             (73,066)          2,254,086
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

   (168,529,832)             58,665           (796,918)        (1,603,289)         (9,027,271)            683,297
    324,938,674           4,950,353         84,013,345         81,924,626          62,168,416           7,881,128
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
    156,408,842           5,009,018         83,216,427         80,321,337          53,141,145           8,564,425
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
   (450,506,660)         39,250,974        200,157,259         30,765,415         (93,625,547)         18,576,945
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------
   (294,097,818)         44,259,992        283,373,686        111,086,752         (40,484,402)         27,141,370
 --------------    ----------------    ---------------    ---------------    ----------------    ----------------

 $ (300,799,261)   $     47,180,364    $   288,491,919    $   114,992,256    $    (40,557,468)   $     29,395,456
 ==============    ================    ===============    ===============    ================    ================


                        See Notes to Financial Statements                Page 51


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                      FIRST TRUST                          FIRST TRUST
                                                                       NASDAQ-100                          NASDAQ-100-
                                                                     EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                       INDEX FUND                           INDEX FUND
                                                                         (QQEW)                               (QTEC)
                                                            --------------------------------     --------------------------------
                                                              Year Ended       Year Ended          Year Ended       Year Ended
                                                              12/31/2021       12/31/2020          12/31/2021       12/31/2020
                                                            ---------------  ---------------     ---------------  ---------------

OPERATIONS:
Net investment income (loss)..............................  $     3,239,829  $     3,623,684     $       496,531  $    13,868,845
Net realized gain (loss)..................................      182,704,258      143,193,386         794,536,396      488,919,986
Net change in unrealized appreciation (depreciation)......       16,405,196      126,318,441          57,064,938      318,775,768
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations........................................      202,349,283      273,135,511         852,097,865      821,564,599
                                                            ---------------  ---------------     ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................       (3,291,356)      (3,745,681)           (661,890)     (14,694,706)
Return of capital.........................................               --               --                  --               --
                                                            ---------------  ---------------     ---------------  ---------------
Total distributions to shareholders.......................       (3,291,356)      (3,745,681)           (661,890)     (14,694,706)
                                                            ---------------  ---------------     ---------------  ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................      456,270,076      469,620,748       1,499,345,517    1,270,455,298
Cost of shares redeemed...................................     (439,183,900)    (471,178,171)     (1,650,885,696)  (1,639,801,831)
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................       17,086,176       (1,557,423)       (151,540,179)    (369,346,533)
                                                            ---------------  ---------------     ---------------  ---------------
Total increase (decrease) in net assets...................      216,144,103      267,832,407         699,895,796      437,523,360

NET ASSETS:
Beginning of period.......................................    1,175,270,156      907,437,749       3,349,911,266    2,912,387,906
                                                            ---------------  ---------------     ---------------  ---------------
End of period.............................................  $ 1,391,414,259  $ 1,175,270,156     $ 4,049,807,062  $ 3,349,911,266
                                                            ===============  ===============     ===============  ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................       11,650,002       12,300,002          24,250,002       29,100,002
Shares sold...............................................        4,100,000        5,550,000           9,500,000       10,800,000
Shares redeemed...........................................       (4,000,000)      (6,200,000)        (10,650,000)     (15,650,000)
                                                            ---------------  ---------------     ---------------  ---------------
Shares outstanding, end of period.........................       11,750,002       11,650,002          23,100,002       24,250,002
                                                            ===============  ===============     ===============  ===============


Page 52                 See Notes to Financial Statements



         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Year Ended      Year Ended      Year Ended       Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
 12/31/2021      12/31/2020      12/31/2021       12/31/2020       12/31/2021       12/31/2020       12/31/2021       12/31/2020
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$     578,162   $     384,225   $   (6,701,443)  $      211,101   $    2,920,372   $    2,036,020   $    5,118,233   $    3,515,620
   17,867,933      26,614,296      156,408,842       65,171,162        5,009,018      (10,709,851)      83,216,427       29,359,613
   (2,765,567)     12,091,041     (450,506,660)     611,432,069       39,250,974      (14,457,019)     200,157,259       71,918,615
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   15,680,528      39,089,562     (300,799,261)     676,814,332       47,180,364      (23,130,850)     288,491,919      104,793,848
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

     (515,676)       (389,766)        (275,655)      (3,181,371)      (2,732,665)      (2,857,361)      (4,964,311)      (3,656,056)
           --              --               --               --               --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (515,676)       (389,766)        (275,655)      (3,181,371)      (2,732,665)      (2,857,361)      (4,964,311)      (3,656,056)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

    8,843,090      76,102,422    1,748,106,641    1,267,759,656      152,028,630               --      802,243,154      153,090,861
  (33,811,304)    (70,046,805)    (623,172,866)     (86,057,101)     (34,511,600)     (98,309,474)    (168,774,018)    (101,602,162)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

  (24,968,214)      6,055,617    1,124,933,775    1,181,702,555      117,517,030      (98,309,474)     633,469,136       51,488,699
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
   (9,803,362)     44,755,413      823,858,859    1,855,335,516      161,964,729     (124,297,685)     916,996,744      152,626,491

  146,938,407     102,182,994    1,999,802,613      144,467,097       74,344,382      198,642,067      688,794,186      536,167,695
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 137,135,045   $ 146,938,407   $2,823,661,472   $1,999,802,613   $  236,309,111   $   74,344,382   $1,605,790,930   $  688,794,186
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============

    1,850,002       1,750,002       28,500,002        5,800,002        3,200,002        7,600,002        9,550,002        8,950,002
      100,000       1,200,000       22,650,000       25,400,000        5,300,000               --        9,450,000        2,500,000
     (400,000)     (1,100,000)      (9,600,000)      (2,700,000)      (1,250,000)      (4,400,000)      (2,050,000)      (1,900,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,550,002       1,850,002       41,550,002       28,500,002        7,250,002        3,200,002       16,950,002        9,550,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 53


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                      FIRST TRUST                          FIRST TRUST
                                                                      NATURAL GAS                            CHINDIA
                                                                          ETF                                  ETF
                                                                         (FCG)                                (FNI)
                                                            --------------------------------     --------------------------------
                                                              Year Ended       Year Ended          Year Ended       Year Ended
                                                              12/31/2021       12/31/2020          12/31/2021       12/31/2020
                                                            ---------------  ---------------     ---------------  ---------------

OPERATIONS:
Net investment income (loss)..............................  $     3,905,504  $     1,210,304     $       (73,066) $       307,787
Net realized gain (loss)..................................       80,321,337      (35,101,100)         53,141,145       (1,131,009)
Net change in unrealized appreciation (depreciation)......       30,765,415       28,758,767         (93,625,547)      86,193,314
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from operations........................................      114,992,256       (5,132,029)        (40,557,468)      85,370,092
                                                            ---------------  ---------------     ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................       (6,273,849)          (6,156)                 --         (754,006)
Return of capital.........................................               --       (3,810,423)                 --               --
                                                            ---------------  ---------------     ---------------  ---------------
Total distributions to shareholders.......................       (6,273,849)      (3,816,579)                 --         (754,006)
                                                            ---------------  ---------------     ---------------  ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................      389,376,422      127,269,397          59,830,685       96,283,160
Cost of shares redeemed...................................     (178,298,282)    (110,100,974)       (169,075,322)     (35,241,060)
                                                            ---------------  ---------------     ---------------  ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................      211,078,140       17,168,423        (109,244,637)      61,042,100
                                                            ---------------  ---------------     ---------------  ---------------
Total increase (decrease) in net assets...................      319,796,547        8,219,815        (149,802,105)     145,658,186

NET ASSETS:
Beginning of period.......................................      103,428,707       95,208,892         256,948,789      111,290,603
                                                            ---------------  ---------------     ---------------  ---------------
End of period.............................................  $   423,225,254  $   103,428,707     $   107,146,684  $   256,948,789
                                                            ===============  ===============     ===============  ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................       11,748,365        7,898,365           4,350,002        2,800,002
Shares sold...............................................       24,200,000       21,850,000             900,000        2,500,000
Shares redeemed...........................................      (11,300,000)     (18,000,000)         (3,000,000)        (950,000)
                                                            ---------------  ---------------     ---------------  ---------------
Shares outstanding, end of period.........................       24,648,365       11,748,365           2,250,002        4,350,002
                                                            ===============  ===============     ===============  ===============


Page 54                 See Notes to Financial Statements



         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Year Ended      Year Ended
 12/31/2021      12/31/2020
-------------   -------------


$   2,254,086   $   2,220,401
    8,564,425     (21,079,361)
   18,576,945      (7,035,863)
-------------   -------------

   29,395,456     (25,894,823)
-------------   -------------

   (2,215,667)     (2,302,952)
           --              --
-------------   -------------
   (2,215,667)     (2,302,952)
-------------   -------------

   41,856,729      20,210,038
  (36,109,870)    (49,744,762)
-------------   -------------

    5,746,859     (29,534,724)
-------------   -------------
   32,926,648     (57,732,499)

   85,019,976     142,752,475
-------------   -------------
$ 117,946,624   $  85,019,976
=============   =============

    1,900,002       2,750,002
      750,000         500,000
     (650,000)     (1,350,000)
-------------   -------------
    2,000,002       1,900,002
=============   =============


                        See Notes to Financial Statements                Page 55


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                                                        YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------------
                                                  2021           2020           2019           2018              2017
                                              ------------   ------------   ------------   ------------      ------------
Net asset value, beginning of period          $     100.88   $      73.78   $      54.61   $      57.88      $      46.18
                                              ------------   ------------   ------------   ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.28           0.34           0.36           0.32              0.24
Net realized and unrealized gain (loss)              17.54          27.11          19.16          (3.29) (a)        11.74
                                              ------------   ------------   ------------   ------------      ------------
Total from investment operations                     17.82          27.45          19.52          (2.97)            11.98
                                              ------------   ------------   ------------   ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.28)         (0.35)         (0.35)         (0.30)            (0.28)
                                              ------------   ------------   ------------   ------------      ------------
Net asset value, end of period                $     118.42   $     100.88   $      73.78   $      54.61      $      57.88
                                              ============   ============   ============   ============      ============
TOTAL RETURN (b)                                     17.67%         37.35%         35.78%         (5.16)% (a)       26.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,391,414   $  1,175,270   $    907,438   $    461,464      $    529,632
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.57%          0.58%          0.59%          0.60%             0.60%
Ratio of net expenses to average net assets           0.57%          0.58%          0.59%          0.60%             0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.25%          0.41%          0.56%          0.52%             0.45%
Portfolio turnover rate (c)                             23%            28%            29%            27%               26%

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $     138.14   $     100.08   $      67.97   $      71.92   $      52.62
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.02           0.58           0.70           0.65           0.48
Net realized and unrealized gain (loss)              37.19          38.09          32.09          (3.98)         19.39
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     37.21          38.67          32.79          (3.33)         19.87
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.03)         (0.61)         (0.68)         (0.62)         (0.57)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $     175.32   $     138.14   $     100.08   $      67.97   $      71.92
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     26.94%         38.82%         48.36%         (4.70)%        37.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  4,049,807   $  3,349,911   $  2,912,388   $  1,950,669   $  2,200,711
Ratios to average net assets:
Ratio of total expenses to average net assets         0.56%          0.57%          0.57%          0.57%          0.58%
Ratio of net expenses to average net assets           0.56%          0.57%          0.57%          0.57%          0.58%
Ratio of net investment income (loss) to
    average net assets                                0.01%          0.50%          0.82%          0.84%          0.76%
Portfolio turnover rate (c)                             25%            31%            23%            21%            21%


(a)   The Fund received a reimbursement from the Advisor in the amount of
      $22,098 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 56                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      79.43   $      58.39   $      45.66   $      48.53   $      40.44
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.35           0.22           0.20           0.18           0.12
Net realized and unrealized gain (loss)               9.00          21.04          12.73          (2.88)          8.13
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      9.35          21.26          12.93          (2.70)          8.25
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.31)         (0.22)         (0.20)         (0.17)         (0.16)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      88.47   $      79.43   $      58.39   $      45.66   $      48.53
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     11.80%         36.48%         28.35%         (5.58)%        20.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    137,135   $    146,938   $    102,183   $     77,618   $    101,914
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.62%          0.62%          0.64%          0.64%          0.63%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.40%          0.34%          0.38%          0.34%          0.25%
Portfolio turnover rate (b)                             25%            35%            31%            26%            25%

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      70.17   $      24.91   $      17.63   $      20.28   $      15.47
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.13)          0.11           0.13           0.12           0.05
Net realized and unrealized gain (loss)              (2.07)         45.36           7.36          (2.59)          4.85
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     (2.20)         45.47           7.49          (2.47)          4.90
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.01)         (0.21)         (0.21)         (0.11)         (0.09)
Return of capital                                       --             --             --          (0.07)            --
                                              ------------   ------------   ------------   ------------   ------------
Total distributions                                  (0.01)         (0.21)         (0.21)         (0.18)         (0.09)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      67.96   $      70.17   $      24.91   $      17.63   $      20.28
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     (3.14)%       183.52%         42.69%        (12.22)%        31.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  2,823,661   $  1,999,803   $    144,467   $     83,731   $     91,262
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.58%          0.60%          0.63%          0.65%          0.66%
Ratio of net expenses to average net assets           0.58%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                (0.24)%         0.04%          0.58%          0.59%          0.23%
Portfolio turnover rate (b)                             28%            43%            26%            45%            32%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 57


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST S&P REIT INDEX FUND (FRI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      23.23   $      26.14   $      21.63   $      23.28   $      23.07
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.50           0.52           0.56           0.69           0.71
Net realized and unrealized gain (loss)               9.33          (2.72)          4.55          (1.65)          0.16
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      9.83          (2.20)          5.11          (0.96)          0.87
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.47)         (0.71)         (0.60)         (0.69)         (0.66)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      32.59   $      23.23   $      26.14   $      21.63   $      23.28
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     42.52%         (8.10)%        23.67%         (4.19)%         3.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    236,309   $     74,344   $    198,642   $    115,696   $    161,791
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.51%          0.52%          0.51%          0.52%          0.48%
Ratio of net expenses to average net assets           0.50%          0.50%          0.50%          0.50%          0.48%
Ratio of net investment income (loss) to
   average net assets                                 2.04%          2.04%          2.40%          3.05%          2.77%
Portfolio turnover rate (b)                              6%             6%            10%            10%             7%

FIRST TRUST WATER ETF (FIW)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      72.13   $      59.91   $      43.96   $      48.58   $      39.61
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.36           0.38           0.32           0.35           0.54
Net realized and unrealized gain (loss)              22.60          12.24          15.96          (4.65)          8.98
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     22.96          12.62          16.28          (4.30)          9.52
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.35)         (0.40)         (0.33)         (0.32)         (0.55)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      94.74   $      72.13   $      59.91   $      43.96   $      48.58
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     31.89%         21.20%         37.11%         (8.89)%        24.25%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $  1,605,791   $    688,794   $    536,168   $    290,107   $    298,775
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.53%          0.54%          0.55%          0.55%          0.56%
Ratio of net expenses to average net assets           0.53%          0.54%          0.55%          0.55%          0.56%
Ratio of net investment income (loss) to
   average net assets                                 0.47%          0.66%          0.61%          0.72%          1.26%
Portfolio turnover rate (b)                             15%            15%            12%            11%            24%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 58                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NATURAL GAS ETF (FCG)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $       8.80   $      12.05   $      14.69   $      22.75   $      26.15
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.20           0.10           0.10           0.02          (0.02)
Net realized and unrealized gain (loss)               8.47          (3.01)         (2.39)         (7.86)         (3.02)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      8.67          (2.91)         (2.29)         (7.84)         (3.04)
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.30)            --          (0.11)            --          (0.23)
Return of capital                                       --          (0.34)         (0.24)         (0.22)         (0.13)
                                              ------------   ------------   ------------   ------------   ------------
Total distributions                                  (0.30)         (0.34)         (0.35)         (0.22)         (0.36)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      17.17   $       8.80   $      12.05   $      14.69   $      22.75
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     98.69%        (23.22)%       (15.87)%       (34.77)%       (11.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    423,225   $    103,429   $     95,209   $     88,874   $    184,262
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.62%(b)       0.67%          0.65%          0.63%          0.64% (b)
Ratio of net expenses to average net assets           0.61%(b)       0.60%          0.60%          0.60%          0.63% (b)
Ratio of net investment income (loss) to
   average net assets                                 1.41%          1.48%          0.65%          0.07%         (0.11)%
Portfolio turnover rate (c)                             42%           103%            61%            47%            53%

FIRST TRUST CHINDIA ETF (FNI)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      59.07   $      39.75   $      30.93   $      39.57   $      27.39
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (0.12)          0.09           0.14           0.04           0.34
Net realized and unrealized gain (loss)             (11.33)         19.42           8.81          (8.16)         12.61
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                    (11.45)         19.51           8.95          (8.12)         12.95
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                   --          (0.19)         (0.13)         (0.52)         (0.77)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      47.62   $      59.07   $      39.75   $      30.93   $      39.57
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                    (19.38)%        49.25%         28.96%        (20.68)%        47.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    107,147   $    256,949   $    111,291   $    133,007   $    375,915
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.59%          0.60%          0.60%          0.59%          0.60%
Ratio of net expenses to average net assets           0.59%          0.60%          0.60%          0.59%          0.60%
Ratio of net investment income (loss) to
   average net assets                                (0.03)%         0.20%          0.35%          1.06%          0.91%
Portfolio turnover rate (c)                             43%            46%            26%            22%            35%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   For the years ended December 31, 2021 and 2017, ratios reflect excise tax of 0.01% and 0.03%, respectively, which are not included in the expense cap.

(c)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 59


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019           2018           2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      44.75   $      51.91   $      43.16   $      52.34   $      52.81
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.01           1.11           1.04           0.81           0.74
Net realized and unrealized gain (loss)              14.20          (7.13)          8.72          (9.17)         (0.46)
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     15.21          (6.02)          9.76          (8.36)          0.28
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.99)         (1.14)         (1.01)         (0.82)         (0.75)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      58.97   $      44.75   $      51.91   $      43.16   $      52.34
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     34.08%        (11.00)%        22.80%        (16.14)%         0.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    117,947   $     85,020   $    142,752   $    228,762   $    314,032
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%          0.64%          0.60%          0.60%          0.60%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 1.82%          2.75%          1.98%          1.50%          1.37%
Portfolio turnover rate (b)                             23%            14%            15%            11%            14%


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 60                 See Notes to Financial Statements


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-two exchange-traded funds. This report covers the nine funds (each a "Fund" and collectively, the "Funds") listed below:

        First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
           Market LLC ("Nasdaq") ticker "QQEW")
        First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
           "QTEC")
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq ticker
           "QQXT")
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
           ticker "QCLN")
        First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
           "FRI") First Trust Water ETF - (NYSE Arca ticker "FIW")
        First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
        First Trust Chindia ETF - (NYSE Arca ticker "FNI")
        First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
           "QABA")

Each Fund represents a separate series of beneficial interest in the Trust.
Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of the following indices:


FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndia(TM) Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities.
Each Fund's NAV is calculated by dividing the value of all assets of each Fund
(including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with the 1940 Act. Investments valued by the
Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

                                                                         Page 61


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2021, is included with each Fund's Portfolio of Investments.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A
Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers with the exception of FNI.
The Bank of New York Mellon ("BNYM") acts as FNI's securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, QQEW, QQXT, QCLN, FCG, FNI, and QABA
had securities in the securities lending program. During the fiscal year ended
December 31, 2021, QQEW, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH or BNYM will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH

                                                                         Page 63

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

and BNYM to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH or BNYM will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH or BNYM.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH or BNYM on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a
Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2021 were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021 was as follows:


                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    3,291,356        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                           661,890                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        515,676                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                   275,655                  --                   --
First Trust S&P REIT Index Fund                                             2,732,665                  --                   --
First Trust Water ETF                                                       4,964,311                  --                   --
First Trust Natural Gas ETF                                                 6,273,849                  --                   --
First Trust Chindia ETF                                                            --                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         2,215,667                  --                   --



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020 was as follows:



                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    3,745,681        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        14,694,706                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        389,766                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 3,181,371                  --                   --
First Trust S&P REIT Index Fund                                             2,857,361                  --                   --
First Trust Water ETF                                                       3,656,056                  --                   --
First Trust Natural Gas ETF                                                     6,156                  --            3,810,423
First Trust Chindia ETF                                                       754,006                  --                   --
First Trust NASDAQ(R) ABA Community Bank Index Fund                         2,302,952                  --                   --


As of December 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:



                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $           --        $(41,657,511)       $ 274,748,302
First Trust NASDAQ-100-Technology Sector Index Fund                                --         (87,032,982)         986,139,564
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                         72,211         (12,461,720)          29,658,380
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --        (102,551,191)         119,996,386
First Trust S&P REIT Index Fund                                               264,063            (917,724)          22,342,931
First Trust Water ETF                                                         153,922          (7,085,901)         372,919,181
First Trust Natural Gas ETF                                                        --        (514,196,506)          32,399,852
First Trust Chindia ETF                                                            --         (84,735,549)         (13,729,950)
First Trust NASDAQ(R) ABA Community Bank Index Fund                            38,419         (11,584,896)           4,002,286


G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position, if any, are included in "Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax" on the Statements of Operations. The capital gains tax paid on securities sold, if any, is included in "Net realized gain
(loss) on foreign capital gains tax" on the Statements of Operations.

India's Finance Bill, 2018 ("Finance Bill, 2018") was enacted into law on March
29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax ("STT") was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.

                                                                         Page 65


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The
Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.

Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.

Until March 31, 2020, dividends received by a Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess.
Subsequent to the Indian Finance Act, 2020, "The Taxation and Other Laws
(Relaxation and Amendment of Certain Provisions) Bill, 2020" (the "Bill") was
enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund.
The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund's shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of December 31,
2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


                                                                        Non-Expiring
                                                                        Capital Loss
                                                                       Carryforwards
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $   41,657,511
First Trust NASDAQ-100-Technology Sector Index Fund                        87,032,982
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                     12,461,720
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund               102,551,191
First Trust S&P REIT Index Fund                                               917,724
First Trust Water ETF                                                       7,085,901
First Trust Natural Gas ETF                                               514,196,506
First Trust Chindia ETF                                                    84,735,549
First Trust NASDAQ(R) ABA Community Bank Index Fund                        11,584,896



--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

During the taxable year ended December 31, 2021, the following Funds utilized non-expiring capital loss carryforwards in the following amount:


                                                                        Capital Loss
                                                                        Carryforward
                                                                          Utilized
                                                                     ------------------
First Trust NASDAQ-100-Technology Sector Index Fund                    $      647,941
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                      1,583,963
First Trust S&P REIT Index Fund                                             1,201,443
First Trust Water ETF                                                       5,562,787
First Trust Natural Gas ETF                                                 3,639,247
First Trust NASDAQ(R) ABA Community Bank Index Fund                         1,628,972


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2021, the adjustments for each Fund were as follows:


                                                                                             Accumulated
                                                                        Accumulated          Net Realized
                                                                       Net Investment        Gain (Loss)            Paid-in
                                                                       Income (Loss)        on Investments          Capital
                                                                     ------------------   ------------------   ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $       26,676       $ (189,491,674)      $  189,464,998
First Trust NASDAQ-100-Technology Sector Index Fund                           165,359         (799,302,868)         799,137,509
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                             --          (15,572,565)          15,572,565
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                13,002,282         (315,407,419)         302,405,137
First Trust S&P REIT Index Fund                                                76,356           (4,354,190)           4,277,834
First Trust Water ETF                                                              --          (82,978,172)          82,978,172
First Trust Natural Gas ETF                                                (1,168,042)         (76,606,392)          77,774,434
First Trust Chindia ETF                                                       472,328          (61,847,060)          61,374,732
First Trust NASDAQ(R) ABA Community Bank Index Fund                                --           (7,619,272)           7,619,272


H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the
Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc. and Clean Edge(R)
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R) ABA Community Bank Index Fund             Nasdaq, Inc. and American Bankers Association


                                                                         Page 67


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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each
Fund calculated at the following annual rates:


                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.40%


The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least
April 30, 2023.


                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R) ABA Community Bank Index Fund                  0.60%


Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

The advisory fee waivers and expense reimbursements for the fiscal year ended
December 31, 2021 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:


                                                                                     Fees Waived or Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2019   12/31/2020   12/31/2021     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
First Trust NASDAQ-100 Ex-Technology Sector
   Index Fund                                    $  23,534   $          --   $   34,524   $   24,666   $   23,534   $  82,724
First Trust S&P REIT Index Fund                     14,335              --       22,365       24,447       14,335      61,147
First Trust Natural Gas ETF                          9,649              --       41,266       59,597        9,649     110,512
First Trust NASDAQ(R) ABA Community Bank
   Index Fund                                       32,356              --           --       31,508       32,356      63,864


During the fiscal year ended December 31, 2021, First Trust recovered fees that were previously waived from First Trust NASDAQ(R) Clean Edge(R) Green Energy
Index Fund of $78,177. As of December 31, 2021, the Fund did not have any remaining fees previously waived or expenses reimbursed that were subject to recovery.

The Trust has multiple service agreements with BNYM. Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each
Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   302,968,281   $   301,248,088
First Trust NASDAQ-100-Technology Sector Index Fund                   918,025,074       921,540,704
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 36,000,647        35,878,313
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           780,654,450       784,343,384
First Trust S&P REIT Index Fund                                        10,238,678         8,695,616
First Trust Water ETF                                                 161,241,105       160,668,329
First Trust Natural Gas ETF                                           113,024,563       114,423,787
First Trust Chindia ETF                                                91,165,134        90,890,378
First Trust NASDAQ(R) ABA Community Bank Index Fund                    28,339,248        28,196,776


                                                                         Page 69


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

For the fiscal year ended December 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   455,901,237   $   439,993,765
First Trust NASDAQ-100-Technology Sector Index Fund                 1,498,623,387     1,646,400,140
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                  8,830,530        33,734,294
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund         1,748,134,023       622,923,997
First Trust S&P REIT Index Fund                                       151,483,799        34,375,457
First Trust Water ETF                                                 801,472,105       168,809,041
First Trust Natural Gas ETF                                           388,976,741       177,985,464
First Trust Chindia ETF                                                59,500,833       168,887,389
First Trust NASDAQ(R) ABA Community Bank Index Fund                    41,720,694        36,065,775


                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

                                                                         Page 71


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology
Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First
Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT
Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust
Chindia ETF, and First Trust NASDAQ(R) ABA Community Bank Index Fund (the
"Funds"), each a series of First Trust Exchange-Traded Fund, including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of
December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the
United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2021, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                          Dividends Received Deduction
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          44.96%
First Trust S&P REIT Index Fund                                                       0.00%
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          84.93%
First Trust Chindia ETF                                                               0.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


For the taxable year ended December 31, 2021, the following percentages of income dividend paid by the Funds are hereby designated as qualified dividend income:


                                                                           Qualified Dividend Income
                                                                          ----------------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                                    100.00%
First Trust NASDAQ-100-Technology Sector Index Fund                                 100.00%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                              100.00%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                          58.52%
First Trust S&P REIT Index Fund                                                       0.00%
First Trust Water ETF                                                               100.00%
First Trust Natural Gas ETF                                                          84.93%
First Trust Chindia ETF                                                               0.00%
First Trust NASDAQ(R) ABA Community Bank Index Fund                                 100.00%


A portion of each of the Funds' 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December
31, 2021, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code of 1986, as amended (the "Code"), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate
Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

                                                                         Page 73


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

                                                                         Page 75

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

VARIABLE INTEREST ENTITIES RISK. In order to gain exposure to certain Chinese companies that are included in a Fund's Index but are unavailable to direct investment by foreign investors, certain Funds invest significantly in non-Chinese shell companies that have created structures known as variable interest entities ("VIEs") in order to gain exposure to such Chinese companies.
In China, direct ownership of companies in certain sectors by foreign individuals and entities is prohibited. In order to allow for foreign investment in these businesses, many Chinese companies have created VIE structures to enable indirect foreign ownership. In such an arrangement, a Chinese operating company typically establishes an offshore shell company in another jurisdiction, such as the Cayman Islands. That shell company enters into service and other contracts with the Chinese issuer or operating company to obtain economic exposure to the Chinese company, then issues shares on an exchange outside of mainland China, and U.S. investors hold stock in the non-Chinese shell company rather than directly in the Chinese issuer or operating company. This arrangement allows U.S. investors, such as the Fund, to obtain economic exposure to the Chinese issuer or operating company through contractual means rather than through formal equity ownership. Because neither the shell company nor the Fund owns actual equity interests in the Chinese operating company, they do not have the voting rights or other types of control that an equity holder would expect to benefit from. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. Intervention by the Chinese government with respect to VIEs could significantly affect the Chinese company's performance and the enforceability of the VIE's contractual arrangements that establish the links between the Chinese company and the shell company in which the Fund invests.
This could considerably impact the financial condition of the shell company in which the Fund invests by limiting its ability to consolidate the financial results of the Chinese operating company into its own financial statements, as well as make the value of the shares held by the Fund effectively worthless.
Further, if Chinese officials prohibit the existence of VIEs, the market value of the Fund's associated holdings would likely suffer significant, and possibly permanent effects, which could negatively impact the Fund's net asset value and could result in substantial losses. Further, it is uncertain whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the value of the Fund's shares.

VIEs are also subject to the investment risks associated with the underlying
Chinese issuer or operating company. Chinese companies are not subject to the same degree of regulatory requirements or accounting standards and oversight as companies in more developed countries. As a result, information about the
Chinese securities and VIEs in which the Fund invests may be less reliable and incomplete. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and
VIEs, and shareholders may have limited legal remedies, which could negatively impact the Fund. Additionally, U.S.-listed VIEs may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to invest in such securities and may increase the cost of the Fund if required to seek alternative markets in which to invest in such securities.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the
U.S. Securities and Exchange Commission and is entitled to market shares of certain First Trust Exchange-Traded Fund funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund
Managers Directive (the "Directive"). First Trust is required under the
Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2021, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $5,069,026.
This figure is comprised of $195,059 paid (or to be paid) in fixed compensation and $4,873,967 paid (or to be paid) in variable compensation. There were a total of 24 beneficiaries of the remuneration described above. Those amounts include
$2,603,118 paid (or to be paid) to senior management of First Trust Advisors
L.P. and $2,465,908 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors
L.P. or the Funds (collectively, "Code Staff").


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration
Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i.    to provide a clear link between remuneration and performance of
            First Trust and to avoid rewarding for failure;

      ii.   to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii.  to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First
            Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest.
First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust.
Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                                                                         Page 77


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                DURING PAST 5 YEARS                 TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Officer, Wheaton Orthopedics;        216        None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.         216        Director of ADM Investor
(1957)                                           (Futures Commission Merchant)                              Services, Inc., ADM
                              o Since Inception                                                             Investor Services
                                                                                                            International, Futures
                                                                                                            Industry Association,
                                                                                                            and National Futures
                                                                                                            Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       216        Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                      of Advocate Home Health
                                                                                                            Services, Advocate Home
                              o Since 2021       Continuing Health Division (Integrated                     Care Products and
                                                 Healthcare System)                                         Advocate Hospice;
                                                                                                            Director and Board Chair
                                                                                                            of Aurora At Home
                                                                                                            (since 2018); Director
                                                                                                            of Advocate
                                                                                                            Physician Partners
                                                                                                            Accountable Care
                                                                                                            Organization; Director
                                                                                                            and Board Chair of
                                                                                                            RML Long Term
                                                                                                            Acute Care Hospitals;
                                                                                                            and Director of Senior
                                                                                                            Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          216        Director of Trust
(1956)                                           and Management Consulting)                                 Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        216        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust
Chairman of the Board                            Advisors L.P. and First Trust Portfolios        216        None
(1955)                                           L.P., Chairman of the Board of
                              o Since Inception  Directors, BondWave LLC (Software
                                                 Development Company) and Stonebridge
                                                 Advisors LLC (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                           to January 2016), First Trust Advisors L.P. and First
                                                                           Trust Portfolios L.P.; Chief Financial Officer (January
                                                                           2016 to Present), BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                         Page 79


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION
We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)

Annual Report
December 31, 2021


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview

Portfolio of Investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the
"Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk
Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each
Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

                                                                          Page 1


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended December 31, 2021.

Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in
2021 were clearly the ongoing fight against the coronavirus ("COVID-19")
pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.

The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the
U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the
Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The
U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index ("CPI"). The standard definition for inflation is "too many dollars chasing too few goods."
The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S.
Bureau of Labor Statistics. The last time inflation was this elevated was in
1982.

Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron's magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500(R) Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500(R) Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note ("T-Note"). The
10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the
Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.


--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has more than 30 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial
Analyst ("CFA") designation. He is a graduate of the University of Illinois at
Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment
Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall
Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

Inflation surged in 2021 and it looks as though it is here to stay. Federal
Reserve (the "Fed") Chairman Jerome Powell has changed his expectations on inflation from characterizing it as transitory to it being more persistent in nature. In the hopes of keeping inflation from becoming entrenched, the Fed announced it will expedite the tapering of its monthly bond buying program as of
December 2021. This program has been successful at pushing down intermediate and longer maturity bond yields and keeping them artificially low to help stimulate economic activity. The Fed will reduce its purchases of Treasuries and mortgage-backed securities by $30 billion per month. At that pace, it should be done buying bonds in the open market by the end of March 2022. They also foresee hiking short-term interest rates three times in 2022. The Federal Funds target rate (upper bound) is currently at 0.25%. The trailing 12-month Consumer Price
Index rate stood at 7.0% in December 2021, according to the U.S. Bureau of Labor
Statistics. That is up significantly from 1.4% in December 2020 and well above its 2.3% average rate over the past 30 years.

The global growth forecast from the International Monetary Fund ("IMF") released in October 2021 sees real gross domestic product growth rising by 4.9% worldwide in 2022, down from its 5.9% projection for 2021. The IMF is calling for a 5.2%
growth rate for the U.S. in 2022, down from its 6.0% estimate for 2021. As has been the case for many years, Emerging Market and Developing Economies are expected to grow faster than Advanced Economies. Their 2022 growth rate estimates are 5.1% and 4.5%, respectively.

The exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs")
industry grew significantly in 2021. ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed in the
U.S. stood at an all-time high of $7.21 trillion as of year-end, up 31.81% from the $5.47 trillion at the end of 2020, according to its own release. Net inflows to ETFs/ETPs listed in the U.S. hit a record high of $919.78 billion in 2021, topping the prior record of $490.19 billion in 2020. U.S. ETF/ETP assets represent approximately 72% of total global ETF/ETP assets.

U.S. STOCKS AND BONDS

In 2021, three of the major U.S. stock indices posted substantial double-digit gains. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R)
Index posted total returns of 28.71%, 24.76%, and 26.82%, respectively, according to Bloomberg. All 11 major sectors that comprise the S&P 500(R) Index posted positive double-digit total returns. The top-performing sectors were
Energy, Real Estate, Financials and Information Technology, up 54.64%, 46.14%,
35.04% and 34.53%, respectively, while the worst-performing sector was
Utilities, up 17.67%. As we have noted often, we believe that when the major stock indices are trading at or near their record highs in maturing bull markets, corporate earnings need to continue to grow to drive the market higher.
Bloomberg's consensus year-over-year earnings growth rate estimates for the S&P
500(R) Index for 2022 and 2023 were 8.74% and 9.97%, respectively, as of
December 31, 2021. These projections, while positive, are more typical than
Bloomberg's 2021 growth estimate of 47.26%, which reflects a robust rebound from the coronavirus-induced -12.44% earnings growth rate posted in 2020.

The yield on the benchmark 10-Year Treasury Note closed trading on December 31,
2021, at 1.51%, according to Bloomberg. The 1.51% yield stood 52 basis points
("bps") below its 2.03% average for the 10-year period ended December 31, 2021.
Its yield rose 59 bps in 2021. The more than half-point rise was enough of a headwind to push the returns of taxable investment-grade bonds into negative territory. It was risk-on for investors in 2021. The top performing fixed-income bond category we track was high yield corporates. The Bloomberg U.S. Corporate
High Yield Index posted a total return of 5.28% for the year. Investors were willing to accept more risk to garner a higher return. The good news is that the default rate on speculative-grade (high yield) debt is low by historical standards. Moody's reported that its global speculative-grade default rate stood at 1.7% in December. Moody's puts the historical average default rate at 4.1%
(1983-2021). Its baseline scenario sees the default rate increasing to 2.4% by
December 2022 but staying well below its average.

FOREIGN STOCKS AND BONDS

The U.S. dollar appreciated by 6.37% against a basket of major currencies in
2021, as measured by the U.S. Dollar Index ("DXY"), according to Bloomberg. The
DXY closed 2021 at a reading of 95.67, above its 20-year average of 88.89. The stronger U.S. dollar likely had a negative influence on the returns of unhedged foreign securities held by U.S. investors.

The Bloomberg EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -2.57% (USD), while the Bloomberg Global Aggregate Index of higher quality debt declined 4.71% (USD). With respect to equities, the MSCI
Emerging Markets Index of stocks posted a total return of -2.54% (USD), while the MSCI World ex USA Index rose by 12.62% (USD) on a total return basis, according to Bloomberg.

                                                                          Page 3


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market
Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the
Index. The Index is a modified market capitalization index designed to quantitatively identify and select U.S. exchange-listed securities issued by small, mid and large cap U.S. companies that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The
Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE ANNUAL TOTAL RETURNS             CUMULATIVE TOTAL RETURNS
                                               1 Year     5 Years     10 Years     Inception     5 Years     10 Years     Inception
                                               Ended       Ended       Ended       (12/5/06)      Ended       Ended       (12/5/06)
                                              12/31/21    12/31/21    12/31/21    to 12/31/21    12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                            25.12%      13.86%      12.03%        7.62%        91.35%     211.33%       202.44%
Market Value                                   25.31%      13.87%      12.04%        7.63%        91.48%     211.72%       203.03%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US Market Index*      26.08%      14.72%       N/A           N/A         98.68%       N/A           N/A
Russell 3000(R) Index                          25.66%      17.97%      16.30%       10.54%       128.45%     352.85%       352.91%
------------------------------------------------------------------------------------------------------------------------------------


*     On January 9, 2015, the Fund's underlying index changed from the Value
      Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market
      Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated.
      Since the Fund's current underlying index had an inception date of
      September 8, 2014, it was not in existence for all of the periods disclosed. (See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a net asset value ("NAV") return of 25.12% during the
12-month period covered by this report. During the same period, the Russell
3000(R) Index (the "Benchmark") generated a return of 25.66%. The sector with the highest allocation in the Fund was the Financials sector, which received a
19.7% weighting. Investments in this sector returned 35.4% and contributed 6.4%
to the Fund's total overall performance. The worst performing sector were the investments in the Communication Services sector, which returned 5.3%. These investments received an allocation of 5.1% and contributed 0.7% to the Fund's total return. On a relative basis, the Fund slightly underperformed the
Benchmark. The greatest area of underperformance was in the investments in
Information Technology stocks. Investments in this sector caused -2.3% of underperformance. Meanwhile, investments in the Consumer Discretionary sector caused 0.9% of outperformance for the Fund versus the Benchmark.

-----------------------------
Nasdaq(R) and NASDAQ AlphaDEX(R) Total US Market Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First Trust.
AlphaDEX(R) is a registered trademark owned by First Trust that has been licensed to Nasdaq, Inc. for use in the name of the Index. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO
WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                     20.8%
Information Technology                         15.2
Consumer Discretionary                         14.4
Health Care                                    12.5
Industrials                                    11.6
Materials                                       5.6
Utilities                                       5.1
Energy                                          3.8
Consumer Staples                                3.8
Real Estate                                     3.6
Communication Services                          3.6
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Micron Technology, Inc.                         0.5%
D.R. Horton, Inc.                               0.5
Lennar Corp., Class A                           0.5
AutoZone, Inc.                                  0.5
Fortinet, Inc.                                  0.5
KKR & Co., Inc.                                 0.5
DuPont de Nemours, Inc.                         0.5
Tractor Supply Co.                              0.5
Palo Alto Networks, Inc.                        0.5
PerkinElmer, Inc.                               0.5
                                             -------
   Total                                        5.0%
                                             =======


     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
        DECEMBER 31, 2011 - DECEMBER 31, 2021

             First Trust
           Total US Market            Russell 3000(R)
           AlphaDEX(R) ETF                 Index
12/11          $10,000                    $10,000
06/12           10,174                     10,932
12/12           10,874                     11,641
06/13           12,443                     13,278
12/13           14,642                     15,547
06/14           15,380                     16,626
12/14           14,988                     17,499
06/15           15,165                     17,838
12/15           14,091                     17,583
06/16           14,550                     18,220
12/16           16,271                     19,822
06/17           17,499                     21,592
12/17           19,433                     24,010
06/18           20,294                     24,783
12/18           17,465                     22,751
06/19           20,446                     27,008
12/19           21,893                     29,809
06/20           19,110                     28,772
12/20           24,884                     36,039
06/21           29,502                     41,484
12/21           31,133                     45,285


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 5


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

The First Trust Dorsey Wright People's Portfolio ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's
Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the common stocks or an exchange-traded fund ("ETF") that comprise the Index. The Index is a modified market-capitalization weighted index designed to tactically allocate exposure to one of three allocations: (i) Nasdaq US 500 Large Cap Index; (ii) Nasdaq US 500
Large Cap Equal Weight Index; or (iii) First Trust Enhanced Short Maturity ETF
("FTSM") (each, an "Underlying Allocation"), based on daily relative strength readings. The Nasdaq US 500 Large Cap Index and the Nasdaq US 500 Large Cap
Equal Weight Index (each, an "Underlying Equity Index") are equity indices that seek to provide exposure to the 500 securities with the highest float-adjusted market capitalization comprising the Nasdaq US Benchmark Index. Therefore, each
Underlying Equity Index is composed of the same constituent securities. What differs, however, is the methodology each Underlying Equity Index utilizes to assign security weights. The Nasdaq US 500 Large Cap Index assigns security weights based on market capitalization and the Nasdaq US 500 Large Cap Equal
Weight Index weights components equally. The third Underlying Allocation is
FTSM. FTSM is an actively-managed ETF that invests in short-duration securities, which are primarily U.S. dollar-denominated, investment-grade securities. The
Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq Stock Market LLC.
The first day of secondary market trading in shares of the Fund was August 30,
2012.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                AVERAGE ANNUAL               CUMULATIVE
                                                                                 TOTAL RETURNS              TOTAL RETURNS
                                                                 1 Year     5 Years      Inception     5 Years      Inception
                                                                 Ended       Ended       (8/29/12)      Ended       (8/29/12)
                                                                12/31/21    12/31/21    to 12/31/21    12/31/21    to 12/31/21
FUND PERFORMANCE
NAV                                                              25.71%       9.36%        7.71%        56.43%       100.19%
Market Value                                                     25.77%       9.32%        7.71%        56.14%       100.07%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio Index*                   26.48%       N/A           N/A          N/A           N/A
S&P 500(R) Index                                                 28.71%      18.47%       16.20%       133.41%       306.45%
Nasdaq US 500 Large Cap Index                                    26.48%      18.70%         N/A        135.62%         N/A
------------------------------------------------------------------------------------------------------------------------------------


*     On August 18, 2017, the Fund's underlying index changed from the CBOE(R)
      VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio
      Index (the "Index"). Therefore, the Fund's performance and total returns shown for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 25.71% during the 12-month period covered by this report. During the same period, the S&P 500(R) Index (the "Benchmark")
generated a return of 28.71%. The Information Technology sector received the largest allocation in the Fund during the period with a weight of 29.9% and generated the largest contribution to the Fund's return at 9.2%. Investments in the Utilities sector generated the smallest contribution to the Fund's return during the period at 0.4%. On a relative basis, the Fund underperformed the
Benchmark. The Fund's investments in the Communication Services sector were the largest source of underperformance compared to the Benchmark where the Fund underperformed by -1.0%. The Fund's relative underperformance was marginally reduced by investments in the Financials sector where the Fund outperformed the
Benchmark by 0.1%.

-----------------------------
Nasdaq(R) and Nasdaq Dorsey Wright People's Portfolio Index are registered trademarks and service marks of Nasdaq, Inc. (together with its affiliates hereinafter referred to as the "Corporations") and are licensed for use by First
Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by the
Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH
RESPECT TO THE FUND.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         31.3%
Health Care                                    13.7
Consumer Discretionary                         12.8
Financials                                     10.4
Communication Services                          8.5
Industrials                                     7.7
Consumer Staples                                6.0
Real Estate                                     2.8
Energy                                          2.6
Utilities                                       2.4
Materials                                       1.8
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Apple, Inc.                                     7.1%
Microsoft Corp.                                 6.4
Amazon.com, Inc.                                3.8
Tesla, Inc.                                     2.3
Alphabet, Inc., Class A                         2.2
Meta Platforms, Inc., Class A                   1.9
NVIDIA Corp.                                    1.7
UnitedHealth Group, Inc.                        1.2
JPMorgan Chase & Co.                            1.2
Johnson & Johnson                               1.1
                                             -------
   Total                                       28.9%
                                             =======


         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             AUGUST 29, 2012 - DECEMBER 31, 2021

                 First Trust
                Dorsey Wright             S&P 500(R)
            People's Portfolio ETF          Index
08/12              $10,000                 $10,000
12/12                9,863                  10,193
06/13               10,686                  11,602
12/13               11,738                  13,494
06/14               12,251                  14,457
12/14               13,525                  15,342
06/15               13,175                  15,531
12/15               12,730                  15,554
06/16               12,551                  16,151
12/16               12,800                  17,414
06/17               13,952                  19,040
12/17               15,579                  21,214
06/18               15,782                  21,776
12/18               14,292                  20,284
06/19               17,139                  24,045
12/19               18,609                  26,673
06/20               14,206                  25,851
12/20               15,925                  31,580
06/21               18,157                  36,396
12/21               20,019                  40,645


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 7


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average(R) Equal
Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is an equal weight version of the Dow Jones Industrial
Average(R) (the "DJIA"). The 30 securities comprising the DJIA are issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities. Inclusion in the DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field; (iii) the company has a history of successful growth; (iv) there is wide interest in the company among individual and institutional investors; and (v) the company should be incorporated and headquartered in the U.S. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are rarely made. In the event that there is a change in the components of the DJIA, the component removed from the DJIA will simultaneously be removed from the Index and the component that replaces the removed component will be added to the Index at the same weight as the component that was removed. The Index is rebalanced quarterly and reconstituted as needed and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The
Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 9, 2017.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL         CUMULATIVE
                                                                                       TOTAL RETURNS        TOTAL RETURNS
                                                                       1 Year            Inception            Inception
                                                                       Ended             (8/8/17)             (8/8/17)
                                                                      12/31/21          to 12/31/21          to 12/31/21
FUND PERFORMANCE
NAV                                                                    18.63%             13.22%               72.63%
Market Value                                                           18.59%             13.22%               72.63%

INDEX PERFORMANCE
Dow Jones Industrial Average(R) Equal Weight Index                     19.35%             13.94%               77.53%
Dow Jones Industrial Average(R)                                        20.95%             14.51%               81.46%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 18.63% during the 12-month period covered by this report. During the same period, the Dow Jones Industrial Average(R) (the
"Benchmark") generated a return of 20.95%. The Information Technology sector received the largest investment allocation during the period with an average weight of 23.5%. This sector also generated the largest contribution to the
Fund's return at 5.6%. Investments in the Communication Services sector generated the largest negative contribution to the Fund's return at -0.7%. On a relative basis, the Fund underperformed the Benchmark. The largest source of underperformance came from the Consumer Discretionary sector where the Fund underperformed the Benchmark by -0.7%. The Industrials sector generated positive relative performance for the Fund where the Fund outperformed by 0.9% versus the
Benchmark.

-----------------------------
Dow Jones Industrial Average(R) Equal Weight Index ("Index") is a product of S&P
Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for use by First Trust. S&P(R) is a registered trademark of Standard & Poor's Financial
Services LLC ("S&P"); Dow Jones(R) is a registered trademark of Dow Jones
Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product nor do they have any liability for any errors, omissions, or interruptions of the Index.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         23.3%
Health Care                                    13.8
Consumer Staples                               13.7
Industrials                                    13.1
Financials                                     13.0
Consumer Discretionary                          9.8
Communication Services                          6.7
Materials                                       3.4
Energy                                          3.2
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
International Business Machines Corp.           3.5%
Cisco Systems, Inc.                             3.5
Amgen, Inc.                                     3.5
Merck & Co., Inc.                               3.5
Walgreens Boots Alliance, Inc.                  3.5
Procter & Gamble (The) Co.                      3.4
Coca-Cola (The) Co.                             3.4
UnitedHealth Group, Inc.                        3.4
Dow, Inc.                                       3.4
Verizon Communications, Inc.                    3.4
                                             -------
   Total                                       34.5%
                                             =======


                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  AUGUST 8, 2017 - DECEMBER 31, 2021

                                        Dow Jones Industrial
            First Trust Dow 30            Average(R) Equal            Dow Jones Industrial
             Equal Weight ETF               Weight Index                   Average(R)
08/17            $10,000                      $10,000                       $10,000
12/17             11,102                       11,124                        11,302
06/18             11,024                       11,069                        11,219
12/18             11,004                       11,079                        10,908
06/19             12,615                       12,739                        12,588
12/19             13,676                       13,849                        13,674
06/20             12,342                       12,576                        12,521
12/20             14,552                       14,874                        15,004
06/21             16,500                       16,922                        17,072
12/21             17,263                       17,753                        18,146


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 9


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

The First Trust Lunt U.S. Factor Rotation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lunt Capital Large Cap Factor
Rotation Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is owned and was developed by Lunt Capital Management, Inc.
(the "Index Provider"). The Index is calculated and maintained by Nasdaq, Inc.
The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. The Index utilizes the Index Provider's risk-adjusted relative strength methodology to allocate exposure to securities exhibiting either high or low levels of the characteristics associated with one of four primary investing factors: momentum, value, quality and volatility. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio after the Index changes are made public. The Fund's shares are listed for trading on CBOE BZX Exchange, Inc. The first day of secondary market trading in shares of the Fund was July 26, 2018.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      AVERAGE ANNUAL         CUMULATIVE
                                                                                      TOTAL RETURNS         TOTAL RETURNS
                                                                       1 Year           Inception             Inception
                                                                       Ended            (7/25/18)             (7/25/18)
                                                                      12/31/21         to 12/31/21           to 12/31/21
FUND PERFORMANCE
NAV                                                                    21.22%             18.77%               80.60%
Market Value                                                           21.21%             18.78%               80.65%

INDEX PERFORMANCE
Lunt Capital Large Cap Factor Rotation Index                           22.10%             19.68%               85.40%
Nasdaq US 500 Large Cap Index                                          26.48%             18.63%               79.85%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 12.)

PERFORMANCE REVIEW

The Fund generated a NAV return of 21.22% during the 12-month period covered by this report. During the same period, the Nasdaq US 500 Large Cap Index (the
"Benchmark") generated a return of 26.48%. The Health Care sector received the largest allocation in the Fund during the period with an average weight of
19.8%. The Fund's investments in the Energy sector generated the largest contribution to the Fund's return at 5.5% while investments in the Communication
Services sector generated the largest negative contribution at -0.7%. On a relative basis, the Fund underperformed the Benchmark. The Information
Technology sector was the largest source of underperformance where the Fund lagged the Benchmark by -7.0%. A portion of the Fund's relative underperformance was reduced by investments in the Energy sector where the Fund outperformed the
Benchmark by 3.2%.

-----------------------------
Lunt Capital Management, Inc. ("Lunt") and the Lunt Capital Large Cap Factor
Rotation Index ("Lunt Index") are trademarks of Lunt and have been licensed for use for certain purposes by First Trust. The First Trust Lunt U.S. Factor
Rotation ETF is based on the Lunt Index and is not sponsored, endorsed, sold or promoted by Lunt, and Lunt makes no representation regarding the advisability of trading in such fund. Lunt has contracted with Nasdaq, Inc. to calculate and maintain the Lunt Index. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the
Fund particularly, or the ability of the Lunt Index to track general stock performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR) (CONTINUED)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                         32.5%
Health Care                                    19.2
Industrials                                    10.5
Consumer Discretionary                         10.4
Financials                                      9.7
Consumer Staples                                9.1
Communication Services                          4.1
Real Estate                                     2.2
Materials                                       1.8
Utilities                                       0.5
                                             -------
   Total                                      100.0%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Procter & Gamble (The) Co.                      1.8%
Quest Diagnostics, Inc.                         1.7
Cloudflare, Inc., Class A                       1.7
Moody's Corp.                                   1.6
Colgate-Palmolive Co.                           1.6
Costco Wholesale Corp.                          1.5
IDEXX Laboratories, Inc.                        1.5
Bill.com Holdings, Inc.                         1.4
Monster Beverage Corp.                          1.4
Zscaler, Inc.                                   1.3
                                             -------
   Total                                       15.5%
                                             =======


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               JULY 25, 2018 - DECEMBER 31, 2021

            First Trust Lunt U.S.       Lunt Capital Large Cap        Nasdaq US 500
             Factor Rotation ETF        Factor Rotation Index        Large Cap Index
07/18              $10,000                     $10,000                   $10,000
12/18                8,791                       8,813                     8,869
06/19               10,828                      10,901                    10,567
12/19               11,459                      11,578                    11,711
06/20               11,988                      12,168                    11,509
12/20               14,899                      15,184                    14,220
06/21               17,627                      18,031                    16,261
12/21               18,060                      18,540                    17,985


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                         Page 11


--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total
Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Prior to January 1,
2019, the price used was the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund were listed for trading as of the time that the Fund's NAV was calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each
Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.


FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2021 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust
Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF or
First Trust Lunt U.S. Factor Rotation ETF (each a "Fund" and collectively, the
"Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                              ANNUALIZED
                                                                                             EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING             ENDING            BASED ON THE        DURING THE
                                                   ACCOUNT VALUE        ACCOUNT VALUE          SIX-MONTH          SIX-MONTH
                                                   JULY 1, 2021       DECEMBER 31, 2021         PERIOD           PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                               $1,000.00            $1,055.40              0.70% (a)          $3.63
Hypothetical (5% return before expenses)             $1,000.00            $1,021.68              0.70% (a)          $3.57

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                               $1,000.00            $1,102.50              0.60%              $3.18
Hypothetical (5% return before expenses)             $1,000.00            $1,022.18              0.60%              $3.06

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                               $1,000.00            $1,046.20              0.50%              $2.58
Hypothetical (5% return before expenses)             $1,000.00            $1,022.68              0.50%              $2.55

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)
Actual                                               $1,000.00            $1,024.60              0.65%              $3.32
Hypothetical (5% return before expenses)             $1,000.00            $1,021.93              0.65%              $3.31


(a)   These expense ratios reflect an expense cap. See Note 3 in Notes to
      Financial Statements.

(b)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).

                                                                         Page 13


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.0%
         242 AAR Corp. (a)                     $        9,445
         101 Axon Enterprise, Inc. (a)                 15,857
         218 BWX Technologies, Inc.                    10,438
         140 Curtiss-Wright Corp.                      19,414
         200 General Dynamics Corp.                    41,694
         122 Huntington Ingalls Industries,
                Inc.                                   22,782
          89 L3Harris Technologies, Inc.               18,978
          57 Lockheed Martin Corp.                     20,258
         184 Maxar Technologies, Inc.                   5,434
          56 Mercury Systems, Inc. (a)                  3,083
         164 Northrop Grumman Corp.                    63,480
          78 Parsons Corp. (a)                          2,625
         169 Textron, Inc.                             13,047
         140 Triumph Group, Inc. (a)                    2,594
                                               --------------
                                                      249,129
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.7%
         404 Air Transport Services Group,
                Inc. (a)                               11,870
         160 Atlas Air Worldwide Holdings,
                Inc. (a)                               15,059
         136 C.H. Robinson Worldwide, Inc.             14,638
         329 Expeditors International of
                Washington, Inc.                       44,182
         360 FedEx Corp.                               93,110
          76 Hub Group, Inc., Class A (a)               6,402
                                               --------------
                                                      185,261
                                               --------------
             AIRLINES -- 0.0%
         287 American Airlines Group, Inc. (a)          5,154
         212 SkyWest, Inc. (a)                          8,332
                                               --------------
                                                       13,486
                                               --------------
             AUTO COMPONENTS -- 1.0%
         189 Adient PLC (a)                             9,049
       1,187 American Axle & Manufacturing
                Holdings, Inc. (a)                     11,075
         263 Aptiv PLC (a)                             43,382
         680 BorgWarner, Inc.                          30,648
         470 Dana, Inc.                                10,725
          28 Dorman Products, Inc. (a)                  3,164
         122 Fox Factory Holding Corp. (a)             20,752
         534 Gentex Corp.                              18,610
         161 Gentherm, Inc. (a)                        13,991
         442 Goodyear Tire & Rubber (The)
                Co. (a)                                 9,423
          58 LCI Industries                             9,040
         189 Lear Corp.                                34,578
          94 Patrick Industries, Inc.                   7,585
         239 Standard Motor Products, Inc.             12,521
         732 Tenneco, Inc., Class A (a)                 8,272
         103 XPEL, Inc. (a) (b)                         7,033
                                               --------------
                                                      249,848
                                               --------------
             AUTOMOBILES -- 1.4%
       4,179 Ford Motor Co.                            86,798
       1,871 General Motors Co. (a)                   109,697

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             AUTOMOBILES (CONTINUED)
         481 Harley-Davidson, Inc.             $       18,129
         102 Tesla, Inc. (a)                          107,792
         239 Thor Industries, Inc.                     24,801
         144 Winnebago Industries, Inc.                10,788
                                               --------------
                                                      358,005
                                               --------------
             BANKS -- 5.8%
         166 1st Source Corp.                           8,234
         151 Ameris Bancorp                             7,502
         366 Associated Banc-Corp.                      8,268
         212 Atlantic Union Bankshares Corp.            7,906
         282 Banc of California, Inc.                   5,533
          43 BancFirst Corp.                            3,034
         411 Bancorp (The), Inc. (a)                   10,402
         461 Bank of America Corp.                     20,510
         410 Bank OZK                                  19,077
         124 BankUnited, Inc.                           5,246
         142 Banner Corp.                               8,615
          97 Berkshire Hills Bancorp, Inc.              2,758
         262 BOK Financial Corp.                       27,638
         342 Brookline Bancorp, Inc.                    5,537
         426 Byline Bancorp, Inc.                      11,651
         263 Cadence Bank                               7,835
         127 Cathay General Bancorp                     5,460
       1,124 Citigroup, Inc.                           67,878
         500 Citizens Financial Group, Inc.            23,625
          33 City Holding Co.                           2,699
         138 Columbia Banking System, Inc.              4,515
         219 Comerica, Inc.                            19,053
         177 Commerce Bancshares, Inc.                 12,167
         261 ConnectOne Bancorp, Inc.                   8,537
          99 Cullen/Frost Bankers, Inc.                12,481
         303 Customers Bancorp, Inc. (a)               19,807
         257 CVB Financial Corp.                        5,502
          91 Eagle Bancorp, Inc.                        5,309
         151 East West Bancorp, Inc.                   11,881
          58 Enterprise Financial Services
                Corp.                                   2,731
         674 F.N.B. Corp.                               8,176
          61 FB Financial Corp.                         2,673
         923 Fifth Third Bancorp                       40,197
         121 First Bancorp                              5,532
         398 First BanCorp                              5,484
         318 First Busey Corp.                          8,624
          21 First Citizens BancShares, Inc.,
                Class A                                17,427
         383 First Commonwealth Financial
                Corp.                                   6,163
         334 First Financial Bancorp                    8,143
          99 First Foundation, Inc.                     2,461
          89 First Hawaiian, Inc.                       2,432
       1,443 First Horizon Corp.                       23,564
         130 First Interstate BancSystem, Inc.,
                Class A                                 5,287
         124 First Merchants Corp.                      5,194
         513 Fulton Financial Corp.                     8,721
          68 German American Bancorp, Inc.              2,651
         212 Glacier Bancorp, Inc.                     12,020
         111 Hancock Whitney Corp.                      5,552

Page 14                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
         163 Heartland Financial USA, Inc.     $        8,249
         400 Hilltop Holdings, Inc.                    14,056
         222 Home BancShares, Inc.                      5,406
         362 Hope Bancorp, Inc.                         5,325
       1,268 Huntington Bancshares, Inc.               19,553
          34 Independent Bank Corp.                     2,772
          73 Independent Bank Group, Inc.               5,267
         188 International Bancshares Corp.             7,969
         241 JPMorgan Chase & Co.                      38,162
       2,737 KeyCorp                                   63,307
         123 Live Oak Bancshares, Inc.                 10,737
         118 M&T Bank Corp.                            18,122
         199 Meta Financial Group, Inc.                11,872
         129 National Bank Holdings Corp.,
                Class A                                 5,668
         217 NBT Bancorp, Inc.                          8,359
         244 OceanFirst Financial Corp.                 5,417
         414 OFG Bancorp                               10,996
         617 Old National Bancorp                      11,180
          62 Origin Bancorp, Inc.                       2,661
         126 Pacific Premier Bancorp, Inc.              5,044
         173 PacWest Bancorp                            7,814
          21 Park National Corp.                        2,884
         188 Pinnacle Financial Partners, Inc.         17,954
         100 PNC Financial Services Group
                (The), Inc.                            20,052
         302 Popular, Inc.                             24,776
          39 Preferred Bank                             2,800
         248 Prosperity Bancshares, Inc.               17,930
       3,702 Regions Financial Corp.                   80,704
         218 Renasant Corp.                             8,273
         154 Republic Bancorp, Inc., Class A            7,829
         178 S&T Bancorp, Inc.                          5,611
         171 Sandy Spring Bancorp, Inc.                 8,222
          78 Seacoast Banking Corp. of Florida          2,760
         101 ServisFirst Bancshares, Inc.               8,579
          64 Signature Bank                            20,702
         266 Simmons First National Corp.,
                Class A                                 7,868
         137 Southside Bancshares, Inc.                 5,729
         237 SouthState Corp.                          18,986
         152 SVB Financial Group (a)                  103,093
         402 Synovus Financial Corp.                   19,244
         131 Texas Capital Bancshares,
                Inc. (a)                                7,893
          32 Tompkins Financial Corp.                   2,675
         252 TowneBank                                  7,961
         120 TriCo Bancshares                           5,155
         130 Triumph Bancorp, Inc. (a)                 15,480
         668 Truist Financial Corp.                    39,111
         243 Trustmark Corp.                            7,888
         330 U.S. Bancorp                              18,536
          54 UMB Financial Corp.                        5,730
         387 Umpqua Holdings Corp.                      7,446
         216 United Bankshares, Inc.                    7,837
         159 United Community Banks, Inc.               5,715
       1,324 Valley National Bancorp                   18,205

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
         132 Veritex Holdings, Inc.            $        5,251
          48 Webster Financial Corp.                    2,680
       1,274 Wells Fargo & Co.                         61,127
         307 WesBanco, Inc.                            10,742
         216 Western Alliance Bancorp                  23,252
          98 Wintrust Financial Corp.                   8,900
         380 Zions Bancorp N.A.                        24,001
                                               --------------
                                                    1,469,209
                                               --------------
             BEVERAGES -- 0.2%
         327 Celsius Holdings, Inc. (a)                24,384
           7 Coca-Cola Consolidated, Inc.               4,334
          80 MGP Ingredients, Inc.                      6,799
         127 Molson Coors Beverage Co.,
                Class B                                 5,887
                                               --------------
                                                       41,404
                                               --------------
             BIOTECHNOLOGY -- 2.2%
         343 Alector, Inc. (a)                          7,083
         254 Alkermes PLC (a)                           5,908
         208 Alnylam Pharmaceuticals, Inc. (a)         35,273
         300 Arcus Biosciences, Inc. (a)               12,141
         242 Avid Bioservices, Inc. (a)                 7,062
         546 BioCryst Pharmaceuticals,
                Inc. (a)                                7,562
         211 Biohaven Pharmaceutical Holding
                Co., Ltd. (a)                          29,078
         171 Blueprint Medicines Corp. (a)             18,316
         242 Celldex Therapeutics, Inc. (a)             9,351
         292 Cytokinetics, Inc. (a)                    13,309
         680 Dynavax Technologies Corp. (a)             9,568
         261 Emergent BioSolutions, Inc. (a)           11,346
         561 Gilead Sciences, Inc.                     40,734
         144 Halozyme Therapeutics, Inc. (a)            5,790
         540 Horizon Therapeutics PLC (a)              58,190
         157 Inhibrx, Inc. (a)                          6,856
         800 Ironwood Pharmaceuticals,
                Inc. (a)                                9,328
         178 Kymera Therapeutics, Inc. (a)             11,301
          67 Mirati Therapeutics, Inc. (a)              9,828
         257 Moderna, Inc. (a)                         65,273
          47 Morphic Holding, Inc. (a)                  2,227
          81 Myriad Genetics, Inc. (a)                  2,236
         106 Natera, Inc. (a)                           9,899
         113 Novavax, Inc. (a)                         16,167
         716 OPKO Health, Inc. (a)                      3,444
         183 Prothena Corp. PLC (a)                     9,040
          98 Regeneron Pharmaceuticals,
                Inc. (a)                               61,889
         187 REGENXBIO, Inc. (a)                        6,115
         294 Sage Therapeutics, Inc. (a)               12,507
         127 Sarepta Therapeutics, Inc. (a)            11,436
         408 uniQure N.V. (a)                           8,462
         128 United Therapeutics Corp. (a)             27,658
                                               --------------
                                                      544,377
                                               --------------
             BUILDING PRODUCTS -- 1.0%
         109 Advanced Drainage Systems, Inc.           14,838
          44 Allegion PLC                               5,827
         160 American Woodmark Corp. (a)               10,432
          61 Armstrong World Industries, Inc.           7,083

                        See Notes to Financial Statements                Page 15


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BUILDING PRODUCTS (CONTINUED)
         568 Builders FirstSource, Inc. (a)    $       48,683
          30 Carlisle Cos., Inc.                        7,444
         358 Cornerstone Building Brands,
                Inc. (a)                                6,244
          41 CSW Industrials, Inc.                      4,955
         197 Fortune Brands Home & Security,
                Inc.                                   21,059
         319 Griffon Corp.                              9,085
         313 JELD-WEN Holding, Inc. (a)                 8,251
         343 Owens Corning                             31,042
         273 PGT Innovations, Inc. (a)                  6,140
         317 Resideo Technologies, Inc. (a)             8,252
         164 Simpson Manufacturing Co., Inc.           22,807
         116 Trex Co., Inc. (a)                        15,663
         153 UFP Industries, Inc.                      14,078
         366 Zurn Water Solutions Corp.                13,322
                                               --------------
                                                      255,205
                                               --------------
             CAPITAL MARKETS -- 4.8%
          78 Affiliated Managers Group, Inc.           12,832
         287 Apollo Global Management, Inc.            20,787
         398 Ares Management Corp., Class A            32,345
         184 B. Riley Financial, Inc.                  16,350
       1,141 Bank of New York Mellon (The)
                Corp.                                  66,269
         848 Blackstone, Inc.                         109,723
         300 Brightsphere Investment Group,
                Inc.                                    7,680
         621 Carlyle Group (The), Inc.                 34,093
          48 Cboe Global Markets, Inc.                  6,259
          62 Cohen & Steers, Inc.                       5,736
         381 Cowen, Inc., Class A                      13,754
         378 Donnelley Financial Solutions,
                Inc. (a)                               17,819
         176 Evercore, Inc., Class A                   23,910
          30 FactSet Research Systems, Inc.            14,580
         241 Federated Hermes, Inc.                     9,057
         150 Focus Financial Partners, Inc.,
                Class A (a)                             8,958
         791 Franklin Resources, Inc.                  26,491
         227 GCM Grosvenor, Inc., Class A               2,383
         209 Goldman Sachs Group (The), Inc.           79,953
         827 Golub Capital BDC, Inc. (c)               12,769
         142 Houlihan Lokey, Inc.                      14,700
       1,219 Invesco Ltd.                              28,061
         791 Jefferies Financial Group, Inc.           30,691
       1,620 KKR & Co., Inc.                          120,690
         257 Lazard Ltd., Class A                      11,213
         188 LPL Financial Holdings, Inc.              30,097
         176 Moelis & Co., Class A                     11,002
         604 Morgan Stanley                            59,289
          68 Morningstar, Inc.                         23,255
          98 MSCI, Inc.                                60,044
         409 Nasdaq, Inc.                              85,894
          94 Piper Sandler Cos.                        16,780
         132 PJT Partners, Inc., Class A                9,780
         254 Raymond James Financial, Inc.             25,502

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             CAPITAL MARKETS (CONTINUED)
         469 Sculptor Capital Management, Inc. $       10,013
         298 SEI Investments Co.                       18,160
         464 State Street Corp.                        43,152
         307 StepStone Group, Inc., Class A            12,762
         346 Stifel Financial Corp.                    24,365
         119 StoneX Group, Inc. (a)                     7,289
         100 T. Rowe Price Group, Inc.                 19,664
          72 Tradeweb Markets, Inc., Class A            7,210
         299 Victory Capital Holdings, Inc.,
                Class A                                10,922
          42 Virtus Investment Partners, Inc.          12,478
                                               --------------
                                                    1,214,761
                                               --------------
             CHEMICALS -- 3.3%
         263 AdvanSix, Inc.                            12,427
         180 Albemarle Corp.                           42,079
         198 Ashland Global Holdings, Inc.             21,317
         112 Avient Corp.                               6,266
         402 Axalta Coating Systems Ltd. (a)           13,314
          36 Balchem Corp.                              6,070
         196 Celanese Corp.                            32,940
         211 CF Industries Holdings, Inc.              14,935
          51 Chase Corp.                                5,078
         404 Chemours (The) Co.                        13,558
       1,407 Corteva, Inc.                             66,523
       1,371 Dow, Inc.                                 77,763
       1,450 DuPont de Nemours, Inc.                  117,131
         117 Eastman Chemical Co.                      14,146
       1,084 Element Solutions, Inc.                   26,319
         129 FMC Corp.                                 14,176
         358 GCP Applied Technologies,
                Inc. (a)                               11,334
          40 H.B. Fuller Co.                            3,240
         993 Huntsman Corp.                            34,636
          73 Ingevity Corp. (a)                         5,234
          31 Innospec, Inc.                             2,800
         421 Kronos Worldwide, Inc.                     6,319
         339 Livent Corp. (a)                           8,265
       1,051 LyondellBasell Industries N.V.,
                Class A                                96,934
         112 Minerals Technologies, Inc.                8,193
         822 Mosaic (The) Co.                          32,296
          16 NewMarket Corp.                            5,483
         609 Olin Corp.                                35,030
         573 Orion Engineered Carbons S.A.             10,520
          11 Quaker Chemical Corp.                      2,539
         151 RPM International, Inc.                   15,251
          69 Stepan Co.                                 8,576
         754 Valvoline, Inc.                           28,117
         322 Westlake Chemical Corp.                   31,276
                                               --------------
                                                      830,085
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.4%
          58 ABM Industries, Inc.                       2,369
       1,453 ADT, Inc.                                 12,220
          51 Brady Corp., Class A                       2,749
         354 BrightView Holdings, Inc. (a)              4,984

Page 16                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             COMMERCIAL SERVICES & SUPPLIES
                (CONTINUED)
          69 Casella Waste Systems, Inc.,
                Class A (a)                    $        5,894
         113 Clean Harbors, Inc. (a)                   11,274
         141 Copart, Inc. (a)                          21,379
         146 Deluxe Corp.                               4,688
         154 Harsco Corp. (a)                           2,573
         104 Healthcare Services Group, Inc.            1,850
         142 HNI Corp.                                  5,971
         108 IAA, Inc. (a)                              5,467
         478 KAR Auction Services, Inc. (a)             7,466
         151 Matthews International Corp.,
                Class A                                 5,537
         211 Montrose Environmental Group,
                Inc. (a)                               14,878
          24 UniFirst Corp.                             5,050
                                               --------------
                                                      114,349
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.6%
         264 Calix, Inc. (a)                           21,112
         458 Ciena Corp. (a)                           35,252
         530 Extreme Networks, Inc. (a)                 8,321
          30 F5, Inc. (a)                               7,341
         213 Juniper Networks, Inc.                     7,606
         281 Lumentum Holdings, Inc. (a)               29,721
          84 Motorola Solutions, Inc.                  22,823
         409 NETGEAR, Inc. (a)                         11,947
          97 NetScout Systems, Inc. (a)                 3,209
          94 Viasat, Inc. (a)                           4,187
                                               --------------
                                                      151,519
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.8%
          89 Ameresco, Inc., Class A (a)                7,248
         157 Arcosa, Inc.                               8,274
          73 Comfort Systems USA, Inc.                  7,223
         313 Construction Partners, Inc.,
                Class A (a)                             9,205
          37 Dycom Industries, Inc. (a)                 3,469
         153 EMCOR Group, Inc.                         19,491
         114 IES Holdings, Inc. (a)                     5,773
         272 MasTec, Inc. (a)                          25,100
         131 MYR Group, Inc. (a)                       14,482
          53 NV5 Global, Inc. (a)                       7,321
         533 Primoris Services Corp.                   12,781
         258 Quanta Services, Inc.                     29,582
          76 Valmont Industries, Inc.                  19,038
         556 WillScot Mobile Mini Holdings
                Corp. (a)                              22,707
                                               --------------
                                                      191,694
                                               --------------
             CONSTRUCTION MATERIALS -- 0.0%
          44 Eagle Materials, Inc.                      7,324
         163 Summit Materials, Inc.,
                Class A (a)                             6,543
                                               --------------
                                                       13,867
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             CONSUMER FINANCE -- 1.6%
       1,546 Ally Financial, Inc.              $       73,605
         487 Capital One Financial Corp.               70,659
          40 Credit Acceptance Corp. (a)               27,507
         479 Discover Financial Services               55,353
         266 Encore Capital Group,
                Inc. (a) (c)                           16,521
         378 Enova International, Inc. (a)             15,483
         370 LendingClub Corp. (a)                      8,947
         530 Navient Corp.                             11,247
         132 Nelnet, Inc., Class A                     12,894
         107 OneMain Holdings, Inc.                     5,354
         248 PRA Group, Inc. (a)                       12,452
         249 PROG Holdings, Inc. (a)                   11,232
         334 SLM Corp.                                  6,570
       1,210 Synchrony Financial                       56,132
          56 World Acceptance Corp. (a)                13,744
                                               --------------
                                                      397,700
                                               --------------
             CONTAINERS & PACKAGING -- 0.8%
          99 AptarGroup, Inc.                          12,126
         113 Avery Dennison Corp.                      24,472
         387 Berry Global Group, Inc. (a)              28,553
          58 Crown Holdings, Inc.                       6,416
         618 Graphic Packaging Holding Co.             12,051
         162 Greif, Inc., Class A                       9,780
         701 International Paper Co.                   32,933
         183 O-I Glass, Inc. (a)                        2,202
         128 Packaging Corp. of America                17,427
         390 Ranpak Holdings Corp. (a)                 14,656
         322 Sealed Air Corp.                          21,725
         137 Silgan Holdings, Inc.                      5,869
         236 Westrock Co.                              10,469
                                               --------------
                                                      198,679
                                               --------------
             DISTRIBUTORS -- 0.2%
         468 LKQ Corp.                                 28,094
          46 Pool Corp.                                26,036
                                               --------------
                                                       54,130
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.3%
         208 Adtalem Global Education,
                Inc. (a)                                6,149
          22 Graham Holdings Co., Class B              13,856
          89 Grand Canyon Education, Inc. (a)           7,628
         209 H&R Block, Inc.                            4,924
         972 Houghton Mifflin Harcourt Co. (a)         15,649
         196 Service Corp. International               13,914
         111 Strategic Education, Inc.                  6,420
         218 Stride, Inc. (a)                           7,266
         141 Terminix Global Holdings,
                Inc. (a)                                6,378
                                               --------------
                                                       82,184
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.6%
         361 Berkshire Hathaway, Inc.,
                Class B (a)                           107,939
         420 Cannae Holdings, Inc. (a)                 14,763
         383 Voya Financial, Inc.                      25,397
                                               --------------
                                                      148,099
                                               --------------

                        See Notes to Financial Statements                Page 17


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
       1,451 AT&T, Inc.                        $       35,695
         512 EchoStar Corp., Class A (a)               13,491
       1,054 Frontier Communications Parent,
                Inc. (a)                               31,082
          62 IDT Corp., Class B (a)                     2,738
         148 Iridium Communications, Inc. (a)           6,111
         797 Liberty Latin America Ltd.,
                Class C (a)                             9,086
       1,898 Lumen Technologies, Inc.                  23,820
       1,461 Verizon Communications, Inc.              75,913
                                               --------------
                                                      197,936
                                               --------------
             ELECTRIC UTILITIES -- 2.8%
         176 ALLETE, Inc.                              11,678
         316 Alliant Energy Corp.                      19,424
         729 American Electric Power Co., Inc.         64,859
         401 Duke Energy Corp.                         42,065
       1,067 Edison International                      72,823
         592 Entergy Corp.                             66,689
         378 Evergy, Inc.                              25,935
         479 Eversource Energy                         43,579
       1,224 Exelon Corp.                              70,698
       1,100 FirstEnergy Corp.                         45,749
         128 Hawaiian Electric Industries,
                Inc.                                    5,312
         171 IDACORP, Inc.                             19,376
          36 MGE Energy, Inc.                           2,961
         576 NRG Energy, Inc.                          24,814
         713 OGE Energy Corp.                          27,365
          93 Otter Tail Corp.                           6,642
       2,449 PG&E Corp. (a)                            29,731
         324 Pinnacle West Capital Corp.               22,871
         167 Portland General Electric Co.              8,838
         702 PPL Corp.                                 21,102
         632 Southern (The) Co.                        43,342
         627 Xcel Energy, Inc.                         42,448
                                               --------------
                                                      718,301
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.8%
         102 Acuity Brands, Inc.                       21,595
         150 Atkore, Inc. (a)                          16,679
          98 AZZ, Inc.                                  5,418
         208 Emerson Electric Co.                      19,338
         138 Encore Wire Corp.                         19,748
          70 EnerSys                                    5,534
         144 Generac Holdings, Inc. (a)                50,677
          32 Hubbell, Inc.                              6,665
         118 Regal Rexnord Corp.                       20,081
         732 Vertiv Holdings Co.                       18,278
          78 Vicor Corp. (a)                            9,904
                                               --------------
                                                      193,917
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
         536 Amphenol Corp., Class A                   46,879
         262 Arrow Electronics, Inc. (a)               35,179
         353 Avnet, Inc.                               14,554

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
          51 Badger Meter, Inc.                $        5,435
         293 Benchmark Electronics, Inc.                7,940
         326 CDW Corp.                                 66,758
       1,621 Corning, Inc.                             60,350
         102 ePlus, Inc. (a)                            5,496
          29 Insight Enterprises, Inc. (a)              3,091
          74 IPG Photonics Corp. (a)                   12,738
         503 Jabil, Inc.                               35,386
         360 Keysight Technologies, Inc. (a)           74,344
         418 Knowles Corp. (a)                          9,760
          87 Littelfuse, Inc.                          27,377
         249 Methode Electronics, Inc.                 12,243
          28 OSI Systems, Inc. (a)                      2,610
         119 PC Connection, Inc.                        5,132
          59 Plexus Corp. (a)                           5,658
          14 Rogers Corp. (a)                           3,822
         339 Sanmina Corp. (a)                         14,055
          57 TD SYNNEX Corp.                            6,519
         623 TTM Technologies, Inc. (a)                 9,283
         520 Vishay Intertechnology, Inc.              11,372
         350 Vontier Corp.                             10,755
          38 Zebra Technologies Corp.,
                Class A (a)                            22,618
                                               --------------
                                                      509,354
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.1%
         950 Archrock, Inc.                             7,106
         170 Aspen Aerogels, Inc. (a)                   8,464
         238 Baker Hughes Co.                           5,726
         392 Oceaneering International,
                Inc. (a)                                4,434
         290 Patterson-UTI Energy, Inc.                 2,451
       2,757 Transocean Ltd. (a)                        7,609
                                               --------------
                                                       35,790
                                               --------------
             ENTERTAINMENT -- 0.1%
          32 Netflix, Inc. (a)                         19,278
         183 Warner Music Group Corp.,
                Class A                                 7,902
                                               --------------
                                                       27,180
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.7%
         121 American Campus Communities,
                Inc.                                    6,932
         974 American Finance Trust, Inc.               8,893
         154 American Homes 4 Rent, Class A             6,716
         973 Brandywine Realty Trust                   13,058
         532 Brixmor Property Group, Inc.              13,518
          28 Centerspace                                3,105
          97 Corporate Office Properties Trust          2,713
         473 Cousins Properties, Inc.                  19,052
         242 CubeSmart                                 13,772
          76 CyrusOne, Inc.                             6,819
          36 EastGroup Properties, Inc.                 8,203
         260 Empire State Realty Trust, Inc.,
                Class A                                 2,314
         150 Equity LifeStyle Properties, Inc.         13,149

Page 18                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
          50 Federal Realty Investment Trust   $        6,816
         113 First Industrial Realty Trust,
                Inc.                                    7,481
          98 Four Corners Property Trust, Inc.          2,882
         178 Getty Realty Corp.                         5,712
         327 Global Net Lease, Inc.                     4,997
         198 Healthcare Trust of America,
                Inc., Class A                           6,611
         134 Highwoods Properties, Inc.                 5,975
         100 Hudson Pacific Properties, Inc.            2,471
         257 Independence Realty Trust, Inc.            6,638
         309 Industrial Logistics Properties
                Trust                                   7,740
         128 Innovative Industrial Properties,
                Inc.                                   33,652
         677 Iron Mountain, Inc.                       35,427
         312 iStar, Inc. (c)                            8,059
         443 Kilroy Realty Corp.                       29,442
         283 Kimco Realty Corp.                         6,976
         156 Lamar Advertising Co., Class A            18,923
         102 Life Storage, Inc.                        15,624
         248 LTC Properties, Inc.                       8,467
         879 Medical Properties Trust, Inc.            20,771
         106 Mid-America Apartment
                Communities, Inc.                      24,321
         147 National Health Investors, Inc.            8,448
         408 National Retail Properties, Inc.          19,613
          50 National Storage Affiliates Trust          3,460
         221 NETSTREIT Corp.                            5,061
          42 NexPoint Residential Trust, Inc.           3,521
         309 Office Properties Income Trust             7,676
         581 Paramount Group, Inc.                      4,846
         148 Physicians Realty Trust                    2,787
         253 PotlatchDeltic Corp.                      15,236
         174 Regency Centers Corp.                     13,111
         103 Rexford Industrial Realty, Inc.            8,354
         614 RPT Realty                                 8,215
         178 Sabra Health Care REIT, Inc.               2,410
          59 Saul Centers, Inc.                         3,128
         169 SITE Centers Corp.                         2,675
         332 SL Green Realty Corp.                     23,804
         150 STAG Industrial, Inc.                      7,194
         107 Sun Communities, Inc.                     22,467
         222 UDR, Inc.                                 13,318
         228 UMH Properties, Inc.                       6,231
         140 Vornado Realty Trust                       5,860
       2,772 Weyerhaeuser Co.                         114,151
         161 WP Carey, Inc.                            13,210
                                               --------------
                                                      692,005
                                               --------------
             FOOD & STAPLES RETAILING -- 0.9%
         944 Albertsons Cos., Inc., Class A            28,499
         423 Andersons (The), Inc.                     16,374
         536 BJ's Wholesale Club Holdings,
                Inc. (a)                               35,896
          93 Casey's General Stores, Inc.              18,354
         121 Grocery Outlet Holding Corp. (a)           3,422
         198 Ingles Markets, Inc., Class A             17,095

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             FOOD & STAPLES RETAILING
                (CONTINUED)
         484 Kroger (The) Co.                  $       21,906
          33 PriceSmart, Inc.                           2,415
         451 Sprouts Farmers Market, Inc. (a)          13,386
         162 United Natural Foods, Inc. (a)             7,951
         170 US Foods Holding Corp. (a)                 5,921
         833 Walgreens Boots Alliance, Inc.            43,449
         249 Weis Markets, Inc.                        16,404
                                               --------------
                                                      231,072
                                               --------------
             FOOD PRODUCTS -- 2.2%
       1,314 Archer-Daniels-Midland Co.                88,813
          88 B&G Foods, Inc. (c)                        2,704
         361 Bunge Ltd.                                33,703
         422 Campbell Soup Co.                         18,340
         694 Conagra Brands, Inc.                      23,700
         327 Darling Ingredients, Inc. (a)             22,658
         498 Flowers Foods, Inc.                       13,680
         406 Fresh Del Monte Produce, Inc.             11,206
         656 General Mills, Inc.                       44,201
         478 Hormel Foods Corp.                        23,331
         301 Hostess Brands, Inc. (a)                   6,146
         132 Ingredion, Inc.                           12,757
         196 J.M. Smucker (The) Co.                    26,621
          32 John B Sanfilippo & Son, Inc.              2,885
       1,064 Kraft Heinz (The) Co.                     38,198
          34 Lancaster Colony Corp.                     5,630
         142 Mission Produce, Inc. (a)                  2,229
         673 Mondelez International, Inc.,
                Class A                                44,627
         107 Post Holdings, Inc. (a)                   12,062
           3 Seaboard Corp.                            11,805
         151 Simply Good Foods (The) Co. (a)            6,277
         131 TreeHouse Foods, Inc. (a)                  5,310
       1,249 Tyson Foods, Inc., Class A               108,863
                                               --------------
                                                      565,746
                                               --------------
             GAS UTILITIES -- 0.5%
         267 Atmos Energy Corp.                        27,974
          22 Chesapeake Utilities Corp.                 3,208
          50 National Fuel Gas Co.                      3,197
          76 New Jersey Resources Corp.                 3,120
         227 Northwest Natural Holding Co.             11,073
         123 ONE Gas, Inc.                              9,543
         491 South Jersey Industries, Inc.             12,825
         157 Southwest Gas Holdings, Inc.              10,998
         171 Spire, Inc.                               11,153
         690 UGI Corp.                                 31,678
                                               --------------
                                                      124,769
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.2%
          18 ABIOMED, Inc. (a)                          6,465
         119 Align Technology, Inc. (a)                78,204
         201 AngioDynamics, Inc. (a)                    5,544
          40 Axonics, Inc. (a)                          2,240
          62 BioLife Solutions, Inc. (a)                2,311
          20 CONMED Corp.                               2,835
         118 CryoPort, Inc. (a)                         6,982

                        See Notes to Financial Statements                Page 19


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
         202 DENTSPLY SIRONA, Inc.             $       11,270
          72 Dexcom, Inc. (a)                          38,660
         347 Edwards Lifesciences Corp. (a)            44,954
         422 Envista Holdings Corp. (a)                19,015
         230 Globus Medical, Inc., Class A (a)         16,606
          50 Heska Corp. (a)                            9,124
       1,336 Hologic, Inc. (a)                        102,284
          29 Integer Holdings Corp. (a)                 2,482
          86 Integra LifeSciences Holdings
                Corp. (a)                               5,761
          60 Intuitive Surgical, Inc. (a)              21,558
         203 Lantheus Holdings, Inc. (a)                5,865
          43 Masimo Corp. (a)                          12,590
         109 Merit Medical Systems, Inc. (a)            6,791
           9 Mesa Laboratories, Inc.                    2,953
          80 OrthoPediatrics Corp. (a)                  4,789
          22 Penumbra, Inc. (a)                         6,321
         124 Quidel Corp. (a)                          16,739
         149 ResMed, Inc.                              38,812
         143 Shockwave Medical, Inc. (a)               25,501
          91 STAAR Surgical Co. (a)                     8,308
         148 Tandem Diabetes Care, Inc. (a)            22,277
         370 Varex Imaging Corp. (a)                   11,673
         362 ViewRay, Inc. (a)                          1,995
         133 Zimmer Biomet Holdings, Inc.              16,896
                                               --------------
                                                      557,805
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.1%
         277 Acadia Healthcare Co., Inc. (a)           16,814
         549 Agiliti, Inc. (a)                         12,715
         113 AMN Healthcare Services, Inc. (a)         13,823
          53 Anthem, Inc.                              24,568
         258 Apollo Medical Holdings, Inc. (a)         18,958
         414 Brookdale Senior Living, Inc. (a)          2,136
         492 Cigna Corp.                              112,978
          57 CorVel Corp. (a)                          11,856
         698 CVS Health Corp.                          72,006
         152 DaVita, Inc. (a)                          17,292
         157 Encompass Health Corp.                    10,246
          87 Fulgent Genetics, Inc. (a)                 8,751
         407 HCA Healthcare, Inc.                     104,566
         231 Henry Schein, Inc. (a)                    17,909
          51 Humana, Inc.                              23,657
         133 Joint (The) Corp. (a)                      8,737
         350 Laboratory Corp. of America
                Holdings (a)                          109,973
          38 LHC Group, Inc. (a)                        5,215
          72 ModivCare, Inc. (a)                       10,677
          22 Molina Healthcare, Inc. (a)                6,998
         187 National HealthCare Corp.                 12,705
         539 Option Care Health, Inc. (a)              15,329
          87 Patterson Cos., Inc.                       2,553
          68 Premier, Inc., Class A                     2,800
         420 Progyny, Inc. (a)                         21,147

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                (CONTINUED)
         202 Quest Diagnostics, Inc.           $       34,948
         357 RadNet, Inc. (a)                          10,749
         488 Select Medical Holdings Corp.             14,347
         442 Tenet Healthcare Corp. (a)                36,107
         212 Universal Health Services, Inc.,
                Class B                                27,488
                                               --------------
                                                      788,048
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.4%
         278 Cerner Corp.                              25,818
         421 Evolent Health, Inc., Class A (a)         11,649
         101 Inspire Medical Systems, Inc. (a)         23,236
          80 Omnicell, Inc. (a)                        14,435
         152 OptimizeRx Corp. (a)                       9,440
          42 Phreesia, Inc. (a)                         1,750
         114 Vocera Communications, Inc. (a)            7,392
                                               --------------
                                                       93,720
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.4%
         372 Boyd Gaming Corp. (a)                     24,392
         878 Caesars Entertainment, Inc. (a)           82,119
          43 Chipotle Mexican Grill, Inc. (a)          75,175
          47 Choice Hotels International, Inc.          7,331
          98 Churchill Downs, Inc.                     23,608
          38 Cracker Barrel Old Country Store,
                Inc.                                    4,888
          41 Domino's Pizza, Inc.                      23,137
         432 Everi Holdings, Inc. (a)                   9,223
         266 Golden Entertainment, Inc. (a)            13,441
         110 Hilton Grand Vacations, Inc. (a)           5,732
         117 Monarch Casino & Resort, Inc. (a)          8,652
          81 Penn National Gaming, Inc. (a)             4,200
         256 Red Rock Resorts, Inc., Class A           14,083
         283 Scientific Games Corp. (a)                18,913
          94 SeaWorld Entertainment, Inc. (a)           6,097
          64 Texas Roadhouse, Inc.                      5,714
          72 Wingstop, Inc.                            12,442
         160 Yum! Brands, Inc.                         22,218
                                               --------------
                                                      361,365
                                               --------------
             HOUSEHOLD DURABLES -- 3.3%
          11 Cavco Industries, Inc. (a)                 3,494
         212 Century Communities, Inc.                 17,340
       1,174 D.R. Horton, Inc.                        127,320
         508 Garmin Ltd.                               69,174
         128 Green Brick Partners, Inc. (a)             3,882
          52 Helen of Troy Ltd. (a)                    12,712
          33 iRobot Corp. (a)                           2,174
         336 KB Home                                   15,029
         324 La-Z-Boy, Inc.                            11,765
         393 Leggett & Platt, Inc.                     16,176
       1,052 Lennar Corp., Class A                    122,200
          19 LGI Homes, Inc. (a)                        2,935
         119 Lovesac (The) Co. (a)                      7,885
         280 M.D.C. Holdings, Inc.                     15,632
         226 M/I Homes, Inc. (a)                       14,053

Page 20                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD DURABLES (CONTINUED)
         134 Meritage Homes Corp. (a)          $       16,356
         167 Mohawk Industries, Inc. (a)               30,424
       1,062 Newell Brands, Inc.                       23,194
          17 NVR, Inc. (a)                            100,451
         640 PulteGroup, Inc.                          36,582
         218 Skyline Champion Corp. (a)                17,218
          81 Sonos, Inc. (a)                            2,414
         507 Taylor Morrison Home Corp. (a)            17,725
         633 Tempur Sealy International, Inc.          29,770
         531 Toll Brothers, Inc.                       38,439
          58 TopBuild Corp. (a)                        16,003
         621 Tri Pointe Homes, Inc. (a)                17,320
         123 Tupperware Brands Corp. (a)                1,881
         144 Whirlpool Corp.                           33,791
                                               --------------
                                                      823,339
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.1%
         182 Central Garden & Pet Co.,
                Class A (a)                             8,709
         644 Reynolds Consumer Products, Inc.          20,222
          28 Spectrum Brands Holdings, Inc.             2,848
                                               --------------
                                                       31,779
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.0%
         343 Vistra Corp.                               7,810
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.2%
         224 3M Co.                                    39,789
                                               --------------
             INSURANCE -- 6.5%
       1,892 Aflac, Inc.                              110,474
          48 Alleghany Corp. (a)                       32,044
         774 Allstate (The) Corp.                      91,061
         442 American Equity Investment Life
                Holding Co.                            17,203
         192 American Financial Group, Inc.            26,365
       1,438 American International Group,
                Inc.                                   81,765
         100 AMERISAFE, Inc.                            5,383
         138 Aon PLC, Class A                          41,477
         770 Arch Capital Group Ltd. (a)               34,226
          50 Argo Group International Holdings
                Ltd.                                    2,905
          74 Assurant, Inc.                            11,534
         223 Assured Guaranty Ltd.                     11,195
         170 Axis Capital Holdings Ltd.                 9,260
         106 Brown & Brown, Inc.                        7,450
         236 BRP Group, Inc., Class A (a)               8,522
         454 Chubb Ltd.                                87,763
         863 Cincinnati Financial Corp.                98,322
         560 CNA Financial Corp.                       24,685
         554 CNO Financial Group, Inc.                 13,207
          64 eHealth, Inc. (a)                          1,632
         331 Employers Holdings, Inc.                  13,697
          56 Enstar Group Ltd. (a)                     13,865
          33 Erie Indemnity Co., Class A                6,358
         118 Everest Re Group Ltd.                     32,323
         648 Fidelity National Financial, Inc.         33,813

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
         438 First American Financial Corp.    $       34,265
       3,483 Genworth Financial, Inc.,
                Class A (a)                            14,106
         264 Globe Life, Inc.                          24,742
          69 Goosehead Insurance, Inc.,
                Class A                                 8,975
         181 Hanover Insurance Group (The),
                Inc.                                   23,722
       1,123 Hartford Financial Services Group
                (The), Inc.                            77,532
         118 HCI Group, Inc.                            9,858
         262 Horace Mann Educators Corp.               10,139
         118 Kemper Corp.                               6,937
         257 Lincoln National Corp.                    17,543
         436 Loews Corp.                               25,183
          24 Markel Corp. (a)                          29,616
         234 Mercury General Corp.                     12,416
         634 MetLife, Inc.                             39,619
       1,271 Old Republic International Corp.          31,241
          77 Primerica, Inc.                           11,802
         273 Principal Financial Group, Inc.           19,746
         873 Progressive (The) Corp.                   89,613
         750 Prudential Financial, Inc.                81,180
         211 Reinsurance Group of America,
                Inc.                                   23,102
          84 RenaissanceRe Holdings Ltd.               14,224
          59 RLI Corp.                                  6,614
         164 Safety Insurance Group, Inc.              13,945
         311 Selective Insurance Group, Inc.           25,483
       1,411 SiriusPoint Ltd. (a)                      11,471
         207 Stewart Information Services
                Corp.                                  16,504
         519 Travelers (The) Cos., Inc.                81,187
         938 Unum Group                                23,047
         241 W.R. Berkley Corp.                        19,856
          12 White Mountains Insurance Group
                Ltd.                                   12,167
                                               --------------
                                                    1,632,364
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 1.0%
          37 Alphabet, Inc., Class A (a)              107,191
         332 Cargurus, Inc. (a)                        11,168
         218 fuboTV, Inc. (a) (c)                       3,383
         226 IAC/InterActiveCorp (a)                   29,540
       1,068 Snap, Inc., Class A (a)                   50,228
         203 Ziff Davis, Inc. (a)                      22,505
         288 ZoomInfo Technologies, Inc. (a)           18,490
                                               --------------
                                                      242,505
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.6%
          86 1-800-Flowers.com, Inc.,
                Class A (a)                             2,010
       1,416 eBay, Inc.                                94,164
          94 Etsy, Inc. (a)                            20,581
          33 Overstock.com, Inc. (a)                    1,947
       1,470 Qurate Retail, Inc., Series A             11,172
         127 Revolve Group, Inc. (a)                    7,117
          92 Shutterstock, Inc.                        10,201
                                               --------------
                                                      147,192
                                               --------------

                        See Notes to Financial Statements                Page 21


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             IT SERVICES -- 2.9%
         184 Accenture PLC, Class A            $       76,277
          91 Alliance Data Systems Corp.                6,058
         118 Broadridge Financial Solutions,
                Inc.                                   21,573
         700 Cloudflare, Inc., Class A (a)             92,050
         528 Cognizant Technology Solutions
                Corp., Class A                         46,844
       1,189 Conduent, Inc. (a)                         6,349
          54 CSG Systems International, Inc.            3,111
         700 DXC Technology Co. (a)                    22,533
         138 EPAM Systems, Inc. (a)                    92,246
         114 EVERTEC, Inc.                              5,698
          84 ExlService Holdings, Inc. (a)             12,161
         324 Gartner, Inc. (a)                        108,320
         123 Genpact Ltd.                               6,529
         447 Grid Dynamics Holdings, Inc. (a)          16,973
          36 Jack Henry & Associates, Inc.              6,012
         282 Maximus, Inc.                             22,467
         168 MongoDB, Inc. (a)                         88,931
         113 Perficient, Inc. (a)                      14,610
         130 Snowflake, Inc., Class A (a)              44,037
         782 SolarWinds Corp.                          11,096
         103 Switch, Inc., Class A                      2,950
         126 TTEC Holdings, Inc.                       11,409
         208 Unisys Corp. (a)                           4,278
         581 Western Union (The) Co.                   10,365
                                               --------------
                                                      732,877
                                               --------------
             LEISURE PRODUCTS -- 0.7%
         112 Acushnet Holdings Corp.                    5,945
         247 Brunswick Corp.                           24,880
       1,063 Callaway Golf Co. (a)                     29,169
         132 Hasbro, Inc.                              13,435
          99 Johnson Outdoors, Inc., Class A            9,275
          38 Malibu Boats, Inc., Class A (a)            2,612
         633 Mattel, Inc. (a)                          13,648
         197 Polaris, Inc.                             21,652
         629 Smith & Wesson Brands, Inc.               11,196
         107 Sturm Ruger & Co., Inc.                    7,278
         259 Vista Outdoor, Inc. (a)                   11,932
         206 YETI Holdings, Inc. (a)                   17,063
                                               --------------
                                                      168,085
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 3.5%
         376 Agilent Technologies, Inc.                60,028
       2,411 Avantor, Inc. (a)                        101,599
         132 Bio-Rad Laboratories, Inc.,
                Class A (a)                            99,735
          81 Bio-Techne Corp.                          41,904
         301 Bruker Corp.                              25,257
         191 Charles River Laboratories
                International, Inc. (a)                71,965
         112 Codexis, Inc. (a)                          3,502
         259 Danaher Corp.                             85,214
          93 Medpace Holdings, Inc. (a)                20,240
         122 NeoGenomics, Inc. (a)                      4,163
         569 PerkinElmer, Inc.                        114,403

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES
                (CONTINUED)
         102 Repligen Corp. (a)                $       27,014
         201 Syneos Health, Inc. (a)                   20,639
         103 Thermo Fisher Scientific, Inc.            68,726
         166 Waters Corp. (a)                          61,852
         186 West Pharmaceutical Services,
                Inc.                                   87,236
                                               --------------
                                                      893,477
                                               --------------
             MACHINERY -- 3.0%
          96 AGCO Corp.                                11,138
          19 Alamo Group, Inc.                          2,796
         148 Allison Transmission Holdings,
                Inc.                                    5,380
          94 Altra Industrial Motion Corp.              4,848
          49 Astec Industries, Inc.                     3,394
         126 Barnes Group, Inc.                         5,870
         123 Chart Industries, Inc. (a)                19,617
         257 Colfax Corp. (a)                          11,814
         186 Crane Co.                                 18,922
         262 Cummins, Inc.                             57,153
         204 Donaldson Co., Inc.                       12,089
         209 Evoqua Water Technologies
                Corp. (a)                               9,771
          68 Federal Signal Corp.                       2,947
         339 Flowserve Corp.                           10,373
       1,118 Fortive Corp.                             85,292
       1,083 Gates Industrial Corp. PLC (a)            17,231
          73 Gorman-Rupp (The) Co.                      3,252
          61 Greenbrier (The) Cos., Inc.                2,799
         128 Helios Technologies, Inc.                 13,462
         122 Hillenbrand, Inc.                          6,343
          39 Kadant, Inc.                               8,989
         152 Kennametal, Inc.                           5,458
          46 Lincoln Electric Holdings, Inc.            6,416
         368 Meritor, Inc. (a)                          9,119
         103 Middleby (The) Corp. (a)                  20,266
         254 Mueller Industries, Inc.                  15,077
          24 Nordson Corp.                              6,127
         230 Oshkosh Corp.                             25,923
         238 Otis Worldwide Corp.                      20,723
         750 PACCAR, Inc.                              66,195
         211 Parker-Hannifin Corp.                     67,123
          39 Proto Labs, Inc. (a)                       2,003
          28 RBC Bearings, Inc. (a)                     5,655
         207 Shyft Group (The), Inc.                   10,170
         113 Snap-on, Inc.                             24,338
          49 SPX Corp. (a)                              2,924
          27 Standex International Corp.                2,988
         450 Stanley Black & Decker, Inc.              84,879
          62 Terex Corp.                                2,725
         359 Timken (The) Co.                          24,875
          62 Watts Water Technologies, Inc.,
                Class A                                12,039
         137 Westinghouse Air Brake
                Technologies Corp.                     12,619
          52 Woodward, Inc.                             5,692
                                               --------------
                                                      746,814
                                               --------------

Page 22                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MARINE -- 0.1%
         163 Kirby Corp. (a)                   $        9,685
         130 Matson, Inc.                              11,704
                                               --------------
                                                       21,389
                                               --------------
             MEDIA -- 1.5%
         283 Altice USA, Inc., Class A (a)              4,579
         224 AMC Networks, Inc., Class A (a)            7,715
         202 Boston Omaha Corp., Class A (a)            5,803
       3,856 Clear Channel Outdoor Holdings,
                Inc. (a)                               12,763
         701 Comcast Corp., Class A                    35,281
       1,158 Discovery, Inc., Class A (a) (c)          27,259
         677 DISH Network Corp., Class A (a)           21,962
         723 E.W. Scripps (The) Co.,
                Class A (a)                            13,990
         489 Fox Corp., Class A                        18,044
       1,956 Gannett Co., Inc. (a)                     10,426
         572 Gray Television, Inc.                     11,532
         209 iHeartMedia, Inc., Class A (a)             4,397
         160 Interpublic Group of (The) Cos.,
                Inc.                                    5,992
         100 John Wiley & Sons, Inc., Class A           5,727
         119 New York Times (The) Co.,
                Class A                                 5,748
         250 News Corp., Class A                        5,578
         193 Nexstar Media Group, Inc.,
                Class A                                29,139
         162 Omnicom Group, Inc.                       11,870
          73 Scholastic Corp.                           2,917
         330 Sinclair Broadcast Group, Inc.,
                Class A                                 8,722
         127 TechTarget, Inc. (a)                      12,149
         530 TEGNA, Inc.                                9,837
         348 Thryv Holdings, Inc. (a)                  14,313
       2,496 ViacomCBS, Inc., Class B                  75,329
         399 WideOpenWest, Inc. (a)                     8,586
                                               --------------
                                                      369,658
                                               --------------
             METALS & MINING -- 1.3%
         600 Alcoa Corp.                               35,748
       1,187 Cleveland-Cliffs, Inc. (a)                25,841
       1,693 Coeur Mining, Inc. (a)                     8,533
         343 Commercial Metals Co.                     12,447
          38 Materion Corp.                             3,494
       1,001 Nucor Corp.                              114,264
         207 Reliance Steel & Aluminum Co.             33,579
         298 Schnitzer Steel Industries, Inc.,
                Class A                                15,472
         502 Steel Dynamics, Inc.                      31,159
       1,338 United States Steel Corp.                 31,858
         198 Worthington Industries, Inc.              10,823
                                               --------------
                                                      323,218
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.8%
       1,863 AGNC Investment Corp.                     28,020
       3,490 Annaly Capital Management, Inc.           27,292
         704 Apollo Commercial Real Estate
                Finance, Inc.                           9,265

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
         564 Arbor Realty Trust, Inc.          $       10,332
         172 Blackstone Mortgage Trust, Inc.,
                Class A                                 5,267
         880 Chimera Investment Corp.                  13,270
         496 KKR Real Estate Finance Trust,
                Inc.                                   10,332
         237 Ladder Capital Corp.                       2,842
       2,858 MFA Financial, Inc.                       13,032
         950 New Residential Investment Corp.          10,175
       3,067 New York Mortgage Trust, Inc.             11,409
         531 PennyMac Mortgage Investment
                Trust                                   9,202
         724 Ready Capital Corp.                       11,316
       1,013 Redwood Trust, Inc.                       13,361
         844 TPG RE Finance Trust, Inc.                10,398
       2,060 Two Harbors Investment Corp.              11,886
                                               --------------
                                                      197,399
                                               --------------
             MULTILINE RETAIL -- 1.0%
         301 Big Lots, Inc.                            13,560
          76 Dillard's, Inc., Class A                  18,622
         614 Dollar Tree, Inc. (a)                     86,279
         296 Franchise Group, Inc.                     15,439
         624 Kohl's Corp.                              30,819
       1,040 Macy's, Inc.                              27,227
         292 Ollie's Bargain Outlet Holdings,
                Inc. (a)                               14,948
         172 Target Corp.                              39,808
                                               --------------
                                                      246,702
                                               --------------
             MULTI-UTILITIES -- 1.6%
         483 Ameren Corp.                              42,992
         267 Avista Corp.                              11,345
         124 Black Hills Corp.                          8,751
         717 CenterPoint Energy, Inc.                  20,012
         197 CMS Energy Corp.                          12,815
         816 Consolidated Edison, Inc.                 69,621
         268 Dominion Energy, Inc.                     21,054
         707 DTE Energy Co.                            84,515
         792 MDU Resources Group, Inc.                 24,425
         486 NiSource, Inc.                            13,418
         182 NorthWestern Corp.                        10,403
         643 Public Service Enterprise Group,
                Inc.                                   42,907
         444 WEC Energy Group, Inc.                    43,099
                                               --------------
                                                      405,357
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.6%
          76 Altus Midstream Co., Class A               4,660
         251 Antero Midstream Corp.                     2,430
         694 Antero Resources Corp. (a)                12,145
         274 APA Corp.                                  7,368
         254 California Resources Corp.                10,848
         213 Callon Petroleum Co. (a)                  10,064
       1,010 Cheniere Energy, Inc.                    102,434
         477 Chesapeake Energy Corp.                   30,776
         387 Chevron Corp.                             45,414

                        See Notes to Financial Statements                Page 23


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
         163 Civitas Resources, Inc.           $        7,982
         207 CNX Resources Corp. (a)                    2,846
       1,262 Comstock Resources, Inc. (a)              10,210
         578 ConocoPhillips                            41,720
         382 Continental Resources, Inc.               17,098
         557 Coterra Energy, Inc.                      10,583
         800 Crescent Energy, Inc.,
                Class A (a)                            10,144
         149 Denbury, Inc. (a)                         11,412
         662 Devon Energy Corp.                        29,161
         249 Diamondback Energy, Inc.                  26,855
         983 EOG Resources, Inc.                       87,320
       1,030 Equitrans Midstream Corp.                 10,650
         316 HollyFrontier Corp.                       10,358
       3,537 Kinder Morgan, Inc.                       56,097
         882 Kosmos Energy Ltd. (a)                     3,052
         129 Laredo Petroleum, Inc. (a)                 7,757
         588 Magnolia Oil & Gas Corp., Class A         11,096
       1,290 Marathon Oil Corp.                        21,182
         343 Matador Resources Co.                     12,664
         367 Northern Oil And Gas, Inc.                 7,553
         131 Oasis Petroleum, Inc.                     16,505
       1,700 ONEOK, Inc.                               99,892
         893 Ovintiv, Inc.                             30,094
         499 Par Pacific Holdings, Inc. (a)             8,228
         276 PDC Energy, Inc.                          13,463
         577 Range Resources Corp. (a)                 10,288
         208 Renewable Energy Group, Inc. (a)           8,828
         496 SM Energy Co.                             14,622
       1,887 Southwestern Energy Co. (a)                8,793
         379 Talos Energy, Inc. (a)                     3,714
         597 Targa Resources Corp.                     31,187
       1,337 Tellurian, Inc. (a)                        4,118
         223 Whiting Petroleum Corp. (a)               14,424
         756 Williams (The) Cos., Inc.                 19,686
         233 World Fuel Services Corp.                  6,167
                                               --------------
                                                      911,888
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.2%
         479 Louisiana-Pacific Corp.                   37,530
         227 Schweitzer-Mauduit International,
                Inc.                                    6,787
                                               --------------
                                                       44,317
                                               --------------
             PERSONAL PRODUCTS -- 0.2%
         340 BellRing Brands, Inc.,
                Class A (a)                             9,700
         216 Edgewell Personal Care Co.                 9,873
         139 Herbalife Nutrition Ltd. (a)               5,689
         140 Inter Parfums, Inc.                       14,966
         322 Nu Skin Enterprises, Inc.,
                Class A                                16,342
          57 USANA Health Sciences, Inc. (a)            5,769
                                               --------------
                                                       62,339
                                               --------------
             PHARMACEUTICALS -- 1.1%
         979 Amneal Pharmaceuticals, Inc. (a)           4,689
         143 Arvinas, Inc. (a)                         11,746
         593 Catalent, Inc. (a)                        75,922

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
          86 Eli Lilly & Co.                   $       23,755
         463 Fulcrum Therapeutics, Inc. (a)             8,190
         204 Harmony Biosciences Holdings,
                Inc. (a)                                8,699
         626 Innoviva, Inc. (a)                        10,799
          46 Jazz Pharmaceuticals PLC (a)               5,860
          93 Pacira BioSciences, Inc. (a)               5,596
       1,376 Pfizer, Inc.                              81,253
          93 Prestige Consumer Healthcare,
                Inc. (a)                                5,640
         293 Supernus Pharmaceuticals,
                Inc. (a)                                8,544
       1,301 Viatris, Inc.                             17,603
                                               --------------
                                                      268,296
                                               --------------
             PROFESSIONAL SERVICES -- 1.2%
         104 ASGN, Inc. (a)                            12,834
          74 Booz Allen Hamilton Holding
                Corp.                                   6,274
          90 CACI International, Inc.,
                Class A (a)                            24,229
          81 CBIZ, Inc. (a)                             3,169
         350 Dun & Bradstreet Holdings,
                Inc. (a)                                7,171
         311 Equifax, Inc.                             91,058
         156 Exponent, Inc.                            18,210
         131 FTI Consulting, Inc. (a)                  20,098
          29 ICF International, Inc.                    2,974
         118 Insperity, Inc.                           13,937
          44 Jacobs Engineering Group, Inc.             6,126
         144 Korn Ferry                                10,905
         122 Leidos Holdings, Inc.                     10,846
          54 ManpowerGroup, Inc.                        5,256
          69 ManTech International Corp.,
                Class A                                 5,032
         234 Robert Half International, Inc.           26,096
         206 Science Applications International
                Corp.                                  17,219
          62 TriNet Group, Inc. (a)                     5,906
         193 TrueBlue, Inc. (a)                         5,340
         130 Upwork, Inc. (a)                           4,441
                                               --------------
                                                      297,121
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.9%
       1,013 CBRE Group, Inc., Class A (a)            109,920
         102 Douglas Elliman, Inc. (a)                  1,173
         591 eXp World Holdings, Inc.                  19,911
         561 Forestar Group, Inc. (a)                  12,202
         133 Howard Hughes (The) Corp. (a)             13,537
          71 Jones Lang LaSalle, Inc. (a)              19,123
         500 Kennedy-Wilson Holdings, Inc.             11,940
         129 Marcus & Millichap, Inc. (a)               6,638
         913 Newmark Group, Inc., Class A              17,073
         744 Realogy Holdings Corp. (a)                12,507
          62 St. Joe (The) Co.                          3,227
                                               --------------
                                                      227,251
                                               --------------

Page 24                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ROAD & RAIL -- 1.5%
          37 AMERCO                            $       26,870
          96 ArcBest Corp.                             11,506
         254 Avis Budget Group, Inc. (a)               52,672
         659 CSX Corp.                                 24,778
         652 Heartland Express, Inc.                   10,967
          70 J.B. Hunt Transport Services,
                Inc.                                   14,308
         574 Knight-Swift Transportation
                Holdings, Inc.                         34,979
          74 Landstar System, Inc.                     13,247
         666 Marten Transport Ltd.                     11,429
          82 Norfolk Southern Corp.                    24,412
         207 Old Dominion Freight Line, Inc.           74,185
         127 Ryder System, Inc.                        10,469
          99 Saia, Inc. (a)                            33,366
         460 Schneider National, Inc., Class B         12,379
         236 Werner Enterprises, Inc.                  11,248
         221 XPO Logistics, Inc. (a)                   17,112
                                               --------------
                                                      383,927
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.3%
          94 ACM Research, Inc., Class A (a)            8,015
         576 Advanced Micro Devices, Inc. (a)          82,886
          68 Ambarella, Inc. (a)                       13,797
       1,178 Amkor Technology, Inc.                    29,203
          56 Axcelis Technologies, Inc. (a)             4,175
         287 Azenta, Inc.                              29,593
          32 Cirrus Logic, Inc. (a)                     2,945
         144 Diodes, Inc. (a)                          15,813
         140 Entegris, Inc.                            19,401
         247 First Solar, Inc. (a)                     21,529
         127 Ichor Holdings Ltd. (a)                    5,846
          46 Impinj, Inc. (a)                           4,080
       1,851 Intel Corp.                               95,326
         363 Lattice Semiconductor Corp. (a)           27,973
         121 MACOM Technology Solutions
                Holdings, Inc. (a)                      9,474
         266 MaxLinear, Inc. (a)                       20,054
       1,389 Micron Technology, Inc.                  129,385
         117 MKS Instruments, Inc.                     20,378
         162 Monolithic Power Systems, Inc.            79,919
         286 NVIDIA Corp.                              84,115
         129 ON Semiconductor Corp. (a)                 8,762
         144 Onto Innovation, Inc. (a)                 14,577
         297 Power Integrations, Inc.                  27,588
         118 Rambus, Inc. (a)                           3,468
         100 Semtech Corp. (a)                          8,893
          64 SiTime Corp. (a)                          18,723
         131 Synaptics, Inc. (a)                       37,926
         353 Veeco Instruments, Inc. (a)               10,050
                                               --------------
                                                      833,894
                                               --------------
             SOFTWARE -- 5.3%
         776 A10 Networks, Inc.                        12,866
          38 Altair Engineering, Inc.,
                Class A (a)                             2,938
         193 Anaplan, Inc. (a)                          8,849
         283 Asana, Inc., Class A (a)                  21,098

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
         101 Avalara, Inc. (a)                 $       13,040
          97 Bentley Systems, Inc., Class B             4,688
         369 Bill.com Holdings, Inc. (a)               91,936
          81 Black Knight, Inc. (a)                     6,714
         100 Blackline, Inc. (a)                       10,354
         130 Cadence Design Systems, Inc. (a)          24,225
         138 CDK Global, Inc.                           5,760
         104 Ceridian HCM Holding, Inc. (a)            10,864
          69 CommVault Systems, Inc. (a)                4,755
         160 Crowdstrike Holdings, Inc.,
                Class A (a)                            32,760
         558 Datadog, Inc., Class A (a)                99,385
          86 Digital Turbine, Inc. (a)                  5,245
          93 Domo, Inc., Class B (a)                    4,613
         402 Dropbox, Inc., Class A (a)                 9,865
         331 Dynatrace, Inc. (a)                       19,976
         119 Elastic N.V. (a)                          14,648
          78 Everbridge, Inc. (a)                       5,252
         338 Fortinet, Inc. (a)                       121,477
          50 Guidewire Software, Inc. (a)               5,676
         146 HubSpot, Inc. (a)                         96,236
         110 Intuit, Inc.                              70,754
          68 Jamf Holding Corp. (a)                     2,585
          77 Manhattan Associates, Inc. (a)            11,973
          82 Marathon Digital Holdings,
                Inc. (a)                                2,694
         123 Mimecast Ltd. (a)                          9,787
          82 nCino, Inc. (a)                            4,499
          37 New Relic, Inc. (a)                        4,069
         312 Nutanix, Inc., Class A (a)                 9,940
         679 Oracle Corp.                              59,216
         206 Palo Alto Networks, Inc. (a)             114,693
         119 Paycom Software, Inc. (a)                 49,408
          84 Paylocity Holding Corp. (a)               19,837
         107 Progress Software Corp.                    5,165
         208 Rapid7, Inc. (a)                          24,480
         394 SecureWorks Corp., Class A (a)             6,292
          32 ServiceNow, Inc. (a)                      20,772
          86 Smartsheet, Inc., Class A (a)              6,661
         107 Sprout Social, Inc., Class A (a)           9,704
          64 SPS Commerce, Inc. (a)                     9,110
          66 Synopsys, Inc. (a)                        24,321
         113 Tenable Holdings, Inc. (a)                 6,223
         512 Teradata Corp. (a)                        21,745
         469 Unity Software, Inc. (a)                  67,062
         290 Varonis Systems, Inc. (a)                 14,146
         648 Vonage Holdings Corp. (a)                 13,472
         167 Workiva, Inc. (a)                         21,792
         139 Xperi Holding Corp.                        2,628
         301 Zscaler, Inc. (a)                         96,720
                                               --------------
                                                    1,342,968
                                               --------------
             SPECIALTY RETAIL -- 3.9%
         278 Abercrombie & Fitch Co.,
                Class A (a)                             9,683
         261 Academy Sports & Outdoors,
                Inc. (a)                               11,458
          28 Advance Auto Parts, Inc.                   6,717
         228 American Eagle Outfitters, Inc.            5,773

                        See Notes to Financial Statements                Page 25


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SPECIALTY RETAIL (CONTINUED)
          40 Asbury Automotive Group, Inc. (a) $        6,909
         241 AutoNation, Inc. (a)                      28,161
          58 AutoZone, Inc. (a)                       121,591
       1,564 Bath & Body Works, Inc.                  109,152
         453 Bed Bath & Beyond, Inc. (a) (c)            6,605
         747 Best Buy Co., Inc.                        75,895
         147 Boot Barn Holdings, Inc. (a)              18,088
         132 Buckle (The), Inc.                         5,585
          66 Carvana Co. (a)                           15,298
         104 Children's Place (The), Inc. (a)           8,246
         246 Dick's Sporting Goods, Inc.               28,288
          33 Five Below, Inc. (a)                       6,827
         243 Floor & Decor Holdings, Inc.,
                Class A (a)                            31,592
         643 Foot Locker, Inc.                         28,054
       1,036 Gap (The), Inc.                           18,285
          70 Group 1 Automotive, Inc.                  13,665
         124 Guess?, Inc.                               2,936
         111 Hibbett, Inc.                              7,984
          93 Lithia Motors, Inc.                       27,616
         269 MarineMax, Inc. (a)                       15,882
          16 Murphy USA, Inc.                           3,188
         184 National Vision Holdings,
                Inc. (a)                                8,830
         129 O'Reilly Automotive, Inc. (a)             91,104
         130 ODP (The) Corp. (a)                        5,106
         292 Penske Automotive Group, Inc.             31,308
         186 Rent-A-Center, Inc.                        8,936
          27 RH (a)                                    14,470
         310 Sally Beauty Holdings, Inc. (a)            5,723
         132 Signet Jewelers Ltd.                      11,488
          28 Sleep Number Corp. (a)                     2,145
         199 Sonic Automotive, Inc., Class A            9,841
         487 Tractor Supply Co.                       116,198
         440 Urban Outfitters, Inc. (a)                12,918
         167 Williams-Sonoma, Inc.                     28,245
         329 Zumiez, Inc. (a)                          15,789
                                               --------------
                                                      975,579
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 1.0%
         139 Apple, Inc.                               24,682
          90 Avid Technology, Inc. (a)                  2,931
       5,537 Hewlett Packard Enterprise Co.            87,319
         262 NetApp, Inc.                              24,101
         701 Pure Storage, Inc., Class A (a)           22,818
         143 Super Micro Computer, Inc. (a)             6,285
       1,049 Western Digital Corp. (a)                 68,405
         648 Xerox Holdings Corp.                      14,671
                                               --------------
                                                      251,212
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.6%
          53 Carter's, Inc.                             5,365
         184 Columbia Sportswear Co.                   17,929
         204 Crocs, Inc. (a)                           26,157
          49 Deckers Outdoor Corp. (a)                 17,949
         461 G-III Apparel Group Ltd. (a)              12,742

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS
                (CONTINUED)
         104 Kontoor Brands, Inc.              $        5,330
         171 PVH Corp.                                 18,237
          53 Ralph Lauren Corp.                         6,299
         419 Skechers U.S.A., Inc.,
                Class A (a)                            18,185
         318 Tapestry, Inc.                            12,911
         582 Under Armour, Inc., Class A (a)           12,332
                                               --------------
                                                      153,436
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.8%
         152 Axos Financial, Inc. (a)                   8,498
         141 Columbia Financial, Inc. (a)               2,941
         668 Essent Group Ltd.                         30,414
          24 Federal Agricultural Mortgage
                Corp., Class C                          2,974
         420 Kearny Financial Corp.                     5,565
         199 Merchants Bancorp                          9,419
         873 MGIC Investment Corp.                     12,589
         318 Mr. Cooper Group, Inc. (a)                13,232
       1,370 New York Community Bancorp, Inc.          16,728
         578 NMI Holdings, Inc., Class A (a)           12,629
         590 Northwest Bancshares, Inc.                 8,354
         213 PennyMac Financial Services, Inc.         14,863
         328 Premier Financial Corp.                   10,139
         334 Provident Financial Services,
                Inc.                                    8,089
         574 Radian Group, Inc.                        12,129
          92 Walker & Dunlop, Inc.                     13,881
         152 Washington Federal, Inc.                   5,074
         152 WSFS Financial Corp.                       7,618
                                               --------------
                                                      195,136
                                               --------------
             TOBACCO -- 0.1%
         217 Universal Corp.                           11,918
         204 Vector Group Ltd.                          2,342
                                               --------------
                                                       14,260
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.0%
         747 Air Lease Corp.                           33,040
          58 Applied Industrial Technologies,
                Inc.                                    5,957
         164 Beacon Roofing Supply, Inc. (a)            9,405
         242 Boise Cascade Co.                         17,230
          58 GATX Corp.                                 6,043
         179 GMS, Inc. (a)                             10,760
          80 Herc Holdings, Inc.                       12,524
         109 McGrath RentCorp                           8,748
          32 MSC Industrial Direct Co., Inc.,
                Class A                                 2,690
         231 Rush Enterprises, Inc., Class A           12,853
         148 SiteOne Landscape Supply,
                Inc. (a)                               35,857
         201 Triton International Ltd.                 12,106
          57 United Rentals, Inc. (a)                  18,941
         219 Univar Solutions, Inc. (a)                 6,209
          88 Veritiv Corp. (a)                         10,786
          22 Watsco, Inc.                               6,883
         254 WESCO International, Inc. (a)             33,424
                                               --------------
                                                      243,456
                                               --------------

Page 26                 See Notes to Financial Statements


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             WATER UTILITIES -- 0.1%
          89 California Water Service Group    $        6,395
         256 Essential Utilities, Inc.                 13,745
          77 Middlesex Water Co.                        9,263
          40 SJW Group                                  2,928
                                               --------------
                                                       32,331
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.3%
         302 Gogo, Inc. (a)                             4,086
         331 Shenandoah Telecommunications
                Co.                                     8,440
         670 Telephone and Data Systems, Inc.          13,501
         307 T-Mobile US, Inc. (a)                     35,606
         410 United States Cellular Corp. (a)          12,923
                                               --------------
                                                       74,556
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          25,201,720
             (Cost $21,723,060)                --------------

             MONEY MARKET FUNDS -- 0.4%
      46,775 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.01% (d) (e)                          46,775
      57,234 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (d)                      57,234
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 0.4%                               104,009
             (Cost $104,009)                   --------------

 PRINCIPAL
   VALUE     DESCRIPTION                           VALUE
-------------------------------------------------------------
             REPURCHASE AGREEMENTS -- 0.1%
$     20,769 BNP Paribas S.A., 0.03% (d),
                dated 12/31/21, due 01/03/22,
                with a maturity value of
                $20,769. Collateralized by
                U.S. Treasury Note interest
                rate of 1.50%, due 11/30/28.
                The value of the collateral
                including accrued interest
                is $21,175. (e)                        20,769
             (Cost $20,769)                    --------------

             TOTAL INVESTMENTS -- 100.4%           25,326,498
             (Cost $21,847,838) (f)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.4)%                (103,230)
                                               --------------
             NET ASSETS -- 100.0%              $   25,223,268
                                               ==============

(a)   Non-income producing security.

(b)   This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended.

(c)   All or a portion of this security is on loan (see Note 2D - Securities
      Lending in the Notes to Financial Statements). The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. The aggregate value of such securities is $65,395 and the total value of the collateral held by the Fund is $67,544.

(d)   Rate shown reflects yield as of December 31, 2021.

(e)   This security serves as collateral for securities on loan.

(f)   Aggregate cost for federal income tax purposes is $21,957,413. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $4,018,858 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $649,773. The net unrealized appreciation was $3,369,085.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                             LEVEL 2       LEVEL 3
                  TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                 VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                12/31/2021      PRICES        INPUTS        INPUTS
Common         ------------------------------------------------------
  Stocks*      $ 25,201,720  $ 25,201,720  $         --  $         --
Money Market
  Funds             104,009       104,009            --            --
Repurchase
  Agreements         20,769            --        20,769            --
               ------------------------------------------------------
Total
  Investments  $ 25,326,498  $ 25,305,729  $     20,769  $         --
               ======================================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 27


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities
in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities
Lending Agency Agreement. Securities lent in accordance with the Securities
Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $       65,395
Non-cash Collateral(2)                                (65,395)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1)   The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value," is not offset and is shown on a gross basis.

(2)   At December 31, 2021, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)     $       20,769
Non-cash Collateral(4)                                (20,769)
                                               --------------
Net Amount                                     $           --
                                               ==============

(3)   The amount is included in "Investments, at value" on the Statements of
      Assets and Liabilities.

(4)   At December 31, 2021, the value of the collateral received from each seller exceeded the value of the repurchase agreements.

Page 28                 See Notes to Financial Statements


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.4%
         186 Boeing (The) Co. (a)              $       37,446
          74 General Dynamics Corp.                    15,427
          14 HEICO Corp.                                2,019
          58 L3Harris Technologies, Inc.               12,368
          87 Lockheed Martin Corp.                     30,921
          46 Northrop Grumman Corp.                    17,805
         474 Raytheon Technologies Corp.               40,792
          55 Textron, Inc.                              4,246
          15 TransDigm Group, Inc. (a)                  9,544
                                               --------------
                                                      170,568
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.6%
          49 Expeditors International of
                Washington, Inc.                        6,580
          74 FedEx Corp.                               19,139
         231 United Parcel Service, Inc.,
                Class B                                49,513
                                               --------------
                                                       75,232
                                               --------------
             AIRLINES -- 0.2%
         203 Delta Air Lines, Inc. (a)                  7,933
         159 Southwest Airlines Co. (a)                 6,812
          94 United Airlines Holdings,
                Inc. (a)                                4,115
                                               --------------
                                                       18,860
                                               --------------
             AUTO COMPONENTS -- 0.1%
          86 Aptiv PLC (a)                             14,186
                                               --------------
             AUTOMOBILES -- 2.6%
       1,242 Ford Motor Co.                            25,796
         404 General Motors Co. (a)                    23,687
         264 Tesla, Inc. (a)                          278,990
                                               --------------
                                                      328,473
                                               --------------
             BANKS -- 3.9%
       2,279 Bank of America Corp.                    101,393
         628 Citigroup, Inc.                           37,925
         119 Citizens Financial Group, Inc.             5,623
         188 Fifth Third Bancorp                        8,187
          57 First Republic Bank                       11,771
         430 Huntington Bancshares, Inc.                6,631
         935 JPMorgan Chase & Co.                     148,057
         253 KeyCorp                                    5,852
          38 M&T Bank Corp.                             5,836
         134 PNC Financial Services Group
                (The), Inc.                            26,870
         284 Regions Financial Corp.                    6,191
          18 SVB Financial Group (a)                   12,208
         422 Truist Financial Corp.                    24,708
         427 U.S. Bancorp                              23,984
       1,262 Wells Fargo & Co.                         60,551
                                               --------------
                                                      485,787
                                               --------------
             BEVERAGES -- 1.5%
          98 Brown-Forman Corp., Class B                7,140
       1,244 Coca-Cola (The) Co.                       73,657
          52 Constellation Brands, Inc.,
                Class A                                13,051
         278 Keurig Dr Pepper, Inc.                    10,247
         111 Monster Beverage Corp. (a)                10,660

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             BEVERAGES (CONTINUED)
         438 PepsiCo, Inc.                     $       76,085
                                               --------------
                                                      190,840
                                               --------------
             BIOTECHNOLOGY -- 1.9%
         559 AbbVie, Inc.                              75,689
          29 Alnylam Pharmaceuticals, Inc. (a)          4,918
         168 Amgen, Inc.                               37,795
          39 Biogen, Inc. (a)                           9,357
          45 Exact Sciences Corp. (a)                   3,502
         337 Gilead Sciences, Inc.                     24,469
          67 Horizon Therapeutics PLC (a)               7,220
          60 Incyte Corp. (a)                           4,404
         115 Moderna, Inc. (a)                         29,208
          26 Regeneron Pharmaceuticals,
                Inc. (a)                               16,419
          54 Seagen, Inc. (a)                           8,348
          76 Vertex Pharmaceuticals, Inc. (a)          16,690
                                               --------------
                                                      238,019
                                               --------------
             BUILDING PRODUCTS -- 0.4%
         219 Carrier Global Corp.                      11,879
         223 Johnson Controls International
                PLC                                    18,132
          73 Masco Corp.                                5,126
          68 Trane Technologies PLC                    13,738
                                               --------------
                                                       48,875
                                               --------------
             CAPITAL MARKETS -- 3.4%
          33 Ameriprise Financial, Inc.                 9,955
         238 Bank of New York Mellon (The)
                Corp.                                  13,823
          43 BlackRock, Inc.                           39,369
         217 Blackstone, Inc.                          28,078
          77 Carlyle Group (The), Inc.                  4,227
         453 Charles Schwab (The) Corp.                38,097
         103 CME Group, Inc.                           23,531
          49 Coinbase Global, Inc.,
                Class A (a)                            12,366
          94 Franklin Resources, Inc.                   3,148
         106 Goldman Sachs Group (The), Inc.           40,550
         178 Intercontinental Exchange, Inc.           24,345
         185 KKR & Co., Inc.                           13,782
          10 MarketAxess Holdings, Inc.                 4,113
          51 Moody's Corp.                             19,920
         449 Morgan Stanley                            44,074
          26 MSCI, Inc.                                15,930
          34 Nasdaq, Inc.                               7,140
          66 Northern Trust Corp.                       7,894
          59 Raymond James Financial, Inc.              5,924
          76 S&P Global, Inc.                          35,867
         116 State Street Corp.                        10,788
          67 T. Rowe Price Group, Inc.                 13,175
                                               --------------
                                                      416,096
                                               --------------
             CHEMICALS -- 1.2%
          66 Air Products and Chemicals, Inc.          20,081
          37 Albemarle Corp.                            8,649
          33 Celanese Corp.                             5,546
         231 Corteva, Inc.                             10,922
         220 Dow, Inc.                                 12,478

                        See Notes to Financial Statements                Page 29


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
         164 DuPont de Nemours, Inc.           $       13,248
          37 Eastman Chemical Co.                       4,474
          81 Ecolab, Inc.                              19,002
          72 International Flavors &
                Fragrances, Inc.                       10,847
          65 LyondellBasell Industries N.V.,
                Class A                                 5,995
          71 PPG Industries, Inc.                      12,243
          76 Sherwin-Williams (The) Co.                26,764
                                               --------------
                                                      150,249
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.5%
          28 Cintas Corp.                              12,409
          70 Copart, Inc. (a)                          10,613
          66 Republic Services, Inc.                    9,204
          86 Rollins, Inc.                              2,942
         132 Waste Management, Inc.                    22,031
                                               --------------
                                                       57,199
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.9%
          76 Arista Networks, Inc. (a)                 10,925
       1,335 Cisco Systems, Inc.                       84,599
          47 Motorola Solutions, Inc.                  12,770
           2 Ubiquiti, Inc.                               613
                                               --------------
                                                      108,907
                                               --------------
             CONSTRUCTION MATERIALS -- 0.1%
          17 Martin Marietta Materials, Inc.            7,489
          39 Vulcan Materials Co.                       8,095
                                               --------------
                                                       15,584
                                               --------------
             CONSUMER FINANCE -- 0.6%
         110 Ally Financial, Inc.                       5,237
         199 American Express Co.                      32,557
         128 Capital One Financial Corp.               18,572
          86 Discover Financial Services                9,938
         147 Synchrony Financial                        6,819
                                               --------------
                                                       73,123
                                               --------------
             CONTAINERS & PACKAGING -- 0.2%
          23 Avery Dennison Corp.                       4,981
          94 Ball Corp.                                 9,050
         100 International Paper Co.                    4,698
                                               --------------
                                                       18,729
                                               --------------
             DISTRIBUTORS -- 0.1%
          42 Genuine Parts Co.                          5,888
          92 LKQ Corp.                                  5,523
          12 Pool Corp.                                 6,792
                                               --------------
                                                       18,203
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.9%
         388 Berkshire Hathaway, Inc.,
                Class B (a)                           116,012
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.0%
       2,147 AT&T, Inc.                        $       52,816
       1,328 Verizon Communications, Inc.              69,003
                                               --------------
                                                      121,819
                                               --------------
             ELECTRIC UTILITIES -- 1.6%
          73 Alliant Energy Corp.                       4,487
         151 American Electric Power Co., Inc.         13,435
         231 Duke Energy Corp.                         24,232
         113 Edison International                       7,712
          57 Entergy Corp.                              6,421
          69 Evergy, Inc.                               4,734
          96 Eversource Energy                          8,734
         276 Exelon Corp.                              15,942
         162 FirstEnergy Corp.                          6,738
         621 NextEra Energy, Inc.                      57,977
         389 PG&E Corp. (a)                             4,722
         221 PPL Corp.                                  6,643
         335 Southern (The) Co.                        22,974
         138 Xcel Energy, Inc.                          9,343
                                               --------------
                                                      194,094
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.6%
          73 AMETEK, Inc.                              10,734
         126 Eaton Corp. PLC                           21,775
         188 Emerson Electric Co.                      17,478
          19 Generac Holdings, Inc. (a)                 6,686
         155 Plug Power, Inc. (a)                       4,376
          35 Rockwell Automation, Inc.                 12,210
                                               --------------
                                                       73,259
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.7%
         165 Amphenol Corp., Class A                   14,431
          43 CDW Corp.                                  8,805
          51 Cognex Corp.                               3,966
         246 Corning, Inc.                              9,159
          55 Keysight Technologies, Inc. (a)           11,358
          98 TE Connectivity Ltd.                      15,811
          13 Teledyne Technologies, Inc. (a)            5,680
          71 Trimble, Inc. (a)                          6,190
          16 Zebra Technologies Corp.,
                Class A (a)                             9,523
                                               --------------
                                                       84,923
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.2%
         190 Baker Hughes Co.                           4,571
         263 Halliburton Co.                            6,015
         444 Schlumberger N.V.                         13,298
                                               --------------
                                                       23,884
                                               --------------
             ENTERTAINMENT -- 1.9%
         246 Activision Blizzard, Inc.                 16,366
         153 AMC Entertainment Holdings,
                Inc., Class A (a)                       4,162
          81 Electronic Arts, Inc.                     10,684
          55 Liberty Media Corp.-Liberty
                Formula One, Class C (a)                3,478

Page 30                 See Notes to Financial Statements


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT (CONTINUED)
          45 Live Nation Entertainment,
                Inc. (a)                       $        5,386
         130 Netflix, Inc. (a)                         78,317
          95 ROBLOX Corp., Class A (a)                  9,800
          34 Roku, Inc. (a)                             7,759
          34 Take-Two Interactive Software,
                Inc. (a)                                6,043
         575 Walt Disney (The) Co. (a)                 89,062
                                               --------------
                                                      231,057
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.7%
          42 Alexandria Real Estate Equities,
                Inc.                                    9,364
         144 American Tower Corp.                      42,120
          41 AvalonBay Communities, Inc.               10,356
          40 Boston Properties, Inc.                    4,607
          27 Camden Property Trust                      4,824
         130 Crown Castle International Corp.          27,136
          79 Digital Realty Trust, Inc.                13,973
         112 Duke Realty Corp.                          7,352
          27 Equinix, Inc.                             22,838
          49 Equity LifeStyle Properties, Inc.          4,295
          94 Equity Residential                         8,507
          19 Essex Property Trust, Inc.                 6,692
          39 Extra Space Storage, Inc.                  8,842
         159 Healthpeak Properties, Inc.                5,738
         179 Invitation Homes, Inc.                     8,116
          34 Mid-America Apartment
                Communities, Inc.                       7,801
         220 Prologis, Inc.                            37,039
          46 Public Storage                            17,230
         179 Realty Income Corp.                       12,815
          32 SBA Communications Corp.                  12,449
          97 Simon Property Group, Inc.                15,498
          36 Sun Communities, Inc.                      7,559
          92 UDR, Inc.                                  5,519
         117 Ventas, Inc.                               5,981
         169 VICI Properties, Inc.                      5,089
         128 Welltower, Inc.                           10,979
         211 Weyerhaeuser Co.                           8,689
          59 WP Carey, Inc.                             4,841
                                               --------------
                                                      336,249
                                               --------------
             FOOD & STAPLES RETAILING -- 1.4%
         140 Costco Wholesale Corp.                    79,478
         200 Kroger (The) Co.                           9,052
         162 Sysco Corp.                               12,725
         227 Walgreens Boots Alliance, Inc.            11,840
         450 Walmart, Inc.                             65,111
                                               --------------
                                                      178,206
                                               --------------
             FOOD PRODUCTS -- 0.8%
         150 Archer-Daniels-Midland Co.                10,138
         134 Conagra Brands, Inc.                       4,576
         192 General Mills, Inc.                       12,937
          43 Hershey (The) Co.                          8,319
          91 Hormel Foods Corp.                         4,442

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             FOOD PRODUCTS (CONTINUED)
          82 Kellogg Co.                       $        5,282
         225 Kraft Heinz (The) Co.                      8,078
          63 McCormick & Co., Inc.                      6,086
         441 Mondelez International, Inc.,
                Class A                                29,243
          93 Tyson Foods, Inc., Class A                 8,106
                                               --------------
                                                       97,207
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.0%
         560 Abbott Laboratories                       78,814
          12 ABIOMED, Inc. (a)                          4,310
          23 Align Technology, Inc. (a)                15,115
         143 Baxter International, Inc.                12,275
          85 Becton, Dickinson and Co.                 21,376
         419 Boston Scientific Corp. (a)               17,799
          14 Cooper (The) Cos., Inc.                    5,865
          59 DENTSPLY SIRONA, Inc.                      3,292
          27 Dexcom, Inc. (a)                          14,498
         198 Edwards Lifesciences Corp. (a)            25,651
          62 Hologic, Inc. (a)                          4,747
          24 IDEXX Laboratories, Inc. (a)              15,803
          14 Insulet Corp. (a)                          3,725
         105 Intuitive Surgical, Inc. (a)              37,726
          15 Masimo Corp. (a)                           4,392
         426 Medtronic PLC                             44,070
          17 Novocure Ltd. (a)                          1,276
          41 ResMed, Inc.                              10,680
          28 STERIS PLC                                 6,815
         106 Stryker Corp.                             28,346
          12 Teleflex, Inc.                             3,942
          63 Zimmer Biomet Holdings, Inc.               8,004
                                               --------------
                                                      368,521
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.8%
          47 AmerisourceBergen Corp.                    6,246
          77 Anthem, Inc.                              35,693
          80 Cardinal Health, Inc.                      4,119
         172 Centene Corp. (a)                         14,173
         100 Cigna Corp.                               22,963
         418 CVS Health Corp.                          43,121
          70 HCA Healthcare, Inc.                      17,985
          35 Humana, Inc.                              16,235
          30 Laboratory Corp. of America
                Holdings (a)                            9,426
          46 McKesson Corp.                            11,434
          14 Molina Healthcare, Inc. (a)                4,453
          30 Oak Street Health, Inc. (a)                  994
          37 Quest Diagnostics, Inc.                    6,401
         298 UnitedHealth Group, Inc.                 149,638
                                               --------------
                                                      342,881
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.2%
          88 Cerner Corp.                               8,173
          43 Teladoc Health, Inc. (a)                   3,948
          38 Veeva Systems, Inc., Class A (a)           9,708
                                               --------------
                                                       21,829
                                               --------------

                        See Notes to Financial Statements                Page 31


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOTELS, RESTAURANTS & LEISURE
                -- 2.0%
         103 Airbnb, Inc., Class A (a)         $       17,149
          13 Booking Holdings, Inc. (a)                31,190
          53 Caesars Entertainment, Inc. (a)            4,957
         267 Carnival Corp. (a)                         5,372
           8 Chipotle Mexican Grill, Inc. (a)          13,986
          31 Darden Restaurants, Inc.                   4,670
          10 Domino's Pizza, Inc.                       5,643
         129 DraftKings, Inc., Class A (a)              3,544
          46 Expedia Group, Inc. (a)                    8,313
          77 Hilton Worldwide Holdings,
                Inc. (a)                               12,011
         104 Las Vegas Sands Corp. (a)                  3,915
          92 Marriott International, Inc.,
                Class A (a)                            15,202
         236 McDonald's Corp.                          63,265
         122 MGM Resorts International                  5,475
          56 Royal Caribbean Cruises Ltd. (a)           4,306
         371 Starbucks Corp.                           43,396
          76 Yum! Brands, Inc.                         10,553
                                               --------------
                                                      252,947
                                               --------------
             HOUSEHOLD DURABLES -- 0.3%
          98 D.R. Horton, Inc.                         10,628
          48 Garmin Ltd.                                6,536
          71 Lennar Corp., Class A                      8,247
           1 NVR, Inc. (a)                              5,909
                                               --------------
                                                       31,320
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.4%
          73 Church & Dwight Co., Inc.                  7,483
          37 Clorox (The) Co.                           6,451
         267 Colgate-Palmolive Co.                     22,786
         101 Kimberly-Clark Corp.                      14,435
         766 Procter & Gamble (The) Co.               125,302
                                               --------------
                                                      176,457
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.0%
         175 AES (The) Corp.                            4,253
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.0%
         182 3M Co.                                    32,329
         292 General Electric Co.                      27,585
         218 Honeywell International, Inc.             45,455
          30 Roper Technologies, Inc.                  14,756
                                               --------------
                                                      120,125
                                               --------------
             INSURANCE -- 1.6%
         193 Aflac, Inc.                               11,269
          91 Allstate (The) Corp.                      10,706
         239 American International Group,
                Inc.                                   13,589
          66 Aon PLC, Class A                          19,837
          93 Arch Capital Group Ltd. (a)                4,134
          62 Arthur J. Gallagher & Co.                 10,520
          71 Brown & Brown, Inc.                        4,990
         129 Chubb Ltd.                                24,937
          43 Cincinnati Financial Corp.                 4,899

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             INSURANCE (CONTINUED)
          96 Hartford Financial Services Group
                (The), Inc.                    $        6,628
           4 Markel Corp. (a)                           4,936
         150 Marsh & McLennan Cos., Inc.               26,073
         226 MetLife, Inc.                             14,123
          68 Principal Financial Group, Inc.            4,918
         176 Progressive (The) Corp.                   18,066
         112 Prudential Financial, Inc.                12,123
          69 Travelers (The) Cos., Inc.                10,794
                                               --------------
                                                      202,542
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 4.5%
          95 Alphabet, Inc., Class A (a)              275,219
          84 Match Group, Inc. (a)                     11,109
         711 Meta Platforms, Inc., Class A (a)        239,145
         162 Pinterest, Inc., Class A (a)               5,889
         360 Snap, Inc., Class A (a)                   16,931
         253 Twitter, Inc. (a)                         10,934
                                               --------------
                                                      559,227
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 4.0%
         140 Amazon.com, Inc. (a)                     466,808
          59 DoorDash, Inc., Class A (a)                8,785
         186 eBay, Inc.                                12,369
          36 Etsy, Inc. (a)                             7,882
          18 Wayfair, Inc., Class A (a)                 3,419
                                               --------------
                                                      499,263
                                               --------------
             IT SERVICES -- 5.2%
         200 Accenture PLC, Class A                    82,910
          48 Akamai Technologies, Inc. (a)              5,618
         133 Automatic Data Processing, Inc.           32,795
         126 Block, Inc. (a)                           20,350
          35 Broadridge Financial Solutions,
                Inc.                                    6,399
          62 Cloudflare, Inc., Class A (a)              8,153
         166 Cognizant Technology Solutions
                Corp., Class A                         14,728
          17 EPAM Systems, Inc. (a)                    11,364
         183 Fidelity National Information
                Services, Inc.                         19,974
         175 Fiserv, Inc. (a)                          18,163
          23 FleetCor Technologies, Inc. (a)            5,148
          26 Gartner, Inc. (a)                          8,692
          82 Global Payments, Inc.                     11,085
         284 International Business Machines
                Corp.                                  37,959
         274 Mastercard, Inc., Class A                 98,454
          15 MongoDB, Inc. (a)                          7,940
          43 Okta, Inc. (a)                             9,639
          96 Paychex, Inc.                             13,104
         372 PayPal Holdings, Inc. (a)                 70,152
          86 Snowflake, Inc., Class A (a)              29,133
          53 Twilio, Inc., Class A (a)                 13,957
          29 VeriSign, Inc. (a)                         7,361
         528 Visa, Inc., Class A                      114,423
                                               --------------
                                                      647,501
                                               --------------

Page 32                 See Notes to Financial Statements


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             LEISURE PRODUCTS -- 0.0%
          87 Peloton Interactive, Inc.,
                Class A (a)                    $        3,111
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 2.1%
          22 10X Genomics, Inc., Class A (a)            3,277
          83 Agilent Technologies, Inc.                13,251
         170 Avantor, Inc. (a)                          7,164
           6 Bio-Rad Laboratories, Inc.,
                Class A (a)                             4,534
          12 Bio-Techne Corp.                           6,208
          14 Charles River Laboratories
                International, Inc. (a)                 5,275
         213 Danaher Corp.                             70,079
          43 Illumina, Inc. (a)                        16,359
          57 IQVIA Holdings, Inc. (a)                  16,082
           6 Mettler-Toledo International,
                Inc. (a)                               10,183
          34 PerkinElmer, Inc.                          6,836
         125 Thermo Fisher Scientific, Inc.            83,405
          17 Waters Corp. (a)                           6,334
          20 West Pharmaceutical Services, Inc.         9,380
                                               --------------
                                                      258,367
                                               --------------
             MACHINERY -- 1.4%
         171 Caterpillar, Inc.                         35,353
          43 Cummins, Inc.                              9,380
          89 Deere & Co.                               30,517
          43 Dover Corp.                                7,809
         107 Fortive Corp.                              8,163
          23 IDEX Corp.                                 5,435
          84 Illinois Tool Works, Inc.                 20,731
         103 Ingersoll Rand, Inc.                       6,373
         134 Otis Worldwide Corp.                      11,667
         110 PACCAR, Inc.                               9,709
          41 Parker-Hannifin Corp.                     13,043
          49 Stanley Black & Decker, Inc.               9,242
          59 Westinghouse Air Brake
                Technologies Corp.                      5,434
          51 Xylem, Inc.                                6,116
                                               --------------
                                                      178,972
                                               --------------
             MEDIA -- 1.0%
          36 Charter Communications, Inc.,
                Class A (a)                            23,471
       1,443 Comcast Corp., Class A                    72,626
          89 Fox Corp., Class A                         3,284
          44 Liberty Broadband Corp.,
                Class C (a)                             7,088
          63 Omnicom Group, Inc.                        4,616
         253 Sirius XM Holdings, Inc.                   1,607
         182 ViacomCBS, Inc., Class B                   5,493
                                               --------------
                                                      118,185
                                               --------------
             METALS & MINING -- 0.3%
         441 Freeport-McMoRan, Inc.                    18,403
         237 Newmont Corp.                             14,699

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             METALS & MINING (CONTINUED)
          77 Nucor Corp.                       $        8,789
                                               --------------
                                                       41,891
                                               --------------
             MULTILINE RETAIL -- 0.5%
          63 Dollar General Corp.                      14,857
          71 Dollar Tree, Inc. (a)                      9,977
         143 Target Corp.                              33,096
                                               --------------
                                                       57,930
                                               --------------
             MULTI-UTILITIES -- 0.6%
          72 Ameren Corp.                               6,409
         173 CenterPoint Energy, Inc.                   4,829
          81 CMS Energy Corp.                           5,269
         104 Consolidated Edison, Inc.                  8,873
         256 Dominion Energy, Inc.                     20,111
          50 DTE Energy Co.                             5,977
         150 Public Service Enterprise Group,
                Inc.                                   10,010
          80 Sempra Energy                             10,582
          87 WEC Energy Group, Inc.                     8,445
                                               --------------
                                                       80,505
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 2.4%
          80 Cheniere Energy, Inc.                      8,114
         610 Chevron Corp.                             71,583
         417 ConocoPhillips                            30,099
         204 Devon Energy Corp.                         8,986
         148 EOG Resources, Inc.                       13,147
       1,340 Exxon Mobil Corp.                         81,995
          77 Hess Corp.                                 5,700
         639 Kinder Morgan, Inc.                       10,135
         183 Marathon Petroleum Corp.                  11,710
         296 Occidental Petroleum Corp.                 8,581
         131 ONEOK, Inc.                                7,698
         139 Phillips 66                               10,072
          73 Pioneer Natural Resources Co.             13,277
         122 Valero Energy Corp.                        9,163
         365 Williams (The) Cos., Inc.                  9,505
                                               --------------
                                                      299,765
                                               --------------
             PERSONAL PRODUCTS -- 0.2%
          73 Estee Lauder (The) Cos., Inc.,
                Class A                                27,025
                                               --------------
             PHARMACEUTICALS -- 3.8%
         702 Bristol-Myers Squibb Co.                  43,770
          45 Catalent, Inc. (a)                         5,761
         117 Elanco Animal Health, Inc. (a)             3,320
         251 Eli Lilly & Co.                           69,331
         833 Johnson & Johnson                        142,501
         759 Merck & Co., Inc.                         58,170
       1,776 Pfizer, Inc.                             104,873
         383 Viatris, Inc.                              5,182
         150 Zoetis, Inc.                              36,605
                                               --------------
                                                      469,513
                                               --------------

                        See Notes to Financial Statements                Page 33


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES -- 0.4%
         112 CoStar Group, Inc. (a)            $        8,851
          36 Equifax, Inc.                             10,541
          36 Jacobs Engineering Group, Inc.             5,012
          41 Leidos Holdings, Inc.                      3,645
          53 TransUnion                                 6,285
          51 Verisk Analytics, Inc.                    11,665
                                               --------------
                                                       45,999
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.1%
         100 CBRE Group, Inc., Class A (a)             10,851
          44 Zillow Group, Inc., Class C (a)            2,809
                                               --------------
                                                       13,660
                                               --------------
             ROAD & RAIL -- 1.2%
         604 CSX Corp.                                 22,710
          25 J.B. Hunt Transport Services,
                Inc.                                    5,110
          81 Lyft, Inc., Class A (a)                    3,461
          73 Norfolk Southern Corp.                    21,733
          30 Old Dominion Freight Line, Inc.           10,751
         614 Uber Technologies, Inc. (a)               25,745
         203 Union Pacific Corp.                       51,142
          29 XPO Logistics, Inc. (a)                    2,246
                                               --------------
                                                      142,898
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 6.2%
         382 Advanced Micro Devices, Inc. (a)          54,970
         170 Analog Devices, Inc.                      29,881
         271 Applied Materials, Inc.                   42,644
          99 Broadcom, Inc.                            65,876
          40 Enphase Energy, Inc. (a)                   7,318
          38 Entegris, Inc.                             5,266
       1,223 Intel Corp.                               62,984
          43 KLA Corp.                                 18,495
          42 Lam Research Corp.                        30,204
         224 Marvell Technology, Inc.                  19,598
         156 Microchip Technology, Inc.                13,581
         336 Micron Technology, Inc.                   31,298
          14 Monolithic Power Systems, Inc.             6,907
         736 NVIDIA Corp.                             216,465
          74 NXP Semiconductors N.V.                   16,856
         124 ON Semiconductor Corp. (a)                 8,422
          33 Qorvo, Inc. (a)                            5,161
         354 QUALCOMM, Inc.                            64,736
          49 Skyworks Solutions, Inc.                   7,602
          48 Teradyne, Inc.                             7,849
         278 Texas Instruments, Inc.                   52,395
                                               --------------
                                                      768,508
                                               --------------
             SOFTWARE -- 10.9%
         143 Adobe, Inc. (a)                           81,090
          26 ANSYS, Inc. (a)                           10,429
          70 Autodesk, Inc. (a)                        19,683
          69 Bentley Systems, Inc., Class B             3,335
          27 Bill.com Holdings, Inc. (a)                6,727
          83 Cadence Design Systems, Inc. (a)          15,467
          31 Ceridian HCM Holding, Inc. (a)             3,238

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
          20 Coupa Software, Inc. (a)          $        3,161
          65 Crowdstrike Holdings, Inc.,
                Class A (a)                            13,309
          69 Datadog, Inc., Class A (a)                12,290
          59 DocuSign, Inc. (a)                         8,986
          63 Dynatrace, Inc. (a)                        3,802
           8 Fair Isaac Corp. (a)                       3,469
          39 Fortinet, Inc. (a)                        14,017
          13 HubSpot, Inc. (a)                          8,569
          83 Intuit, Inc.                              53,387
       2,376 Microsoft Corp.                          799,096
         153 NortonLifeLock, Inc.                       3,975
         502 Oracle Corp.                              43,779
         531 Palantir Technologies, Inc.,
                Class A (a)                             9,670
          31 Palo Alto Networks, Inc. (a)              17,260
          16 Paycom Software, Inc. (a)                  6,643
          34 PTC, Inc. (a)                              4,119
          21 RingCentral, Inc., Class A (a)             3,934
         288 salesforce.com, Inc. (a)                  73,189
          59 ServiceNow, Inc. (a)                      38,298
          48 Splunk, Inc. (a)                           5,555
          71 SS&C Technologies Holdings, Inc.           5,821
          43 Synopsys, Inc. (a)                        15,846
         121 Trade Desk (The), Inc.,
                Class A (a)                            11,088
          12 Tyler Technologies, Inc. (a)               6,455
          63 UiPath, Inc., Class A (a)                  2,717
          56 Unity Software, Inc. (a)                   8,007
          18 VMware, Inc., Class A                      2,086
          61 Workday, Inc., Class A (a)                16,664
          34 Zendesk, Inc. (a)                          3,546
          63 Zoom Video Communications,
                Inc., Class A (a)                      11,586
          27 Zscaler, Inc. (a)                          8,676
                                               --------------
                                                    1,358,969
                                               --------------
             SPECIALTY RETAIL -- 2.4%
           6 AutoZone, Inc. (a)                        12,578
          84 Bath & Body Works, Inc.                    5,862
          66 Best Buy Co., Inc.                         6,706
          17 Burlington Stores, Inc. (a)                4,956
          49 CarMax, Inc. (a)                           6,381
          18 Carvana Co. (a)                            4,172
         330 Home Depot (The), Inc.                   136,953
         213 Lowe's Cos., Inc.                         55,056
          21 O'Reilly Automotive, Inc. (a)             14,831
          97 Ross Stores, Inc.                         11,085
         377 TJX (The) Cos., Inc.                      28,622
          34 Tractor Supply Co.                         8,113
          17 Ulta Beauty, Inc. (a)                      7,010
                                               --------------
                                                      302,325
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS -- 7.3%
       4,932 Apple, Inc.                              875,775
          92 Dell Technologies, Inc.,
                Class C (a)                             5,168
         389 Hewlett Packard Enterprise Co.             6,134
         343 HP, Inc.                                  12,921

Page 34                 See Notes to Financial Statements


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TECHNOLOGY HARDWARE, STORAGE &
                PERIPHERALS (CONTINUED)
          52 NetApp, Inc.                      $        4,783
          94 Western Digital Corp. (a)                  6,130
                                               --------------
                                                      910,911
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.6%
         404 NIKE, Inc., Class B                       67,335
         104 VF Corp.                                   7,615
                                               --------------
                                                       74,950
                                               --------------
             TOBACCO -- 0.6%
         541 Altria Group, Inc.                        25,638
         468 Philip Morris International, Inc.         44,460
                                               --------------
                                                       70,098
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.2%
         173 Fastenal Co.                              11,082
          22 United Rentals, Inc. (a)                   7,310
          15 W.W. Grainger, Inc.                        7,774
                                               --------------
                                                       26,166
                                               --------------
             WATER UTILITIES -- 0.1%
          57 American Water Works Co., Inc.            10,765
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
         209 T-Mobile US, Inc. (a)                     24,240
                                               --------------

             TOTAL INVESTMENTS -- 99.9%            12,397,259
             (Cost $9,414,766) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    18,050
                                               --------------
             NET ASSETS -- 100.0%              $   12,415,309
                                               ==============

(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $9,418,663. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $3,122,341 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $143,745. The net unrealized appreciation was $2,978,596.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                     LEVEL 2         LEVEL 3
                      LEVEL 1      SIGNIFICANT     SIGNIFICANT
                      QUOTED        OBSERVABLE     UNOBSERVABLE
                      PRICES          INPUTS          INPUTS
                   ---------------------------------------------
Common Stocks*     $  12,397,259  $           --  $           --
                   =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 35


FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 3.2%
      22,042 Boeing (The) Co. (a)              $    4,437,495
                                               --------------
             BANKS -- 3.3%
      28,282 JPMorgan Chase & Co.                   4,478,455
                                               --------------
             BEVERAGES -- 3.5%
      80,314 Coca-Cola (The) Co.                    4,755,392
                                               --------------
             BIOTECHNOLOGY -- 3.5%
      21,432 Amgen, Inc.                            4,821,557
                                               --------------
             CAPITAL MARKETS -- 3.2%
      11,559 Goldman Sachs Group (The), Inc.        4,421,896
                                               --------------
             CHEMICALS -- 3.4%
      82,665 Dow, Inc.                              4,688,759
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.5%
      76,287 Cisco Systems, Inc.                    4,834,307
                                               --------------
             CONSUMER FINANCE -- 3.2%
      27,061 American Express Co.                   4,427,180
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.4%
      90,060 Verizon Communications, Inc.           4,679,518
                                               --------------
             ENTERTAINMENT -- 3.3%
      29,598 Walt Disney (The) Co. (a)              4,584,434
                                               --------------
             FOOD & STAPLES RETAILING -- 6.8%
      91,314 Walgreens Boots Alliance, Inc.         4,762,938
      32,051 Walmart, Inc.                          4,637,459
                                               --------------
                                                    9,400,397
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.4%
       9,452 UnitedHealth Group, Inc.               4,746,227
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
      17,058 McDonald's Corp.                       4,572,738
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.5%
      29,075 Procter & Gamble (The) Co.             4,756,089
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 6.5%
      25,524 3M Co.                                 4,533,828
      21,544 Honeywell International, Inc.          4,492,140
                                               --------------
                                                    9,025,968
                                               --------------
             INSURANCE -- 3.3%
      29,303 Travelers (The) Cos., Inc.             4,583,868
                                               --------------
             IT SERVICES -- 6.9%
      36,426 International Business Machines
                Corp.                               4,868,699
      21,182 Visa, Inc., Class A                    4,590,351
                                               --------------
                                                    9,459,050
                                               --------------
             MACHINERY -- 3.3%
      22,215 Caterpillar, Inc.                      4,592,729
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 3.3%
      38,195 Chevron Corp.                          4,482,183
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 6.8%
      27,313 Johnson & Johnson                 $    4,672,435
      62,243 Merck & Co., Inc.                      4,770,303
                                               --------------
                                                    9,442,738
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.3%
      89,348 Intel Corp.                            4,601,422
                                               --------------
             SOFTWARE -- 6.4%
      13,196 Microsoft Corp.                        4,438,079
      16,990 salesforce.com, Inc. (a)               4,317,668
                                               --------------
                                                    8,755,747
                                               --------------
             SPECIALTY RETAIL -- 3.3%
      10,881 Home Depot (The), Inc.                 4,515,724
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.2%
      25,189 Apple, Inc.                            4,472,811
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.2%
      26,735 NIKE, Inc., Class B                    4,455,923
                                               --------------
             TOTAL INVESTMENTS -- 100.0%          137,992,607
             (Cost $125,419,881) (b)
             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    49,631
                                               --------------
             NET ASSETS -- 100.0%              $  138,042,238
                                               ==============

(a)   Non-income producing security.

(b)   Aggregate cost for federal income tax purposes is $126,494,485. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $15,357,189 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $3,859,067. The net unrealized appreciation was $11,498,122.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                     LEVEL 2         LEVEL 3
                      LEVEL 1      SIGNIFICANT     SIGNIFICANT
                      QUOTED        OBSERVABLE     UNOBSERVABLE
                      PRICES          INPUTS          INPUTS
                   ---------------------------------------------
Common Stocks*     $ 137,992,607  $           --  $           --
                   =============================================

* See Portfolio of Investments for industry breakout.

Page 36                 See Notes to Financial Statements


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 1.6%
      13,409 Lockheed Martin Corp.             $    4,765,693
       8,603 Northrop Grumman Corp.                 3,329,963
       3,992 TransDigm Group, Inc. (a)              2,540,030
                                               --------------
                                                   10,635,686
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.3%
      14,189 Expeditors International of
                Washington, Inc.                    1,905,441
                                               --------------
             AUTOMOBILES -- 0.5%
       3,297 Tesla, Inc. (a)                        3,484,204
                                               --------------
             BEVERAGES -- 1.4%
      93,658 Monster Beverage Corp. (a)             8,994,914
                                               --------------
             BIOTECHNOLOGY -- 1.0%
      17,786 Alnylam Pharmaceuticals, Inc. (a)      3,016,150
      21,389 Horizon Therapeutics PLC (a)           2,304,879
       6,852 Vertex Pharmaceuticals, Inc. (a)       1,504,699
                                               --------------
                                                    6,825,728
                                               --------------
             CAPITAL MARKETS -- 6.1%
      46,758 Blackstone, Inc.                       6,050,018
      29,089 Intercontinental Exchange, Inc.        3,978,503
      12,772 MarketAxess Holdings, Inc.             5,252,740
      27,634 Moody's Corp.                         10,793,288
      10,079 MSCI, Inc.                             6,175,302
      15,846 Nasdaq, Inc.                           3,327,818
       6,507 S&P Global, Inc.                       3,070,849
       8,647 T. Rowe Price Group, Inc.              1,700,346
                                               --------------
                                                   40,348,864
                                               --------------
             CHEMICALS -- 1.8%
      10,427 Air Products and Chemicals, Inc.       3,172,519
      12,840 Ecolab, Inc.                           3,012,135
      16,504 Sherwin-Williams (The) Co.             5,812,049
                                               --------------
                                                   11,996,703
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
      12,183 Copart, Inc. (a)                       1,847,186
      28,715 Republic Services, Inc.                4,004,307
      25,059 Waste Management, Inc.                 4,182,347
                                               --------------
                                                   10,033,840
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
      53,545 Cisco Systems, Inc.                    3,393,147
      12,210 Motorola Solutions, Inc.               3,317,457
                                               --------------
                                                    6,710,604
                                               --------------
             DISTRIBUTORS -- 0.7%
       7,935 Pool Corp.                             4,491,210
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.6%
      12,773 Berkshire Hathaway, Inc.,
                Class B (a)                         3,819,127
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.1%
     115,645 AT&T, Inc.                             2,844,867

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES (CONTINUED)
      85,102 Verizon Communications, Inc.      $    4,421,900
                                               --------------
                                                    7,266,767
                                               --------------
             ELECTRIC UTILITIES -- 0.5%
      61,750 Exelon Corp.                           3,566,680
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.5%
      22,721 AMETEK, Inc.                           3,340,896
      10,929 Generac Holdings, Inc. (a)             3,846,133
     108,460 Plug Power, Inc. (a)                   3,061,826
                                               --------------
                                                   10,248,855
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.6%
      22,789 Amphenol Corp., Class A                1,993,126
      11,856 CDW Corp.                              2,427,872
      15,637 Keysight Technologies, Inc. (a)        3,229,197
       5,592 Zebra Technologies Corp.,
                Class A (a)                         3,328,358
                                               --------------
                                                   10,978,553
                                               --------------
             ENTERTAINMENT -- 1.0%
     169,573 AMC Entertainment Holdings,
                Inc., Class A (a)                   4,612,386
       8,311 Roku, Inc. (a)                         1,896,570
                                               --------------
                                                    6,508,956
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 2.2%
       8,266 American Tower Corp.                   2,417,805
      11,888 AvalonBay Communities, Inc.            3,002,790
      20,516 Equity LifeStyle Properties, Inc.      1,798,433
      15,299 Extra Space Storage, Inc.              3,468,742
       9,600 SBA Communications Corp.               3,734,592
                                               --------------
                                                   14,422,362
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
      17,603 Costco Wholesale Corp.                 9,993,223
      25,703 Walmart, Inc.                          3,718,967
                                               --------------
                                                   13,712,190
                                               --------------
             FOOD PRODUCTS -- 1.3%
      81,881 Conagra Brands, Inc.                   2,796,236
      57,742 General Mills, Inc.                    3,890,656
       9,228 Hershey (The) Co.                      1,785,341
                                               --------------
                                                    8,472,233
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 5.8%
      22,250 Abbott Laboratories                    3,131,465
      11,871 Becton, Dickinson and Co.              2,985,319
      10,504 Dexcom, Inc. (a)                       5,640,123
      21,703 Edwards Lifesciences Corp. (a)         2,811,624
      14,921 IDEXX Laboratories, Inc. (a)           9,824,882
       9,022 Insulet Corp. (a)                      2,400,484
       6,517 Intuitive Surgical, Inc. (a)           2,341,558
      25,404 Novocure Ltd. (a)                      1,907,332
      17,609 ResMed, Inc.                           4,586,792
       9,617 Stryker Corp.                          2,571,778
                                               --------------
                                                   38,201,357
                                               --------------

                        See Notes to Financial Statements                Page 37


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.4%
       9,288 Laboratory Corp. of America
                Holdings (a)                   $    2,918,383
      50,482 Oak Street Health, Inc. (a)            1,672,973
      65,414 Quest Diagnostics, Inc.               11,317,276
                                               --------------
                                                   15,908,632
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.3%
      66,469 Cerner Corp.                           6,172,976
       9,659 Veeva Systems, Inc., Class A (a)       2,467,681
                                               --------------
                                                    8,640,657
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.0%
      32,166 Caesars Entertainment, Inc. (a)        3,008,486
       1,449 Chipotle Mexican Grill, Inc. (a)       2,533,214
      59,603 DraftKings, Inc., Class A (a)          1,637,295
      14,937 McDonald's Corp.                       4,004,162
      67,565 MGM Resorts International              3,032,317
      42,456 Yum! Brands, Inc.                      5,895,440
                                               --------------
                                                   20,110,914
                                               --------------
             HOUSEHOLD DURABLES -- 0.2%
      11,446 Garmin Ltd.                            1,558,602
                                               --------------
             HOUSEHOLD PRODUCTS -- 4.4%
      17,153 Church & Dwight Co., Inc.              1,758,183
      30,662 Clorox (The) Co.                       5,346,226
     122,498 Colgate-Palmolive Co.                 10,453,979
      71,725 Procter & Gamble (The) Co.            11,732,776
                                               --------------
                                                   29,291,164
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.1%
       7,602 3M Co.                                 1,350,343
      12,059 Honeywell International, Inc.          2,514,422
       6,666 Roper Technologies, Inc.               3,278,739
                                               --------------
                                                    7,143,504
                                               --------------
             INSURANCE -- 3.0%
      15,025 Aon PLC, Class A                       4,515,914
      11,674 Arthur J. Gallagher & Co.              1,980,727
      50,269 Marsh & McLennan Cos., Inc.            8,737,758
      46,677 Progressive (The) Corp.                4,791,394
                                               --------------
                                                   20,025,793
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 2.0%
       1,259 Alphabet, Inc., Class A (a)            3,647,373
      17,117 Match Group, Inc. (a)                  2,263,723
      47,528 Pinterest, Inc., Class A (a)           1,727,643
     115,299 Snap, Inc., Class A (a)                5,422,512
                                               --------------
                                                   13,061,251
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.6%
      25,160 eBay, Inc.                             1,673,140
      10,029 Etsy, Inc. (a)                         2,195,749
                                               --------------
                                                    3,868,889
                                               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             IT SERVICES -- 8.5%
      20,755 Accenture PLC, Class A            $    8,603,985
       7,608 Block, Inc. (a)                        1,228,768
      22,737 Broadridge Financial Solutions,
                Inc.                                4,156,778
      84,161 Cloudflare, Inc., Class A (a)         11,067,172
       7,043 EPAM Systems, Inc. (a)                 4,707,893
      19,973 International Business Machines
                Corp.                               2,669,591
       7,319 Mastercard, Inc., Class A              2,629,863
       6,743 MongoDB, Inc. (a)                      3,569,407
      12,891 Okta, Inc. (a)                         2,889,775
      28,969 Paychex, Inc.                          3,954,269
      10,941 Snowflake, Inc., Class A (a)           3,706,264
       7,129 Twilio, Inc., Class A (a)              1,877,351
      12,967 VeriSign, Inc. (a)                     3,291,284
      10,448 Visa, Inc., Class A                    2,264,186
                                               --------------
                                                   56,616,586
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 7.6%
      23,639 10X Genomics, Inc., Class A (a)        3,521,265
       3,389 Bio-Rad Laboratories, Inc.,
                Class A (a)                         2,560,627
      15,397 Charles River Laboratories
                International, Inc. (a)             5,801,282
      15,350 Danaher Corp.                          5,050,304
      10,271 IQVIA Holdings, Inc. (a)               2,897,860
       4,681 Mettler-Toledo International,
                Inc. (a)                            7,944,640
      27,028 PerkinElmer, Inc.                      5,434,250
      11,402 Thermo Fisher Scientific, Inc.         7,607,870
      15,064 Waters Corp. (a)                       5,612,846
       8,318 West Pharmaceutical Services,
                Inc.                                3,901,225
                                               --------------
                                                   50,332,169
                                               --------------
             MACHINERY -- 0.4%
      20,240 Xylem, Inc.                            2,427,181
                                               --------------
             MULTILINE RETAIL -- 1.7%
      29,442 Dollar General Corp.                   6,943,307
      18,901 Target Corp.                           4,374,447
                                               --------------
                                                   11,317,754
                                               --------------
             PHARMACEUTICALS -- 1.1%
      51,767 Bristol-Myers Squibb Co.               3,227,673
      21,572 Catalent, Inc. (a)                     2,761,863
       8,959 Johnson & Johnson                      1,532,616
                                               --------------
                                                    7,522,152
                                               --------------
             PROFESSIONAL SERVICES -- 1.6%
      10,565 Equifax, Inc.                          3,093,326
      32,075 Verisk Analytics, Inc.                 7,336,515
                                               --------------
                                                   10,429,841
                                               --------------
             ROAD & RAIL -- 1.3%
      45,484 Lyft, Inc., Class A (a)                1,943,531
       9,518 Old Dominion Freight Line, Inc.        3,411,061
      13,181 Union Pacific Corp.                    3,320,689
                                               --------------
                                                    8,675,281
                                               --------------

Page 38                 See Notes to Financial Statements


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.8%
      26,161 Applied Materials, Inc.           $    4,116,695
      17,425 Enphase Energy, Inc. (a)               3,187,730
      21,335 Entegris, Inc.                         2,956,604
      37,722 Marvell Technology, Inc.               3,300,298
       7,389 Monolithic Power Systems, Inc.         3,645,215
      29,426 NVIDIA Corp.                           8,654,481
      84,447 ON Semiconductor Corp. (a)             5,735,640
                                               --------------
                                                   31,596,663
                                               --------------
             SOFTWARE -- 16.2%
      11,260 Adobe, Inc. (a)                        6,385,096
      38,383 Bill.com Holdings, Inc. (a)            9,563,124
      12,784 Coupa Software, Inc. (a)               2,020,511
      24,605 Crowdstrike Holdings, Inc.,
                Class A (a)                         5,037,874
      22,757 Datadog, Inc., Class A (a)             4,053,249
      11,939 DocuSign, Inc. (a)                     1,818,429
      34,538 Dynatrace, Inc. (a)                    2,084,368
      20,713 Fortinet, Inc. (a)                     7,444,252
      11,846 HubSpot, Inc. (a)                      7,808,291
       6,131 Intuit, Inc.                           3,943,582
      22,330 Microsoft Corp.                        7,510,026
      86,825 Oracle Corp.                           7,572,008
      10,688 Paycom Software, Inc. (a)              4,437,551
      12,595 RingCentral, Inc., Class A (a)         2,359,673
       7,144 ServiceNow, Inc. (a)                   4,637,242
      38,715 SS&C Technologies Holdings, Inc.       3,173,856
      21,212 Synopsys, Inc. (a)                     7,816,622
      40,946 Trade Desk (The), Inc.,
                Class A (a)                         3,752,291
      22,130 Unity Software, Inc. (a)               3,164,369
      20,201 Zendesk, Inc. (a)                      2,106,762
      10,914 Zoom Video Communications,
                Inc., Class A (a)                   2,007,194
      27,462 Zscaler, Inc. (a)                      8,824,365
                                               --------------
                                                  107,520,735
                                               --------------
             SPECIALTY RETAIL -- 3.7%
      13,693 Home Depot (The), Inc.                 5,682,732
       8,035 Lowe's Cos., Inc.                      2,076,887
      11,871 O'Reilly Automotive, Inc. (a)          8,383,656
      34,321 Tractor Supply Co.                     8,188,991
                                               --------------
                                                   24,332,266
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.3%
      12,074 Apple, Inc.                            2,143,980
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.2%
      70,176 Fastenal Co.                           4,495,475
       6,502 W.W. Grainger, Inc.                    3,369,596
                                               --------------
                                                    7,865,071
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        663,013,359
             (Cost $644,091,052)               --------------

SHARES       DESCRIPTION                           VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 0.0%
     182,154 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.01% (b)              $      182,154
             (Cost $182,154)                   --------------

             TOTAL INVESTMENTS -- 100.0%          663,195,513
             (Cost $644,273,206) (c)
             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                (190,321)
                                               --------------
             NET ASSETS -- 100.0%              $  663,005,192
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of December 31, 2021.

(c)   Aggregate cost for federal income tax purposes is $657,591,562. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $46,022,174 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $40,418,223. The net unrealized appreciation was $5,603,951.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial
Statements):

                                     LEVEL 2         LEVEL 3
                      LEVEL 1      SIGNIFICANT     SIGNIFICANT
                      QUOTED        OBSERVABLE     UNOBSERVABLE
                      PRICES          INPUTS          INPUTS
                   ---------------------------------------------
Common Stocks*     $ 663,013,359  $           --  $           --
Money Market
   Funds                 182,154              --              --
                   ---------------------------------------------
Total Investments  $ 663,195,513  $           --  $           --
                   =============================================

* See Portfolio of Investments for industry breakout.

                        See Notes to Financial Statements                Page 39


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2021


                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF          PORTFOLIO ETF          ETF               ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value...............................  $   25,326,498    $   12,397,259    $  137,992,607    $  663,195,513
Cash................................................             340            17,046            48,479             7,387
Receivables:
   Dividends........................................          22,845             7,068            56,356           148,108
   Securities lending income........................              41                --                --                --
Capital shares sold.................................              --                --         1,589,992         3,564,027
Prepaid expenses....................................           5,396                --                --                --
                                                      --------------    --------------    --------------    --------------
   Total Assets.....................................      25,355,120        12,421,373       139,687,434       666,915,035
                                                      --------------    --------------    --------------    --------------

LIABILITIES:
Payables:
   Collateral for securities on loan................          67,544                --                --                --
   Audit and tax fees...............................          30,319                --                --                --
   Investment advisory fees.........................           2,308             6,064            55,935           346,868
   Licensing fees...................................             577                --                --                --
   Shareholder reporting fees.......................           4,795                --                --                --
   Investment securities purchased..................              --                --         1,589,261         3,562,975
Other liabilities...................................          26,309                --                --                --
                                                      --------------    --------------    --------------    --------------
   Total Liabilities................................         131,852             6,064         1,645,196         3,909,843
                                                      --------------    --------------    --------------    --------------
NET ASSETS..........................................  $   25,223,268    $   12,415,309    $  138,042,238    $  663,005,192
                                                      ==============    ==============    ==============    ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................  $   24,899,845    $   19,780,071    $  130,585,624    $  689,598,217
Par value...........................................           5,000             3,500            43,478           186,500
Accumulated distributable earnings (loss)...........         318,423        (7,368,262)        7,413,136       (26,779,525)
                                                      --------------    --------------    --------------    --------------
NET ASSETS..........................................  $   25,223,268    $   12,415,309    $  138,042,238    $  663,005,192
                                                      ==============    ==============    ==============    ==============
NET ASSET VALUE, per share..........................  $        50.45    $        35.47    $        31.75    $        35.55
                                                      ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)....         500,002           350,002         4,347,756        18,650,002
                                                      ==============    ==============    ==============    ==============
Investments, at cost................................  $   21,847,838    $    9,414,766    $  125,419,881    $  644,273,206
                                                      ==============    ==============    ==============    ==============
Securities on loan, at value........................  $       65,395    $           --    $           --    $           --
                                                      ==============    ==============    ==============    ==============


Page 40                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2021


                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                        ALPHADEX(R)        PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF          PORTFOLIO ETF          ETF               ETF
                                                         (TUSA)             (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................  $      321,410    $      152,275    $    2,228,152    $    4,155,767
Securities lending income (net of fees).............           1,684                --                --                --
Foreign withholding tax.............................             (76)              (26)               --                --
                                                      --------------    --------------    --------------    --------------
   Total investment income..........................         323,018           152,249         2,228,152         4,155,767
                                                      --------------    --------------    --------------    --------------

EXPENSES:
Investment advisory fees............................         104,695            66,818 (a)       505,747 (a)     2,306,828 (a)
Custodian fees......................................          32,168                --                --                --
Audit and tax fees..................................          31,607                --                --                --
Accounting and administration fees..................          17,191                --                --                --
Licensing fees......................................          11,854                --                --                --
Shareholder reporting fees..........................          15,568                --                --                --
Trustees' fees and expenses.........................           6,308                --                --                --
Listing fees........................................           2,541                --                --                --
Transfer agent fees.................................           1,047                --                --                --
Legal fees..........................................             393                --                --                --
Registration and filing fees........................              82                --                --                --
Other expenses......................................           2,257                --                --                --
                                                      --------------    --------------    --------------    --------------
   Total expenses...................................         225,711            66,818           505,747         2,306,828
   Less fees waived and expenses reimbursed by the
      investment advisor............................         (78,956)               --                --                --
                                                      --------------    --------------    --------------    --------------
   Net expenses.....................................         146,755            66,818           505,747         2,306,828
                                                      --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)........................         176,263            85,431         1,722,405         1,848,939
                                                      --------------    --------------    --------------    --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments......................................          28,181            71,171          (383,603)      (37,600,426)
   In-kind redemptions..............................       4,356,123           606,896         4,768,981        70,226,527
                                                      --------------    --------------    --------------    --------------
Net realized gain (loss)............................       4,384,304           678,067         4,385,378        32,626,101
                                                      --------------    --------------    --------------    --------------
Net change in unrealized appreciation (depreciation)
   on investments...................................        (272,120)        1,815,679         8,652,152         2,900,642
                                                      --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)......................................       4,112,184         2,493,746        13,037,530        35,526,743
                                                      --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS........................  $    4,288,447    $    2,579,177    $   14,759,935    $   37,375,682
                                                      ==============    ==============    ==============    ==============


(a)   Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial
      Statements).

                        See Notes to Financial Statements                Page 41


FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        FIRST TRUST                         FIRST TRUST
                                                                      TOTAL US MARKET                      DORSEY WRIGHT
                                                                        ALPHADEX(R)                          PEOPLE'S
                                                                            ETF                            PORTFOLIO ETF
                                                                          (TUSA)                              (DWPP)
                                                              -------------------------------     -------------------------------
                                                                Year Ended       Year Ended         Year Ended       Year Ended
                                                                12/31/2021       12/31/2020         12/31/2021       12/31/2020
                                                              --------------   --------------     --------------   --------------
OPERATIONS:
Net investment income (loss)................................  $      176,263   $      146,002     $       85,431   $      211,578
Net realized gain (loss)....................................       4,384,304         (102,951)           678,067       (7,244,534)
Net change in unrealized appreciation (depreciation)........        (272,120)       1,663,834          1,815,679       (8,269,108)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
    from operations.........................................       4,288,447        1,706,885          2,579,177      (15,302,064)
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.......................................        (162,991)        (165,965)           (81,660)        (240,000)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...................................      18,455,594        5,412,788          1,693,588        6,707,616
Proceeds from shares acquired through reorganization........              --               --                 --               --
Cost of shares redeemed.....................................     (13,606,364)      (8,804,718)        (3,150,430)     (43,298,218)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions............................       4,849,230       (3,391,930)        (1,456,842)     (36,590,602)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets....................        8,974,686       (1,851,010)         1,040,675      (52,132,666)

NET ASSETS:
Beginning of period.........................................      16,248,582       18,099,592         11,374,634       63,507,300
                                                              --------------   --------------     --------------   --------------
End of period...............................................  $   25,223,268   $   16,248,582     $   12,415,309   $   11,374,634
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.....................         400,002          500,002            400,002        1,900,002
Shares sold.................................................         400,000          150,000             50,000          200,000
Shares issued through reorganization........................              --               --                 --               --
Shares redeemed.............................................        (300,000)        (250,000)          (100,000)      (1,700,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period...........................         500,002          400,002            350,002          400,002
                                                              ==============   ==============     ==============   ==============


Page 42                 See Notes to Financial Statements



             FIRST TRUST                         FIRST TRUST
               DOW 30                             LUNT U.S.
            EQUAL WEIGHT                       FACTOR ROTATION
                 ETF                                 ETF
               (EDOW)                              (FCTR)
   -------------------------------     -------------------------------
     Year Ended       Year Ended         Year Ended       Year Ended
     12/31/2021       12/31/2020         12/31/2021       12/31/2020
   --------------   --------------     --------------   --------------

   $    1,722,405   $      788,789     $    1,848,939   $      356,145
        4,385,378        2,725,877         32,626,101       17,001,136
        8,652,152        1,847,818          2,900,642       12,191,167
   --------------   --------------     --------------   --------------

       14,759,935        5,362,484         37,375,682       29,548,448
   --------------   --------------     --------------   --------------

       (1,719,752)        (796,961)        (1,580,945)        (405,400)
   --------------   --------------     --------------   --------------

       75,916,321       82,844,105      1,095,761,531      229,904,890
               --       21,476,818                 --               --
      (22,908,579)     (79,969,157)      (599,707,580)    (190,587,189)
   --------------   --------------     --------------   --------------

       53,007,742       24,351,766        496,053,951       39,317,701
   --------------   --------------     --------------   --------------
       66,047,925       28,917,289        531,848,688       68,460,749

       71,994,313       43,077,024        131,156,504       62,695,755
   --------------   --------------     --------------   --------------
   $  138,042,238   $   71,994,313     $  663,005,192    $ 131,156,504
   ==============   ==============     ==============   ==============

        2,647,756        1,650,002          4,450,002        2,750,002
        2,500,000        3,650,000         31,600,000        9,500,000
               --          797,754                 --               --
         (800,000)      (3,450,000)       (17,400,000)      (7,800,000)
   --------------   --------------     --------------   --------------
        4,347,756        2,647,756         18,650,002        4,450,002
   ==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 43


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019          2018            2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      40.62   $      36.20   $      29.22   $      32.85   $      27.74
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.39           0.35           0.40           0.34           0.25
Net realized and unrealized gain (loss)               9.80           4.47           6.99          (3.64)          5.12
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                     10.19           4.82           7.39          (3.30)          5.37
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.36)         (0.40)         (0.41)         (0.33)         (0.26)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      50.45   $      40.62   $      36.20   $      29.22   $      32.85
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     25.12%         13.65%         25.36%        (10.13)%        19.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     25,223   $     16,249   $     18,100   $     13,151   $     14,783
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         1.08%          1.16%          1.02%          1.57%          1.69%
Ratio of net expenses to average net assets           0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.84%          1.04%          1.20%          1.03%          0.88%
Portfolio turnover rate (b)                             98%           125%           119%           110%           112%

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                                                      YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------------
                                                  2021           2020           2019          2018            2017
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      28.44   $      33.42   $      25.96   $      28.64   $      23.80
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.25           0.11           0.37           0.33           0.30
Net realized and unrealized gain (loss)               7.02          (4.94)          7.45          (2.67)          4.84
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      7.27          (4.83)          7.82          (2.34)          5.14
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.24)         (0.15)         (0.36)         (0.34)         (0.30)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      35.47   $      28.44   $      33.42   $      25.96   $      28.64
                                              ============   ============   ============   ============   ============
TOTAL RETURN (a)                                     25.71%        (14.42)%        30.24%         (8.26)%        21.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $     12,415   $     11,375   $     63,507   $     35,042   $     30,072
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average net assets           0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                                 0.77%          0.69%          1.28%          1.19%          1.29%
Portfolio turnover rate (b)                              7%           114%            30%            32%            30% (c)


(a)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market
      AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   The variation in the portfolio turnover rate is due to the change in the
      Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.

Page 44                 See Notes to Financial Statements


FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------   PERIOD ENDED
                                                  2021           2020           2019           2018      12/31/2017 (a)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      27.19   $      26.11   $      21.43   $      22.00   $      19.97
                                              ------------   ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.48           0.50           0.47           0.40           0.17
Net realized and unrealized gain (loss)               4.56           1.08           4.70          (0.58)          2.03
                                              ------------   ------------   ------------   ------------   ------------
Total from investment operations                      5.04           1.58           5.17          (0.18)          2.20
                                              ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.48)         (0.50)         (0.49)         (0.39)         (0.17)
                                              ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                $      31.75   $      27.19   $      26.11   $      21.43   $      22.00
                                              ============   ============   ============   ============   ============
TOTAL RETURN (b)                                     18.63%          6.41%         24.27%         (0.88)%        11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    138,042   $     71,994   $     43,077   $     12,859   $      2,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.50%          0.50%          0.50%          0.50%          0.50% (c)
Ratio of net expenses to average net assets           0.50%          0.50%          0.50%          0.50%          0.50% (c)
Ratio of net investment income (loss) to
   average net assets                                 1.70%          2.11%          1.99%          2.33%          1.99% (c)
Portfolio turnover rate (d)                             14%            31%            13%            16%            20%

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

                                                       YEAR ENDED DECEMBER 31,
                                              ------------------------------------------   PERIOD ENDED
                                                  2021           2020           2019      12/31/2018 (a)
                                              ------------   ------------   ------------   ------------
Net asset value, beginning of period          $      29.47   $      22.80   $      17.67   $      20.23
                                              ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.17           0.12           0.23           0.12
Net realized and unrealized gain (loss)               6.07           6.68           5.12          (2.56)
                                              ------------   ------------   ------------   ------------
Total from investment operations                      6.24           6.80           5.35          (2.44)
                                              ------------   ------------   ------------   ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.16)         (0.13)         (0.22)         (0.12)
                                              ------------   ------------   ------------   ------------
Net asset value, end of period                $      35.55   $      29.47   $      22.80   $      17.67
                                              ============   ============   ============   ============
TOTAL RETURN (b)                                     21.22%         30.02%         30.35%        (12.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)          $    663,005   $    131,157   $     62,696   $     28,269
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.65%          0.65%          0.65%          0.65% (c)
Ratio of net expenses to average net assets           0.65%          0.65%          0.65%          0.65% (c)
Ratio of net investment income (loss) to
   average net assets                                 0.52%          0.42%          1.17%          1.48% (c)
Portfolio turnover rate (d)                            307%           460%           246%           183%


(a)   Inception dates for EDOW and FCTR are August 8, 2017 and July 25, 2018,
      respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 45


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-two exchange-traded funds. This report covers the four funds (each a "Fund" and collectively, the "Funds") listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker "DWPP")
      First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
         ticker "EDOW")
      First Trust Lunt U.S. Factor Rotation ETF - (Cboe BZX Exchange, Inc.
          ("Cboe BZX") ticker "FCTR")

Each Fund represents a separate series of beneficial interest in the Trust.
Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the
Fund's fees and expenses) of the following indices:


FUND                                                      INDEX
First Trust Total US Market AlphaDEX(R) ETF               NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF          Nasdaq Dorsey Wright People's Portfolio Index
First Trust Dow 30 Equal Weight ETF                       Dow Jones Industrial Average(R) Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF                 Lunt Capital Large Cap Factor Rotation Index


                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the
New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the
NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'
investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"),
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange
      Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and
      AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of
1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7)    information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9)    the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the
            following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of December 31, 2021, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

                                                                         Page 47


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the
Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of
Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the
Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A
Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities.
Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral.
The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, only
TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

Repurchase agreements received for lending securities are collateralized by U.S.
Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the
U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended December 31, 2021 were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time.
Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2021 was as follows:


                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      162,991        $         --        $         --
First Trust Dorsey Wright People's Portfolio ETF                               81,660                  --                  --
First Trust Dow 30 Equal Weight ETF                                         1,719,752                  --                  --
First Trust Lunt U.S. Factor Rotation ETF                                   1,580,945                  --                  --


The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2020 was as follows:


                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      165,965        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              240,000                  --                   --
First Trust Dow 30 Equal Weight ETF                                           796,961                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                     405,400                  --                   --


As of December 31, 2021, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $       15,478        $ (3,066,140)       $   3,369,085
First Trust Dorsey Wright People's Portfolio ETF                                3,829         (10,350,687)           2,978,596
First Trust Dow 30 Equal Weight ETF                                             2,653          (4,087,639)          11,498,122
First Trust Lunt U.S. Factor Rotation ETF                                     268,020         (32,651,496)           5,603,951


                                                                         Page 49


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2018,
2019, 2020, and 2021 remain open to federal and state audit. As of December 31,
2021, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds'
financial statements for uncertain tax positions.

Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the table below, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund's shareholders.


                                                                Non-Expiring
                                                                Capital Loss
                                                               Carryforwards
                                                             ------------------
First Trust Total US Market AlphaDEX(R) ETF                    $    3,066,140
First Trust Dorsey Wright People's Portfolio ETF                   10,350,687
First Trust Dow 30 Equal Weight ETF*                                4,087,639
First Trust Lunt U.S. Factor Rotation ETF                          32,651,496


* $3,196,583 of First Trust Dow 30 Equal Weight ETF's non-expiring net capital losses is subject to loss limitation resulting from reorganization activity.
This limitation generally reduces the utilization of these losses to a maximum of $212,620 per year.

During the taxable year ended December 31, 2021, the following Funds utilized non-expiring capital loss carryforwards in the following amounts:


                                                                Capital Loss
                                                                Carryforward
                                                                  Utilized
                                                             ------------------
First Trust Total US Market AlphaDEX(R) ETF                    $      147,994
First Trust Dorsey Wright People's Portfolio ETF                       75,189
First Trust Dow 30 Equal Weight ETF                                    73,031


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2021, the Funds had no net late year ordinary or capital losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation
(depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended December 31, 2021, the adjustments for each Fund were as follows:


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021


                                                                                     Accumulated
                                                                Accumulated          Net Realized
                                                               Net Investment        Gain (Loss)            Paid-in
                                                               Income (Loss)        on Investments          Capital
                                                             ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                    $       14,092        $ (4,268,686)       $   4,254,594
First Trust Dorsey Wright People's Portfolio ETF                           58            (606,560)             606,502
First Trust Dow 30 Equal Weight ETF                                        --          (4,240,706)           4,240,706
First Trust Lunt U.S. Factor Rotation ETF                                  26         (64,248,631)          64,248,605


H. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R)
ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright
People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt
U.S. Factor Rotation ETF (the "Unitary Fee Funds"), other than excluded expenses
(discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following
"Licensors" for the respective Funds:


FUND                                                      LICENSOR
First Trust Total US Market AlphaDEX(R) ETF               Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF          Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                       S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF                 Lunt Capital Management, Inc.


The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US
Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the
Statements of Operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such
Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee
Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year
(the "Expense Cap"). The Expense Cap will be in effect until at least April 30,
2023.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the fiscal year ended
December 31, 2021 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:


                                                                                    Fees Waived and Expenses Borne by
                                                                                     First Trust Subject to Recovery
                                                                             ------------------------------------------------
                                                 Advisory                       Year         Year         Year
                                                    Fee         Expense        Ended        Ended        Ended
                                                  Waivers    Reimbursement   12/31/2019   12/31/2020   12/31/2021     Total
                                                 ---------   -------------   ----------   ----------   ----------   ---------
Total US Market AlphaDEX(R) ETF                  $  78,956   $          --   $   54,452   $   63,952   $   78,956   $ 197,360


                                                                         Page 51


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

For the First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30
Equal Weight ETF, and First Trust Lunt U.S. Factor Rotation ETF, First Trust is
paid an annual unitary management fee of 0.60%, 0.50%, and 0.65%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the
Investment Management Agreement, distribution and service fees pursuant to a
Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses. Pursuant to a contractual agreement between the Trust, on behalf of DWPP, and First Trust, the management fees paid to First Trust will be reduced by the proportional amount of the acquired fund fees and expenses of the shares of investment companies held by DWPP so that the
Fund would not bear the indirect costs of holding them, provided that the investment companies are advised by First Trust. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the
Trust's Board of Trustees or (ii) upon the termination of the Fund's management agreement with First Trust. First Trust does not have the right to recover the fees waived that are attributable to acquired fund fees and expenses of the shares of investment companies advised by First Trust.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets.
As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                               4. REORGANIZATION

On January 30, 2020, the Board of Trustees of First Trust Mega Cap AlphaDEX(R)
Fund ("FMK") and EDOW approved a reorganization of EDOW with FMK. The reorganization was completed on December 14, 2020. EDOW was the surviving fund.

Under the terms of the reorganization, which was tax-free, the assets of FMK were transferred to, and the liabilities of FMK were assumed by, EDOW in exchange for shares of EDOW. The cost of the investments received from FMK was carried forward to EDOW for U.S. GAAP and tax purposes. The EDOW shares were then distributed to FMK shareholders and the separate existence of FMK ceased.
The reorganization was subject to certain conditions, including that the reorganization was approved on November 9, 2020, by the shareholders of EDOW.
When the reorganization occurred, the transactions were based on the relative
NAVs of FMK and EDOW.

The following table summarizes the asset transfers and conversion ratios for the reorganization.


                        Net Assets on    Unrealized     Accumulated      Shares      Acquiring               Net Assets on
Acquired     Shares     December 11,    Appreciation   Net Realized    Conversion   (Surviving)    Shares    December 11,
  Fund      Redeemed        2020       (Depreciation)   Gain (Loss)      Ratio         Fund        Issued        2020*
--------------------------------------------------------------------------------------------------------------------------
  FMK       500,002      $21,476,818      $628,735     $(2,594,062)     1.595502       EDOW       797,754     $51,151,076


* Amount reflects net assets of EDOW prior to the reorganization.

The following table summarizes the operations of the Acquired Fund for the period August 1, 2020 to December 11, 2020, and the operations of EDOW, the
Acquiring (Surviving) Fund, for the fiscal year ended December 31, 2020, as presented in the Statements of Operations and the combined Acquired and
Acquiring (Surviving) Funds' pro-forma results of operations for the fiscal year ended December 31, 2020, assuming the acquisition had been completed on January
1, 2020.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of FMK that have been included in EDOW's Statement of Operations since December 11, 2020.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021


                                                                                        Net Realized and
                                                                                           Change in
                                                                                           Unrealized           Net Increase
                                                                   Net Investment         Gain (Loss)         (Decrease) from
                                                                       Income            on Investments          Operations
                                                                 ------------------    ------------------    ------------------
Acquired Fund for the period August 1, 2020 to December 11, 2020
   FMK                                                             $      109,271        $    3,543,108        $    3,652,379
Acquiring Fund for the fiscal year ended December 31, 2020
   EDOW                                                                   788,789             5,202,430             5,991,219
                                                                   --------------        --------------        --------------
Combined Total                                                     $      898,060        $    8,745,538        $    9,643,598
                                                                   ==============        ==============        ==============


                      5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended December 31, 2021, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    20,251,911   $    20,157,403
First Trust Dorsey Wright People's Portfolio ETF                          780,471           766,798
First Trust Dow 30 Equal Weight ETF                                    13,842,233        13,673,530
First Trust Lunt U.S. Factor Rotation ETF                           1,081,130,695     1,081,111,414


For the fiscal year ended December 31, 2021, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $    18,411,937   $    13,629,362
First Trust Dorsey Wright People's Portfolio ETF                        1,684,481         3,139,856
First Trust Dow 30 Equal Weight ETF                                    75,743,450        22,846,233
First Trust Lunt U.S. Factor Rotation ETF                           1,093,777,118       597,273,092


                  6. CREATION, REDEMPTION AND TRANSACTION FEES

Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with a Fund or one of the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing
Corporation ("NSCC") the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized
Participant that wishes to effectuate a creation of a Fund's shares deposits with the Fund the "basket" of securities, cash or other assets identified by the
Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized
Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the
Authorized Participant redeems a Creation Unit of a Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund's shares at or close to the NAV per share of the
Fund.

Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

Each Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and

                                                                         Page 53


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               DECEMBER 31, 2021

part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized
Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there was the following subsequent event:

On January 28, 2022, TUSA announced that the Fund will seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called The Dividend Strength Index (the "New Index"). The
Fund expects to begin tracking the New Index prior to the end of April 2022. The
New Index will be composed of approximately 50 U.S. equity securities selected based on factors designed to measure financial strength and dividend yield.
Additionally, at the time of the Fund's change to the New Index, the Fund's name is expected to be changed to "First Trust Dividend Strength ETF" and its new ticker symbol is expected to be "DVST". The Fund's shares will continue to be listed for trading on The Nasdaq Stock Market LLC and Nasdaq, Inc. will serve as the Fund's index provider.

                               10. OTHER MATTERS

By operation of law, EDOW and FCTR now operate each as a diversified open-end management investment company as defined in Section 5(b) of the 1940 Act.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First
Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's
Portfolio ETF, First Trust Dow 30 Equal Weight ETF, and First Trust Lunt U.S.
Factor Rotation ETF (the "Funds"), each a series of First Trust Exchange-Traded
Fund, including the portfolios of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of the changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below for the Funds, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.


--------------------------------------------------------------------------------------------------------
INDIVIDUAL FUNDS
INCLUDED IN THE TRUST           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------
First Trust Total US Market     For the years ended December 31, 2021, 2020, 2019, 2018, and 2017
AlphaDEX(R) ETF

First Trust Dorsey Wright
People's Portfolio ETF
--------------------------------------------------------------------------------------------------------
First Trust Dow 30              For the years ended December 31, 2021, 2020, 2019, 2018, and the
Equal Weight ETF                period from August 8, 2017 (commencement of operations) through
                                December 31, 2017

First Trust Lunt U.S. Factor    For the year ended December 31, 2021, 2020, 2019, and the period from
Rotation ETF                    July 25, 2018 (commencement of operations) through December 31, 2018
--------------------------------------------------------------------------------------------------------


BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds'
financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 55


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form
N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each
Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms
N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2021, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:


                                                                Dividends Received Deduction
                                                                ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                               100.00%
First Trust Dorsey Wright People's Portfolio ETF                          100.00%
First Trust Dow 30 Equal Weight ETF                                       100.00%
First Trust Lunt U.S. Factor Rotation ETF                                 100.00%


For the taxable year ended December 31, 2021, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:


                                                                  Qualified Dividend Income
                                                                ----------------------------
First Trust Total US Market AlphaDEX(R) ETF                               100.00%
First Trust Dorsey Wright People's Portfolio ETF                          100.00%
First Trust Dow 30 Equal Weight ETF                                       100.00%
First Trust Lunt U.S. Factor Rotation ETF                                 100.00%


A portion of each of the Funds' 2021 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended December
31, 2021, may be eligible for the Qualified Business Income Deduction (QBI)
under Internal Revenue Code Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

                                                                         Page 57


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                DURING PAST 5 YEARS                 TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Officer, Wheaton Orthopedics;        216        None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.         216        Director of ADM Investor
(1957)                                           (Futures Commission Merchant)                              Services, Inc., ADM
                              o Since Inception                                                             Investor Services
                                                                                                            International, Futures
                                                                                                            Industry Association,
                                                                                                            and National Futures
                                                                                                            Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       216        Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                      of Advocate Home Health
                                                                                                            Services, Advocate Home
                              o Since 2021       Continuing Health Division (Integrated                     Care Products and
                                                 Healthcare System)                                         Advocate Hospice;
                                                                                                            Director and Board Chair
                                                                                                            of Aurora At Home
                                                                                                            (since 2018); Director
                                                                                                            of Advocate
                                                                                                            Physician Partners
                                                                                                            Accountable Care
                                                                                                            Organization; Director
                                                                                                            and Board Chair of
                                                                                                            RML Long Term
                                                                                                            Acute Care Hospitals;
                                                                                                            and Director of Senior
                                                                                                            Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          216        Director of Trust
(1956)                                           and Management Consulting)                                 Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        216        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust
Chairman of the Board                            Advisors L.P. and First Trust Portfolios        216        None
(1955)                                           L.P., Chairman of the Board of
                              o Since Inception  Directors, BondWave LLC (Software
                                                 Development Company) and Stonebridge
                                                 Advisors LLC (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 59


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                           to January 2016), First Trust Advisors L.P. and First
                                                                           Trust Portfolios L.P.; Chief Financial Officer (January
                                                                           2016 to Present), BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                         DECEMBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION
We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 61

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

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
--------------------------------------------------------------------------------

FT Cboe Vest Gold Strategy Quarterly Buffer ETF (BGLD)

-------------------------------
Annual Report
For the Period January 20, 2021
(Commencement of Operations)
through December 31, 2021
-------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund (the "Trust") described in this report (FT Cboe Vest Gold Strategy Quarterly Buffer ETF; hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest Gold Strategy Quarterly Buffer ETF (the "Fund"), which contains detailed information about the Fund since its inception on January 20, 2021 through
December 31, 2021. Please note that information contained in this letter and the annual report prior to the Fund's inception date does not apply to the Fund.

Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in
2021 were clearly the ongoing fight against the coronavirus ("COVID-19")
pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.

The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the
U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the
Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The
U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index ("CPI"). The standard definition for inflation is "too many dollars chasing too few goods."
The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S.
Bureau of Labor Statistics. The last time inflation was this elevated was in
1982.

Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron's magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500(R) Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500(R) Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note ("T-Note"). The
10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)

The investment objective of the FT Cboe Vest Gold Strategy Quarterly Buffer ETF
(the "Fund") is to seek to provide investors with returns (before fees, expenses and taxes) that match those of the SPDR(R) Gold Trust (the "Underlying ETF"), up to a predetermined upside cap of 3.90% (before fees, expenses and taxes) and
3.68% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -15%
(before fees, expenses and taxes) over the period from December 1, 2021 to
February 28, 2022 (the "Outcome Period"). Under normal market conditions, the
Fund will invest substantially all of its assets in U.S. Treasury securities, cash and cash equivalents, and in the shares of a wholly-owned subsidiary (the
"Subsidiary") that holds FLexible EXchange(TM) Options ("FLEX Options") that reference the price performance of the Underlying ETF. The Fund does not invest directly in FLEX Options. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund's investment in the
Subsidiary may not exceed 25% of the Fund's total assets at the end of each fiscal quarter.

Subsequent Target Outcome Periods will begin on the day the prior Target Outcome
Period ends and will end on the approximate three-month anniversary of that new
Target Outcome Period. On the first day of each new Outcome Period, the Fund resets by investing in a new set of FLEX Options that will provide a new cap for the new Outcome Period. This means that the cap will change for each Outcome
Period based upon prevailing market conditions at the beginning of each Outcome
Period. The Fund will be perpetually offered and not terminate after the initial or any subsequent Target Outcome Period. An investor that purchases Fund shares other than on the first day of an Outcome Period and/or sells Fund shares prior to the end of an Outcome Period may experience results that are very different from the target outcomes sought by the Fund for that Outcome Period. The Fund is classified as non-diversified under the Investment Company Act of 1940, as amended. The shares of the Fund are listed and traded on the Cboe BZX Exchange,
Inc., under the ticker symbol "BGLD".


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                 CUMULATIVE
                                                                TOTAL RETURNS
                                                             Inception (1/20/21)
                                                                 to 12/31/21
FUND PERFORMANCE
NAV                                                                -5.30%
Market Price                                                       -5.35%

INDEX PERFORMANCE
LBMA Gold Price                                                    -1.86%
S&P 500(R) Index - Price Return                                    23.74%
--------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD) (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      JANUARY 20, 2021 - DECEMBER 31, 2021

                FT Cboe Vest
               Gold Strategy                                  S&P 500(R) Index -
            Quarterly Buffer ETF        LBMA Gold Price          Price Return
1/20/21           $10,000                   $10,000                $10,000
6/30/21             9,645                     9,478                 11,157
12/31/21            9,469                     9,814                 12,374


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to FT Cboe Vest Gold Strategy Quarterly Buffer ETF ("BGLD" or the
"Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro
Station Pl, 9th Floor, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $5.3 billion under management or committed to management as of
December 31, 2021.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

                                  MARKET RECAP

From the Fund's inception date of January 20, 2021 through December 31, 2021
(the "period") global stock markets largely continued to post solid gains, extending the massive rally from the February 2020 lows brought on by the coronavirus ("COVID-19") pandemic. Governments across the globe continued to support their economies with extensive fiscal and monetary programs. These efforts, combined with extraordinarily strong corporate earnings, have fueled equity markets across the globe. Markets moved persistently higher over the period, with small and infrequent pullbacks.

The S&P 500(R) Index, the well-known measure of U.S. large-capitalization
("cap") stocks, ended the period up 25.4%. Mid- and small-cap stocks, as measured by the S&P Midcap 400(R) Index and the Russell 2000(R) Small Cap Index,
rallied, but to a much smaller extent, gaining 16.5% and 4.9%, respectively, for the same period. The Nasdaq 100 Index, a tech-heavy market measure, gained
14.6%, during the period. International markets were mixed during the period, as evidenced by the diverging performances in broad foreign market indices. For example, the MSCI EAFE Index (a broad measure of international stocks in developed markets, excluding the U.S.) gained 9.2%, while the MSCI Emerging
Markets Index fell 10.1% for the same period.

During the period, gold, as measured by the price return of the SPDR(R) Gold
Trust ("GLD" or the "Underlying EFT"), fell by 2.5%.

U.S. economic data all pointed to a rapidly recovering economy. Growth in gross domestic product ("GDP") in the most recent three quarterly reports (the first through third quarters of 2021) came in at seasonally adjusted annualized rates of 6.3%, 6.7%, and 2.3%, sequentially. A current Bloomberg survey of economists shows a consensus projection of 3.8% GDP growth in 2022 (versus 2021.)

The U.S. unemployment rate, which had been sitting at a 50-year low of 3.5% in
February of 2020, shot up to 14.7% just two months later, at the height of the pandemic frenzy. This rate had fallen to 6.4% in January of 2021, as the period began. Throughout the period, the unemployment rate continued to move sharply lower, ending at 3.9% in December 2021.

U.S inflation levels accelerated dramatically over the period as the Federal
Reserve (the "Fed") kept short-term interest rates near zero throughout the period. The most recent (December 2021) Consumer Price Index report shows year-over-year inflation running at a 7.0% rate, up from just 1.4% from the
January 2021 report. This year-over year reading was the highest since 1982. One particular component of the economy that is overheating is the housing market.
Housing prices in the U.S. increased by 19.1% over the last twelve months, according to the most recent (October 2021) S&P Case-Shiller U.S. National Home
Price Index.

PERFORMANCE ANALYSIS

The following table provides information pertaining to the caps and performance for each of the quarterly Target Periods during the time from the Fund's inception on January 20, 2021 through December 31, 2021. The Fund's cap is reset quarterly, at the end of February, May, August, and November. The table shows the caps that went into effect on each of the quarterly start dates. Caps are shown both pre and post expenses.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2021 (UNAUDITED)

For each quarterly target period the Fund's performance is generally impacted by a number of factors. These factors include GLD performance, the Cap and Buffer levels, and expenses.


                                                                                                                     BGLD ACTUAL
      TARGET PERIODS              CAPS                         CAPS            GLD       BGLD ACTUAL   BGLD TARGET   VS. TARGET
   START           END       BEFORE EXPENSES   EXPENSES   AFTER EXPENSES   PERFORMANCE   PERFORMANCE   PERFORMANCE   (VARIANCE)
--------------------------------------------------------------------------------------------------------------------------------
  1/20/2021     2/26/2021         6.10%         0.09%         6.01%          -7.74%        -5.00%        -5.09%         0.09%
  2/26/2021     5/28/2021         6.20%         0.22%         5.98%          10.24%         6.00%         5.98%         0.02%
  5/28/2021     8/31/2021         3.94%         0.23%         3.71%          -4.87%        -5.02%        -5.11%         0.09%
  8/31/2021    11/30/2021         4.86%         0.22%         4.64%          -2.47%        -2.62%        -2.69%         0.07%
 11/30/2021     2/28/2022         3.90%         0.22%         3.68%           3.30%**       1.66%**        N/A*          N/A*


*     The target period beginning November 30, 2021, had not been completed as of December 31, 2021. This target period will end on February 28, 2022.

**    Performance from 11/30/21 through 12/31/21.

MARKET AND FUND OUTLOOK

Over the period, implied volatilities in U.S. equity markets fell sharply. We expect to see implied volatilities rise over the coming year.

In 2021, the Fed chose to not tighten monetary policy in response to rising inflation, claiming that the recent price increases were primarily due to
COVID-19-related economic impacts such as supply chain problems, and characterizing the elevated inflation rates as "transitory" in nature. The Fed is now signaling that they will begin raising short-term interest rates very soon, and markets now anticipate three quarter-point hikes in 2022. This will most likely lead to a headwind for equities and higher volatility in the coming year.

From short-term Treasuries to High Yield Bonds, fixed income investments continue to linger around all-time lows in nominal yield. Combined with the elevated inflation levels seen in the last half of 2021, many fixed income investments currently have negative real yields (i.e., nominal yield less inflation.) This bodes quite poorly for future fixed income returns, leading many market analysts to claim that the traditional "60/40 stock/bond allocation"
strategy is dead. In response, investors are looking to reallocate away from fixed income.

Gold, historically thought of as the predominant inflation hedge, now competes with cryptocurrencies, such as Bitcoin, for that honor. We believe that the extremely high volatility seen in cryptocurrencies will continue to impact gold prices, as investors sort out which inflation hedge vehicle they will want to use going forward.

The Fund is an alternative that investors should consider. The Fund is designed to protect investors against certain downside movements in gold prices as measured by GLD, while limiting the investor's participation in larger upside moves in GLD. In the current market environment, which includes elevated inflation rates, the beginning of a Fed tightening cycle, and negative real yields, the Fund, in appropriate allocations, could be a suitable alternative to either equity and/or fixed income investments.

                                                                          Page 5


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2021 (UNAUDITED)

As a shareholder of FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2021     DECEMBER 31, 2021       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
Actual                                               $1,000.00          $  981.80            0.90%            $4.50
Hypothetical (5% return before expenses)             $1,000.00          $1,020.67            0.90%            $4.58


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021


  PRINCIPAL                                                                             STATED         STATED
    VALUE                                  DESCRIPTION                                  COUPON        MATURITY        VALUE
-------------   ------------------------------------------------------------------   ------------   ------------   ------------
U.S. TREASURY BILLS -- 92.9%
$  16,702,900   U.S. Treasury Bill (a)............................................       (b)          02/24/22     $ 16,702,357
                (Cost $16,701,885)                                                                                 ------------



   SHARES                                                 DESCRIPTION                                                 VALUE
-------------   ------------------------------------------------------------------------------------------------   ------------
MONEY MARKET FUNDS -- 0.7%
      117,806   Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (c).......................        117,806
                (Cost $117,806)                                                                                    ------------

                TOTAL INVESTMENTS -- 93.6%......................................................................     16,820,163
                (Cost $16,819,691) (d)                                                                             ------------



  NUMBER OF                                                             NOTIONAL       EXERCISE      EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE          DATE          VALUE
-------------   ---------------------------------------------------   ------------   ------------   ------------   ------------
CALL OPTIONS PURCHASED -- 8.5%
        1,069   SPDR(R) Gold Shares................................   $ 18,275,624   $     157.23     02/28/22        1,531,782
                (Cost $1,195,966) (d)                                                                              ------------

WRITTEN OPTIONS -- (2.0)%

CALL OPTIONS WRITTEN -- (1.9)%
       (1,069)  SPDR(R) Gold Shares................................    (18,275,624)        171.95     02/28/22         (349,313)
                (Premiums received $282,459)                                                                       ------------

PUT OPTIONS WRITTEN -- (0.1)%
       (1,069)  SPDR(R) Gold Shares................................    (18,275,624)        140.68     02/28/22           (9,845)
                (Premiums received $38,728)                                                                        ------------

                TOTAL WRITTEN OPTIONS...........................................................................       (359,158)
                (Premiums received $321,187) (d)                                                                   ------------

                NET OTHER ASSETS AND LIABILITIES -- (0.1)%......................................................        (12,671)
                                                                                                                   ------------
                NET ASSETS -- 100.0%............................................................................   $ 17,980,116
                                                                                                                   ============


-----------------------------
(a)   This security or a portion of this security is segregated as collateral for written options contracts.

(b)   Zero coupon security.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   Aggregate cost for federal income tax purposes is $16,819,691. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $341,975 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $37,971. The net unrealized appreciation was $304,004. The amounts presented are inclusive of derivative contracts.

                 See Notes to Consolidated Financial Statements           Page 7


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

-----------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to
Consolidated Financial Statements):


                                                      ASSETS TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          12/31/2021         PRICES           INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
U.S. Treasury Bills..................................   $   16,702,357   $           --   $   16,702,357   $           --
Money Market Funds...................................          117,806          117,806               --               --
                                                        --------------   --------------   --------------   --------------
Total Investments....................................       16,820,163          117,806       16,702,357               --
Call Options Purchased...............................        1,531,782               --        1,531,782               --
                                                        --------------   --------------   --------------   --------------
Total................................................   $   18,351,945   $      117,806   $   18,234,139   $           --
                                                        ==============   ==============   ==============   ==============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          12/31/2021         PRICES           INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
Call Options Written.................................   $     (349,313)  $           --   $     (349,313)  $           --
Put Options Written..................................           (9,845)              --           (9,845)              --
                                                        --------------   --------------   --------------   --------------
Total................................................   $     (359,158)  $           --   $     (359,158)  $           --
                                                        ==============   ==============   ==============   ==============


Page 8           See Notes to Consolidated Financial Statements


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021


ASSETS:
Investments, at value..................................................    $    16,820,163
Options contracts purchased, at value..................................          1,531,782
Cash...................................................................                879
Dividends receivable...................................................                  3
                                                                           ---------------
   Total Assets........................................................         18,352,827
                                                                           ---------------

LIABILITIES:
Options contracts written, at value....................................            359,158
Investment advisory fees payable.......................................             13,553
                                                                           ---------------
   Total Liabilities...................................................            372,711
                                                                           ---------------
NET ASSETS.............................................................    $    17,980,116
                                                                           ===============

NET ASSETS CONSIST OF:
Paid-in capital........................................................    $    17,666,550
Par value..............................................................              9,500
Accumulated distributable earnings (loss)..............................            304,066
                                                                           ---------------
NET ASSETS.............................................................    $    17,980,116
                                                                           ===============
NET ASSET VALUE, per share.............................................    $         18.93
                                                                           ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................            950,002
                                                                           ===============
Investments, at cost...................................................    $    16,819,691
                                                                           ===============
Premiums paid on options contracts purchased...........................    $     1,195,966
                                                                           ===============
Premiums received on options contracts written.........................    $       321,187
                                                                           ===============


                 See Notes to Consolidated Financial Statements           Page 9


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2021 (a)


INVESTMENT INCOME:
Interest...............................................................    $         2,357
Dividends..............................................................                184
                                                                           ---------------
   Total investment income.............................................              2,541
                                                                           ---------------

EXPENSES:
Investment advisory fees...............................................             74,712
                                                                           ---------------
   Total expenses......................................................             74,712
                                                                           ---------------
NET INVESTMENT INCOME (LOSS)...........................................            (72,171)
                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................                  2
   Purchased options contracts.........................................           (859,404)
   Written options contracts...........................................            156,912
                                                                           ---------------
Net realized gain (loss)...............................................           (702,490)
                                                                           ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................                472
   Purchased options contracts.........................................            335,816
   Written options contracts...........................................            (37,971)
                                                                           ---------------
Net change in unrealized appreciation (depreciation)...................            298,317
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................           (404,173)
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $      (476,344)
                                                                           ===============


(a)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 10          See Notes to Consolidated Financial Statements


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS


                                                                               PERIOD
                                                                                ENDED
                                                                           12/31/2021 (a)
                                                                           ---------------
OPERATIONS:
Net investment income (loss)...........................................    $       (72,171)
Net realized gain (loss)...............................................           (702,490)
Net change in unrealized appreciation (depreciation)...................            298,317
                                                                           ---------------
Net increase (decrease) in net assets resulting from operations........           (476,344)
                                                                           ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         23,206,989
Cost of shares redeemed................................................         (4,750,529)
                                                                           ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................         18,456,460
                                                                           ---------------
Total increase (decrease) in net assets................................         17,980,116

NET ASSETS:
Beginning of period....................................................                 --
                                                                           ---------------
End of period..........................................................    $    17,980,116
                                                                           ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                 --
Shares sold............................................................          1,200,002
Shares redeemed........................................................           (250,000)
                                                                           ---------------
Shares outstanding, end of period......................................            950,002
                                                                           ===============


(a)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                 See Notes to Consolidated Financial Statements          Page 11


FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                     PERIOD
                                                                      ENDED
                                                                 12/31/2021 (a)
                                                                 ---------------
Net asset value, beginning of period...........................     $   19.99
                                                                    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................         (0.08)
Net realized and unrealized gain (loss)........................         (0.98)
                                                                    ---------
Total from investment operations...............................         (1.06)
                                                                    ---------
Net asset value, end of period.................................     $   18.93
                                                                    =========
TOTAL RETURN (b)...............................................         (5.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  17,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets..................          0.90% (c)
Ratio of net investment income (loss) to average net assets....         (0.87)% (c)
Portfolio turnover rate (d)....................................             0%


(a)   Inception date is January 20, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12          See Notes to Consolidated Financial Statements


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-two exchange-traded funds. This report covers the FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the "Fund"), which trades under the ticker "BGLD" on the Cboe BZX Exchange, Inc. ("Cboe BZX"). The
Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's investment objective is to seek to provide investors with returns (before fees, expenses and taxes) that match those of the SPDR(R) Gold Trust (the "Underlying ETF"), up to a predetermined upside cap of 3.90% (before fees, expenses and taxes) and
3.68% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee), while providing a buffer against Underlying ETF losses between -5% and -15%
(before fees, expenses and taxes) over the period from December 1, 2021 to
February 28, 2022. Prior to December 1, 2021, the Fund's investment objective included an upside cap of 3.94% and 4.86% (before fees, expenses and taxes) and
3.71% and 4.64% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund's management fee) and an Outcome Period of June 1, 2021 to August 31, 2021 and
September 1, 2021 to November 30, 2021, respectively. Under normal market conditions, the Fund, through a wholly-owned subsidiary (the "Subsidiary"), organized under the laws of the Cayman Islands, invests in FLexible EXchange(R)
Options ("FLEX Options") on the Underlying ETF. The Fund does not invest directly in FLEX Options. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund's investment in the
Subsidiary may not exceed 25% of the Fund's total assets at the end of each fiscal quarter. As of December 31, 2021, the Fund invested 17.79% of the Fund's total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the
United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor")
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2021

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

If the Fund's investments are not able to be priced by pre-established pricing methods, such investments may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

Valuing the Fund's holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The
Subsidiary's holdings will be valued in the same manner as the Fund's holdings.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2021, is included with the Fund's Consolidated Portfolio of Investments.

B. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

The Fund, through the Subsidiary, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the
Subsidiary holds that reference the Underlying ETF will give the Subsidiary the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Subsidiary purchases or sells the option. The FLEX
Options held by the Subsidiary are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

When the Subsidiary writes (sells) an option, an amount equal to the premium received by the Subsidiary is included in "Options contracts written, at value"
on the Consolidated Statement of Assets and Liabilities. Gain or loss on written options is presented separately as "Net realized gain (loss) on written options contracts" on the Consolidated Statement of Operations. When the Subsidiary
purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options contracts purchased, at value" on the Consolidated Statement of Assets and Liabilities. Gain or loss on purchased options is included in "Net realized gain (loss) on purchased options contracts"
on the Consolidated Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid annually by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2021

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.

There were no distributions paid during the fiscal period ended December 31,
2021.

As of December 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income                 $        --
Accumulated capital and other gain (loss)          (5,687)
Net unrealized appreciation (depreciation)        304,004

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Subsidiary is classified as a controlled foreign corporation under
Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2021 remains open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's consolidated financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund had no non-expiring capital loss carryforwards.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended December 31, 2021, the Fund did not incur any net ordinary losses.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation) on the
Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain
(loss). These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2021, the adjustments for the Fund were as follows:

                  Accumulated      Accumulated
                 Net Investment    Net Realized       Paid-in
                 Income (Loss)     Gain (Loss)        Capital
                 --------------   --------------   --------------
                    $ 77,920        $ 702,490       $ (780,410)

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2021

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's and the
Subsidiary's investment portfolios, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

First Trust is responsible for the expenses of the Fund and the Subsidiary including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.90% of its average daily net assets. The Subsidiary does not pay First Trust a separate management fee.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund. Additionally, the Lead Independent
Trustee and the Chairs of the Audit Committee, Nominating and Governance
Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the
First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the
Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal period ended December 31, 2021, were $0 and $0, respectively.

For the fiscal period ended December 31, 2021, the Fund did not have any in-kind purchases or sales.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Subsidiary at
December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and
Liabilities.


                                                   ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                        ----------------------------------------   ----------------------------------------
                                              CONSOLIDATED                               CONSOLIDATED
DERIVATIVES                             STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE         LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
-----------------   -----------------   ------------------------   -------------   ------------------------   -------------
                    Commodity           Options contracts                          Options contracts
Options             Risk                purchased, at value        $   1,531,782   written, at value          $     359,158



--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2021

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended December 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

CONSOLIDATED STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
COMMODITY RISK EXPOSURE
Net realized gain (loss) on:
   Purchased options contracts                                    $  (859,404)
   Written options contracts                                          156,912
Net change in unrealized appreciation (depreciation) on:
   Purchased options contracts                                        335,816
   Written options contracts                                          (37,971)

During the fiscal period ended December 31, 2021, the premiums for purchased options contracts opened were $3,562,338 and the premiums for purchased options contracts closed, exercised and expired were $2,366,372.

During the fiscal period ended December 31, 2021, the premiums for written options contracts opened were $757,016 and the premiums for written options contracts closed, exercised and expired were $435,829.

The Fund does not have the right to offset financial assets and liabilities related to options contracts on the Consolidated Statement of Assets and
Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                               DECEMBER 31, 2021

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying consolidated statement of assets and liabilities of FT Cboe Vest Gold Strategy Quarterly Buffer ETF (the "Fund"), a
series of the First Trust Exchange-Traded Fund, including the consolidated portfolio of investments, as of December 31, 2021, the related consolidated statement of operations, the consolidated statements of changes in net assets, and the consolidated financial highlights for the period from January 20, 2021
(commencement of operations) through December 31, 2021, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of
December 31, 2021, and the results of its operations, the changes in its net assets, and the financial highlights for the period from January 20, 2021
(commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 19


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2021, the following percentages of ordinary income (including the short-term capital gain) distribution paid by the
Fund qualifies for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

         Dividend Received Deduction           Qualified Dividend Income
         ---------------------------           -------------------------
                    0.00%                                0.00%

Distributions paid to foreign shareholders during the Fund's fiscal year ended
December 31, 2021 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after
December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

                                   DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by SPDR(R) Gold Shares,
SPDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the
SPDR(R) Gold Shares. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX
Options.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                DURING PAST 5 YEARS                 TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Officer, Wheaton Orthopedics;        216        None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.         216        Director of ADM Investor
(1957)                                           (Futures Commission Merchant)                              Services, Inc., ADM
                              o Since Inception                                                             Investor Services
                                                                                                            International, Futures
                                                                                                            Industry Association,
                                                                                                            and National Futures
                                                                                                            Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       216        Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                      of Advocate Home Health
                                                                                                            Services, Advocate Home
                              o Since 2021       Continuing Health Division (Integrated                     Care Products and
                                                 Healthcare System)                                         Advocate Hospice;
                                                                                                            Director and Board Chair
                                                                                                            of Aurora At Home
                                                                                                            (since 2018); Director
                                                                                                            of Advocate
                                                                                                            Physician Partners
                                                                                                            Accountable Care
                                                                                                            Organization; Director
                                                                                                            and Board Chair of
                                                                                                            RML Long Term
                                                                                                            Acute Care Hospitals;
                                                                                                            and Director of Senior
                                                                                                            Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          216        Director of Trust
(1956)                                           and Management Consulting)                                 Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        216        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust
Chairman of the Board                            Advisors L.P. and First Trust Portfolios        216        None
(1955)                                           L.P., Chairman of the Board of
                              o Since Inception  Directors, BondWave LLC (Software
                                                 Development Company) and Stonebridge
                                                 Advisors LLC (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 23


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2021 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                           to January 2016), First Trust Advisors L.P. and First
                                                                           Trust Portfolios L.P.; Chief Financial Officer (January
                                                                           2016 to Present), BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY QUARTERLY BUFFER ETF (BGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 25

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
1765 Greensboro Station Pl, 9th Floor
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


FIRST TRUST

First Trust Exchange-Traded Fund
--------------------------------------------------------------------------------

FT Cboe Vest Gold Strategy Target Income ETF(R) (IGLD)

-------------------------------
Annual Report
For the Period March 2, 2021
(Commencement of Operations)
through December 31, 2021
-------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                                 ANNUAL REPORT
                               DECEMBER 31, 2021

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First
Trust" or the "Advisor") and/or Cboe Vest(SM) Financial LLC ("Cboe Vest" or the
"Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate,"
"estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund (the "Trust") described in this report (FT Cboe Vest Gold Strategy Target Income ETF(R); hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The
Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional
Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit
www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from the portfolio management team of the
Fund, you may obtain an understanding of how the market environment affected the
Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the
Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.


--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               DECEMBER 31, 2021

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the FT Cboe
Vest Gold Strategy Target Income ETF(R) (the "Fund"), which contains detailed information about the Fund since its inception on March 2, 2021 through December
31, 2021. Please note that information contained in this letter and the annual report prior to the Fund's inception date does not apply to the Fund.

Being that this is a year-end review, I would like to touch on the state of the business climate and securities markets in the U.S. The two biggest stories in
2021 were clearly the ongoing fight against the coronavirus ("COVID-19")
pandemic and the surge in the rate of inflation, which I believe is a byproduct of that fight. The COVID-19 pandemic is closing in on its second anniversary and it continues to curb economic activity in the U.S. and abroad. It is nearly as challenging today as it was at its peak in 2020.

The emergence of the Omicron variant in the latter half of 2021 was particularly disappointing because we had been making some inroads into fully reopening the
U.S. economy until its arrival. Americans were dining out. Airline travel was picking up and people were even taking cruises again. We have learned that the
Omicron variant, while seemingly not as dangerous as its predecessor, the Delta variant, at least in terms of the number of deaths to date, is still extremely contagious, especially for those individuals who have not been vaccinated. The
U.S. federal government has funneled trillions of dollars of stimulus and subsidies into the financial system to mitigate the economic fallout from the pandemic. That level of support is unprecedented and has likely fueled much of the surge in inflation, as measured by the Consumer Price Index ("CPI"). The standard definition for inflation is "too many dollars chasing too few goods."
The explosion of the U.S. money supply has easily overwhelmed the volume of goods available to consumers. Global supply chain bottlenecks, including the backlog of container ships at ports in Southern California, have also contributed to the shortages of goods. In December 2021, the trailing 12-month rate on the CPI was 7.0%, up from 1.4% last December, according to the U.S.
Bureau of Labor Statistics. The last time inflation was this elevated was in
1982.

Since the onset of COVID-19, companies and millions of employees have scrambled to adapt to the new normal of working remotely, typically from home. What an amazing thing to watch. While opinions may vary, it has become evident that the workplace culture has probably changed forever. According to Barron's magazine, we should look for more of a hybrid arrangement moving forward that would entail workers being at the office for three days a week and home for two. I do not believe that the stock and bond markets would have performed nearly as well over the past two years had U.S. businesses not overcome the adversity brought their way by COVID-19. Oh, and the trillions of dollars from the government. In 2021, the S&P 500(R) Index posted a total return of 28.71%, and that came on the heels of an 18.40% gain in 2020, according to Bloomberg. From 1926-2021 (a span of 96 years), the S&P 500(R) Index posted an average annual total return of 10.44%, according to Morningstar/Ibbotson Associates. Investors should relish these outsized returns. Bond investors have earned more modest total returns over the past two years. Bond returns were higher for most bond categories in 2020 due to the artificially depressed yield on the 10-Year Treasury Note ("T-Note"). The
10-Year T-Note yield trended higher in 2021, putting some pressure on bond prices. Expect the Federal Reserve to tighten monetary policy by raising short-term interest rates. It could begin as early as March 2022. While the markets could experience some near-term pain, I believe normalizing interest rates and bond yields will prove to be a healthy and necessary transition for the markets long-term.

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

                                                                          Page 1


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)

The FT Cboe Vest Gold Strategy Target Income ETF(R) (the "Fund") seeks to deliver participation in the price returns of the SPDR(SM) Gold Trust (the
"Underlying ETF") while providing a consistent level of income. The Fund's investments principally include short-term U.S. Treasury securities, cash and cash equivalents, and the shares of a wholly-owned subsidiary ("Subsidiary")
that holds FLexible EXchange(R) Options ("FLEX Options") that reference the price performance of the Underlying ETF. In seeking to achieve its objective, the Fund, through the Subsidiary, will generally purchase or sell FLEX Options.
FLEX Options are customized equity or index option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. In combination, the purchased call and sold put options generally provide exposure to price returns of the
Underlying ETF both on the upside and downside. The Fund's investment sub-advisor is Cboe Vest(SM) Financial LLC. Additionally, as a means to generate income, the Fund will employ a "partial covered call strategy" that seeks to sell call options having a strike price roughly equal to the value of the
Underlying ETF at the inception of the Fund or each subsequent roll of the strategy (such options are said to be "at-the-money") on only a portion of the notional value of the call options purchased by the Fund. To execute this strategy, the Fund will sell call options with an expiration date less than or equal to approximately one month in the future (the "Target Income Period"). The amount of call options sold by the Fund is based on a calculation designed to result in the Fund generating income over the Target Income Period on the average assets of the Fund from premiums from writing call options that is approximately 3.85% higher annually than the annual yield from one-month U.S.
Treasury securities, before Fund fees and expenses. The Fund is classified as
"non-diversified" under the Investment Company Act of 1940, as amended. Shares of the Fund are listed on the Cboe BZX Exchange, Inc. under the ticker symbol
"IGLD."


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                  CUMULATIVE
                                                                TOTAL RETURNS
                                                              Inception (3/2/21)
                                                                 to 12/31/21
FUND PERFORMANCE
NAV                                                                  3.14%
Market Value                                                         3.44%

INDEX PERFORMANCE
LBMA Gold Price                                                      5.30%
S&P 500(R) Index - Price Return                                     23.15%
--------------------------------------------------------------------------------


Total returns for the period since inception are calculated from the inception date of the Fund. "Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the
Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint of the national best bid and offer price ("NBBO") as of the time that the Fund's NAV is calculated. Under SEC rules, the NBBO consists of the highest displayed buy and lowest sell prices among the various exchanges trading the Fund at the time the Fund's NAV is calculated. Since shares of the
Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the
Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.


--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       MARCH 2, 2021 - DECEMBER 31, 2021

                FT Cboe Vest
               Gold Strategy                                  S&P 500(R) Index -
            Target Income ETF(R)         LBMA Gold Price         Price Return
3/2/21            $10,000                    $10,000               $10,000
6/30/21            10,029                     10,170                11,104
12/31/21           10,314                     10,530                12,315


Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Information showing the number of days the market price of the Fund's shares was greater (at a premium) and less (at a discount) than the Fund's net asset value for the most recently completed year, and the most recently completed calendar quarters since that year (or life of the Fund, if shorter) is available at
https://www.ftportfolios.com/Retail/etf/home.aspx.

                                                                          Page 3


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2021 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust" or the "Advisor") is the investment advisor to the FT Cboe Vest Gold Strategy Target Income ETF(R) ("IGLD" or the
"Fund"). First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

                                  SUB-ADVISOR

Cboe Vest(SM) Financial LLC ("Cboe Vest" or the "Sub-Advisor") serves as the investment sub-advisor to the Fund. In this capacity, Cboe Vest is responsible for the selection and ongoing monitoring of the securities in the Fund's investment portfolio. Cboe Vest, with principal offices at 1765 Greensboro
Station Pl, 9th Floor, McLean, Virginia 22102, was founded in 2012. Cboe Vest had approximately $5.3 billion under management or committed to management as of
December 31, 2021.

                           PORTFOLIO MANAGEMENT TEAM

KARAN SOOD, MANAGING DIRECTOR OF CBOE VEST
HOWARD RUBIN, MANAGING DIRECTOR OF CBOE VEST

                                  MARKET RECAP

From the Fund's inception date of March 2, 2021 through December 31, 2021 (the
"period") global stock markets largely continued to post solid gains, extending the massive rally from the February 2020 lows brought on by the coronavirus
("COVID-19") pandemic. Governments across the globe continued to support their economies with extensive fiscal and monetary programs. These efforts, combined with extraordinarily strong corporate earnings, have fueled equity markets across the globe. Markets moved persistently higher over the period, with small and infrequent pull backs.

The S&P 500(R) Index, the well-known measure of U.S. large-capitalization
("cap") stocks, ended the period up 24.6%. During the same period, mid- and small-cap stocks, as measured by the S&P Midcap 400(R) Index and the Russell
2000(R) Small Cap Index, rallied, but to a much smaller extent, gaining 13.6%
and 1.5%, respectively. The Nasdaq 100 Index, a tech-heavy market measure, gained 17.8% during the same period. International markets were mixed, as evidenced by the diverging performances in broad foreign market indices. For example, the MSCI EAFE Index (a broad measure of international stocks in developed markets, excluding the U.S.) gained 9.0%, while the MSCI Emerging
Markets Index fell 7.4% during the same period.

During the period, gold, as measured by the price return of the SPDR(R) Gold
Trust ("GLD" or the "Underlying ETF"), gained 5.3%.

U.S. economic data all pointed to a rapidly recovering economy. Growth in gross domestic product ("GDP") in the three most recent quarterly reports (first through third quarters of 2021) came in at seasonally adjusted annualized rates of 6.3%, 6.7%, and 2.3%, sequentially. A current Bloomberg survey of economists shows a consensus projection of 3.8% GDP growth in 2022 (versus 2021.)

The U.S. unemployment rate, which had been sitting at a 50-year low of 3.5% in
February of 2020, shot up to 14.7% just two months later, at the height of the pandemic frenzy. This rate had fallen to 6.0% in March of 2021, as the period began. Throughout the period, the unemployment rate continued to move sharply lower, ending at 3.9% in December 2021.

U.S. inflation levels accelerated dramatically over the year, as the Federal
Reserve (the "Fed") kept short-term interest rates near zero throughout the period. The most recent (December 2021) Consumer Price Index report shows year-over-year inflation running at a 7.0% rate, up from just 2.6% from the
March 2021 report. This year-over-year reading was the highest since 1982. One particular component of the economy that is overheating is the housing market.
Housing prices in the U.S. increased by 19.1% over the last twelve months, according to the most recent (October 2021) S&P Case-Shiller U.S. National Home
Price Index.

PERFORMANCE ANALYSIS

Generally, the Fund holds securities with the economic equivalent to a long position in GLD. In addition, the Fund generally sells (writes) a certain amount of one-month at-the-money covered call options on GLD each month.

The size of the covered call position may be expressed as a percentage of the long GLD position. This percentage is referred to as the IGLD Overwrite
Percentage. At each month-end this percentage is determined such that the targeted amount of premium collected from writing the options is approximately
3.85% over the 1-month treasury yield, divided by twelve. Thus, each month's
IGLD Overwrite Percentage is impacted by the market price of the options at the time the options are sold. The higher the price of the options, the fewer options that are needed to be sold to raise the targeted premium amount. Should the short calls end the month in-the-money, the Fund will be negatively impacted by the amount the calls are in-the-money.


--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                                 ANNUAL REPORT
                         DECEMBER 31, 2021 (UNAUDITED)

The net effect of the long GLD position and the partial overwrite of options allows the fund to participate in GLD rallies at a rate of 100% less the IGLD
Overwrite Percentage. For example, if the IGLD Overwrite Percentage is 20%, the fund generally participates in 80% of the GLD rally for the month.

The following table provides information pertaining to the Fund's covered call overwrite percentage and performance for each of the monthly reset periods during the time from the Fund's inception on March 2, 2021 through December 31,
2021. The Fund's overwrite percentage is reset at the end of each month. The table shows the overwrite percentages that went into effect on each of the monthly start dates.

For each monthly reset period the Fund's performance is generally impacted by a number of factors. These factors include GLD performance, implied volatility of
GLD, the overwrite percentage, and expenses.


                  MONTHLY PERIODS                            GLD          IGLD       IGLD OVERWRITE
                START         END          EXPENSES      PERFORMANCE   PERFORMANCE     PERCENTAGE
              -------------------------------------------------------------------------------------
                3/2/2021    3/31/2021       0.07%          -1.51%        -1.49%          16.13%
               3/31/2021    4/30/2021       0.07%           3.56%         2.62%          20.97%
               4/30/2021    5/28/2021       0.07%           7.68%         6.16%          25.00%
               5/28/2021    6/30/2021       0.08%          -7.15%        -6.55%          25.41%
               6/30/2021    7/30/2021       0.07%           2.53%         2.25%          21.21%
               7/30/2021    8/31/2021       0.08%          -0.08%         0.06%          23.53%
               8/31/2021    9/30/2021       0.07%          -3.22%        -2.89%          22.17%
               9/30/2021   10/29/2021       0.07%           1.48%         1.36%          20.33%
              10/29/2021   11/30/2021       0.08%          -0.69%        -0.25%          22.09%
              11/30/2021   12/31/2021       0.08%           3.30%         2.38%          22.15%


MARKET AND FUND OUTLOOK

Over the period, implied volatilities in U.S. equity markets declined, illustrated by a decrease in the Cboe Volatility Index ("VIX") from 24% to 17%.
We expect to see implied volatilities rise over the coming year.

In 2021, the Fed chose to not tighten monetary policy in response to rising inflation, claiming that the recent price increases were primarily due to
COVID-19-related economic impacts such as supply chain problems, and characterizing the elevated inflation rates as "transitory" in nature. The Fed is now signaling that they will begin raising short-term interest rates very soon, and markets now anticipate three quarter-point hikes in 2022. This will most likely lead to a headwind for equities and higher volatility in the coming year.

From short-term Treasuries to High Yield Bonds, fixed income investments continue to linger around all-time lows in nominal yield. Combined with the elevated inflation levels seen in the last half year, many fixed income investments currently have negative real yields (i.e., nominal yield less inflation.) This bodes quite poorly for future fixed income returns, leading many market analysts to claim that the traditional "60/40 stock/bond allocation"
strategy is dead. In response, some investors are looking to reallocate away from fixed income.

Gold, historically thought of as the predominant inflation hedge, now competes with cryptocurrencies, such as Bitcoin, for that honor. We believe that the extremely high volatility seen in cryptocurrencies will continue to impact gold prices, as investors sort out which inflation hedge vehicle they will want to use going forward.

We believe the Fund is an alternative that investors should consider. The Fund seeks to deliver participation in the price returns of GLD while providing a consistent level of income. The Fund has implemented a distribution policy pursuant to which the Fund intends to declare and pay monthly dividends to shareholders that are consistent with the premiums received from covered calls written pursuant the Fund's investment strategy. The policy has no impact on the
Fund's investment strategy and may reduce the Fund's net asset value. The policy may be amended at any time, or the Fund may cease distributions entirely, at any time. Under the distribution policy, to the extent that sufficient investment income is not available on a monthly basis, the Fund's distributions could consist of return of capital in order to maintain the distribution rate. For the fiscal period ended December 31, 2021, 100% of the Fund's distributions were characterized as return of capital. The final determination of the source and tax status of all 2021 distributions will be made after the end of 2021 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.

In the current market environment, which includes elevated inflation rates, the beginning of a Fed tightening cycle, and negative real yields, we believe the
Fund, in appropriate allocations, could be a suitable alternative in an investor's portfolio to either equity and/or fixed income investments.

                                                                          Page 5


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2021 (UNAUDITED)

As a shareholder of FT Cboe Vest Gold Strategy Target Income ETF(R) (the
"Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended December 31, 2021.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month
Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------------
                                                                                          ANNUALIZED
                                                                                         EXPENSE RATIO    EXPENSES PAID
                                                     BEGINNING           ENDING          BASED ON THE      DURING THE
                                                   ACCOUNT VALUE      ACCOUNT VALUE        SIX-MONTH        SIX-MONTH
                                                   JULY 1, 2021     DECEMBER 31, 2021       PERIOD         PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)

Actual                                               $1,000.00          $1,028.40            0.85%            $4.35
Hypothetical (5% return before expenses)             $1,000.00          $1,020.92            0.85%            $4.33


(a)   Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (July 1,
      2021 through December 31, 2021), multiplied by 184/365 (to reflect the six-month period).


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2021


  PRINCIPAL                                                                             STATED         STATED
    VALUE                                  DESCRIPTION                                  COUPON        MATURITY        VALUE
-------------   ------------------------------------------------------------------   ------------   ------------   ------------
U.S. TREASURY BILLS -- 144.7%
$  45,635,100   U.S. Treasury Bill (a)............................................       (b)          11/03/22     $ 45,535,162
                (Cost $45,549,872)                                                                                 ------------

   SHARES                                                 DESCRIPTION                                                 VALUE
-------------   ------------------------------------------------------------------------------------------------   ------------
MONEY MARKET FUNDS -- 1.4%
      436,565   Dreyfus Government Cash Management Fund, Institutional Shares - 0.03% (c).......................        436,565
                (Cost $436,565)                                                                                    ------------

                TOTAL INVESTMENTS -- 146.1%.....................................................................     45,971,727
                (Cost $45,986,437) (d)                                                                             ------------

  NUMBER OF                                                             NOTIONAL       EXERCISE      EXPIRATION
  CONTRACTS                         DESCRIPTION                          AMOUNT          PRICE          DATE          VALUE
-------------   ---------------------------------------------------   ------------   ------------   ------------   ------------
CALL OPTIONS PURCHASED -- 0.4%

        1,842   SPDR(R) Gold Shares................................   $ 31,490,832   $     248.33     11/30/22          138,150
                (Cost $220,289) (d)                                                                                ------------

WRITTEN OPTIONS -- (45.8)%

CALL OPTIONS WRITTEN -- (0.3)%
         (438)  SPDR(R) Gold Shares................................     (7,488,048)        170.96     01/31/22         (104,244)
                (Premiums received $103,468)                                                                       ------------

PUT OPTIONS WRITTEN -- (45.5)%
       (1,842)  SPDR(R) Gold Shares................................    (31,490,832)        248.33     11/30/22      (14,314,182)
                (Premiums received $15,230,551)                                                                    ------------

                TOTAL WRITTEN OPTIONS...........................................................................    (14,418,426)
                (Premiums received $15,334,019) (d)                                                                ------------

                NET OTHER ASSETS AND LIABILITIES -- (0.7)%......................................................       (215,268)
                                                                                                                   ------------
                NET ASSETS -- 100.0%............................................................................   $ 31,476,183
                                                                                                                   ============


-----------------------------
(a)   This security or a portion of this security is segregated as collateral for written options contracts.

(b)   Zero coupon security.

(c)   Rate shown reflects yield as of December 31, 2021.

(d)   Aggregate cost for federal income tax purposes is $45,986,437. As of
      December 31, 2021, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was
      $919,624 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was
      $96,849. The net unrealized appreciation was $822,775. The amounts presented are inclusive of derivative contracts.

                 See Notes to Consolidated Financial Statements           Page 7


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 2021

-----------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of December 31,
2021 is as follows (see Note 2A - Portfolio Valuation in the Notes to
Consolidated Financial Statements):


                                                      ASSETS TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          12/31/2021         PRICES           INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
U.S. Treasury Bills..................................   $   45,535,162   $           --   $   45,535,162   $           --
Money Market Funds...................................          436,565          436,565               --               --
                                                        --------------   --------------   --------------   --------------
Total Investments....................................       45,971,727          436,565       45,535,162               --
Call Options Purchased...............................          138,150               --          138,150               --
                                                        --------------   --------------   --------------   --------------
Total................................................   $   46,109,877   $      436,565   $   45,673,312   $           --
                                                        ==============   ==============   ==============   ==============

                                                    LIABILITIES TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                            TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                           VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                          12/31/2021         PRICES           INPUTS           INPUTS
                                                        --------------   --------------   --------------   --------------
Call Options Written.................................   $     (104,244)  $           --   $     (104,244)  $           --
Put Options Written..................................      (14,314,182)              --      (14,314,182)              --
                                                        --------------   --------------   --------------   --------------
Total................................................   $  (14,418,426)  $           --   $  (14,418,426)  $           --
                                                        ==============   ==============   ==============   ==============


Page 8           See Notes to Consolidated Financial Statements


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2021


ASSETS:
Investments, at value..................................................    $    45,971,727
Options contracts purchased, at value..................................            138,150
Cash...................................................................             16,393
Receivables:
   Investment securities sold..........................................            104,639
   Dividends...........................................................                 12
                                                                           ---------------
   Total Assets........................................................         46,230,921
                                                                           ---------------

LIABILITIES:
Options contracts written, at value....................................         14,418,426
Payables:
   Investment securities purchased.....................................            314,208
   Investment advisory fees............................................             22,104
                                                                           ---------------
   Total Liabilities...................................................         14,754,738
                                                                           ---------------
NET ASSETS.............................................................    $    31,476,183
                                                                           ===============
NET ASSETS CONSIST OF:
Paid-in capital........................................................    $    30,715,694
Par value..............................................................             15,500
Accumulated distributable earnings (loss)..............................            744,989
                                                                           ---------------
NET ASSETS.............................................................    $    31,476,183
                                                                           ===============
NET ASSET VALUE, per share.............................................    $         20.31
                                                                           ===============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)..............................          1,550,002
                                                                           ===============
Investments, at cost...................................................    $    45,986,437
                                                                           ===============
Premiums paid on options contracts purchased...........................    $       220,289
                                                                           ===============
Premiums received on options contracts written.........................    $    15,334,019
                                                                           ===============


                 See Notes to Consolidated Financial Statements           Page 9


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2021 (a)


INVESTMENT INCOME:
Interest...............................................................    $        14,920
Dividends..............................................................                559
                                                                           ---------------
   Total investment income.............................................             15,479
                                                                           ---------------

EXPENSES:
Investment advisory fees...............................................            143,854
                                                                           ---------------
   Total expenses......................................................            143,854
                                                                           ---------------
NET INVESTMENT INCOME (LOSS)...........................................           (128,375)
                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.........................................................               (185)
   Purchased options contracts.........................................            (84,569)
   Written options contracts...........................................           (215,849)
                                                                           ---------------
Net realized gain (loss)...............................................           (300,603)
                                                                           ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments.........................................................            (14,710)
   Purchased options contracts.........................................            (82,139)
   Written options contracts...........................................            915,593
                                                                           ---------------
Net change in unrealized appreciation (depreciation)...................            818,744
                                                                           ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)................................            518,141
                                                                           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS.....................................................    $       389,766
                                                                           ===============


(a)   Inception date is March 2, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 10          See Notes to Consolidated Financial Statements


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS


                                                                               PERIOD
                                                                                ENDED
                                                                           12/31/2021 (a)
                                                                           ---------------
OPERATIONS:
Net investment income (loss)...........................................    $      (128,375)
Net realized gain (loss)...............................................           (300,603)
Net change in unrealized appreciation (depreciation)...................            818,744
                                                                           ---------------
Net increase (decrease) in net assets resulting from operations........            389,766
                                                                           ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital......................................................           (446,336)
                                                                           ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold..............................................         36,504,705
Cost of shares redeemed................................................         (4,971,952)
                                                                           ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.......................................         31,532,753
                                                                           ---------------
Total increase (decrease) in net assets................................         31,476,183

NET ASSETS:
Beginning of period....................................................                 --
                                                                           ---------------
End of period..........................................................    $    31,476,183
                                                                           ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period................................                 --
Shares sold............................................................          1,800,002
Shares redeemed........................................................           (250,000)
                                                                           ---------------
Shares outstanding, end of period......................................          1,550,002
                                                                           ===============


(a)   Inception date is March 2, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

                 See Notes to Consolidated Financial Statements          Page 11


FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
CONSOLIDATED FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                     PERIOD
                                                                      ENDED
                                                                 12/31/2021 (a)
                                                                 ---------------
Net asset value, beginning of period...........................     $   20.14
                                                                    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)...................................         (0.08)
Net realized and unrealized gain (loss)........................          0.71
                                                                    ---------
Total from investment operations...............................          0.63
                                                                    ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Return of capital..............................................         (0.46)
                                                                    ---------
Net asset value, end of period.................................     $   20.31
                                                                    =========
TOTAL RETURN (b)...............................................          3.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................     $  31,476
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets .................          0.85% (c)
Ratio of net investment income (loss) to average net assets....         (0.76)% (c)
Portfolio turnover rate (d)....................................             0%


(a)   Inception date is March 2, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b)   Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d)   Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12          See Notes to Consolidated Financial Statements


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2021

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8,
2003, and is registered with the Securities and Exchange Commission under the
Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-two exchange-traded funds. This report covers the FT Cboe Vest Gold Strategy Target Income ETF(R) (the "Fund"), which trades under the ticker "IGLD" on the Cboe BZX Exchange, Inc. ("Cboe BZX"). The
Fund represents a separate series of shares of beneficial interest in the Trust.
Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large blocks of shares known as "Creation Units."

The Fund is an actively managed exchange-traded fund. The Fund's investment objective is to seek to deliver participation in the price returns of the
SPDR(R) Gold Trust (the "Underlying ETF") while providing a consistent level of income. Under normal market conditions, the Fund, through a wholly-owned subsidiary (the "Subsidiary"), organized under the laws of the Cayman Islands, invests in FLexible EXchange(R) Options ("FLEX Options") on the Underlying ETF.
The Fund does not invest directly in FLEX Options. The Fund gains exposure to these investments exclusively by investing in the Subsidiary. The Fund's investment in the Subsidiary may not exceed 25% of the Fund's total assets at the end of each fiscal quarter. As of December 31, 2021, the Fund invested
22.50% of the Fund's total assets in the Subsidiary. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting
Standards Codification Topic 946, "Financial Services-Investment Companies." The
consolidated financial statements include the accounts on a consolidated basis of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the consolidated financial statements. The preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the
United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The Fund's NAV is determined daily as of the close of regular trading on the New
York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the
NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund's NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor")
in accordance with valuation procedures adopted by the Trust's Board of
Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Consolidated Portfolio of Investments. The Fund's investments are valued as follows:

      Exchange-traded options contracts (other than FLEX Option contracts) are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
      Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. FLEX Option contracts are normally valued using a model-based price provided by a third-party pricing vendor. On days when a trade in a FLEX Option contract occurs, the trade price will be used to value such FLEX Option contracts in lieu of the model price.

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

If the Fund's investments are not able to be priced by pre-established pricing methods, such investments may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. A variety of factors may be considered in determining the fair value of such investments.

                                                                         Page 13


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2021

Valuing the Fund's holdings using fair value pricing will result in using prices for those holdings that may differ from current market valuations. The
Subsidiary's holdings will be valued in the same manner as the Fund's holdings.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o     Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o     Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o     Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little
                  information is released publicly.

            o     Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves
                  observable at commonly quoted intervals, volatilities,
                  prepayment speeds, loss severities, credit risks, and default rates).

            o     Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o     Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of December 31, 2021, is included with the Fund's Consolidated Portfolio of Investments.

B. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are recorded on the identified cost basis.
Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

C. FLEX OPTIONS

FLEX Options are customized equity or index option contracts that trade on an exchange, but provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. FLEX Options are guaranteed for settlement by the Options Clearing Corporation.

The Fund, through the Subsidiary, purchases and sells call and put FLEX Options based on the performance of the Underlying ETF. The FLEX Options that the
Subsidiary holds that reference the Underlying ETF will give the Subsidiary the right to receive or deliver shares of the Underlying ETF on the option expiration date at a strike price, depending on whether the option is a put or call option and whether the Subsidiary purchases or sells the option. The FLEX
Options held by the Subsidiary are European style options, which are exercisable at the strike price only on the FLEX Option expiration date.

When the Subsidiary writes (sells) an option, an amount equal to the premium received by the Subsidiary is included in "Options contracts written, at value"
on the Consolidated Statement of Assets and Liabilities. Gain or loss on written options is presented separately as "Net realized gain (loss) on written options contracts" on the Consolidated Statement of Operations. When the Subsidiary
purchases a call or put option, the premium paid represents the cost of the call or put option, which is included in "Options contracts purchased, at value" on the Consolidated Statement of Assets and Liabilities. Gain or loss on purchased options is included in "Net realized gain (loss) on purchased options contracts"
on the Consolidated Statement of Operations.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time.
Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the consolidated financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for consolidated financial statement and tax purposes, will reverse at some time in the future.


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2021

The tax character of distributions paid during the fiscal period ended December
31, 2021 was as follows:

Distributions paid from:
Ordinary income                               $        --
Capital gains                                          --
Return of capital                                 446,336

As of December 31, 2021, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income                 $        --
Accumulated capital and other gain (loss)          (4,113)
Net unrealized appreciation (depreciation)        822,755

E. INCOME TAXES

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of
4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Subsidiary is classified as a controlled foreign corporation under
Subchapter N of the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary's income, whether or not such earnings are distributed by the Subsidiary to the Fund. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2021 remains open to federal and state audit. As of December 31, 2021, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's consolidated financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains.
The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2021, for federal income tax purposes, the Fund has $82 of non-expiring capital loss carryforwards that may be carried forward indefinitely.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes.

In order to present paid-in capital and accumulated distributable earnings
(loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) and net unrealized appreciation (depreciation)) on the
Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain
(loss). These adjustments are primarily due to the difference between book and tax treatment of net investment income from the Subsidiary. The results of operations and net assets were not affected by these adjustments. For the fiscal period ended December 31, 2021, the adjustments for the Fund were as follows:

                  Accumulated      Accumulated
                 Net Investment    Net Realized       Paid-in
                 Income (Loss)     Gain (Loss)        Capital
                 --------------   --------------   --------------
                    $ 54,702        $ 300,521       $ (355,223)

F. EXPENSES

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

                                                                         Page 15


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2021

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The
Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First
Trust is responsible for the ongoing monitoring of the Fund's and the
Subsidiary's investment portfolios, managing the Fund's business affairs and providing certain administrative services necessary for the management of the
Fund.

First Trust is responsible for the expenses of the Fund and the Subsidiary including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.85% of its average daily net assets. The Subsidiary does not pay First Trust a separate management fee.

Cboe Vest(SM) Financial LLC ("Cboe Vest"), an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First
Trust's supervision. Pursuant to the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Advisor, and the Investment
Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Advisor and
Cboe Vest, First Trust will supervise Cboe Vest and its management of the investment of the Fund's assets and will pay Cboe Vest for its services as the
Fund's sub-advisor a sub-advisory fee equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund's expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.

The Trust has multiple service agreements with The Bank of New York Mellon
("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNYM is responsible for custody of the Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund
Complex. Each independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairs of the Audit
Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets.
Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, derivatives, and in-kind transactions, for the fiscal period ended December 31, 2021, were $0 and $0, respectively.

For the fiscal period ended December 31, 2021, the Fund did not have any in-kind purchases or sales.

                           5. DERIVATIVE TRANSACTIONS

The following table presents the types of derivatives held by the Subsidiary at
December 31, 2021, the primary underlying risk exposure and the location of these instruments as presented on the Consolidated Statement of Assets and
Liabilities.


                                                   ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                        ----------------------------------------   ----------------------------------------
                                              CONSOLIDATED                               CONSOLIDATED
DERIVATIVES                             STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
INSTRUMENT          RISK EXPOSURE         LIABILITIES LOCATION         VALUE         LIABILITIES LOCATION         VALUE
-----------------   -----------------   ------------------------   -------------   ------------------------   -------------
                    Commodity           Options contracts                          Options contracts
Options             Risk                purchased, at value        $     138,150   written, at value          $  14,418,426



--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2021

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal period ended December 31, 2021, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

CONSOLIDATED STATEMENT OF OPERATIONS LOCATION
-----------------------------------------------------------------------------
COMMODITY RISK EXPOSURE
Net realized gain (loss) on:
   Purchased options contracts                                    $   (84,569)
   Written options contracts                                         (215,849)
Net change in unrealized appreciation (depreciation) on:
   Purchased options contracts                                        (82,139)
   Written options contracts                                          915,593

During the fiscal period ended December 31, 2021, the premiums for purchased options contracts opened were $311,968 and the premiums for purchased options contracts closed, exercised and expired were $91,679.

During the fiscal period ended December 31, 2021, the premiums for written options contracts opened were $32,065,897 and the premiums for written options contracts closed, exercised and expired were $16,731,878.

The Fund does not have the right to offset financial assets and liabilities related to options contracts on the Consolidated Statement of Assets and
Liabilities.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as "Authorized
Participants" have contractual arrangements with the Fund's service providers to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as "Creation Units." Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation ("NSCC")
the "basket" of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund's shares. An Authorized Participant that wishes to effectuate a creation of the Fund's shares deposits with the Fund the
"basket" of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund's shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund's shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized
Participant redeems a Creation Unit of the Fund's shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund's shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund's shares at or close to the NAV per share of the Fund.

The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation
Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.

The Fund also imposes fees in connection with the redemption of Creation Units.
These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an
Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.

                                                                         Page 17


--------------------------------------------------------------------------------
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                               DECEMBER 31, 2021

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule
12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the
Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are
Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2023.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the consolidated financial statements that have not already been disclosed.


--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED
FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying consolidated statement of assets and liabilities of FT Cboe Vest Gold Strategy Target Income ETF(R) (the "Fund"), a
series of the First Trust Exchange-Traded Fund, including the consolidated portfolio of investments, as of December 31, 2021, the related consolidated statement of operations, the consolidated statements of changes in net assets, and the consolidated financial highlights for the period from March 2, 2021
(commencement of operations) through December 31, 2021, and the related notes.
In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of
December 31, 2021, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 2, 2021
(commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 24, 2022

We have served as the auditor of one or more First Trust investment companies since 2001.

                                                                         Page 19


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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website at www.ftportfolios.com; and (3) on the Securities and
Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT.
Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                            FEDERAL TAX INFORMATION

For the taxable year ended December 31, 2021, the following percentages of ordinary income (including the short-term capital gain) distributions paid by the Fund for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

         Dividend Received Deduction           Qualified Dividend Income
         ---------------------------           -------------------------
                    0.00%                                0.00%

Distributions paid to foreign shareholders during the Fund's fiscal year ended
December 31, 2021 that were properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE
APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS
RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW
APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT
IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY
FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE,
RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT
WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO
REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a significant percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is more broadly diversified.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DEFINED OUTCOME FUNDS RISK. To the extent a fund's investment strategy is designed to deliver returns tied to the price performance of an underlying ETF, an investor may not realize the returns the fund seeks to achieve if that investor does not hold shares for the entire target outcome period. In the event an investor purchases shares after the first day of the target outcome period or sells shares prior to the end of the target outcome period, the buffer that the fund seeks to provide against a decline in the value of the underlying ETF may not be available, the enhanced returns that the fund seeks to provide (if any)
may not be available and the investor may not participate in a gain in the value of the underlying ETF up to the cap for the investor's investment period.
Additionally, the fund will not participate in gains of the underlying ETF above


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

the cap and a shareholder may lose their entire investment. If the fund seeks enhanced returns, there are certain time periods when the value of the fund may fall faster than the value of the underlying ETF, and it is very unlikely that, on any given day during which the underlying ETF share price increases in value, the fund's share price will increase at the same rate as the enhanced returns sought by the fund, which is designed for an entire target outcome period.
Trading flexible exchange options involves risks different from, or possibly greater than, the risks associated with investing directly in securities, such as less liquidity and correlation and valuation risks. A fund may experience substantial downside from specific flexible exchange option positions and certain positions may expire worthless.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative.
These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an
ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX OR MODEL CONSTITUENT RISK. Certain funds may be a constituent of one or more indices or ETF models. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in a fund's shares.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles.
Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. The United Kingdom's Financial
Conduct Authority, which regulates LIBOR, will cease making LIBOR available as a reference rate over a phase-out period that will begin immediately after

                                                                         Page 21


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

December 31, 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades.
Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in
December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of
"reasonably" normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread.
Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease.

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities;
capital controls; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; the imposition of sanctions by foreign governments; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in
non-U.S. securities may involve higher costs than investments in U.S.
securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

OPERATIONAL RISK. Each fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a fund's service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect a fund's ability to meet its investment objective. Although the funds and the funds' investment advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

                                   DISCLAIMER

The Fund is not sponsored, endorsed, sold or promoted by SPDR(R) Gold Shares,
SPDR, or Standard & Poor's(R) (together with their affiliates hereinafter referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of, descriptions and disclosures relating to the Fund or the FLEX Options. The Corporations make no representations or warranties, express or implied, regarding the advisability of investing in the Fund or the FLEX Options or results to be obtained by the Fund or the FLEX Options, shareholders or any other person or entity from use of the
SPDR(R) Gold Shares. The Corporations have no liability in connection with the management, administration, marketing or trading of the Fund or the FLEX
Options.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 East Liberty Drive, Suite
400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.


                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                               TERM OF OFFICE                                              THE FIRST TRUST     OTHER TRUSTEESHIPS
           NAME,               AND YEAR FIRST                                               FUND COMPLEX     OR DIRECTORSHIPS HELD
     YEAR OF BIRTH AND           ELECTED OR               PRINCIPAL OCCUPATIONS              OVERSEEN BY       BY TRUSTEE DURING
  POSITION WITH THE TRUST         APPOINTED                DURING PAST 5 YEARS                 TRUSTEE            PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee  o Indefinite Term  Physician, Officer, Wheaton Orthopedics;        216        None
(1951)                                           Limited Partner, Gundersen Real Estate
                              o Since Inception  Limited Partnership (June 1992 to
                                                 December 2016)

Thomas R. Kadlec, Trustee     o Indefinite Term  President, ADM Investors Services, Inc.         216        Director of ADM Investor
(1957)                                           (Futures Commission Merchant)                              Services, Inc., ADM
                              o Since Inception                                                             Investor Services
                                                                                                            International, Futures
                                                                                                            Industry Association,
                                                                                                            and National Futures
                                                                                                            Association

Denise M. Keefe, Trustee      o Indefinite Term  Executive Vice President, Advocate Aurora       216        Director and Board Chair
(1964)                                           Health and President, Advocate Aurora                      of Advocate Home Health
                                                                                                            Services, Advocate Home
                              o Since 2021       Continuing Health Division (Integrated                     Care Products and
                                                 Healthcare System)                                         Advocate Hospice;
                                                                                                            Director and Board Chair
                                                                                                            of Aurora At Home
                                                                                                            (since 2018); Director
                                                                                                            of Advocate
                                                                                                            Physician Partners
                                                                                                            Accountable Care
                                                                                                            Organization; Director
                                                                                                            and Board Chair of
                                                                                                            RML Long Term
                                                                                                            Acute Care Hospitals;
                                                                                                            and Director of Senior
                                                                                                            Helpers (since 2021)

Robert F. Keith, Trustee      o Indefinite Term  President, Hibs Enterprises (Financial          216        Director of Trust
(1956)                                           and Management Consulting)                                 Company of Illinois
                              o Since Inception

Niel B. Nielson, Trustee      o Indefinite Term  Senior Advisor (August 2018 to Present),        216        None
(1954)                                           Managing Director and Chief Operating
                              o Since Inception  Officer (January 2015 to August 2018),
                                                 Pelita Harapan Educational Foundation
                                                 (Educational Product and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,   o Indefinite Term  Chief Executive Officer, First Trust
Chairman of the Board                            Advisors L.P. and First Trust Portfolios        216        None
(1955)                                           L.P., Chairman of the Board of
                              o Since Inception  Directors, BondWave LLC (Software
                                                 Development Company) and Stonebridge
                                                 Advisors LLC (Investment Advisor)


-----------------------------
(1)   Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P.,
      investment advisor of the Trust.

                                                                         Page 23


--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2021 (UNAUDITED)


                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                 AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                  SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term       Managing Director and Chief Financial Officer
(1966)                Executive Officer                                    (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016    to January 2016), Senior Vice President (April 2007
                                                                           to January 2016), First Trust Advisors L.P. and First
                                                                           Trust Portfolios L.P.; Chief Financial Officer (January
                                                                           2016 to Present), BondWave LLC (Software
                                                                           Development Company) and Stonebridge Advisors
                                                                           LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term       Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                    President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016    Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term       General Counsel, First Trust Advisors L.P. and First
(1960)                Legal Officer                                        Trust Portfolios L.P.; Secretary and General Counsel,
                                                   o Since Inception       BondWave LLC; Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term       Managing Director, First Trust Advisors L.P. and First
(1970)                                                                     Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term       Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                              and First Trust Portfolios L.P.
                                                   o Chief Compliance
                                                     Officer Since
                                                     January 2011

                                                   o Assistant Secretary
                                                     Since Inception

Roger F. Testin       Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1966)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term       Senior Vice President, First Trust Advisors L.P. and
(1970)                                                                     First Trust Portfolios L.P.
                                                   o Since Inception


-----------------------------
(2)   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FT CBOE VEST GOLD STRATEGY TARGET INCOME ETF(R) (IGLD)
                         DECEMBER 31, 2021 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o     Information we receive from you and your broker-dealer, investment professional or financial representative through interviews, applications, agreements or other forms;

      o     Information about your transactions with us, our affiliates or others;

      o     Information we receive from your inquiries by mail, e-mail or telephone; and

      o     Information we collect on our website through the use of "cookies".
            For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o     In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o     We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually.
We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at
1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust
Advisors).

March 2021

                                                                         Page 25

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

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

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

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Cboe Vest(SM) Financial LLC
1765 Greensboro Station Pl, 9th Floor
McLean, VA 22102

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606


[BLANK BACK COVER]


(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $394,000 for 2020 and $397,000 for 2021.

(b)	Audit-Related Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

Audit-Related Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2020 and $0 for 2021.

(c)	Tax Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $63,179 for 2020 and $65,296 for 2021. The tax fees were for review of regulated investment company status. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant’s advisor and distributor were $0 for 2020 and $0 for 2021.

(d)	All Other Fees (Registrant) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

All Other Fees (Investment Advisor and Distributor) — The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant’s investment advisor and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2020 and $0 for 2021.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant’s investment advisor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for the fiscal year ended October 31, 2020 were $63,179 for the registrant, $23,200 for the registrant’s investment advisor and $29,500 for the registrant’s distributor and for the fiscal year ended October 31, 2021 were $65,296 for the registrant, $16,500 for the registrant’s investment advisor and $29,500 for the registrant’s distributor.

(h)	The registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Items 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the registrant. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith and Niel B. Nielson.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	March 10, 2022
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	March 10, 2022

* Print the name and title of each signing officer under his or her signature.